UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Colin J. Dean, Esq.

Mercer Investments LLC

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(617) 747-9500

Date of Fiscal Year End: March 31, 2021

Date of Reporting Period: March 31, 2021

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer FundsTM

Annual Report

Mercer US Large Cap Equity Fund

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you are not affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your financial intermediary electronically by calling 1-888-887-0619 if you hold your shares directly with the Mercer Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper copies free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-887-0619 if you hold your shares directly with the Mercer Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper copies apply to all Funds held with the Mercer Funds or through your financial intermediary, as applicable.

March 31, 2021

MERCER FUNDS

Mercer US Large Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Index.

Investment Strategy

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2021, the Fund’s Y-3 share class performance was 64.71% compared to its benchmark, the Russell 1000® Index, return of 60.59%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2021, the Fund employed six sub-advisors: Brandywine Global Investment Management LLC (Brandywine), O’Shaughnessy Asset Management LLC (OSAM), Polen Capital Management LLC (Polen), Jennison Associates LLC (Jennison), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (Macquarie), and Parametric Portfolio Associates LLC (Parametric).

Brandywine, a deep value manager, focuses on cheap stocks that trade at a significant discount to intrinsic value, with strong free cash flows and quality balance sheets.

OSAM is a yield focused quantitative value manager that seeks stocks that rank high based on valuation, quality and shareholder yield.

Polen is a concentrated quality growth manager, focused on finding high quality companies, with sustainable, above-average earnings growth.

Jennison is a growth manager who selects stocks with long-term competitive advantages that are growing earnings faster or longer than the broad market.

Macquarie is a quality value manager who invests in strong, high quality businesses with sound balance sheets and free cash flow generation.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

The start of the fiscal year 2020 was like no other in recent memory, with the global pandemic forcing large parts of our society to shelter in place, disrupting business activity, and sending millions to work from home. During this period, consumer and corporate spending habits were altered and/or shifted, which sent the economy from thriving to being shuttered in a matter of weeks. But there were patches of strength. Companies in cloud computing, video conferencing, e-commerce, and digital entertainment flourished as people did more — and spent more money — online. After the initial shock, unprecedented monetary and fiscal response provided liquidity and support to every day Americans through direct payments, and financial markets through quantitative easing, paving the way to recovery.

Mercer US Large Cap Equity Fund

In the fourth quarter of 2020, the announcements of the Moderna and Pfizer vaccines, along with optimism surrounding the results of the U.S. election sent equity markets higher, as investors started to price in a reopening of the economy in 2021. These events were the catalysts for a new “reopening trade” which saw a rally in cyclical stocks, including financials, industrials, materials, and energy which would benefit most from a reopening of the economy. By several measures, 2020 represented one of the most volatile periods in history for U.S. stock prices. The year was characterized by frequent, large, daily price swings in both directions and implied volatility remained elevated throughout. As we moved into 2021, equity markets continued to climb higher, as inflation expectations climbed, and rates rose, adding further momentum to cyclicals, and the selling of growth stocks. Alongside this trend, investor optimism and the continued monetary and fiscal stimulus created pockets of speculation and froth as outlined by the booming SPAC IPO market, price action in cannabis stocks, cryptocurrency derivatives, and the online forums contributing to volatility in stocks like Game Stop and AMC.

Looking forward, the outlook for the domestic economy is bullish. The expectation is that leading indicators will remain strong on the back of the reopening activity and extensive consumer spending as a result of employment, stimulus and savings.

Within the Russell 1000® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were Consumer Discretionary (91.1%), Energy (79.3%), and Materials (78.7%). The worst performing sectors were Utilities (19.8%), Consumer Staples (29.6%), and Real Estate (34.3%).

The Mercer US Large Cap Equity Fund outperformed the Russell 1000® Index for the period, with the growth-oriented managers, Brandywine, OSAM, and Jennison outperforming, and the two higher quality managers, Polen and Macquarie lagging. At the total Fund level, exposure to more cyclical areas like materials and financials were strong tailwinds, while, holdings in communication services and health care detracted from performance.

Over the one year period Jennison outperformed the Russell 1000® Growth Index with strong returns from higher growth stocks acting as a tailwind. Performance from consumer names, particularly a holding in Tesla, which rose 537% during the period benefitted the Fund. Holdings in technology were also positive, especially software and IT service names like Shopify, Twilo, Adyen, and Crowdstrike, which all benefitted from COVID related stay at home trends. Detracting from relative results were holdings in media and entertainment.

For the one year ended March 31, 2021, the Polen Focus Growth strategy trailed the Russell 1000® Growth Index return of 62.7%. Polen’s focus on higher quality businesses was a headwind, as higher growth and higher valuation stocks with strong stay at home tailwinds were in favor. Many investors appeared to prefer more pro-cyclical stocks toward the end of the period and rotated away from those stocks that performed well in the second and third quarters of 2020. In addition, lack of exposure to two large index names, Tesla and Apple were large detractors. On the positive side, holdings in health care, particularly Align Technology, along with holdings in Facebook and Alphabet contributed to returns.

Macquarie underperformed the Russell 1000® Value Index over the Fund’s fiscal year. The majority of Macquarie’s underperformance came in the last two quarters when lower quality cyclical businesses rallied, which was a headwind to their higher quality portfolio. Holdings in industrials were the largest detractors, as defense contractors Northrop Grumman and Raytheon failed to keep up with more economically sensitive businesses, like construction, airlines, and machinery manufacturers. Holdings in health care, particularly Viatris, and communication services also lagged. On the positive side, holdings in utilities and food and agricultural products contributed.

OSAM outperformed its benchmark for the period, with the majority of its outperformance coming during the last two quarters of the Fund’s fiscal year. Up until November, the strategy was roughly flat to the index, with quality measures within OSAM’s process contributing to, and valuation detracting from, performance. Starting in November, OSAM’s focus on shareholder yield, the three ways in which a company can distribute cash to

Mercer US Large Cap Equity Fund

shareholders: cash dividends, stock repurchases and debt reduction, led them into more cyclical areas of the market, including financials, industrials, and materials, benefitting performance. The strategy is also underweight mega cap stocks, which hurt the Fund during the first two quarters and helped the Fund in the last two quarters of the fiscal year.

Brandywine outperformed its benchmark for the period driven by strong results during the risk-on rally of the last two quarters of the fiscal year. Exposure to cheaper, more cyclical companies was a tailwind, particularly within banks, materials, and autos, which would directly benefit from the economy fully reopening. Holdings in semiconductor manufacturers Marvell and Micron were also large contributors, both more than doubling over the period. Detracting from results slightly was positioning within energy, as a holding in BP lagged peers.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer US Large Cap Equity Fund

March 31, 2021

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Equity Shares vs. the

Russell 1000® Index

As of March 31, 2021

This graph shows the performance of the Mercer US Large Cap Equity Fund Class Y-3 shares versus the Russell 1000® Index from April 1, 2011 through March 31, 2021. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2021, the Fund’s Y-3 share class performance was 84.20% compared to its benchmark, the Russell 2500® Index, return of 89.40%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2021, the Fund employed six sub-advisors: Westfield Capital Management Company (Westfield), GW&K Investment Management LLC (GW&K), Loomis, Sayles & Company, LP (Loomis), LSV Asset Management (LSV), River Road Asset Management (River Road) and Parametric Portfolio Associates LLC (Parametric).

Westfield, a traditional growth manager, employs a fundamental, bottom-up approach, which seeks to identify reasonably priced stocks with high earnings growth potential. A bottom-up approach focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.

GW&K uses a bottom-up fundamental research process in order to identify high quality companies with sustainable long-term earnings growth rates.

Loomis looks to provide a lower volatility approach to high growth investing by seeking companies with high quality business models that have differentiated and sustainable growth opportunities.

LSV, a quantitative value manager, using mathematical and statistical methods, seeks deep value, out-of-favor companies with recent momentum. LSV avoids introducing any judgmental biases or behavioral weaknesses into their investment process.

River Road, a fundamental absolute value manager, seeks to buy stocks at a discount to their fair value and sell them at or in excess of that value, and focuses on purchasing companies that are priced at a modest discount to their absolute value and possess superior fundamental business characteristics.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month-period ended March 31, 2021, the U.S. equity market, as measured by the Russell 3000® Index, was up 62.53% due to the anticipated outlook of a return to normalcy coupled with the distribution of millions of vaccines along with the backdrop of accommodative monetary policy and large fiscal spending packages.

Mercer US Small/Mid Cap Equity Fund

The start of the fiscal year 2020 was like no other in recent memory, with the global pandemic forcing large parts of our society to shelter in place, disrupting business activity, and sending millions to work from home. During this period, consumer and corporate spending habits were altered and/or shifted, which sent the economy from thriving to being shuttered in a matter of weeks. But there were patches of strength. Companies in cloud computing, video conferencing, e-commerce, and digital entertainment flourished as people did more and spent more money online. After the initial shock, unprecedented monetary and fiscal response provided liquidity and support to every day Americans through direct payments, and financial markets through quantitative easing, paving the way to recovery.

In the fourth quarter of 2020, the announcements of the Moderna and Pfizer vaccine, along with optimism surrounding the results of the U.S. election sent equity markets higher, as investors started to price in a reopening of the economy in 2021. These events were the catalysts for a new “reopening trade” which saw a rally in cyclical stocks, including financials, industrials, materials, and energy which would benefit most from a reopening of the economy. By several measures 2020 represented one of the most volatile periods in history for U.S. stock prices. The year was characterized by frequent, large, daily price swings in both directions and implied volatility remained elevated throughout. As we moved into 2021, equity markets continued to climb higher, as inflation expectations climbed, and rates rose, adding further momentum to cyclicals, and the selling of growth stocks. Alongside this trend, investor optimism and the continued monetary and fiscal stimulus created pockets of speculation and froth as outlined by the booming SPAC IPO market, price action in cannabis stocks, cryptocurrency derivatives, and the online forums contributing to volatility in stocks like Game Stop and AMC.

Looking forward, the outlook for the domestic economy is bullish. The expectation is that leading indicators will remain strong on the back of the reopening activity and extensive consumer spending as a result of employment, stimulus and savings.

Within the Russell 2500® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were Consumer Discretionary and Energy with returns of 159.97% and 154.52%, respectively. Underperforming sectors for the fiscal year were utilities and real estate, with returns of 21.00% and 48.79%, respectively. The top performing industries for the fiscal year were specialty retail and internet & direct marketing retail with returns of 274.75% and 232.14%, respectively. The underperforming industries for the fiscal year were water utilities and electric utilities with returns of 10.49% and 18.75%, respectively.

The Mercer US Small/Mid Cap Equity Fund underperformed the Russell 2500® Index for the period. The Fund’s exposure to quality and size from a market capitalization standpoint as well as its lower beta profile were headwinds towards performance for the year despite its exposure to value from a style perspective. Security selection, particularly in the health care, consumer discretionary and industrials sectors detracted from performance while selection in the Financials Sector contributed towards performance for the fiscal year. From an allocation standpoint, the Fund’s underweight positions in the utilities, real estate and Financials Sectors coupled with its overweight positions in the consumer discretionary and industrials sectors contributed towards performance while the Fund’s underweight to the energy and materials sectors detracted from performance.

Westfield outperformed the Russell 2500® Growth Index for the fiscal year. The relative outperformance was driven by positive stock specific returns, which offset a factor headwind during the period. The most significant factor headwind during the period was the portfolio’s underweight to volatility, which was partially offset by the portfolio’s underweight to momentum and overweight to growth and value. Stock specific relative strength within consumer discretionary and financials was additive to performance for the fiscal year. In addition, Westfield’s overweight to the industrials sector combined with an underweight to the utilities, consumer staples, materials, information technology and health care sectors contributed towards performance.

Loomis’ exposure to high quality growth coupled with their size exposure from a market capitalization standpoint were headwinds towards performance versus the Russell 2500® Growth Index. In addition, despite

Mercer US Small/Mid Cap Equity Fund

strong security selection in the financials and consumer staples sectors their selection in the information technology, consumer discretionary, industrials and communication services sectors weighed on performance for the fiscal year.

GW&K‘s underperformance was attributed to its exposure to higher quality and size from a market capitalization standpoint. In addition, despite their strong security selection in the financials and information technology sectors, their selection in the industrials, consumer discretionary, real estate and health care sectors detracted from their performance for the fiscal year.

LSV’s outperformance versus the Russell 2500® Value Index for the period was driven by its deep value style being in favor, which is evident with its security selection in multiple sectors to include financials, industrials, consumer discretionary, communication services, information technology and utilities, all contributing towards performance.

River Road’s underperformance versus the Russell 2500® Value Index for the period was attributed to negative security selection, primarily in the Financials Sector, and greater exposure to high quality and low beta securities.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer US Small/Mid Cap Equity Fund

March 31, 2021

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Equity Shares vs. the

Russell 2500® Index

As of March 31, 2021

This graph shows the performance of the Mercer US Small/Mid Cap Equity Fund Class Y-3 shares versus the Russell 2500® Index from April 1, 2011 through March 31, 2021. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities.

Performance

For the fiscal year ended March 31, 2021, the Fund’s Y-3 share class performance was 51.42% compared to its benchmark return of 44.57%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2021, the Fund employed five sub-advisors: Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), MFS Investment Management (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

Arrowstreet’s strategy seeks to outperform international equity benchmarks through a risk-controlled core approach. Arrowstreet combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating return in excess of the benchmark involves evaluating the prospects of a security considering both the characteristics of the stock itself (direct effects) as well as the characteristics of other related stocks (indirect effects).

American Century manages its portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth will outperform the market over time. American Century constructs its portfolio through a bottom-up stock selection, which focuses on individual stock selection rather than macroeconomic and market cycles, within a risk aware framework. American Century’s thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where it believes that growth is sustainable but that the earnings power of the company is generally underestimated. American Century can opportunistically invest in emerging market stocks.

MFS’s investment process is based on a fundamental, bottom-up stock selection of high quality companies whose long-term value MFS believes is not adequately reflected in the stock price.

LSV utilizes a quantitative approach, which uses mathematical and statistical methods and seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

After last year’s deep market sell-off that bottomed in March, global equity markets rallied strongly, reaching and surpassing pre-pandemic levels. Thus, MSCI World® Index rose by 54.03% during the 12-month period

Mercer Non-US Core Equity Fund

ended March 31, 2021. U.S. equities — measured using the Russell 1000® Index — increased by 60.59% for the fiscal year. Compared to the U.S., international developed markets lagged, with the MSCI EAFE® Index (the Fund’s benchmark) returning 44.57% over the period. The MSCI Emerging Markets® Index returned 58.39% for the 12-month period ended March 31, 2021.

The global economy and the behavior of stock markets during the 2020 fiscal year were defined by the COVID-19 pandemic and worldwide efforts to manage the effects of the health crises. By March of last year, the virus outbreak had quickly turned into an economic shock as governments across the globe enacted containment and shutdown policies. Uncertainty over the duration and deepness of the economic collapse led to plunge in equity markets, rise in credit spreads and flight to the safety of government bonds. Unemployment spiked as companies furloughed and laid off staff; firms reduced their earnings guidance for the year or withdrew it completely. By the end of March, in order to soften the economic impact of the virus and the associated business disruptions, central banks and governments worldwide announced and shortly afterwards enacted a series of rescue packages. This unprecedented global government support became the catalyst for easing of financial conditions and stock market recovery, leading global indices to reach their pre-pandemic levels by November of 2020.

Beneath the surface, there was substantial divergence in performance of different sectors. Until November, stocks in Technology, Consumer Discretionary and Biotechnology sectors, so-called “stay-at-home” businesses, whose earnings accelerated during the pandemic, had outperformed substantially. At the same time cyclical stocks representing businesses that suffered from the economic shut-down lagged. After November, positive news on vaccine development and more clarity after the U.S. Presidential elections, led to a rotation in the markets: the so-called “re-opening” stocks, cyclical businesses in sectors such as Energy, Materials and Industrials began to outperform. Additionally, a rise and steepening of the yield curves helped with performance for Financials. Sectors that lagged throughout the recovery have been defensives such as Consumer Staples and Utilities, which is not uncommon for rapidly rising markets.

The recovery was also uneven across countries. In Emerging markets, Taiwan and South Korea, major producers of semiconductors, performed exceptionally well. India also had a strong recovery. In China where the virus was first identified, a series of strict lockdowns helped control the virus early in the year, putting the country on a quicker road to recovery during 2020. However, Chinese equities started to lag due to fears of tightening monetary policy in the country to avoid inflationary pressures. For the fiscal year Chinese equities ended up lagging the overall Emerging market benchmark. In Developed ex U.S. markets, Northern European countries showed strong recovery while equity markets in Japan, United Kingdom and Spain underperformed the MSCI World® Index.

For the fiscal year, in both in Developed and Emerging markets, Consumer Discretionary, Information Technology and Materials were the best performing sectors while Consumer Staples and Utilities were the worst performers. Small and mid-market capitalization and higher beta stocks outperformed, while defensive stocks lagged.

Arrowstreet outperformed the Fund’s benchmark by 13.85%. Outperformance came from all sectors except for Financials. Strong security selection within Materials, Consumer Discretionary, Financials, Energy and Health Care as well as allocation decisions such as being underweight lower beta Consumer Staples and Health Care and being overweight Information Technology and Materials were among largest contributors to the outperformance. Arrowstreet’s tilt towards lower market capitalization stocks was also positive. The largest contributions to returns came from underweight positions to Nestle and overweight positions to BHP group, Volkswagen and Nexans. On the other hand, underweights to Siemens, Infineon Technologies and overweights to Astrazeneca and Canon were the largest detractors.

Mercer Non-US Core Equity Fund

American Century outperformed the Fund’s benchmark by 19.1%. During most of the 2020 calendar year markets favored businesses with accelerating revenue and earnings growth characteristics, which was a strong tailwind for American Century’s performance. Except for Materials and Financials, investments in all other sectors contributed to outperformance with both asset allocation and security selection contributing roughly equally to returns. Being overweight Information Technology and Consumer Discretionary sectors as well as underweight the lower beta Consumer Staples and Health Care sectors added most to positive asset allocations returns. Investments in Information Technology, Industrials and Consumer Discretionary showed the largest gains from security selection. The largest contributions to returns came from overweight positions to Adyen, Asos, Infineon Technologies and Techtronic Industries. On the other hand, overweight to Zur Rose Group, Safran and Fanuc as well as underweight to Zurich Insurance Group were the largest detractors.

MFS underperformed the Fund’s benchmark by 5.95%. MFS’ process of investing in profitable, stable companies with sustainable earnings and low leverage led to strong returns during the market sell-off at the beginning of the 2020 calendar year and market rebound afterwards. However, starting from November 2020, as markets strongly favored more cyclical higher beta stocks, MFS experienced significant underperformance and ended the fiscal year lagging its benchmark. Having lower beta was the largest detractor. Investments in Information Technology was the largest positive contributor stemming both from an overweight to the sector as well as strong security selection. Being underweight Energy, Utilities and Health Care sectors was also positive. The biggest detractor was an overweight to Consumer Staples, followed by weak security selection in Materials, Industrials and Health Care. The largest contributions to returns came from overweight positions to Taiwan Semiconductor, Cadence Design Systems, Schneider Electric se and Samsung Electronics ltd. On the other hand, overweights to Kao corp, Nestle, Santen Pharmaceutical, and Toyo Suisan Kaisha ltd were the largest detractors.

LSV outperformed the Fund’s benchmark by 7.05%. During the market sell-off at the beginning of 2020, the deep value stocks that LSV invests in, were most hard hit. This style of investing continued to lag until November of 2020. Cyclical sector rebound after November was a major tailwind for LSV, helping it produce solid returns for the year. Investing in higher beta and smaller market capitalization stocks and being overweight value stocks were major contributors to returns later in the period. The outperformance came across all sectors, except for Health Care and Communication Services. the largest contributors were strong security selection in Consumer Discretionary, Financials and Information Technology as well as underweight exposure to Consumer Staples. The largest contributions to returns came from overweight positions Fortescue Metals group, Xinyi Glass holdings, Signify and Kia Motors. On the other hand, overweight to Glaxosmithkline, KDDI, Nippon Telegraph & Telephone and Roche Holdings were largest detractors.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Non-US Core Equity Fund

March 31, 2021

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index®

As of March 31, 2021

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index® from April 1, 2011 through March 31, 2021. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Bloomberg Barclays U.S. Aggregate Bond™ Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds, such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, and bonds issued by issuers located in emerging capital markets. The Fund may also invest in certain derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2021, the Fund’s Y-3 share class performance was 4.23% compared to its benchmark return of 0.71%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2021, the Fund employed three sub-advisors: Manulife Asset Management (Manulife), Income Research & Management (IR&M) and PGIM Fixed Income, a business unit of PGIM, Inc. (Prudential).

Manulife manages its allocated portion of the Fund by seeking to produce superior results by anticipating shifts in the business cycle and moderating risk relative to the direction of interest rates. The investment team capitalizes on these shifts by using a research-driven process to identify attractive sectors as well as mispriced securities within those sectors.

IR&M manages its allocated portion of the Fund based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S. fixed income universe. A bottom-up approach focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.

Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha sources, such as sector allocation and bottom-up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis, by measuring a security’s intrinsic value to determine if undervalued or overvalued, as well as proprietary models, by using software and other means of analysis to gain a competitive edge, which identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2021, U.S. fixed income market returns, as measured by the Bloomberg Barclay U.S. Aggregate Bond™ Index, were positive, despite the turbulence across U.S. and global markets experienced during the period. Throughout 2020, the Federal Reserve (“Fed”) continued to anchor

Mercer Core Fixed Income Fund

front-end rates and maintained an accommodative stance to provide liquidity to the markets. The Fed’s participation in the markets, including direct purchases of corporate bonds, improved market sentiment and led to a historic pace of spread tightening following the dislocations earlier in 2020. Vaccine progress, fiscal stimulus and expectations of a strong recovery in 2021 led spreads to tighten to levels at or through their pre-COVID levels. Investment grade credit spreads ended the period at 86 basis points (0.86%), recovering from their March 2020 level of 255 basis points (2.55%). Rates remained anchored at the front end with the Fed Funds target rate remaining at 0-25 basis points (0.00-0.25%) throughout the period, however, markets drove rates higher on the curve, reflecting expectations of [higher] inflation and economic improvement. The 10-year Treasury ended the period at a rate of 1.74%, 107 basis points higher than its March 2020 level of 0.67%.

The Fund’s return was positive in relative terms as it outperformed in relation to the Bloomberg Barclays U.S. Aggregate Bond™ Index for the fiscal year ended March 31, 2021. The majority of outperformance was due to the Fund’s strategic overweight to spread sectors, as these markets retraced losses from the first quarter of 2020.

The respective performance results of each Sub-advisor was in line with expectations based on risk posture. Manulife has the largest share of the risk-allocation within the Fund. Manulife’s bias towards corporate credit and allocation to “higher quality” high yield bonds led the manager to outperform for the fiscal year.

Prudential had a marginally less aggressive allocation to spread sectors relative to Manulife, but was still overweight relative to the Fund’s benchmark. The majority of outperformance relative to the benchmark was due to their continued overweight allocations to securitized sectors such as CLOs and CMBS. An underweight allocation to Treasuries also contributed positively to the Fund’s returns; however, a slight extended duration posture provided an incremental headwind to performance as rates rose sharply out the curve.

IR&M also outperformed the Fund’s benchmark over the trailing 12-month period. The bias towards higher quality corporate bonds as well as their tactical rotation of spread exposure led them to outperform. Their slightly lower risk posture coming into the fiscal year allowed them to deploy more capital into market dislocations which benefited their overall performance as spreads tightened at a historic pace.

Risk Considerations

The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may also experience high portfolio turnover, which may result in higher transaction costs and capital gains.

Mercer Core Fixed Income Fund

March 31, 2021

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income Shares vs. the

Bloomberg Barclays U.S. Aggregate Bond™ Index

As of March 31, 2021

This graph shows the performance of the Mercer Core Fixed Income Fund Class Y-3 shares versus the Bloomberg Barclays U.S. Aggregate Bond™ Index from April 1, 2011 through March 31, 2021. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged. The Fund’s secondary benchmark is a blended benchmark consisting of 35% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 17.5% Bloomberg Barclays Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index1.

Investment Strategy

The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures), swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance

For the fiscal year ended March 31, 2021, the Fund’s Y-3 share class performance was 17.12% compared to its primary benchmark return of 25.54% and secondary benchmark return of 14.68%, Performance of the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2021, the Fund employed four sub-advisors and a sub-subadvisor, Western Asset Management Company and Western Asset Management Company Limited (as sub-subadvisor) (together referred to as WAMCO), Loomis, Sayles & Company, LP (Loomis), BlackRock International Limited (BlackRock), and Colchester Global Investors Limited (Colchester).

In managing its allocated portion of the Fund’s portfolio, Loomis invests in debt of issuers globally. Loomis produces country and credit cycle views as inputs to portfolio construction. Security selection is then carried out by a team of credit analysts who maintain a comprehensive database of internal ratings. The team will also engage in active duration positioning although security and sector selection are identified as main drivers of performance.

In managing its allocated portion of the Fund’s portfolio, WAMCO invests in credit securities across sectors and geographies. The strategy focuses on global valuations in credit and volatility conditions. The strategy seeks a blend of income and capital appreciation by dynamically rotating across sectors such as global corporates, emerging markets, and structured credit, and tactically managing overall portfolio duration.

In managing its allocated portion of the Fund’s portfolio, Colchester invests in sovereign debt issued by emerging market borrowers and those denominated in local emerging market currencies. Colchester’s portfolio construction process is based on a quantitative model, using mathematical and statistical methods, that promotes allocation to countries and currencies identified based on attractive real yields and sound financial characteristics.

[1]

Effective April 2020. Prior to April 2020, the Fund’s secondary benchmark was a blended benchmark consisting of 50% JP Morgan Government Bond Index - Emerging Markets Global Diversified and 50% Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged, and its tertiary benchmark was a blended benchmark consisting of 20% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 10% Bloomberg Barclays Global High Yield Index, 6% JP Morgan CEMBI Diversified Index, 4% S&P/LSTA Leveraged Loan Index, 30% US 3 Month T-Bill Index and 30% JP Morgan GBI-EM Diversified Index.

Mercer Opportunistic Fixed Income Fund

In managing its allocated portion of the Fund’s portfolio, BlackRock invests in emerging market debt securities denominated in local currency. BlackRock’s portfolio construction process implements a top down philosophy focused on identifying economic or market themes that impact asset prices. The themes inform the team’s market views and portfolios are positioned to benefit from directional moves in the market.

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2021, U.S. fixed income market returns, as measured by the Bloomberg Barclay U.S. Aggregate Bond™ Index, were positive, despite the turbulence across U.S. and global markets experienced during the period. Throughout 2020, the Federal Reserve (“Fed”) continued to anchor front-end rates and maintained an accommodative stance to provide liquidity to the markets. The Fed’s participation in the markets, including direct purchases of corporate bonds, which improved market sentiment and led to a historic pace of spread tightening following the dislocations earlier in 2020. Vaccine progress, fiscal stimulus and expectations of a strong recovery in 2021 led spreads to tighten to levels at or through their pre-COVID levels. Investment grade credit spreads ended the period at 86 bps recovering from their March 2020 level of 255 basis points (2.55%). Lower quality spread sectors saw similar pullback in spreads with U.S. corporate high yield spreads ending the period at 310 basis points (3.10%) from their March 2020 level of 880 basis points (8.80%). Rates remained anchored at the front end with the Fed Funds target remaining at 0-25 basis points (0.00-0.25%) throughout the period, however, markets drove rates higher on the curve, reflecting of (higher) inflation and economic improvement. The 10-year Treasury ended the period a rate of 1.74%, 107 basis points higher than its March 2020 level of 0.67%.

The JP Morgan GBI-EM Global Diversified Index of local currency Emerging Market government returned 13.03% in U.S. dollar terms over the 12-month period ending March 2021. The U.S. Dollar shifted from its multi-year bull run acting as a positive tailwind for local currency markets. Local rates also contributed to performance as rate curves across the opportunity set fell. However, U.S. Dollar strength re-emerged in the first quarter of 2021 eroding some of the gains from non-U.S. currency exposure.

During the period, WAMCO and Loomis outperformed their component of the Fund’s secondary benchmark. The managers continued to tactically rotate the portfolios to take advantage of market dislocations. Both managers participated in the new issue market to take advantage of dislocations in higher quality corporate credit coming out of the March 2020 sell off. Throughout the year, both managers have rotated portfolios trimming investment grade holdings in favor of high yield and securitized credit. This tactical rotation led to strong relative and absolute performance over the 12-month period.

During the period, each of Blackrock and Colchester outperformed its component of the Fund’s secondary benchmark, the JP Morgan Global Diversified Emerging Market government bond benchmark, for its strategy. The shifting dollar regime and downward trend in global rates provided an opportunity for both managers to beat the benchmark. Colchester benefited from its longer-term value positions within rates while Blackrock benefited from a dynamic rotation in FX positioning driven by global macro views.

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options and swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Opportunistic Fixed Income Fund

March 31, 2021

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged, the Fund’s Secondary Index1

As of March 31, 2021

[1]

The Fund’s secondary benchmark is a blended benchmark consisting of 35% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 17.5% Bloomberg Barclays Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index.

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1 from August 21, 2013, which is the inception date of the Fund, through March 31, 2021. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets® Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depositary receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2021, the Fund’s Y-3 share class performance was 61.78% compared to its benchmark return of 58.39%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2021, the Fund employed six sub-advisors and one sub-subadvisor: William Blair Investment Management LLC (William Blair), Origin Asset Management LLP (Origin), Grantham, Mayo, Van Otterloo & Co. LLC (GMO), Bennbridge (U.S.) LLC, which utilizes certain personnel of Skerryvore Asset Management LLP (together referred to as Bennbridge/Skerryvore), Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (as sub-subadvisor) (together, referred to as Schroders) and Parametric Portfolio Associates LLC (Parametric). Each of GMO, Bennbridge/Skerryvore, and Schroders were appointed sub-advisors to the Fund effective March 12, 2021, replacing Dimensional Fund Advisors LP and Mondrian Investment Partners Limited. Copper Rock Capital Partners LLC was terminated as a sub-advisor to the Fund in August 2020.

William Blair has a quality growth philosophy and process focused on finding those companies that can achieve a higher growth rate for a longer period of time than the market expects. William Blair looks for companies with experienced and motivated management teams, unique business models and attractive financial characteristics.

Origin’s portfolio is managed using a quantitative process focused on companies with high and improving cash flow return on investment, selling at discounted valuations of expected future growth versus historical growth and that also display fundamental and price momentum. The portfolio is managed to have a higher tracking error and high active share.

GMO manages a quantitative strategy that combines both top down country and sector models, with bottom up stock selection models. These models combine elements of value, quality, and sentiment to help identify attractively valued countries and assets within those countries to purchase. The process is risk controlled and highly diversified.

Bennbridge/Skerryvore manages a high quality, concentrated equity strategy with an emphasis on preservation of capital, and sustainability of the businesses in which they invest. The strategy is low turnover, and concentrated, roughly 30-60 names.

Schroders manages a dedicated China allocation for the Fund to exploit alpha opportunities within the country. The strategy is a bottom up, fundamental strategy, relying on a team of experienced analysts and PMs to source and evaluate potential investments. The strategy is based on the belief that investing in quality businesses, with sustainable competitive advantages, and focus on shareholder value, trading at reasonable valuations will outperform over time.

Mercer Emerging Markets Equity Fund

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

After last year’s deep market sell-off that bottomed in March, global equity markets rallied strongly, reaching and surpassing pre-pandemic levels. Thus, MSCI World® Index rose by 54.03% during the 12-month period ended March 31, 2021. U.S. equities — measured using the Russell 1000® Index — increased by 60.59% for the fiscal year. Compared to the U.S., international developed markets lagged, with the MSCI EAFE® Index returning 44.57% over the period. The MSCI Emerging Markets® Index (the Fund’s benchmark) returned 58.39% for the 12-month period ended March 31, 2021.

The global economy and the behavior of stock markets during the 2020 fiscal year were defined by the COVID-19 pandemic and worldwide efforts to manage the effects of the health crises. By March of last year, the virus outbreak had quickly turned into an economic shock as governments across the globe enacted containment and shutdown policies. Uncertainty over the duration and deepness of the economic collapse led to a plunge in equity markets, rise in credit spreads and flight to the safety of government bonds. Unemployment spiked as companies furloughed and laid off staff; firms reduced their earnings guidance for the year or withdrew it completely. By the end of March, in order to soften the economic impact of the virus and the associated business disruptions, central banks and governments worldwide announced and shortly afterwards enacted a series of rescue packages. This unprecedented global government support became the catalyst for easing of financial conditions and stock market recovery, leading global indices to reach their pre-pandemic levels by November of 2020.

Beneath the surface, there was substantial divergence in performance of different sectors. Until November, stocks in Technology, Consumer Discretionary and Biotechnology sectors, so-called “stay-at-home” businesses, whose earnings accelerated during the pandemic, had outperformed substantially. At the same time cyclical stocks representing businesses that suffered from the economic shut-down lagged. After November, positive news on vaccine development and more clarity after the U.S. presidential elections, led to a rotation in the markets: the so-called “re-opening” stocks, cyclical businesses in sectors such as Energy, Materials and Industrials began to outperform. Additionally, a rise and steepening of the yield curves helped with performance of for Financials. Sectors that lagged throughout the recovery have been defensives such as Consumer Staples and Utilities, which is not uncommon for rapidly rising markets.

The recovery was also uneven across countries. In Emerging markets, Taiwan and South Korea, major producers of semiconductors, performed exceptionally well. India also had a strong recovery. In China where the virus was first identified, a series of strict lockdowns helped control the virus early in the year, putting the country on a quicker road to recovery during 2020. However, Chinese equities started to lag due to fears of tightening monetary policy in the country to avoid inflationary pressures. For the fiscal year Chinese equities ended up lagging the overall Emerging market benchmark. In Developed ex-U.S. markets, Northern European countries showed strong recovery while equity markets in Japan, the United Kingdom and Spain underperformed the MSCI World® Index.

For the fiscal year, in both in Developed and Emerging markets, Consumer Discretionary, Information Technology and Materials were the best performing sectors while Consumer Staples and Utilities were the worst performers. Small and mid-market capitalization and higher beta stocks outperformed, while defensive stocks lagged.

For the 12-month period ending March 31, 2021, the Mercer Emerging Markets Equity Fund led the MSCI Emerging Markets Equity® Index by 3.5%. The Fund’s outperformance was driven by holdings in Entertainment, Media, and Technology, particularly semiconductors. From a country perspective, holdings in Taiwan, India and China drove the vast majority of outperformance, while Brazil and some developed market holdings detracted.

Mercer Emerging Markets Equity Fund

The William Blair Emerging Markets strategy outperformed the MSCI Emerging Markets® Index over the trailing 12-month period ending March 31st. The outperformance was driven by positive stock selection within Consumer and Technology names, particularly within China. An underweight allocation to materials detracted slightly, as shares of miners rallied dramatically in the later part of 2020 and early part of 2021. From a geographic perspective, holdings in China, India, and Taiwan were the strongest performers, while an underweight to South Korea, and holdings in South Africa detracted from relative performance.

Origin posted strong absolute returns for the fiscal year, up 57%, but underperformed the MSCI Emerging Markets® index by 1.3%. From a style perspective, the strategy’s higher quality positioning was a headwind, while growth and momentum were positive. Holdings in materials, particularly Chinese Cement, along with consumer discretionary, and health care were the leading detractors. Selection in South Korea, China, and Brazil were also negative on a relative basis. Strong performance within technology, particularly from Taiwanese semiconductors were significant contributors, helping to offset losses.

DFA was terminated in March 2021, but up until their termination had been underperforming the benchmark for the year. DFA underperformed significantly during the early part of 2020, as more cyclical sectors sold off due to the COVID pandemic. Starting late in 2020 and into early 2021, DFA was recovering dramatically as financials, materials, and industrials all bounced back on hopes of an economic reopening and recovery.

Mondrian was also terminated in March 2021 and was underperforming for the period. Exposure to value was a tailwind during the recent cyclical recovery, and holdings in financials, communication service and technology benefitted the strategy for the full year. Detracting from performance was stock selection in health care, consumer names, and in particular a large overweight to consumer staples, which lagged the broader industry.

Each of GMO, Bennbridge/Skerryvore, and Schroders were appointed as sub-advisors on March 12, 2021.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Emerging Markets Equity Fund

March 31, 2021

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index®

As of March 31, 2021

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index® from May 1, 2012, which is the inception date of the Fund, through March 31, 2021. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World® Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2021, the Fund’s Y-3 share class performance was 35.29% compared to its benchmark return of 54.03%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2021, the Fund employed five sub-advisors, Acadian Asset Management LLC (Acadian), Martingale Asset Management, LP (Martingale), Wellington Management Company LLP (Wellington), Veritas Asset Management LLC (Veritas) and Parametric Portfolio Associates LLC (Parametric).

Acadian is the Fund’s dedicated minimum variance manager for developed economies outside the U.S.. The strategy applies a quantitative investment process, using mathematical and statistical methods, to the EAFE + Canada universe of securities and emphasizes low-volatility securities, low correlations between securities and a high degree of portfolio diversification with the goal of constructing a portfolio with lower levels of absolute volatility compared to the benchmark. Additionally, the strategy applies Acadian’s stock forecast and top-down alpha model, which measures the active return on an investment for performance as compared with a suitable market index, in order to enhance the returns. The portfolio does not employ tight constraints vs the benchmark across capitalization and/or sectors, enhancing its ability to more effectively manage portfolio volatility.

Martingale is the Fund’s dedicated minimum variance manager for the U.S. region. The strategy uses a systematic process of investing in stocks with lower stock price volatility and attractive fundamental factors such as value, quality and momentum. The portfolio aims to deliver equity-like market returns with lower volatility and less downside risk than the market index. Martingale’s core process includes reconstituting the Russell 1000 Index® into a proprietary “Stability Index”, which Martingale believes more accurately reflects stock risk properties based on longer-term company fundamentals as well as high frequency short-term risk signals. The strategy is managed against the derived Stability Index, which measures the degree of change (or stability) of the market, by applying stock and industry alpha forecasting models and optimizing to minimize the portfolio’s absolute volatility.

Wellington uses a bottom-up stock selection process with a focus on individual companies, rather than the macroeconomic cycles and market cycles, which have a high degree of earnings stability and predictability and that are often overlooked by other investors. Wellington believes that stability of cash flows is undervalued in companies that either do not meet the specific criteria of growth, quality or value investors, or are in areas of the market (small capitalization, certain sectors or geographies) not normally associated with stability.

Veritas uses an unconstrained, fundamentally driven, rigorous research process with a long-term horizon. Veritas believes that companies with sustainable competitive advantage and benefitting from long-term drivers of growth, purchased at attractive valuations, will deliver performance in excess of the benchmark over time. The strategy may hold up to 20% cash.

Mercer Global Low Volatility Equity Fund

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

After last year’s deep market sell-off that bottomed in March, global equity markets rallied strongly, reaching and surpassing pre-pandemic levels. Thus, MSCI World® Index (the Fund’s benchmark) rose by 54.03% during the 12-month period ended March 31, 2021. U.S. equities — measured using the Russell 1000 Index — increased by 60.59% for the fiscal year. Compared to the U.S., international developed markets lagged, with the MSCI EAFE® Index returning 44.57% over the period. The MSCI Emerging Markets® Index returned 58.39% for the 12-month period ended March 31, 2021.

The global economy and the behavior of stock markets during the 2020 fiscal year were defined by the COVID-19 pandemic and worldwide efforts to manage the effects of the health crises. By March of last year, the virus outbreak had quickly turned into an economic shock as governments across the globe enacted containment and shutdown policies. Uncertainty over the duration and deepness of the economic collapse led to a plunge in equity markets, rise in credit spreads and flight to the safety of government bonds. Unemployment spiked as companies furloughed and laid off staff; firms reduced their earnings guidance for the year or withdrew it completely. By the end of March, in order to soften the economic impact of the virus and the associated business disruptions, central banks and governments worldwide announced and shortly afterwards enacted a series of rescue packages. This unprecedented global government support became the catalyst for easing of financial conditions and stock market recovery, leading global indices to reach their pre-pandemic levels by November of 2020.

Beneath the surface, there was substantial divergence in performance of different sectors. Until November, stocks in Technology, Consumer Discretionary and Biotechnology sectors, so-called “stay-at-home” businesses, whose earnings accelerated during the pandemic, had outperformed substantially. At the same time cyclical stocks representing businesses that suffered from the economic shut-down lagged. After November, positive news on vaccine development and more clarity after the U.S. presidential elections, led to a rotation in the markets: the so-called “re-opening” stocks, cyclical businesses in sectors such as Energy, Materials and Industrials, began to outperform. Additionally, a rise and steepening of the yield curves helped with performance for Financials. Sectors that lagged throughout the recovery have been defensives such as Consumer Staples and Utilities, which is not uncommon for rapidly rising markets.

The recovery was also uneven across countries. In Emerging markets, Taiwan and South Korea, major producers of semiconductors, performed exceptionally well. India also had a strong recovery. In China where the virus was first identified, a series of strict lockdowns helped control the virus early in the year, putting the country on a quicker road to recovery during 2020. However, Chinese equities started to lag due to fears of tightening monetary policy in the country to avoid inflationary pressures. For the fiscal year, Chinese equities ended up lagging the overall Emerging market benchmark. In Developed ex U.S. markets, Northern European countries showed strong recovery, while equity markets in Japan, the United Kingdom, and Spain underperformed the MSCI World® Index.

For the fiscal year, in both Developed and Emerging markets, Consumer Discretionary, Information Technology and Materials were the best performing sectors while Consumer Staples and Utilities were the worst performers. Small- and mid-market capitalization and higher beta stocks outperformed, while defensive stocks lagged.

Acadian underperformed its benchmark, MSCI World ex U.S.®, by 21.65% with the benchmark returning 45.86% for the period. The market rally that began in April of 2020, favoring companies with accelerating revenue and earnings growth and then cyclical sectors that would benefit from reopening of the economy, left the lower volatility stocks that Acadian invests in, severely lagging. Lower beta was the largest contributor to underperformance. Returns were negative across all sectors except for Energy. An overweight to Consumer Staples and underweight to Financials, Information Technology, Industrials and Consumer Discretionary, as well as weaker security selection in Materials and Communication Services, were the largest contributors to

Mercer Global Low Volatility Equity Fund

underperformance. The largest positive contributions to returns came from overweight positions to Kesko, National Bank of Canada, Lagardere and Norsk Hydro. On the other hand, underweights to ASML Holdings and overweight to Swisscom, Kyorin Holdings and Regis resources ltd were the largest detractors.

Martingale underperformed its benchmark, the Russell 1000®, by 25.68%, with the benchmark returning 60.59%. The market rally during 2020 fiscal year, favored growth companies, and later deeper value cyclical sectors, leaving the defensive lower volatility stocks that Martingale invests in, severely lagging. Lower beta was the largest contributor to underperformance across all sectors. Returns were negative across all sectors. An overweight to Consumer Staples, Health Care and Utilities and an underweight to Consumer Discretionary, Financials and Information Technology, as well as weaker security selection in Health Care, Financials, Communication Services, Industrials, Materials and Information Technology were the largest contributors to underperformance. The largest positive contributions to returns came from underweight positions to Salesforce.com, Microsoft and Berkshire Hathaway and overweight to Target. On the other hand, underweights to Tesla, Apple and overweight to Firstenergy, Cable One and Citrix systems were the largest detractors.

Wellington underperformed its benchmark, the MSCI World Index®, by 12.26%, with the benchmark returning 54.03%. The market rally during the 2020 fiscal year was not favorable towards companies with stable earning characteristics, which Wellington invests in. Investments in Information Technology and Consumer Discretionary were the largest detractors, due to being underweight exposure to these sectors, as well as weak security selection within these sectors. Additionally, being overweight Utilities and REITs, and weak security selection within Utilities, Industrials and Communication Services were also negative contributors to performance. Investments in Consumer Staples and Health Care were positive contributors. The largest positive contributions to returns came from overweight positions to Brenntag, Charles Schwab, Performance Food group and HCA Healthcare. On the other hand, an overweight to Novartis, Fidelity National Info Services, American Tower and Guangdong Investment were the largest detractors.

Veritas underperformed its benchmark, the MSCI World Index®, by 12.69%, with the benchmark returning 54.03%. The market rally during 2020 fiscal year was not favorable towards companies with durably higher quality characteristics, which Veritas invests in. The largest sources of underperformance were weak security selection within Industrials, Health Care, Financials and Consumer Discretionary as well as underweight exposure to Information Technology and Consumer Discretionary. An overweight to Communication Services and underweight to Utilities and REITs were positive contributors to performance. The largest positive contributions to returns came from overweight positions to Alphabet, Airbus, Facebook and Sonic Healthcare. On the other hand, overweight positions in Bae systems, Baxter International, Cigna and Becton Dickinson were the largest detractors.

Parametric utilizes exchange-traded futures to replicate the Fund’s benchmark with beta of 0.8, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Global Low Volatility Equity Fund

March 31, 2021

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index®

As of March 31, 2021

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index® from November 6, 2012, which is the inception date of the Fund, through March 31, 2021. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 95.4%

	Basic Materials — 2.7%
43,300	Alcoa Corp.*	1,406,817
57,552	Celanese Corp. Class A	8,621,865
18,494	Dow, Inc.	1,182,506
188,123	DuPont de Nemours, Inc.	14,538,145
20,000	Eastman Chemical Co.	2,202,400
96,700	Huntsman Corp.	2,787,861
52,273	LyondellBasell Industries NV Class A	5,439,006
83,200	Newmont Corp.	5,014,464

		41,193,064

	Communications — 21.3%
1,673	Airbnb, Inc. Class A* (a)	314,424
9,019	Alphabet, Inc. Class A*	18,601,868
16,302	Alphabet, Inc. Class C*	33,722,806
44,842	Altice USA, Inc. Class A*	1,458,710
14,097	Amazon.com, Inc.*	43,617,246
11,030	Arista Networks, Inc.*	3,329,847
244,400	AT&T, Inc.	7,397,988
485	Booking Holdings, Inc.*	1,129,972
8,100	Charter Communications, Inc. Class A*	4,997,862
206,700	Cisco Systems, Inc.	10,688,457
179,694	Comcast Corp. Class A	9,723,242
31,621	Discovery, Inc. Class A* (a)	1,374,249
148,504	eBay, Inc.	9,094,385
157,755	Facebook, Inc. Class A*	46,463,580
98,300	Juniper Networks, Inc.	2,489,939
266,139	Liberty Global Plc Class C*	6,797,190
225,302	Lumen Technologies, Inc.	3,007,782
82,005	Match Group, Inc.*	11,265,847
971	MercadoLibre, Inc.*	1,429,448
53,100	Motorola Solutions, Inc.	9,985,455
42,024	Netflix, Inc.*	21,922,240
26,100	Omnicom Group, Inc.	1,935,315
12,710	Shopify, Inc. Class A*	14,063,615
107,285	Snap, Inc. Class A*	5,609,933
17,659	Spotify Technology SA*	4,731,729
24,400	T-Mobile US, Inc.*	3,057,076
62,129	Tencent Holdings, Ltd., ADR(a)	4,957,894
6,363	Trade Desk, Inc. (The) Class A*	4,146,513
171,941	Uber Technologies, Inc.*	9,372,504
224,830	Verizon Communications, Inc.	13,073,864
56,141	Walt Disney Co. (The)*	10,359,137

		320,120,117

	Consumer, Cyclical — 8.5%
16,996	Carvana Co. Class A* (a)	4,459,750
2,873	Chipotle Mexican Grill, Inc. Class A*	4,082,016

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Consumer, Cyclical — continued
13,950	Costco Wholesale Corp.	4,917,096
24,393	Cummins, Inc.	6,320,470
16,558	Delta Air Lines, Inc.*	799,420
84,100	Dollar Tree, Inc.*	9,626,086
15,800	DR Horton, Inc.	1,408,096
123,203	General Motors Co.*	7,079,244
75,775	Kering SA, ADR	5,230,748
55,200	Lowe’s Cos., Inc.	10,497,936
14,670	Lululemon Athletica, Inc.*	4,499,436
51,424	LVMH Moet Hennessy Louis Vuitton SE, ADR	6,882,588
20,130	Magna International, Inc.	1,772,245
116,005	NIKE, Inc. Class B	15,415,904
907	O’Reilly Automotive, Inc.*	460,076
43,338	Peloton Interactive, Inc. Class A*	4,872,925
62,500	PulteGroup, Inc.	3,277,500
106,002	Starbucks Corp.	11,582,839
31,631	Tesla, Inc.*	21,127,294
14,600	Thor Industries, Inc.	1,967,204
4,710	Ulta Beauty, Inc.*	1,456,191

		127,735,064

	Consumer, Non-cyclical — 19.0%
157,606	Abbott Laboratories	18,887,503
16,500	AbbVie, Inc.	1,785,630
169,405	Adyen NV, ADR* (a)	7,577,486
11,272	Align Technology, Inc.*	6,104,126
184,879	Altria Group, Inc.	9,458,410
2,370	Amgen, Inc.	589,680
179,500	Archer-Daniels-Midland Co.	10,231,500
31,500	AstraZeneca Plc, ADR(a)	1,566,180
13,549	Biogen, Inc.*	3,790,333
39,300	Bristol-Myers Squibb Co.	2,481,009
165,600	Cardinal Health, Inc.	10,060,200
44,900	Cigna Corp.	10,854,126
259,264	Conagra Brands, Inc.	9,748,326
72,473	CORTEVA, Inc.	3,378,691
196,030	CVS Health Corp.	14,747,337
5,470	DexCom, Inc.*	1,965,863
21,058	Estee Lauder Cos., Inc. (The) Class A	6,124,719
49,322	Gartner, Inc.*	9,003,731
3,707	Gilead Sciences, Inc.	239,583
54,500	GlaxoSmithKline Plc, ADR(a)	1,945,105
11,226	Guardant Health, Inc.*	1,713,649
7,490	HCA Healthcare, Inc.	1,410,667
8,518	Humana, Inc.	3,571,172
19,429	Illumina, Inc.*	7,461,902
40,300	Ingredion, Inc.	3,623,776
11,459	Intuitive Surgical, Inc.*	8,467,513
13,600	Jazz Pharmaceuticals Plc*	2,235,432

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
81,100	Johnson & Johnson	13,328,785
176,115	Kroger Co. (The)	6,338,379
43,549	McKesson Corp.	8,493,797
12,900	Medtronic Plc	1,523,877
118,900	Merck & Co., Inc.	9,166,001
12,974	Molina Healthcare, Inc.*	3,032,802
38,200	Molson Coors Beverage Co. Class B*	1,953,930
158,700	Mondelez International, Inc. Class A	9,288,711
84,986	PayPal Holdings, Inc.*	20,638,000
48,100	Pfizer, Inc.	1,742,663
27,567	Philip Morris International, Inc.	2,446,296
5,542	S&P Global, Inc.	1,955,606
22,630	Square, Inc. Class A*	5,138,141
43,000	TreeHouse Foods, Inc.*	2,246,320
56,520	Tyson Foods, Inc. Class A	4,199,436
27,754	UnitedHealth Group, Inc.	10,326,431
737,117	Viatris, Inc.*	10,297,524
12,000	Zimmer Biomet Holdings, Inc.	1,920,960
88,045	Zoetis, Inc.	13,865,327

		286,926,635

	Energy — 1.8%
113,428	BP Plc, ADR	2,761,972
107,900	Canadian Natural Resources, Ltd.(a)	3,330,873
41,070	Chevron Corp.	4,303,725
254,080	ConocoPhillips	13,458,617
15,723	Kinder Morgan, Inc.	261,788
117,469	Williams Cos., Inc. (The)	2,782,841

		26,899,816

	Financial — 17.0%
44,200	AerCap Holdings NV*	2,596,308
26,765	Allstate Corp. (The)	3,075,298
30,317	Ally Financial, Inc.	1,370,632
236,900	American International Group, Inc.	10,947,149
43,984	Ameriprise Financial, Inc.	10,224,081
643,737	Annaly Capital Management, Inc. REIT	5,536,138
683,371	Banco Santander SA, ADR*	2,343,963
295,125	Bank of America Corp.	11,418,386
15,300	Berkshire Hathaway, Inc. Class B*	3,908,691
17,722	Boston Properties, Inc. REIT	1,794,530
172,648	Citigroup, Inc.	12,560,142
95,070	Citizens Financial Group, Inc.	4,197,340
35,900	Comerica, Inc.	2,575,466
114,723	Discover Financial Services	10,897,538
36,432	Equitable Holdings, Inc.	1,188,412
42,800	Equity Commonwealth REIT	1,189,840
150,400	Equity Residential REIT	10,773,152
29,630	Essent Group, Ltd.	1,407,129

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Financial — continued
24,765	Essex Property Trust, Inc. REIT	6,732,118
109,547	Fifth Third Bancorp	4,102,535
105,356	Host Hotels & Resorts, Inc. REIT*	1,775,249
47,102	JPMorgan Chase & Co.	7,170,337
38,060	KKR & Co., Inc.	1,859,231
4,031	M&T Bank Corp.	611,140
64,212	Mastercard, Inc. Class A	22,862,683
287,658	MetLife, Inc.	17,486,730
91,451	Morgan Stanley	7,102,085
14,261	PNC Financial Services Group, Inc. (The)	2,501,522
37,300	Popular, Inc.	2,622,936
3,066	Progressive Corp. (The)	293,140
16,717	Prudential Financial, Inc.	1,522,919
103,503	Regions Financial Corp.	2,138,372
26,100	Ryman Hospitality Properties, Inc. REIT*	2,023,011
21,335	Simon Property Group, Inc. REIT	2,427,283
153,130	SLM Corp.	2,751,746
31,646	State Street Corp.	2,658,580
198,593	Synchrony Financial	8,074,791
188,300	Truist Financial Corp.	10,981,656
418,570	Two Harbors Investment Corp. REIT	3,068,118
189,665	US Bancorp	10,490,371
10,438	Ventas, Inc. REIT	556,763
111,999	Visa, Inc. Class A	23,713,548
19,952	Vornado Realty Trust REIT	905,621
190,100	Wells Fargo & Co.	7,427,207
169,718	Western Union Co. (The)	4,185,246

		256,049,133

	Industrial — 5.7%
457,847	Amcor Plc	5,347,653
50,183	Caterpillar, Inc.	11,635,932
9,200	Chart Industries, Inc.*	1,309,620
21,700	Crown Holdings, Inc.	2,105,768
11,941	Eaton Corp. Plc	1,651,202
7,500	FedEx Corp.	2,130,300
43,599	Honeywell International, Inc.	9,464,035
36,114	Howmet Aerospace, Inc.*	1,160,343
125,906	Johnson Controls International Plc	7,512,811
17,701	Keysight Technologies, Inc.*	2,538,323
13,796	L3Harris Technologies, Inc.	2,796,173
66,413	Masco Corp.	3,978,139
29,500	Northrop Grumman Corp.	9,547,380
129,489	Raytheon Technologies Corp.	10,005,615
39,100	Textron, Inc.	2,192,728
11,404	Union Pacific Corp.	2,513,556
85,400	Vontier Corp.*	2,585,058
25,096	Waters Corp.*	7,131,530

		85,606,166

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Technology — 18.2%
56,504	Accenture Plc Class A	15,609,230
67,259	Adobe, Inc.*	31,972,911
160,781	Apple, Inc.	19,639,399
20,803	Atlassian Corp. Plc Class A*	4,384,440
41,242	Autodesk, Inc.*	11,430,220
22,400	Broadcom, Inc.	10,385,984
7,513	Citrix Systems, Inc.	1,054,525
136,055	Cognizant Technology Solutions Corp. Class A	10,628,617
11,053	Coupa Software, Inc.*	2,812,767
23,653	Crowdstrike Holdings, Inc. Class A* (a)	4,316,909
68,752	Fidelity National Information Services, Inc.	9,667,219
19,979	HP, Inc.	634,333
2,913	Lam Research Corp.	1,733,934
44,300	Marvell Technology Group, Ltd.	2,169,814
46,220	Micron Technology, Inc.*	4,077,066
177,924	Microsoft Corp.	41,949,142
10,304	MSCI, Inc. Class A	4,320,261
35,888	NetApp, Inc.	2,607,981
21,189	NVIDIA Corp.	11,313,443
247,429	Oracle Corp.	17,362,093
35,760	QUALCOMM, Inc.	4,741,418
19,886	RingCentral, Inc. Class A*	5,923,642
10,217	ROBLOX Corp. Class A*	662,368
89,822	salesforce.com, Inc.*	19,030,587
92,034	Seagate Technology Plc	7,063,610
29,315	ServiceNow, Inc.*	14,660,725
11,935	Snowflake, Inc. Class A*	2,736,457
28,945	Twilio, Inc. Class A*	9,863,298
4,170	Zoom Video Communications, Inc. Class A*	1,339,779

		274,092,172

	Utilities — 1.2%
154,000	Edison International	9,024,400
76,000	FirstEnergy Corp.	2,636,440
94,600	NiSource, Inc.	2,280,806
87,200	PPL Corp.	2,514,848
36,900	UGI Corp.	1,513,269

		17,969,763

	TOTAL COMMON STOCKS (COST $1,101,501,014)	1,436,591,930

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENT — 0.3%

		Mutual Fund - Securities Lending Collateral — 0.3%
4,085,189		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(b) (c)	4,085,189

		TOTAL SHORT-TERM INVESTMENT (COST $4,085,189)	4,085,189

		TOTAL INVESTMENTS — 95.7% (Cost $1,105,586,203)	1,440,677,119

		Other Assets and Liabilities (net) — 4.3%	64,116,456

		NET ASSETS — 100.0%	$1,504,793,575

		Notes to Schedule of Investments:

	*	Non-income producing security.

	(a)	All or a portion of this security is out on loan.

	(b)	The rate disclosed is the 7-day net yield as of March 31, 2021.

	(c)	Represents an investment of securities lending cash collateral.

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
218	S&P 500 E-mini Index	Jun 2021	$43,244,660	$363,168
11	S&P Mid 400 E-mini Index	Jun 2021	2,865,830	(36,731)

				$326,437

Other Abbreviations

ADR	— American Depository Receipt
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	95.4
Futures Contracts	0.0	*
Short-Term Investment	0.3
Other Assets and Liabilities (net)	4.3

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 97.7%

	Basic Materials — 2.7%
81,041	Axalta Coating Systems, Ltd.*	2,397,193
41,000	Cabot Corp.	2,150,040
34,440	Celanese Corp. Class A	5,159,456
70,200	Chemours Co. (The)	1,959,282
11,700	Eastman Chemical Co.	1,288,404
331,315	Element Solutions, Inc.	6,059,751
47,792	FMC Corp.	5,286,273
80,900	Huntsman Corp.	2,332,347
56,300	Koppers Holdings, Inc.*	1,956,988
27,371	Quaker Chemical Corp.(a)	6,672,229
17,400	Reliance Steel & Aluminum Co.	2,649,846
63,446	RPM International, Inc.	5,827,515
35,900	Schweitzer-Mauduit International, Inc.	1,758,023
56,300	Steel Dynamics, Inc.	2,857,788
75,500	Valvoline, Inc.	1,968,285

		50,323,420

	Communications — 4.0%
58,900	AMC Networks, Inc. Class A*	3,131,124
80,500	Cars.com, Inc.*	1,043,280
20,300	Ciena Corp.*	1,110,816
48,608	Cogent Communications Holdings, Inc.	3,342,286
108,300	Entercom Communications Corp. Class A*	568,575
54,402	ePlus, Inc.*	5,420,615
36,530	Etsy, Inc.*	7,367,005
31,870	F5 Networks, Inc.*	6,648,719
89,600	Gray Television, Inc.	1,648,640
54,600	Juniper Networks, Inc.	1,383,018
1	Liberty Broadband Corp. Class C*	150
160,890	Liberty Latin America, Ltd. Class A*	2,064,219
281,316	Liberty Latin America, Ltd. Class C*	3,651,482
165,800	Lumen Technologies, Inc.	2,213,430
100,160	Lyft, Inc. Class A*	6,328,109
14,200	Nexstar Media Group, Inc. Class A	1,994,106
22,320	Nice, Ltd., ADR* (a)	4,865,090
9,700	Preformed Line Products Co.	666,875
71,649	Q2 Holdings, Inc.* (a)	7,179,230
106,295	RealReal, Inc. (The)*	2,405,456
90,046	Revolve Group, Inc.*	4,045,767
107,200	TEGNA, Inc.	2,018,576
196,858	Vonage Holdings Corp.*	2,326,861
20,840	Zendesk, Inc.*	2,763,801

		74,187,230

	Consumer, Cyclical — 15.6%
44,279	Advance Auto Parts, Inc.	8,124,754
12,700	Alaska Air Group, Inc.*	878,967

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Consumer, Cyclical — continued
62,800	Allison Transmission Holdings, Inc.	2,564,124
83,200	American Axle & Manufacturing Holdings, Inc.*	803,712
438,129	BJ’s Wholesale Club Holdings, Inc.*	19,654,467
58,700	BorgWarner, Inc.	2,721,332
71,615	BRP, Inc.	6,224,776
83,738	Brunswick Corp.	7,986,093
18,071	Burlington Stores, Inc.*	5,399,615
38,291	Carter’s, Inc.*	3,405,219
18,760	Casey’s General Stores, Inc.	4,055,724
25,955	Cavco Industries, Inc.*	5,855,708
30,566	Columbia Sportswear Co.	3,228,687
37,720	Darden Restaurants, Inc.	5,356,240
43,400	Dick’s Sporting Goods, Inc.	3,304,910
56,934	Dorman Products, Inc.*	5,843,706
41,100	Ethan Allen Interiors, Inc.	1,134,771
440,794	Extended Stay America, Inc.	8,705,681
64,537	Five Below, Inc.*	12,313,014
48,465	Floor & Decor Holdings, Inc. Class A*	4,627,438
39,400	Foot Locker, Inc.	2,216,250
31,886	Fox Factory Holding Corp.*	4,051,435
38,096	Freshpet, Inc.*	6,050,026
37,900	Genesco, Inc.*	1,800,250
34,621	Gentherm, Inc.*	2,565,762
62,700	GMS, Inc.*	2,617,725
79,900	Goodyear Tire & Rubber Co. (The)*	1,403,843
23,900	Group 1 Automotive, Inc.	3,771,181
45,000	Harley-Davidson, Inc.	1,804,500
41,200	Haverty Furniture Cos., Inc.	1,532,228
32,300	Hawaiian Holdings, Inc.*	861,441
47,600	Herman Miller, Inc.	1,958,740
39,100	Hibbett Sports, Inc.*	2,693,599
57,400	JetBlue Airways Corp.*	1,167,516
16,828	Johnson Outdoors, Inc. Class A	2,402,197
1,875	Knoll, Inc.	30,956
68,400	La-Z-Boy, Inc.	2,905,632
28,333	LCI Industries	3,747,889
10,200	Lear Corp.	1,848,750
159,134	Lions Gate Entertainment Corp. Class B*	2,052,829
25,674	Lithia Motors, Inc. Class A	10,015,171
242,670	LKQ Corp.*	10,272,221
35,964	MDC Holdings, Inc.	2,136,262
186,570	Meritor, Inc.*	5,488,889
42,600	Methode Electronics, Inc.	1,788,348
34,800	Miller Industries, Inc.	1,607,412
72,305	Modine Manufacturing Co.*	1,067,945
14,523	MSC Industrial Direct Co., Inc. Class A	1,309,829
64,449	Murphy USA, Inc.	9,316,747
141,931	National Vision Holdings, Inc.*	6,220,836
117,820	Nordstrom, Inc.*	4,461,843

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Consumer, Cyclical — continued
21,000	Nu Skin Enterprises, Inc. Class A	1,110,690
39,500	ODP Corp. (The)*	1,709,955
58,553	Polaris, Inc.	7,816,826
13,145	Pool Corp.	4,538,180
43,500	PulteGroup, Inc.	2,281,140
99,600	Sally Beauty Holdings, Inc.*	2,004,948
25,400	ScanSource, Inc.*	760,730
41,776	SiteOne Landscape Supply, Inc.* (a)	7,132,834
63,971	Skechers USA, Inc. Class A*	2,668,230
19,400	SkyWest, Inc.*	1,056,912
41,300	Sonic Automotive, Inc. Class A(a)	2,047,241
126,769	Texas Roadhouse, Inc.*	12,162,218
47,400	Toll Brothers, Inc.	2,689,002
17,800	Travel + Leisure Co.	1,088,648
105,600	TRI Pointe Group, Inc.*	2,150,016
53,100	Triton International, Ltd.	2,919,969
40,583	UniFirst Corp.	9,078,823
50,407	Univar Solutions, Inc.*	1,085,767
12,420	Vail Resorts, Inc.*	3,622,417
21,200	Whirlpool Corp.	4,671,420
8,700	Williams-Sonoma, Inc.	1,559,040
134,294	World Fuel Services Corp.	4,727,149

		292,239,345

	Consumer, Non-cyclical — 22.8%
210,213	Acadia Healthcare Co., Inc.*	12,011,571
43,210	Acceleron Pharma, Inc.*	5,859,708
144,100	ACCO Brands Corp.	1,216,204
33,388	Adtalem Global Education, Inc.*	1,320,161
9,349	Argenx SE, ADR*	2,574,621
60,371	Ascendis Pharma AS, ADR*	7,780,614
48,483	Avalara, Inc.*	6,469,087
27,454	Bio-Rad Laboratories, Inc. Class A*	15,680,901
13,305	Bio-Techne Corp.	5,081,579
60,448	Blueprint Medicines Corp.*	5,877,359
53,850	Booz Allen Hamilton Holding Corp.	4,336,540
26,232	Bright Horizons Family Solutions, Inc.*	4,497,476
194,593	Catalent, Inc.*	20,492,589
157,400	Catalyst Pharmaceuticals, Inc.*	725,614
51,600	Central Garden & Pet Co. Class A*	2,677,524
42,196	Charles River Laboratories International, Inc.*	12,229,667
46,678	Chegg, Inc.*	3,998,437
12,450	Chemed Corp.	5,724,759
28,811	ChemoCentryx, Inc.*	1,476,276
26,862	CONMED Corp.	3,507,909
519,506	CoreCivic, Inc.*	4,701,529
26,708	CRA International, Inc.	1,993,485
29,400	DaVita, Inc.*	3,168,438
51,700	Deluxe Corp.	2,169,332

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
9,700	Emergent BioSolutions, Inc.*	901,227
32,544	Encompass Health Corp.	2,665,354
43,664	Gartner, Inc.*	7,970,863
136,046	Globus Medical, Inc. Class A*	8,389,957
30,894	Grand Canyon Education, Inc.*	3,308,747
69,938	Grocery Outlet Holding Corp.*	2,580,013
72,732	H&R Block, Inc.	1,585,558
77,436	Halozyme Therapeutics, Inc.*	3,228,307
18,569	Helen of Troy, Ltd.*	3,911,746
204,921	Horizon Therapeutics Plc*	18,860,929
573,830	Hostess Brands, Inc. Class A*	8,228,722
47,098	ICON Plc, ADR*	9,248,634
80,051	Ingles Markets, Inc. Class A	4,935,144
34,900	Ingredion, Inc.	3,138,208
132,416	Innoviva, Inc.*	1,582,371
53,411	Insulet Corp.*	13,935,998
44,296	Integer Holdings Corp.*	4,079,662
250,705	Ironwood Pharmaceuticals, Inc.*	2,802,882
57,159	Jazz Pharmaceuticals Plc*	9,395,225
24,100	JM Smucker Co. (The)	3,049,373
29,296	Lancaster Colony Corp.	5,137,347
50,275	Lannett Co., Inc.* (a)	265,452
21,728	LHC Group, Inc.*	4,154,611
27,500	ManpowerGroup, Inc.	2,719,750
114,126	MEDNAX, Inc.*	2,906,789
80,828	Mersana Therapeutics, Inc.*	1,307,797
23,332	Molina Healthcare, Inc.*	5,454,088
176,426	Molson Coors Beverage Co. Class B*	9,024,190
19,144	Morningstar, Inc.	4,308,166
141,978	Neurocrine Biosciences, Inc.*	13,807,360
237,934	Nielsen Holdings Plc	5,984,040
5,600	Novavax, Inc.*	1,015,336
72,680	Oak Street Health, Inc.* (a)	3,944,344
53,120	Pacific Biosciences of California, Inc.*	1,769,427
37,202	Pacira BioSciences, Inc.*	2,607,488
256,185	Paya Holdings, Inc. Class A* (a)	2,807,788
58,575	Paylocity Holding Corp.*	10,538,368
67,600	Perdoceo Education Corp.*	808,496
90,715	Performance Food Group Co.*	5,226,091
49,600	Pilgrim’s Pride Corp.*	1,179,984
29,353	PRA Health Sciences, Inc.*	4,500,695
267,594	Premier, Inc. Class A	9,058,057
53,600	Prestige Consumer Healthcare, Inc.*	2,362,688
46,231	PTC Therapeutics, Inc.*	2,189,038
40,120	Quest Diagnostics, Inc.	5,149,001
36,500	Rent-A-Center, Inc.	2,104,590
106,639	Ritchie Bros Auctioneers, Inc.	6,243,713
65,429	Rocket Pharmaceuticals, Inc.* (a)	2,903,085
52,800	Select Medical Holdings Corp.*	1,800,480

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
113,478	Simply Good Foods Co. (The)*	3,452,001
84,200	SpartanNash Co.	1,652,846
74,000	Sprouts Farmers Market, Inc.*	1,969,880
56,860	STERIS Plc	10,830,693
154,660	Syneos Health, Inc.*	11,730,961
60,000	TransUnion	5,400,000
6,400	United Rentals, Inc.*	2,107,584
18,800	United Therapeutics Corp.*	3,144,676
27,300	Universal Corp.	1,610,427
16,000	Universal Health Services, Inc. Class B	2,134,240
75,592	Viad Corp.*	3,155,966
31,200	Weis Markets, Inc.	1,763,424
22,970	WEX, Inc.*	4,805,783
58,707	Xencor, Inc.*	2,527,923

		426,934,963

	Energy — 1.1%
96,201	Diamondback Energy, Inc.	7,069,812
10,070	Enphase Energy, Inc.*	1,632,951
172,480	HollyFrontier Corp.	6,171,334
70,700	National Energy Services Reunited Corp.*	874,559
56,170	PBF Energy, Inc. Class A*	794,806
22,572	Pioneer Natural Resources Co.	3,584,885
190,000	Southwestern Energy Co.*	883,500

		21,011,847

	Financial — 18.4%
71,000	Ally Financial, Inc.	3,209,910
90,673	American Campus Communities, Inc. REIT	3,914,353
209,701	American Equity Investment Life Holding Co.	6,611,872
84,416	American Financial Group, Inc.	9,631,866
253,200	Annaly Capital Management, Inc. REIT	2,177,520
124,900	Ares Capital Corp.(a)	2,336,879
113,331	Ares Management Corp. Class A	6,349,936
52,136	Artisan Partners Asset Management, Inc. Class A	2,719,935
155,400	Associated Banc-Corp.	3,316,236
2,900	Assured Guaranty, Ltd.	122,612
89,341	Atlantic Union Bankshares Corp.	3,427,121
139,660	Axis Capital Holdings, Ltd.	6,922,946
48,110	Axos Financial, Inc.*	2,261,651
68,600	Banco Latinoamericano de Comercio Exterior SA	1,037,918
46,900	Bank of NT Butterfield & Son, Ltd. (The)	1,792,518
36,600	BankUnited, Inc.	1,608,570
490	Berkshire Hills Bancorp, Inc.	10,937
270,561	BlackRock Capital Investment Corp.(a)	906,379
129,000	Braemar Hotels & Resorts, Inc. REIT*	783,030
190,600	Brandywine Realty Trust REIT	2,460,646
80,900	Brixmor Property Group, Inc. REIT	1,636,607
6,897	C&F Financial Corp.	305,468

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Financial — continued
140,800	Cadence BanCorp	2,918,784
303,577	Cannae Holdings, Inc.*	12,027,721
67,515	Cedar Realty Trust, Inc. REIT	1,005,973
99,300	Chimera Investment Corp. REIT	1,261,110
61,400	Citizens Financial Group, Inc.	2,710,810
170,300	City Office, Inc. REIT	1,808,586
79,512	CNA Financial Corp.	3,548,620
157,800	CNO Financial Group, Inc.	3,832,962
41,900	Comerica, Inc.	3,005,906
31,068	CoreSite Realty Corp. REIT	3,723,500
139,600	Diversified Healthcare Trust REIT	667,288
192,114	Douglas Emmett, Inc. REIT	6,032,380
240,944	Easterly Government Properties, Inc. REIT	4,994,769
20,500	eHealth, Inc.*	1,490,965
57,900	Equitable Holdings, Inc.	1,888,698
31,700	Essent Group, Ltd.	1,505,433
21,700	Federal Agricultural Mortgage Corp. Class C	2,185,624
210,811	Fidelity National Financial, Inc.	8,571,575
75,500	Fifth Third Bancorp	2,827,475
35,500	Financial Institutions, Inc.	1,075,295
77,700	First Busey Corp.	1,993,005
184,900	First Horizon Corp.	3,126,659
46,200	Flagstar Bancorp, Inc.	2,083,620
238,900	FNB Corp.	3,034,030
196,300	Franklin Street Properties Corp. REIT	1,069,835
53,026	Gaming and Leisure Properties, Inc. REIT	2,249,893
930,811	Genworth Financial, Inc. Class A*	3,090,292
86,200	GEO Group, Inc. (The) REIT(a)	668,912
75,938	Glacier Bancorp, Inc.	4,334,541
85,200	Global Net Lease, Inc. REIT	1,538,712
246,627	GoHealth, Inc. Class A* (a)	2,883,070
37,280	Hamilton Lane, Inc. Class A	3,301,517
47,200	Hancock Whitney Corp.	1,982,872
66,600	Hanmi Financial Corp.	1,314,018
32,800	Heritage Insurance Holdings, Inc.	363,424
138,200	Hope Bancorp, Inc.	2,081,292
86,500	Horizon Bancorp, Inc.	1,607,170
157,176	Hudson Pacific Properties, Inc. REIT	4,264,185
69,000	Independent Bank Corp.	1,631,160
64,000	Industrial Logistics Properties Trust REIT	1,480,320
39,200	International Bancshares Corp.	1,819,664
63,900	Iron Mountain, Inc. REIT(a)	2,364,939
87,500	Jefferies Financial Group, Inc.	2,633,750
54,856	Kemper Corp.	4,373,120
21,575	Kinsale Capital Group, Inc.	3,555,560
44,230	Lamar Advertising Co. REIT Class A	4,154,082
51,500	Lincoln National Corp.	3,206,905
38,270	LPL Financial Holdings, Inc.	5,440,463
262,500	MFA Financial, Inc. REIT	1,068,375

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Financial — continued
141,500	MGIC Investment Corp.	1,959,775
36,000	National Health Investors, Inc. REIT	2,602,080
139,500	Navient Corp.	1,996,245
139,400	New Mountain Finance Corp.	1,728,560
225,407	Newmark Group, Inc. Class A	2,255,197
785,898	Oaktree Specialty Lending Corp.	4,872,568
55,083	Office Properties Income Trust REIT	1,515,884
46,100	Omega Healthcare Investors, Inc. REIT	1,688,643
81,424	Pacific Premier Bancorp, Inc.	3,537,059
80,000	PennyMac Mortgage Investment Trust REIT	1,568,000
257,079	Physicians Realty Trust REIT	4,542,586
97,400	Piedmont Office Realty Trust, Inc. REIT Class A	1,691,838
94,856	Pinnacle Financial Partners, Inc.	8,409,933
44,983	Piper Sandler Cos.	4,932,386
25,500	Popular, Inc.	1,793,160
75,567	Preferred Apartment Communities, Inc. REIT Class A	744,335
18,000	Preferred Bank	1,146,240
255,300	Prospect Capital Corp.(a)	1,958,151
87,100	Radian Group, Inc.	2,025,075
132,600	Regions Financial Corp.	2,739,516
12,100	Reinsurance Group of America, Inc.	1,525,205
83,500	Retail Properties of America, Inc. REIT Class A	875,080
6,898	Retail Value, Inc. REIT	129,062
18,186	RLI Corp.	2,029,012
143,600	Sabra Health Care, Inc. REIT	2,492,896
37,800	Sandy Spring Bancorp, Inc.	1,641,654
59,600	Service Properties Trust REIT	706,856
58,896	Signature Bank	13,316,386
362,226	Summit Hotel Properties, Inc. REIT*	3,680,216
46,165	Sun Communities, Inc. REIT	6,926,597
96,263	Tanger Factory Outlet Centers, Inc. REIT(a)	1,456,459
135,129	TCF Financial Corp.	6,278,093
72,400	Universal Insurance Holdings, Inc.	1,038,216
110,400	Unum Group	3,072,432
62,800	VEREIT, Inc. REIT	2,425,336
35,200	Victory Capital Holdings, Inc. Class A(a)	899,712
127,926	Voya Financial, Inc.	8,141,211
10,700	Walker & Dunlop, Inc.	1,099,318
120,305	Western Alliance Bancorp	11,361,604
73,600	Western Union Co. (The)	1,814,976
10,954	White Mountains Insurance Group, Ltd.	12,212,615
51,600	Zions Bancorp NA	2,835,936

		343,009,872

	Industrial — 18.3%
21,300	Acuity Brands, Inc.	3,514,500
124,177	Advanced Drainage Systems, Inc.	12,838,660
48,848	Advanced Energy Industries, Inc.	5,332,736
23,700	AGCO Corp.	3,404,505

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Industrial — continued
438,278	Air Transport Services Group, Inc.*	12,824,014
42,100	Apogee Enterprises, Inc.	1,721,048
41,661	AptarGroup, Inc.	5,902,114
125,870	Argan, Inc.	6,715,165
70,825	Armstrong World Industries, Inc.	6,380,624
20,000	Arrow Electronics, Inc.*	2,216,400
170,030	Atkore International Group, Inc.*	12,225,157
34,700	Atlas Air Worldwide Holdings, Inc.*	2,097,268
38,797	Axon Enterprise, Inc.*	5,525,469
127,878	AZEK Co., Inc. (The) Class A*	5,377,270
47,330	Berry Global Group, Inc.*	2,906,062
71,875	Cognex Corp.	5,964,906
49,703	Colfax Corp.*	2,177,488
103,047	Comfort Systems USA, Inc.	7,704,824
28,700	Crane Co.	2,695,217
48,787	Eagle Materials, Inc.	6,557,461
38,255	ESCO Technologies, Inc.	4,165,587
63,862	Exponent, Inc.	6,223,352
137,948	Federal Signal Corp.	5,283,408
417,593	Gates Industrial Corp. Plc*	6,677,312
15,475	Generac Holdings, Inc.*	5,067,289
98,631	Gibraltar Industries, Inc.*	9,025,723
73,549	Graco, Inc.	5,267,579
462,706	GrafTech International, Ltd.	5,658,894
58,200	Greif, Inc. Class A	3,317,400
180,275	Harsco Corp.*	3,091,716
31,459	HEICO Corp.	3,957,542
221,097	Hexcel Corp.*	12,381,432
41,938	Huntington Ingalls Industries, Inc.	8,632,937
20,630	IDEX Corp.	4,318,272
271,770	Ingersoll Rand, Inc.*	13,373,802
74,400	Jabil, Inc.	3,880,704
99,834	KBR, Inc.	3,832,627
25,397	Landstar System, Inc.	4,192,029
34,930	Lincoln Electric Holdings, Inc.	4,294,294
21,412	Masonite International Corp.*	2,467,519
29,100	MasTec, Inc.*	2,726,670
42,300	Matthews International Corp. Class A	1,672,965
78,100	MDU Resources Group, Inc.	2,468,741
31,900	Moog, Inc. Class A	2,652,485
33,961	Nordson Corp.	6,747,371
128,400	O-I Glass, Inc.*	1,892,616
31,300	Oshkosh Corp.	3,714,058
15,600	OSI Systems, Inc.*	1,499,160
26,500	Owens Corning	2,440,385
71,100	Primoris Services Corp.	2,355,543
39,010	RBC Bearings, Inc.*	7,675,998
43,100	Sanmina Corp.*	1,783,478
125,927	Schneider National, Inc. Class B	3,144,397

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Industrial — continued
87,260	Sensata Technologies Holding Plc*	5,056,717
73,400	Silgan Holdings, Inc.	3,085,002
41,500	SMART Global Holdings, Inc.*	1,909,830
12,200	Snap-on, Inc.	2,815,028
17,900	SYNNEX Corp.	2,055,636
12,055	Teledyne Technologies, Inc.*	4,986,551
29,959	Tetra Tech, Inc.	4,066,035
43,900	Textron, Inc.	2,461,912
27,700	Timken Co. (The)	2,248,409
25,320	TopBuild Corp.*	5,302,768
74,921	Toro Co. (The)	7,727,352
114,271	Trex Co., Inc.*	10,460,367
29,936	TriMas Corp.*	907,660
76,319	Trimble, Inc.*	5,936,855
18,800	Trinseo SA	1,196,996
107,400	TTM Technologies, Inc.*	1,557,300
81,767	Universal Logistics Holdings, Inc.	2,151,290
51,115	US Ecology, Inc.*	2,128,429
82,300	Vishay Intertechnology, Inc.	1,981,784
65,900	Westrock Co.	3,430,095

		341,430,189

	Technology — 13.3%
64,897	1Life Healthcare, Inc.*	2,536,175
39,500	Amdocs, Ltd.	2,770,925
149,300	Amkor Technology, Inc.	3,539,903
392,551	Avaya Holdings Corp.*	11,003,205
113,320	Black Knight, Inc.*	8,384,547
39,914	Blackline, Inc.*	4,326,678
26,929	Broadridge Financial Solutions, Inc.	4,122,830
110,730	CDK Global, Inc.	5,986,064
74,182	Cerence, Inc.* (a)	6,645,224
40,450	Cirrus Logic, Inc.*	3,429,755
18,131	CMC Materials, Inc.	3,205,379
56,045	Cohu, Inc.*	2,344,923
13,206	Concentrix Corp.*	1,977,202
43,800	CSG Systems International, Inc.	1,966,182
38,632	Cubic Corp.	2,880,788
126,815	DXC Technology Co.*	3,964,237
38,400	Ebix, Inc.(a)	1,229,952
29,736	Endava Plc, ADR*	2,518,342
76,376	Entegris, Inc.	8,538,837
43,230	Envestnet, Inc.*	3,122,503
31,776	EPAM Systems, Inc.*	12,605,221
31,426	Five9, Inc.*	4,912,827
37,020	Fortinet, Inc.*	6,827,228
37,056	HubSpot, Inc.*	16,831,206
19,500	Insight Enterprises, Inc.*	1,860,690
26,400	J2 Global, Inc.*	3,164,304

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Technology — continued
54,860	Lumentum Holdings, Inc.*	5,011,461
63,263	MKS Instruments, Inc.	11,730,225
16,048	Monolithic Power Systems, Inc.	5,668,314
292,491	NCR Corp.* (a)	11,100,033
47,612	Nova Measuring Instruments, Ltd.*	4,333,168
110,480	Nuance Communications, Inc.*	4,821,347
29,481	Pegasystems, Inc.	3,370,858
87,112	Perspecta, Inc.	2,530,604
24,247	Power Integrations, Inc.	1,975,646
140,444	Pure Storage, Inc. Class A*	3,025,164
114,008	Rapid7, Inc.*	8,506,137
47,300	Seagate Technology Plc	3,630,275
65,632	Semtech Corp.*	4,528,608
77,762	Silicon Laboratories, Inc.*	10,969,885
78,436	Silicon Motion Technology Corp., ADR	4,658,314
58,069	Smartsheet, Inc. Class A*	3,711,770
38,800	Sykes Enterprises, Inc.*	1,710,304
9,061	Tyler Technologies, Inc.*	3,846,666
33,000	Ultra Clean Holdings, Inc.*	1,915,320
64,300	Xerox Holdings Corp.	1,560,561
26,151	Zebra Technologies Corp. Class A*	12,687,942
567,010	Zynga, Inc. Class A*	5,789,172

		247,776,901

	Utilities — 1.5%
54,222	IDACORP, Inc.	5,420,574
48,700	National Fuel Gas Co.	2,434,513
94,200	NRG Energy, Inc.	3,554,166
75,081	OGE Energy Corp.	2,429,621
30,035	Pinnacle West Capital Corp.	2,443,347
91,344	Portland General Electric Co.	4,336,100
421,356	Vistra Corp.	7,449,574

		28,067,895

	TOTAL COMMON STOCKS (COST $1,370,902,142)	1,824,981,662

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENT — 0.3%

	Mutual Fund - Securities Lending Collateral — 0.3%
5,203,630	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(b) (c)	5,203,630

	TOTAL SHORT-TERM INVESTMENT (COST $5,203,630)	5,203,630

	TOTAL INVESTMENTS — 98.0% (Cost $1,376,105,772)	1,830,185,292

	Other Assets and Liabilities (net) — 2.0%	36,982,739

	NET ASSETS — 100.0%	$1,867,168,031

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of this security is out on loan.

(b)	The rate disclosed is the 7-day net yield as of March 31, 2021.

(c)	Represents an investment of securities lending cash collateral.

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
111	Russell 2000 E-mini Index	Jun 2021	$12,334,875	$(372,246)
40	S&P Mid 400 E-mini Index	Jun 2021	10,421,200	(75,397)

				$(447,643)

Other Abbreviations

ADR	— American Depository Receipt
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	97.7
Futures Contracts	0.0	*
Short-Term Investment	0.3
Other Assets and Liabilities (net)	2.0

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 92.6%

	Australia — 3.1%
224,400	AGL Energy, Ltd.	1,649,323
1,842,197	Alumina, Ltd.	2,441,410
208,100	Australia & New Zealand Banking Group, Ltd.	4,466,512
1,987,600	Beach Energy, Ltd.	2,596,262
294,129	BGP Holdings Plc* (a)	—
115,148	BHP Group Plc	3,327,527
99,586	BHP Group Plc, ADR	5,762,046
137,650	BHP Group, Ltd.	4,749,303
408,800	BlueScope Steel, Ltd.	6,024,865
273,548	Champion Iron, Ltd.*	1,141,746
96,945	Codan, Ltd.	1,140,061
240,808	Collins Foods, Ltd.	1,909,313
860,705	CSR, Ltd.	3,789,113
680,427	Deterra Royalties, Ltd.	2,031,529
698,700	Fortescue Metals Group, Ltd.	10,637,975
1,233,793	Genworth Mortgage Insurance Australia, Ltd.*	2,405,679
1,456,340	Glencore Plc*	5,711,472
872,100	Harvey Norman Holdings, Ltd.(b)	3,806,066
72,609	IGO, Ltd.	347,301
424,727	Iluka Resources, Ltd.	2,332,387
645,014	Incitec Pivot, Ltd.*	1,429,610
731,800	Inghams Group, Ltd.(b)	1,861,634
104,098	Integrated Research, Ltd.	183,944
254,400	Lendlease Corp., Ltd.	2,503,428
42,269	McMillan Shakespeare, Ltd.	350,595
1,224,800	Metcash, Ltd.(b)	3,432,958
76,000	Mineral Resources, Ltd.	2,200,803
1,454,500	Mirvac Group REIT	2,769,550
154,615	oOh!media, Ltd.*	204,907
1,626,284	Orora, Ltd.	3,765,524
810,700	Perenti Global, Ltd.	626,732
898,400	Qantas Airways, Ltd.*	3,482,916
79,327	Rio Tinto Plc	6,074,336
103,514	Rio Tinto Plc, ADR	8,037,862
110,407	Rio Tinto, Ltd.	9,313,133
370,001	South32, Ltd.	791,890
1,041,700	Stockland REIT	3,491,008
345,218	Super Retail Group, Ltd.(b)	3,094,748

	Total Australia	119,885,468

	Austria — 0.3%
85,645	OMV AG	4,354,488
58,077	voestalpine AG	2,411,550
112,743	Wienerberger AG	4,134,212

	Total Austria	10,900,250

	Belgium — 0.3%
66,193	Ageas SA	4,011,192

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Belgium — continued
15,684	Groupe Bruxelles Lambert SA	1,626,931
24,636	Kinepolis Group NV*	1,279,797
50,708	Proximus SADP	1,106,122
21,701	Telenet Group Holding NV	881,969
34,100	UCB SA	3,251,104

	Total Belgium	12,157,115

	Brazil — 0.7%
159,700	B3 SA - Brasil Bolsa Balcao	1,545,776
329,800	Duratex SA	1,092,320
2,509,692	Magazine Luiza SA	9,001,624
82,200	Movida Participacoes SA*	243,993
7,000	SIMPAR SA*	46,344
8,500	WEG SA	112,309
86,176	Wheaton Precious Metals Corp.	3,291,123
209,206	Yara International ASA	10,901,009

	Total Brazil	26,234,498

	Canada — 1.1%
91,175	Agnico Eagle Mines, Ltd.	5,270,210
242,255	Atlas Corp.	3,306,781
31,900	Canadian Tire Corp., Ltd. Class A	4,526,178
121,700	Cineplex, Inc.* (b)	1,153,238
37,689	Descartes Systems Group, Inc. (The)*	2,299,093
35,700	Dorel Industries, Inc. Class B*	360,451
117,900	Enerplus Corp.(b)	591,916
19,500	Exco Technologies, Ltd.(b)	164,924
109,385	Franco-Nevada Corp.	13,706,523
57,280	Gildan Activewear, Inc.*	1,756,205
83,800	Gildan Activewear, Inc. (Toronto Exchange)*	2,564,306
58,800	Loblaw Cos., Ltd.	3,284,211
35,800	Maple Leaf Foods, Inc.	816,064
168,200	Seven Generations Energy, Ltd. Class A*	1,137,526
267,100	ShawCor, Ltd.*	1,128,457

	Total Canada	42,066,083

	China — 1.0%
12,300	Baidu, Inc., ADR*	2,675,865
1,777,000	China Medical System Holdings, Ltd.	3,515,395
3,542,000	China Resources Cement Holdings, Ltd.	3,977,344
104,620	GDS Holdings, Ltd., ADR*	8,483,636
3,714,000	Jiangnan Group, Ltd.	179,144
1,940,000	Lee & Man Paper Manufacturing, Ltd.	1,784,178
628,600	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,233,841
1,289,000	Shenzhen International Holdings, Ltd.	2,158,709
119,850	Tencent Holdings, Ltd.	9,403,688
3,718,700	Yangzijiang Shipbuilding Holdings, Ltd.	3,542,673

	Total China	36,954,473

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Colombia — 0.0%
15,095	Millicom International Cellular SA, SDR*	581,889

	Denmark — 1.3%
1,400	AP Moller - Maersk AS Class B	3,259,981
12,606	Carlsberg AS Class B	1,941,515
282,200	Danske Bank AS	5,293,521
63,400	DFDS AS*	3,254,185
80,255	ISS AS*	1,499,720
36,645	Jyske Bank AS*	1,752,349
208,640	Novo Nordisk AS Class B	14,169,366
181,171	Novozymes AS Class B	11,632,484
32,374	Pandora AS*	3,476,856
47,006	Sydbank AS	1,269,499
3,938	Vestas Wind Systems AS	810,259

	Total Denmark	48,359,735

	Finland — 1.4%
130,610	Caverion OYJ(b)	793,625
62,008	Kone OYJ Class B	5,076,679
32,897	Konecranes OYJ Class A	1,469,225
243,458	Neste OYJ	12,950,518
3,030,310	Nokia OYJ*	12,125,201
445,011	Nordea Bank Abp	4,399,131
305,100	Nordea Bank Abp (Stockholm Exchange)	3,010,291
8,657	QT Group OYJ*	909,606
86,481	Sampo OYJ Class A	3,910,132
155,706	TietoEVRY OYJ	4,834,891
90,400	Valmet OYJ	3,294,722
111,577	Wartsila OYJ Abp(b)	1,171,573

	Total Finland	53,945,594

	France — 10.8%
76,902	Air Liquide SA	12,590,335
24,100	Arkema SA	2,927,359
146,709	AXA SA	3,945,992
119,700	BNP Paribas SA*	7,298,652
78,800	Bouygues SA	3,166,459
134,370	Capgemini SE	22,914,915
504,353	Carrefour SA	9,155,268
33,000	Casino Guichard Perrachon SA*	1,103,042
1,450,000	CGG SA*	1,747,641
246,322	Cie de Saint-Gobain*	14,567,746
49,146	Cie Generale des Etablissements Michelin SCA	7,373,226
262,645	CNP Assurances*	5,003,808
82,642	Coface SA*	916,899
361,100	Credit Agricole SA*	5,239,226
111,609	Danone SA	7,673,679
91,026	Dassault Systemes SE	19,513,664
211,430	Edenred	11,067,903

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	France — continued
117,613	Elior Group SA 144A	874,999
36,854	Engie SA*	524,322
40,363	EssilorLuxottica SA	6,586,851
2,080,284	Europcar Mobility Group* 144A	671,874
419,041	Eutelsat Communications SA	5,112,136
4,351	Faurecia SE*	232,317
14,057	Gaztransport Et Technigaz SA	1,123,440
42,863	IPSOS	1,622,135
47,646	Klepierre SA REIT	1,113,527
52,193	L’Oreal SA	20,046,697
178,354	Legrand SA	16,627,007
31,278	LVMH Moet Hennessy Louis Vuitton SE	20,883,933
125,400	Metropole Television SA*	2,685,310
536,500	Natixis SA*	2,573,898
32,193	Nexans SA*	2,856,649
36,500	Nexity SA	1,805,166
1,043,305	Orange SA	12,881,187
102,717	Pernod Ricard SA	19,321,753
62,549	Publicis Groupe SA	3,825,658
35,500	Quadient SA	855,324
88,716	Renault SA*	3,850,612
251,009	Rexel SA*	4,985,681
109,740	Safran SA*	14,967,823
222,737	Sanofi	22,055,190
316,543	Schneider Electric SE	48,457,273
51,200	Societe BIC SA	3,003,953
107,400	Societe Generale SA*	2,816,759
7,000	Sodexo SA*	672,812
22,970	Sopra Steria Group SACA*	3,847,019
46,683	Teleperformance	17,052,509
219,200	Television Francaise 1*	2,001,751
12,319	Thales SA	1,226,620
373,863	TOTAL SE	17,477,174
394,563	Valeo SA	13,434,249
30,407	Vallourec SA*	1,036,383

	Total France	415,315,805

	Georgia — 0.0%
45,361	Bank of Georgia Group Plc*	688,431

	Germany — 7.9%
14,088	adidas AG*	4,407,638
75,353	Allianz SE	19,222,456
47,200	Aurubis AG	3,918,693
124,673	BASF SE	10,380,051
134,700	Bayer AG	8,542,560
170,748	BMW AG	17,754,162
285,440	CECONOMY AG*	1,655,246
199,910	Commerzbank AG*	1,228,340

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Germany — continued
49,104	Continental AG	6,504,131
149,257	Covestro AG 144A	10,058,678
248,518	Daimler AG	22,201,234
6,575	Delivery Hero SE* 144A	853,899
30,337	Deutsche Boerse AG	5,052,322
199,311	Deutsche Lufthansa AG*	2,648,197
233,239	Deutsche Pfandbriefbank AG*	2,719,327
218,000	Deutsche Post AG	11,970,378
238,300	Deutsche Telekom AG	4,808,868
212,776	Deutsche Wohnen SE	9,948,004
86,787	Deutz AG*	649,745
816,920	E.ON SE	9,528,287
108,773	Evonik Industries AG	3,855,680
72,562	Freenet AG	1,740,607
92,100	Fresenius SE & Co. KGaA	4,111,148
146,222	GEA Group AG	6,006,319
95,863	HUGO BOSS AG	3,770,989
522,216	Infineon Technologies AG	22,190,499
141,996	Knorr-Bremse AG	17,760,202
29,802	Koenig & Bauer AG*	890,368
14,171	Krones AG	1,152,538
33,125	LEG Immobilien AG	4,366,590
24,880	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,678,805
143,265	Puma SE*	14,066,404
54,801	Rheinmetall AG	5,564,815
100,776	SAP SE	12,367,711
42,724	SAP SE, ADR	5,246,080
68,202	Siemens Energy AG*	2,453,629
27,377	Siltronic AG*	4,424,224
47,568	SMA Solar Technology AG*	2,800,923
1,905	Software AG	80,468
87,593	Suedzucker AG	1,487,599
71,932	Symrise AG Class A	8,741,605
138,465	TAG Immobilien AG*	3,961,039
42,000	Talanx AG*	1,784,951
93,600	United Internet AG	3,762,274
10,197	Volkswagen AG(b)	3,705,616
91,701	Vonovia SE	6,003,131

	Total Germany	304,026,430

	Hong Kong — 1.2%
1,067,200	AIA Group, Ltd.	12,944,576
1,398,000	Comba Telecom Systems Holdings, Ltd.	359,640
62,900	Hongkong Land Holdings, Ltd.	308,839
37,502	Melco Resorts & Entertainment, Ltd., ADR*	746,665
1,142,000	Techtronic Industries Co., Ltd.	19,536,559
9,510,000	Tongda Group Holdings, Ltd.	660,548
1,834,000	United Laboratories International Holdings, Ltd. (The)	1,354,071
6,494,500	WH Group, Ltd.	5,262,797

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Hong Kong — continued
1,088,000	Xinyi Glass Holdings, Ltd.	3,554,618

	Total Hong Kong	44,728,313

	Hungary — 0.2%
229,600	MOL Hungarian Oil & Gas Plc*	1,665,674
155,400	Richter Gedeon Nyrt	4,590,682

	Total Hungary	6,256,356

	India — 0.3%
655,450	HDFC Bank, Ltd.*	13,396,994

	Indonesia — 0.3%
3,402,900	Bank Central Asia Tbk PT	7,280,214
3,540,700	Bank Negara Indonesia Persero Tbk PT*	1,395,560
7,888,300	Golden Agri-Resources, Ltd.	1,232,914

	Total Indonesia	9,908,688

	Ireland — 0.6%
7,700	AerCap Holdings NV*	452,298
225,100	C&C Group Plc*	872,703
46,040	Kerry Group Plc Class A	5,773,621
144,321	Ryanair Holdings Plc, ADR*	16,596,915

	Total Ireland	23,695,537

	Israel — 0.3%
27,594	Hilan, Ltd.	1,309,075
7,365	Nova Measuring Instruments, Ltd.*	647,118
23,841	Sapiens International Corp. NV	757,905
210,300	Teva Pharmaceutical Industries, Ltd.*	2,395,807
18,740	Wix.com, Ltd.*	5,232,583

	Total Israel	10,342,488

	Italy — 2.0%
3,024,100	A2A SpA	5,516,154
46,310	Assicurazioni Generali SpA	928,544
386,596	Autogrill SpA* (b)	3,203,281
524,667	Banca Popolare di Sondrio SCPA*	1,761,126
551,576	BPER Banca*	1,216,473
39,346	Buzzi Unicem SpA	1,025,215
64,224	Datalogic SpA	1,314,904
964,800	Enel SpA	9,630,458
1,131,173	Eni SpA	13,951,426
83,683	Esprinet SpA*	1,058,274
26,601	Ferrari NV	5,575,959
807,617	Leonardo SpA	6,553,220
291,800	Mediobanca Banca di Credito Finanziario SpA*	3,242,958
1,308,827	OVS SpA* (b) 144A	2,064,350
19,798	Prysmian SpA	644,772
145,558	Reno de Medici SpA	195,025

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Italy — continued
3,938	Reply SpA	499,397
202,979	Rizzoli Corriere Della Sera Mediagroup SpA* (b)	170,333
641,104	Saipem SpA(b)	1,751,109
1,403,126	Saras SpA* (b)	953,176
174,600	Societa Cattolica di Assicurazioni SC* (b)	1,027,062
2,350,434	Telecom Italia SpA	1,274,048
62,217	Tod’s SpA* (b)	2,034,299
344,357	UniCredit SpA*	3,647,765
596,700	Unipol Gruppo SpA*	3,335,388
1,078,000	UnipolSai Assicurazioni SpA	3,248,518

	Total Italy	75,823,234

	Japan — 23.1%
122,600	ADEKA Corp.	2,409,839
35,900	Advantest Corp.	3,144,905
149,100	Adways, Inc.(b)	1,103,745
2,200	AEON REIT Investment Corp. REIT	2,966,516
134,600	AGC, Inc.	5,639,801
2,900	AI inside, Inc.* (b)	932,986
188,500	Air Water, Inc.	3,309,412
10,300	Aisin Seiki Co., Ltd.(b)	391,493
69,900	Ajinomoto Co., Inc.	1,433,108
193,100	Alpen Co., Ltd.	4,148,592
33,200	Altech Corp.	658,291
21,100	Amada Co., Ltd.(b)	235,633
100,500	Amano Corp.	2,444,742
24,900	Amiyaki Tei Co., Ltd.(b)	669,033
136,700	Asics Corp.	2,183,489
126,800	ASKA Pharmaceutical Co., Ltd.(a)	1,679,957
527,600	Astellas Pharma, Inc.	8,126,472
23,100	Avex, Inc.(b)	285,771
32,200	Brother Industries, Ltd.	713,645
100,600	Can Do Co., Ltd.	1,831,739
108,800	Canon, Inc.	2,464,000
39,709	Canon, Inc., ADR	904,174
110,700	Casio Computer Co., Ltd.(b)	2,088,774
45,400	Central Glass Co., Ltd.	967,986
294,194	Chiba Bank, Ltd. (The)(b)	1,930,232
214,300	Chubu Electric Power Co., Inc.	2,763,597
51,500	CKD Corp.	1,075,208
213,900	Credit Saison Co., Ltd.(b)	2,570,671
57,300	Cybozu, Inc.	1,157,408
374,300	Dai-ichi Life Holdings, Inc.	6,442,702
576,700	Daicel Corp.(b)	4,446,592
15,200	Daiichikosho Co., Ltd.	590,118
53,200	Daikin Industries, Ltd.	10,745,919
111,200	Daiwa House Industry Co., Ltd.(b)	3,261,531
134	Daiwa Office Investment Corp. REIT	944,670
708,000	Daiwa Securities Group, Inc.(b)	3,665,582

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Japan — continued
224,700	DeNA Co., Ltd.(b)	4,396,393
60,000	Denka Co., Ltd.	2,400,000
88,000	Dexerials Corp.	1,506,751
85,100	DIC Corp.	2,207,979
16,200	Disco Corp.	5,094,570
212,900	DMG Mori Co., Ltd.	3,495,028
59,600	Dowa Holdings Co., Ltd.	2,483,783
52,800	Eagle Industry Co., Ltd.	569,571
275,800	EDION Corp.(b)	3,092,454
49,300	en-japan, Inc.	1,523,615
1,251,100	ENEOS Holdings, Inc.(b)	5,679,201
16,200	Enplas Corp.(b)	607,683
180,100	EPS Holdings, Inc.	1,841,747
85,600	Ezaki Glico Co., Ltd.	3,443,367
85,300	FANUC Corp.	20,213,398
38,900	Freebit Co., Ltd.(b)	352,388
159,900	Fuji Corp.	4,102,412
73,200	Fuji Kyuko Co., Ltd.(b)	3,895,167
58,800	Fujitsu General, Ltd.	1,641,611
29,300	Fujitsu, Ltd.	4,242,534
195,000	Fukuoka Financial Group, Inc.(b)	3,704,118
87,100	Furukawa Co., Ltd.	1,053,082
124,400	Futaba Industrial Co., Ltd.	667,595
58,900	Glory, Ltd.	1,268,615
37,800	Godo Steel, Ltd.	743,685
117,500	Gumi, Inc.(b)	966,584
42,600	GungHo Online Entertainment, Inc.	842,748
288,594	Hachijuni Bank, Ltd. (The)	1,052,519
322,500	Haseko Corp.(b)	4,520,837
326,100	Hazama Ando Corp.(b)	2,505,510
70,400	Hirose Electric Co., Ltd.	10,843,511
92,500	Hitachi Capital Corp.(a)	2,834,769
309,100	Hitachi Zosen Corp.(b)	2,503,570
269,800	Hitachi, Ltd.	12,217,911
132,800	Hokkaido Electric Power Co., Inc.(b)	606,914
501,500	Honda Motor Co., Ltd.	15,063,154
25,060	Honda Motor Co., Ltd., ADR	756,812
6,300	Hosokawa Micron Corp.	382,561
73,500	Hoya Corp.	8,650,385
69,900	Ichinen Holdings Co., Ltd.	853,349
12,800	Idemitsu Kosan Co., Ltd.(b)	330,599
477,000	Inpex Corp.	3,263,457
327,600	Isuzu Motors, Ltd.	3,525,035
173,500	Ito En, Ltd.	10,661,222
372,700	ITOCHU Corp.(b)	12,098,415
77,400	Jaccs Co., Ltd.	1,589,327
18,900	JAFCO Group Co., Ltd.(b)	1,125,448
105,600	Japan Airlines Co., Ltd.*	2,360,471
153,300	Japan Aviation Electronics Industry, Ltd.	2,483,321

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Japan — continued
108,700	Japan Petroleum Exploration Co., Ltd.	2,021,525
58,500	JCR Pharmaceuticals Co., Ltd.	1,897,941
30,300	JFE Holdings, Inc.	373,746
59,000	Juki Corp.	475,204
186,600	K’s Holdings Corp.	2,568,494
12,500	Kaken Pharmaceutical Co., Ltd.	490,385
106,500	Kamigumi Co., Ltd.	2,021,091
278,400	Kandenko Co., Ltd.(b)	2,446,393
37,800	Kaneka Corp.(b)	1,556,471
282,500	Kanematsu Corp.	3,799,050
373,100	Kansai Electric Power Co., Inc. (The)	4,045,012
138,300	Kansai Paint Co., Ltd.	3,698,430
278,608	Kao Corp.	18,438,555
70,500	Kappa Create Co., Ltd.* (b)	944,891
42,400	Katakura Industries Co., Ltd.(b)	558,299
17,500	Kato Sangyo Co., Ltd.	566,176
178,100	Kawasaki Heavy Industries, Ltd.*	4,419,459
516,100	KDDI Corp.	15,856,647
51,900	Keyence Corp.	23,610,977
78,600	Kinden Corp.	1,340,824
61,900	Kirin Holdings Co., Ltd.	1,187,864
41,700	Kisoji Co., Ltd.(b)	881,172
46,700	Kissei Pharmaceutical Co., Ltd.	1,035,430
33,100	Kito Corp.(b)	546,674
112,200	Kobayashi Pharmaceutical Co., Ltd.	10,488,923
76,200	Kohnan Shoji Co., Ltd.	2,196,353
6,000	Konami Holdings Corp.	357,828
12,686	Kose Corp.	1,797,853
12,700	Kotobuki Spirits Co., Ltd.(b)	826,362
107,700	Kubota Corp.	2,455,657
19,900	Kuraray Co., Ltd.	227,454
12,000	Kurimoto, Ltd.	190,154
46,300	KYB Corp.*	1,265,394
307,800	Link And Motivation, Inc.(b)	1,674,098
108,800	Lion Corp.	2,125,785
68,600	M3, Inc.	4,700,186
18,500	Makita Corp.(b)	794,412
91,800	Mandom Corp.	1,734,646
867,300	Marubeni Corp.(b)	7,227,238
46,700	Matsumotokiyoshi Holdings Co., Ltd.	2,083,538
63,400	Maxell Holdings, Ltd.*	802,684
35,500	Mazda Motor Corp.* (b)	289,783
486,100	Mebuki Financial Group, Inc.	1,148,164
17,200	Media Do Co., Ltd.(b)	1,022,661
178,100	Medipal Holdings Corp.	3,423,388
535,000	Mitsubishi Chemical Holdings Corp.(b)	4,018,068
348,900	Mitsubishi Corp.(b)	9,882,869
182,200	Mitsubishi Gas Chemical Co., Inc.(b)	4,475,030
118,400	Mitsubishi Heavy Industries, Ltd.	3,695,580

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Japan — continued
69,900	Mitsubishi Materials Corp.	1,634,585
1,091,600	Mitsubishi UFJ Financial Group, Inc.	5,845,246
732,300	Mitsubishi UFJ Lease & Finance Co., Ltd.(b)	4,426,936
67,400	Mitsui Chemicals, Inc.(b)	2,131,792
6,900	Mitsui OSK Lines, Ltd.(b)	241,968
61,900	Mixi, Inc.(b)	1,551,701
836,800	Mizuho Financial Group, Inc.(b)	12,108,988
91,200	Mizuho Leasing Co., Ltd.	2,744,253
32,800	Mochida Pharmaceutical Co., Ltd.	1,273,412
128,700	MS&AD Insurance Group Holdings, Inc.	3,784,129
132,900	Nankai Electric Railway Co., Ltd.(b)	3,057,301
9,200	NEC Corp.	542,842
15,000	NGK Insulators, Ltd.	274,751
146,600	Nihon House Holdings Co., Ltd.(b)	449,750
204,600	Nihon Kohden Corp.	5,980,615
7,900	Nintendo Co., Ltd.	4,418,995
27,380	Nintendo Co., Ltd., ADR	1,938,504
4,600	Nippon Express Co., Ltd.	343,023
99,400	Nippon Kayaku Co., Ltd.	961,616
29,000	Nippon Light Metal Holdings Co., Ltd.	580,787
118,900	Nippon Paper Industries Co., Ltd.(b)	1,426,800
30,300	Nippon Sanso Holdings Corp.(b)	576,934
452,600	Nippon Sheet Glass Co., Ltd.* (b)	2,322,391
126,900	Nippon Soda Co., Ltd.	4,013,715
49,100	Nippon Steel Corp.	838,255
577,400	Nippon Telegraph & Telephone Corp.	14,850,414
52,000	Nippon Yusen KK	1,776,471
173,800	Nishio Rent All Co., Ltd.	4,709,115
996,900	Nissan Motor Co., Ltd.*	5,556,477
101,400	Nisshin Oillio Group, Ltd. (The)	2,996,118
28,900	Nissin Foods Holdings Co., Ltd.(b)	2,147,231
29,300	Nitto Denko Corp.	2,508,398
49,000	Nojima Corp.	1,246,950
2,021,300	Nomura Holdings, Inc.	10,635,148
35,900	Nomura Micro Science Co., Ltd.(b)	1,193,959
262,600	Nomura Research Institute, Ltd.	8,139,412
432,641	North Pacific Bank, Ltd.(b)	1,252,897
88,300	NTT Data Corp.(b)	1,368,850
24,200	Obara Group, Inc.(b)	828,932
389,700	Obayashi Corp.(b)	3,579,597
48,700	Obic Co., Ltd.(b)	8,915,846
51,700	Oisix ra daichi, Inc.* (b)	1,363,851
104,300	Oki Electric Industry Co., Ltd.	1,085,475
153,900	Okuwa Co., Ltd.	1,685,240
648,200	Olympus Corp.	13,439,151
101,000	Omron Corp.	7,897,195
10,100	Oriental Land Co., Ltd.	1,519,570
322,500	ORIX Corp.(b)	5,451,855
229,300	Osaka Gas Co., Ltd.	4,476,019

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Japan — continued
40,100	Otsuka Holdings Co., Ltd.	1,700,893
120,300	Outsourcing, Inc.	1,942,219
67,500	Pacific Metals Co., Ltd.(b)	1,310,294
62,200	Pilot Corp.	1,987,023
68,400	Plenus Co., Ltd.	1,170,538
66,100	Prima Meat Packers, Ltd.	2,087,683
30,300	Punch Industry Co., Ltd.	166,719
13,000	Qol Holdings Co., Ltd.	183,059
306,000	Rakuten, Inc.	3,652,615
437,100	Recruit Holdings Co., Ltd.	21,364,499
6,200	Relia, Inc.	80,291
47,300	Renesas Electronics Corp.*	513,665
536,500	Rengo Co., Ltd.(b)	4,665,851
714,000	Resona Holdings, Inc.(b)	3,003,323
189,900	Resorttrust, Inc.	3,175,884
42,200	Ricoh Co., Ltd.(b)	429,256
288,000	Rohto Pharmaceutical Co., Ltd.	7,696,507
12,500	RS Technologies Co., Ltd.(b)	722,851
17,400	Saizeriya Co., Ltd.	358,235
130,400	Sangetsu Corp.	1,979,012
194,400	Sanki Engineering Co., Ltd.	2,556,228
53,700	Sankyu, Inc.	2,361,828
505,200	Santen Pharmaceutical Co., Ltd.	6,963,073
17,800	Sanyo Trading Co., Ltd.	185,732
189,400	Sapporo Holdings, Ltd.	3,930,264
40,100	Sawai Pharmaceutical Co., Ltd.(a)	1,948,751
116,600	Secom Co., Ltd.	9,827,111
165,600	Seiko Epson Corp.(b)	2,697,557
82,300	Seino Holdings Co., Ltd.	1,148,476
138,000	Senshu Ikeda Holdings, Inc.	222,299
263,600	Shimadzu Corp.	9,554,009
21,400	Shin-Etsu Chemical Co., Ltd.	3,604,109
315,500	Shinmaywa Industries, Ltd.	2,918,018
154,100	Shinsei Bank, Ltd.	2,494,886
47,500	Shionogi & Co., Ltd.	2,558,552
6,600	Showa Denko KK	188,145
308,300	SKY Perfect JSAT Holdings, Inc.	1,372,702
92,000	Skylark Holdings Co., Ltd.*	1,378,751
15,400	SMC Corp.	8,962,661
62,800	Sohgo Security Services Co., Ltd.	2,972,344
133,900	Soiken Holdings, Inc.(b)	681,012
1,670,600	Sojitz Corp.(b)	4,716,988
57,600	Sompo Holdings, Inc.(b)	2,211,214
44,300	Sony Corp.	4,648,493
47,800	Sony Corp., ADR	5,067,278
4,200	ST Corp.	74,308
18,500	Sugi Holdings Co., Ltd.	1,468,281
17,300	SUMCO Corp.	395,473
19,600	Sumitomo Bakelite Co., Ltd.	802,624

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Japan — continued
93,000	Sumitomo Chemical Co., Ltd.	482,253
137,900	Sumitomo Corp.(b)	1,968,039
196,600	Sumitomo Electric Industries, Ltd.	2,949,890
90,600	Sumitomo Forestry Co., Ltd.	1,956,304
128,500	Sumitomo Heavy Industries, Ltd.(b)	3,575,905
25,400	Sumitomo Metal Mining Co., Ltd.	1,098,521
414,700	Sumitomo Mitsui Construction Co., Ltd.	1,872,718
182,300	Sumitomo Mitsui Financial Group, Inc.(b)	6,610,643
158,100	Sumitomo Mitsui Trust Holdings, Inc.(b)	5,521,338
330,400	Sumitomo Rubber Industries, Ltd.	3,902,009
11,700	Sumitomo Seika Chemicals Co., Ltd.	427,765
38,400	T&D Holdings, Inc.	495,551
67,700	Taiheiyo Cement Corp.	1,783,481
117,200	Takara Bio, Inc.	3,147,960
42,800	Takara Holdings, Inc.(b)	583,707
134,000	Takashimaya Co., Ltd.	1,432,163
11,400	TDK Corp.	1,581,557
389,600	Teijin, Ltd.(b)	6,723,685
222,000	Terumo Corp.	8,034,190
27,200	Tohoku Electric Power Co., Inc.	257,231
37,600	Tokio Marine Holdings, Inc.(b)	1,791,529
142,000	Tokuyama Corp.	3,589,195
93,500	Tokyo Electric Power Co. Holdings, Inc.*	312,231
10,000	Tokyo Electron, Ltd.	4,234,389
15,700	Tokyo Electron, Ltd., ADR	1,715,225
176,900	Tokyo Gas Co., Ltd.	3,942,229
57,100	Tokyotokeiba Co., Ltd.	2,888,588
200,800	Tokyu Construction Co., Ltd.	1,093,951
150,100	Tomy Co., Ltd.	1,365,163
23,500	Tosho Co., Ltd.(b)	397,480
16,900	Tosoh Corp.(b)	323,929
36,000	TOTO, Ltd.	2,215,385
111,400	Towa Corp.(b)	2,154,405
54,000	Towa Pharmaceutical Co., Ltd.	1,193,864
54,200	Toyo Ink SC Holdings Co., Ltd.	996,201
198,900	Toyo Suisan Kaisha, Ltd.(b)	8,370,000
25,700	Toyo Tanso Co., Ltd.	498,650
99,300	Toyota Motor Corp.(b)	7,742,704
9,000	Toyota Motor Corp., ADR	1,404,540
13,000	Toyota Tsusho Corp.	546,471
27,500	Transcosmos, Inc.	743,122
171,200	TS Tech Co., Ltd.	2,554,831
16,600	Tsubakimoto Chain Co.	458,190
68,500	UACJ Corp.*	1,653,919
130,200	Ube Industries, Ltd.(b)	2,778,386
48,700	Ulvac, Inc.	2,051,570
2,000	Unicharm Corp.	84,072
198,700	Valor Holdings Co., Ltd.(b)	4,472,099
242,200	Yamaha Motor Co., Ltd.	5,942,119

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Japan — continued
19,300	Yaskawa Electric Corp.	962,380
170,500	Yokogawa Electric Corp.	3,144,606
129,200	Yokohama Rubber Co., Ltd. (The)	2,315,077
101,300	Yoshinoya Holdings Co., Ltd.*	2,016,833

	Total Japan	884,831,614

	Luxembourg — 0.1%
94,592	APERAM SA	4,271,302

	Mexico — 0.5%
4,798,500	America Movil SAB de CV Series L	3,266,934
2,144,500	Cemex SAB de CV, ADR*	14,947,165

	Total Mexico	18,214,099

	Netherlands — 4.5%
11,594	Accell Group NV*	536,200
11,829	Adyen NV* 144A	26,463,632
1,962,004	Aegon NV	9,339,066
8,595	ASM International NV	2,505,221
42,031	ASML Holding NV	25,539,288
59	ASML Holding NV ADR NYRS	36,424
3,629	ASR Nederland NV	162,972
53,702	BE Semiconductor Industries NV	4,509,002
18,259	Corbion NV	1,019,340
36,022	Euronext NV	3,636,717
99,030	Heineken NV	10,198,083
434,800	ING Groep NV	5,330,963
83,734	Intertrust NV* 144A	1,389,585
375,800	Koninklijke Ahold Delhaize NV	10,489,841
294,932	Koninklijke BAM Groep NV*	748,728
42,140	Koninklijke DSM NV	7,146,763
117,082	Koninklijke KPN NV	398,233
121,391	Koninklijke Philips NV*	6,944,500
226,853	NN Group NV	11,115,396
124,622	Royal Dutch Shell Plc Class A	2,430,902
608,462	Royal Dutch Shell Plc Class A (Amsterdam Exchange)	12,014,101
3,214	Royal Dutch Shell Plc Class A, ADR	126,021
280,600	Royal Dutch Shell Plc Class B	5,168,372
160,430	Royal Dutch Shell Plc Class B, ADR	5,908,637
223,856	Signify NV* 144A	11,565,781
50,901	TKH Group NV CVA, ADR	2,447,995
133,621	TomTom NV*	1,236,727
1,859	Topicus.com, Inc.*	122,084
29,119	Wolters Kluwer NV	2,536,649

	Total Netherlands	171,067,223

	New Zealand — 0.0%
382,047	SKYCITY Entertainment Group, Ltd.*	931,132

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Norway — 0.4%
100,400	Austevoll Seafood ASA	1,217,312
237,976	DNB ASA	5,073,788
161,649	Elkem ASA 144A	704,440
121,804	Equinor ASA	2,387,181
141,653	Golden Ocean Group, Ltd.*	982,370
297,600	Leroy Seafood Group ASA	2,548,461
80,829	Nordic Semiconductor ASA*	1,451,567

	Total Norway	14,365,119

	Peru — 0.0%
74,579	Hudbay Minerals, Inc.	512,358

	Philippines — 0.0%
6,261,800	Vista Land & Lifescapes, Inc.	482,496

	Portugal — 0.1%
782,528	Banco Espirito Santo SA* (a) (c)	—
651,430	Navigator Co. SA (The)* (b)	2,136,095

	Total Portugal	2,136,095

	Russia — 1.2%
212,761	Evraz Plc	1,696,698
120,640,000	Federal Grid Co. Unified Energy System PJSC	346,622
2,782,800	Gazprom PJSC	8,378,017
426,500	Gazprom PJSC, ADR	2,543,646
33,212	LUKOIL PJSC	2,687,965
67,700	LUKOIL PJSC, ADR	5,469,483
23,645	Magnit PJSC	1,672,273
19,975	MMC Norilsk Nickel PJSC	6,244,936
84,300	MMC Norilsk Nickel PJSC, ADR	2,628,474
24,755	Novatek PJSC	488,552
29,417	PhosAgro PJSC	1,577,217
54,540	Polymetal International Plc	1,068,158
8,465	Polyus PJSC	1,562,554
351,240	Rosneft Oil Co. PJSC	2,665,040
45,975,000	ROSSETI PJSC	917,689
74,268,000	RusHydro PJSC	799,732
533,430	Sberbank of Russia PJSC	2,055,491
44,800	Tatneft PJSC, ADR	2,125,312

	Total Russia	44,927,859

	Singapore — 0.3%
3,565,000	IGG, Inc.	4,594,705
719,300	NetLink NBN Trust	505,908
259,300	United Overseas Bank, Ltd.	4,984,906
242,600	Venture Corp., Ltd.	3,622,027

	Total Singapore	13,707,546

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	South Africa — 0.6%
17,400	Anglo American Platinum, Ltd.	2,536,014
390,686	Anglo American Plc	15,321,918
272,600	Aspen Pharmacare Holdings, Ltd.*	2,665,032
1,003,000	Old Mutual, Ltd.(b)	848,570

	Total South Africa	21,371,534

	South Korea — 1.3%
55,800	Kia Motors Corp.	4,087,316
2,626	Samsung Electro-Mechanics Co., Ltd.	435,056
553,521	Samsung Electronics Co., Ltd.	39,811,451
26,500	Samyang Foods Co., Ltd.	2,083,941
14,100	SK Telecom Co., Ltd.	3,426,110
68,214	Top Engineering Co., Ltd.*	555,717

	Total South Korea	50,399,591

	Spain — 2.6%
59,099	Acerinox SA	772,732
351,505	Amadeus IT Group SA*	24,944,405
5,196,424	Banco de Sabadell SA(b)	2,784,953
1,936,904	Banco Santander SA*	6,594,853
5,207,340	CaixaBank SA	16,151,165
231,550	Cellnex Telecom SA(b)	13,362,103
53,689	eDreams ODIGEO SA* (b)	297,204
161,200	Enagas SA	3,508,767
173,182	Ercros SA	520,046
39,212	Grupo Catalana Occidente SA	1,566,919
1,107,894	Iberdrola SA	14,303,647
20,191	Let’s GOWEX SA* (a) (c)	—
1,816,288	Mapfre SA	3,791,196
481,400	Mediaset Espana Comunicacion SA*	2,865,722
752,626	Repsol SA	9,340,963

	Total Spain	100,804,675

	Sweden — 2.8%
172,496	Betsson AB*	1,603,983
99,593	Bilia AB Class A*	1,478,533
29,212	BillerudKorsnas AB	544,103
267,788	Boliden AB	9,954,145
109,785	Bonava AB Class B*	1,274,651
322,095	Byggmax Group AB*	2,817,680
349,799	Electrolux Professional AB Class B*	1,817,961
232,157	Epiroc AB Class A	5,268,366
119,627	H & M Hennes & Mauritz AB Class B* (b)	2,700,299
186,872	Hexagon AB Class B	17,271,558
18,715	Hexpol AB	211,707
157,008	Intrum AB	5,043,681
78,133	Inwido AB*	1,290,817
73,070	JM AB(b)	2,476,381

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Sweden — continued
38,819	Lindab International AB	786,062
56,623	Nobia AB*	431,999
11,588	Sandvik AB*	317,210
645,800	SAS AB* (b)	149,071
158,500	Securitas AB Class B	2,700,372
190,700	SKF AB Class B	5,430,256
56,246	SkiStar AB*	771,775
223,406	Svenska Handelsbanken AB Class A(b)	2,431,340
20,670	Swedish Match AB	1,616,833
1,613,505	Telefonaktiebolaget LM Ericsson Class B	21,389,868
309,800	Telefonaktiebolaget LM Ericsson, ADR	4,086,262
478,676	Telia Co. AB(b)	2,077,523
432,600	Volvo AB Class B* (b)	10,963,521

	Total Sweden	106,905,957

	Switzerland — 8.0%
54,200	ABB, Ltd., ADR	1,651,474
132,307	Adecco Group AG	8,946,520
76,589	Arbonia AG*	1,363,897
4,912	Bachem Holding AG	2,113,754
452	Belimo Holding AG	3,669,213
176	Chocoladefabriken Lindt & Spruengli AG	1,542,793
61,010	Cie Financiere Richemont SA	5,882,216
128,926	Clariant AG(b)	2,610,986
8,278	Comet Holding AG	1,908,650
635,800	Credit Suisse Group AG	6,689,360
8,903	dormakaba Holding AG(b)	6,106,239
37,664	Dufry AG* (b)	2,575,631
20,200	Flughafen Zurich AG*	3,333,220
8,718	Geberit AG	5,572,702
5,994	Givaudan SA	23,195,185
27,003	Huber + Suhner AG	2,100,217
42,219	Julius Baer Group, Ltd.	2,711,275
92,600	LafargeHolcim, Ltd.*	5,464,595
26,095	Lonza Group AG	14,650,797
331,473	Nestle SA	37,100,745
33,800	Nestle SA, ADR	3,769,038
168,100	Novartis AG	14,426,433
14,377	Partners Group Holding AG	18,438,123
90,485	Roche Holding AG	29,366,884
34,129	Schindler Holding AG	10,066,632
4,218	SGS SA	12,015,575
22,342	Sika AG	6,409,542
6,799	STMicroelectronics NV ADR NYRS	260,606
22,320	Swatch Group AG (The)	1,248,630
5,300	Swatch Group AG (The) (Bearer Shares)	1,531,180
33,334	Swiss Life Holding AG	16,455,375
140,082	Swiss Re AG	13,836,288
5,156	Tecan Group AG	2,297,643

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Switzerland — continued
41,936	Temenos AG	6,062,150
1,129,836	UBS Group AG	17,569,091
11,069	Valora Holding AG*	2,358,109
13,661	Wizz Air Holdings Plc* 144A	908,855
26,340	Zur Rose Group AG*	9,935,398

	Total Switzerland	306,145,021

	Taiwan — 1.9%
1,288,000	Chipbond Technology Corp.	3,507,433
1,483,000	ChipMOS Technologies, Inc.	2,299,890
1,961,000	Compeq Manufacturing Co., Ltd.	2,948,407
1,854,000	Fubon Financial Holding Co., Ltd.	3,690,716
1,052,000	Hon Hai Precision Industry Co., Ltd.	4,571,829
43,290	Sea, Ltd., ADR*	9,663,627
768,000	Taiwan Semiconductor Manufacturing Co., Ltd.	15,799,811
252,005	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	29,807,151

	Total Taiwan	72,288,864

	Thailand — 0.0%
16,831,100	Quality Houses PCL Class F	1,324,944
16,156,000	Sansiri PCL Class F	558,352

	Total Thailand	1,883,296

	Turkey — 0.1%
280,700	Coca-Cola Icecek AS	2,333,443
98,041	Ford Otomotiv Sanayi AS	2,289,845
1,118,001	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT*	429,572

	Total Turkey	5,052,860

	United Kingdom — 9.6%
484,537	3i Group Plc	7,711,331
98,576	Aggreko Plc	1,192,767
226,520	Ashtead Group Plc	13,523,162
203,260	ASOS Plc*	15,519,434
45,134	AstraZeneca Plc, ADR	2,244,063
300,343	Avast Plc 144A	1,889,588
1,072,500	Babcock International Group Plc*	3,382,660
1,362,300	BAE Systems Plc	9,491,808
1,759,000	Barclays Plc	4,512,080
280,200	Barratt Developments Plc*	2,887,070
54,979	Bellway Plc	2,581,330
44,100	Berkeley Group Holdings Plc	2,700,900
93,857	Bodycote Plc	1,070,272
385,736	boohoo Group Plc*	1,809,480
802,969	BP Plc	3,264,300
489,607	BP Plc, ADR	11,921,930
283,200	British American Tobacco Plc	10,838,883
175,400	British American Tobacco Plc, ADR	6,794,996

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	United Kingdom — continued
1,821,700	BT Group Plc*	3,890,744
1,634,400	Centrica Plc*	1,220,848
164,112	Chemring Group Plc	602,292
714,500	CK Hutchison Holdings, Ltd.	5,693,429
208,495	CNH Industrial NV*	3,233,356
229,812	Compass Group Plc*	4,634,003
171,681	ConvaTec Group Plc 144A	464,499
208,800	Crest Nicholson Holdings Plc*	1,175,372
33,132	Croda International Plc	2,901,813
407,659	Diageo Plc	16,814,362
53,400	Dialog Semiconductor Plc*	4,030,511
1,270,746	Dixons Carphone Plc*	2,505,393
44,534	EMIS Group Plc	675,879
1,308,680	EnQuest Plc*	320,311
241,969	Experian Plc	8,336,103
177,751	Firstgroup Plc*	225,746
7,453	Games Workshop Group Plc	1,024,692
1,137,081	GlaxoSmithKline Plc	20,206,546
57,397	Greggs Plc*	1,777,039
233,369	Halma Plc	7,643,789
622,255	Hays Plc*	1,283,496
218,127	Hiscox, Ltd.*	2,589,373
3,264,400	HSBC Holdings Plc	19,104,914
473,508	IMI Plc	8,715,011
229,500	Imperial Brands Plc	4,724,288
30,282	InterContinental Hotels Group Plc*	2,078,559
104,240	Intertek Group Plc	8,056,795
1,699,153	J Sainsbury Plc	5,684,981
91,998	JD Sports Fashion Plc*	1,046,662
22,417	Johnson Matthey Plc	931,883
172,095	Jupiter Fund Management Plc	661,507
1,756,600	Kingfisher Plc*	7,714,261
5,315,800	Lloyds Banking Group Plc*	3,119,607
690,031	M&G Plc	1,974,523
1,263,445	Man Group Plc	2,807,384
676,700	Marks & Spencer Group Plc*	1,408,401
379,651	Marston’s Plc*	514,900
101,286	Meggitt Plc*	667,140
603,396	Melrose Industries Plc*	1,389,452
169,065	Micro Focus International Plc	1,290,389
484,800	Mitchells & Butlers Plc* (b)	2,153,790
519,456	Mitie Group Plc*	450,800
419,058	Paragon Banking Group Plc	2,645,727
1,132,996	QinetiQ Group Plc	4,939,697
195,105	Reckitt Benckiser Group Plc	17,491,736
247,100	Redrow Plc	2,141,003
192,666	RELX Plc	4,835,291
95,475	RELX Plc (London Exchange)	2,403,575
364,774	Rolls-Royce Holdings Plc*	529,953

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares		Description	Value ($)

		United Kingdom — continued
266,653		Rotork Plc	1,311,936
324,347		Sage Group Plc (The)	2,742,290
376,251		Senior Plc*	574,659
120,298		Smith & Nephew Plc	2,287,138
146,272		Spectris Plc	6,714,270
68,738		Spirax-Sarco Engineering Plc	10,811,515
968,534		Stagecoach Group Plc*	1,341,632
145,983		SThree Plc*	775,439
562,500		Tate & Lyle Plc	5,954,097
1,435,900		Taylor Wimpey Plc*	3,574,916
1,688,179		Tesco Plc	5,330,332
74,000		Vistry Group Plc	1,114,908
318,990		Whitbread Plc*	15,078,191
1,765,500		Wm Morrison Supermarkets Plc	4,444,229
11,221		WPP Plc	142,524
33,400		WPP Plc, ADR	2,134,260

		Total United Kingdom	368,400,215

		United States — 2.6%
68,616		Analog Devices, Inc.	10,640,969
39,517		ANSYS, Inc.*	13,418,392
21,524		Atlassian Corp. Plc Class A*	4,536,398
188,922		Cadence Design Systems, Inc.*	25,880,425
124,619		Colgate-Palmolive Co.	9,823,716
41,634		Core Laboratories NV	1,198,643
0	(d)	International Flavors & Fragrances, Inc.	—
140,221		James Hardie Industries Plc, CDI	4,254,885
81,612		Janus Henderson Group Plc	2,542,214
764,100		JBS SA	4,100,115
23,775		Nordson Corp.	4,723,617
255,527		Stellantis NV	4,528,837
728,363		Tenaris SA	8,228,301
22,244		Texas Instruments, Inc.	4,203,893

		Total United States	98,080,405

		Zambia — 0.1%
125,788		First Quantum Minerals, Ltd.	2,396,963

		TOTAL COMMON STOCKS (COST $2,974,345,810)	3,544,443,605

		INVESTMENT COMPANIES — 0.9%

		United States — 0.9%
402,490		iShares MSCI EAFE ETF	30,536,916
97,734		Vanguard FTSE Developed Markets ETF	4,799,717

		Total United States	35,336,633

		TOTAL INVESTMENT COMPANIES (COST $30,351,538)	35,336,633

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	PREFERRED STOCKS — 1.6%

	Brazil — 0.1%
67,619	Cia de Transmissao de Energia Eletrica Paulista, 13.08%	303,525
282,800	Petroleo Brasileiro SA, 0.00%	1,207,776

	Total Brazil	1,511,301

	Germany — 1.5%
24,811	BMW AG, 3.67%	1,978,530
174,472	Henkel AG & Co. KGaA, 1.94%	19,656,749
116,053	Porsche Automobil Holding SE, 2.36%	12,333,019
257,100	Schaeffler AG, 5.77%	2,290,444
80,692	Volkswagen AG, 2.02%	22,628,171

	Total Germany	58,886,913

	Russia — 0.0%
1,348,800	Surgutneftegas PJSC, 2.27%	749,604

	TOTAL PREFERRED STOCKS (COST $47,227,347)	61,147,818

	WARRANT — 0.0%

	Switzerland — 0.0%
236,912	Cie Financiere Richemont SA, Expires 11/22/23*	90,622

	TOTAL WARRANT (COST $—)	90,622

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENT — 3.7%

	Mutual Fund - Securities Lending Collateral — 3.7%
143,479,818	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(e) (f)	143,479,818

	TOTAL SHORT-TERM INVESTMENT (COST $143,479,818)	143,479,818

	TOTAL INVESTMENTS — 98.8% (Cost $3,195,404,513)	3,784,498,496

	Other Assets and Liabilities (net) — 1.2%	44,311,279

	NET ASSETS — 100.0%	$3,828,809,775

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $6,463,477 which represents 0.2% of net assets. The aggregate tax cost of these securities held at March 31, 2021 was $7,776,493.

(b)	All or a portion of this security is out on loan.

(c)	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

(d)	Fractional Shares, amount rounds to zero.

(e)	The rate disclosed is the 7-day net yield as of March 31, 2021.

(f)	Represents an investment of securities lending cash collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $57,910,180 which represents 1.5% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	28,475,902	JPY	3,009,376,000	08/19/21	HSBC Bank USA, N.A.	$1,203,827

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
1,291	MSCI EAFE Index	Jun 2021	$141,493,600	$561,799

Currency Abbreviations

JPY	— Japanese Yen
USD	— U.S. Dollar

Other Abbreviations

ADR	— American Depository Receipt
CDI	— CREST Depository Interest
CVA	— Certificaten Van Aandelen
NYRS	— New York Registry Shares
REIT	— Real Estate Investment Trust
SDR	— Swedish Depository Receipt

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	20.6
Industrial	16.8
Consumer, Cyclical	14.0
Financial	13.0
Technology	10.2
Basic Materials	8.5
Communications	5.1
Energy	4.1
Utilities	1.7
Unaffiliated Funds	0.9
Diversified	0.2
Short-Term Investment	3.7
Other Assets and Liabilities (net)	1.2

100.0%

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		DEBT OBLIGATIONS — 98.7%

		Asset Backed Securities — 10.3%
100,000		AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.13%, due 02/18/25	102,885
200,000		AmeriCredit Automobile Receivables Trust, Series 2019-1, Class C, 3.36%, due 02/18/25	208,770
400,000		AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, due 04/18/25	415,570
600,000		AmeriCredit Automobile Receivables Trust, Series 2019-3, Class C, 2.32%, due 07/18/25	619,316
500,000		AmeriCredit Automobile Receivables Trust, Series 2020-1, Class B, 1.48%, due 01/21/25	508,405
100,000		AmeriCredit Automobile Receivables Trust, Series 2020-2, Class C, 1.48%, due 02/18/26	101,982
200,000		AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C, 1.06%, due 08/18/26	200,658
1,650,000		AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C, 0.89%, due 10/19/26	1,645,435
2,007,000		AMSR Trust, Series 2020-SFR4, Class A, 1.36%, due 11/17/37 144A	1,994,940
500,000		Anchorage Capital CLO 11, Ltd., Series 2019-11A, Class A, 1.61% (3 mo. USD LIBOR + 1.39%), due 07/22/32(b) 144A	500,671
3,500,000		Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class AR2, 1.31% (3 mo. USD LIBOR + 1.09%), due 01/28/31(b) 144A	3,504,396
425,860		Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, due 06/07/49 144A	439,216
429,840		Arbys Funding LLC, Series 2020-1A, Class A2, 3.24%, due 07/30/50 144A	440,611
1,550,000		ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, due 08/15/28 144A	1,583,780
10,763		Asset-Backed Pass-Through Certificates, Series 2004-R2, Class A1A, 0.80% (1 mo. USD LIBOR + 0.69%), due 04/25/34(b)	10,760
985,701		Atlas Senior Loan Fund CLO V, Ltd., Series 2014-1A, Class AR2, 1.48% (3 mo. USD LIBOR + 1.26%), due 07/16/29(b) 144A	986,785
506,000		Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, due 03/20/26 144A	527,355
297,000		Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.33%, due 08/20/26 144A	308,919
250,000		Benefit Street Partners CLO XII, Ltd., Series 2017-12A, Class A1, 1.49% (3 mo. USD LIBOR + 1.25%), due 10/15/30(b) 144A	250,054
1,250,000	EUR	BNPP AM Euro CLO BV, Series 2018-1A, Class AR, 0.60% (3 mo. EURIBOR + 0.60%), due 04/15/31(b) 144A	1,469,219
282,000		Bojangles Issuer LLC, Series 2020-1A, Class A2, 3.83%, due 10/20/50 144A	295,678
90,623		BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A, 3.28%, due 09/26/33 144A	95,000
305,000		Capital Automotive REIT, LP, Series 2020-1A, Class B1, 4.17%, due 02/15/50 144A	314,271
1,444,593		Capital One Prime Auto Receivables Trust, Series 2019-1, Class A3, 2.51%, due 11/15/23	1,467,675
2,500,000	EUR	Carlyle Euro CLO DAC, Series 2017-2A, Class A1R, 0.63% (3 mo. EURIBOR + 0.63%), due 08/15/30(b) 144A	2,938,249
497,130		Carlyle U.S. CLO, Ltd., Series 2017-1A, Class A1B, 1.45% (3 mo. USD LIBOR + 1.23%), due 04/20/31(b) 144A	497,348

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
400,000	CarMax Auto Owner Trust, Series 2020-4, Class C, 1.30%, due 08/17/26	404,330
1,283,640	CF Hippolyta LLC, Series 2020-1, Class A1, 1.69%, due 07/15/60 144A	1,294,608
518,000	CF Hippolyta LLC, Series 2021-1A, Class A1, 1.53%, due 03/15/61 144A	516,649
850,000	CIFC Funding CLO, Ltd., Series 2014-2RA, Class A1, 1.27% (3 mo. USD LIBOR + 1.05%), due 04/24/30(b) 144A	850,485
1,200,000	Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7, 3.96%, due 10/13/30	1,384,090
618,520	CLI Funding VI LLC, Series 2020-1A, Class A, 2.08%, due 09/18/45 144A	618,042
587,000	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, due 02/18/46 144A	574,703
270,863	Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 2.68%, due 09/25/42 144A	277,987
136,000	DataBank Issuer, Series 2021-1A, Class A2, 2.06%, due 02/27/51 144A	135,189
905,010	DB Master Finance LLC, Series 2017-1A, Class A2I, 3.63%, due 11/20/47 144A	925,592
196,910	DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, due 11/20/47 144A	209,760
1,906,960	DB Master Finance LLC, Series 2019-1A, Class A2I, 3.79%, due 05/20/49 144A	1,954,893
592,670	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.12%, due 07/25/47 144A	639,739
840,020	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A2I, 1.47% (3 mo. USD LIBOR + 1.25%), due 07/25/47(b) 144A	843,294
300,000	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65%, due 02/15/24	301,964
200,000	Drive Auto Receivables Trust, Series 2020-2, Class B, 1.42%, due 03/17/25	202,744
354,000	Driven Brands Funding LLC, Series 2020-2A, Class A2, 3.24%, due 01/20/51 144A	364,938
1,406,000	FirstKey Homes Trust, Series 2020-SFR1, Class A, 1.34%, due 09/17/25 144A	1,403,583
1,710,217	FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, due 10/19/37 144A	1,695,384
220,335	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.60%, due 07/25/47 144A	230,149
125,125	FOCUS Brands Funding LLC, Series 2017-1A, Class A2IB, 3.86%, due 04/30/47(c) 144A	125,341
611,000	Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, due 08/15/31 144A	633,202
1,745,000	Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06%, due 04/15/33 144A	1,731,345
300,000	Ford Credit Auto Owner Trust, Series 2020-C, Class C, 1.04%, due 05/15/28	298,469
1,200,000	Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A, 3.17%, due 03/15/25	1,264,157
2,564,000	Ford Credit Floorplan Master Owner Trust, Series 2018-3, Class A1, 3.52%, due 10/15/23	2,608,930
573,000	Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.06%, due 04/15/26	613,246
453,000	Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A, 1.06%, due 09/15/27	450,975
100,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C, 3.62%, due 06/17/24	104,526
685,784	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.97%, due 11/16/23	695,179
300,000	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class C, 1.04%, due 05/17/27	298,868
495,000	GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A, 2.90%, due 04/15/26 144A	527,942
224,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A, 0.68%, due 08/15/25 144A	224,696

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Asset Backed Securities — continued
315,000		Golub Capital Partners ABS Funding, Ltd., Series 2020-1A, Class A2, 3.21%, due 01/22/29 144A	315,000
301,000		Golub Capital Partners ABS Funding, Ltd., Series 2021-1A, Class A2, 2.77%, due 04/20/29(d) 144A	300,684
173,255		Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, due 12/26/28 144A	177,825
122,149		Hilton Grand Vacations Trust, Series 2018-AA, Class A, 3.54%, due 02/25/32 144A	128,889
133,517		Home Equity Asset Trust, Series 2003-8, Class M1, 1.19% (1 mo. USD LIBOR + 1.08%), due 04/25/34(b)	133,767
1,737,214		HPS Loan Management CLO, Ltd., Series 10A-2016, Class A1R, 1.36% (3 mo. USD LIBOR + 1.14%), due 01/20/28(b) 144A	1,738,087
750,000		HPS Loan Management CLO, Ltd., Series 15A-2019, Class A1, 1.54% (3 mo. USD LIBOR + 1.32%), due 07/22/32(b) 144A	751,901
2,000,000	EUR	Invesco Euro CLO I DAC, Series 1A, Class A1R, 0.65% (3 mo. EURIBOR + 0.65%), due 07/15/31(b) 144A	2,352,124
504,716		Invitation Homes Trust, Series 2018-SFR1, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), due 03/17/37(b) 144A	506,277
241,178		Jack In The Box Funding LLC, Series 2019-1A, Class A21, 3.98%, due 08/25/49 144A	248,302
153,838		Jack In The Box Funding LLC, Series 2019-1A, Class A23, 4.97%, due 08/25/49 144A	165,824
162,410		Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2B, 2.81%, due 11/25/42 144A	165,040
239,168		Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.44%, due 05/25/59(e) 144A	240,342
120,494		MelTel Land Funding LLC, Series 2019-1A, Class A, 3.77%, due 04/15/49 144A	127,208
741,126		MidOcean Credit CLO III, Series 2014-3A, Class A1R, 1.34% (3 mo. USD LIBOR + 1.12%), due 04/21/31(b) 144A	738,506
108,240		Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.48%, due 08/25/58(f) 144A	114,259
95,605		Morgan Stanley ABS Capital I, Inc., Series 2003-NC10, Class M1, 1.13% (1 mo. USD LIBOR + 1.02%), due 10/25/33(b)	95,553
41,819		Morgan Stanley ABS Capital I, Inc., Series 2003-NC7, Class M1, 1.16% (1 mo. USD LIBOR + 1.05%), due 06/25/33(b)	41,887
121,711		MVW Owner Trust, Series 2018-1A, Class A, 3.45%, due 01/21/36 144A	126,355
82,694		Navient Private Education Loan Trust, Series 2016-AA, Class A2A, 3.91%, due 12/15/45 144A	87,598
299,736		Navient Private Education Refi Student Loan Trust, Series 2019-FA, Class A2, 2.60%, due 08/15/68 144A	308,822
852,778		Navient Private Education Refi Student Loan Trust, Series 2020-HA, Class A, 1.31%, due 01/15/69 144A	858,946
360,042		Navient Student Loan Trust, Series 2020-2A, Class A1A, 1.32%, due 08/26/69 144A	352,446
590,000		Neighborly Issuer LLC, Series 2021-1A, Class A2, 3.58%, due 04/30/51 144A	595,013
188,859		New Century Home Equity Loan Trust, Series 2003-A, Class A, 0.83% (1 mo. USD LIBOR + 0.72%), due 10/25/33(b) 144A	185,985
92,258		New Residential Mortgage LLC, Series 2018-FNT2, Class A, 3.79%, due 07/25/54 144A	92,412
1,815,000		NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.69%, due 10/15/23 144A	1,847,683

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
2,655,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.55%, due 02/15/25 144A	2,706,428
600,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 1.02% (3 mo. USD LIBOR + 0.80%), due 07/25/36(b)	599,858
148,061	NRZ Excess Spread-Collateralized Notes, Series 2018-FNT1, Class A, 3.61%, due 05/25/23 144A	148,581
1,916,615	Oak Street Investment Grade Net Lease Fund, Series 2021-1A, Class A1, 1.48%, due 01/20/51 144A	1,910,223
250,000	OCP CLO, Ltd., Series 2017-13A, Class A1A, 1.50% (3 mo. USD LIBOR + 1.26%), due 07/15/30(b) 144A	250,189
61,598	OneMain Financial Issuance Trust, Series 2017-1A, Class A2, 0.91% (1 mo. USD LIBOR + 0.80%), due 09/14/32(b) 144A	61,625
164,055	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, due 03/14/29 144A	164,683
206,000	Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.46%, due 02/15/27 144A	213,451
2,340,084	OZLM Funding IV CLO, Ltd., Series 2013-4A, Class A1R, 1.47% (3 mo. USD LIBOR + 1.25%), due 10/22/30(b) 144A	2,339,740
741,917	OZLM IX CLO, Ltd., Series 2014-9A, Class A1AR, 1.50% (3 mo. USD LIBOR + 1.28%), due 10/20/31(b) 144A	742,335
247,297	OZLM XI CLO, Ltd., Series 2015-11A, Class A1R, 1.46% (3 mo. USD LIBOR + 1.25%), due 10/30/30(b) 144A	247,308
500,000	OZLM XXIV CLO, Ltd., Series 2019-24A, Class A1A, 1.61% (3 mo. USD LIBOR + 1.39%), due 07/20/32(b) 144A	500,618
1,000,000	Palmer Square CLO, Ltd., Series 2015-1A, Class A1R3, 1.22% (3 mo. USD LIBOR + 1.00%), due 05/21/29(b) 144A	1,000,307
750,000	Palmer Square CLO, Ltd., Series 2018-2A, Class A1A, 1.32% (3 mo. USD LIBOR + 1.10%), due 07/16/31(b) 144A	750,628
2,000,000	Park Avenue Institutional Advisers CLO, Ltd., Series 2018-1A, Class A1AR, 1.00% (3 mo. USD LIBOR + 1.00%), due 10/20/31(b) (d) 144A	2,000,000
277,000	PFS Financing Corp., Series 2020-E, Class A, 1.00%, due 10/15/25 144A	278,919
1,250,000	Pikes Peak CLO 4, Series 2019-4A, Class A, 1.61% (3 mo. USD LIBOR + 1.37%), due 07/15/32(b) 144A	1,251,393
649,359	Progress Residential Trust, Series 2019-SFR1, Class A, 3.42%, due 08/17/35 144A	664,785
1,329,000	Progress Residential Trust, Series 2019-SFR4, Class A, 2.69%, due 10/17/36 144A	1,363,758
1,313,000	Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, due 04/17/37 144A	1,331,561
1,364,000	Progress Residential Trust, Series 2021-SFR2, Class A, 1.60%, due 04/19/38(d) 144A	1,360,059
6,423	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4, 4.93%, due 08/25/35(e)	6,662
250,000	Romark CLO II, Ltd., Series 2018-2A, Class A1, 1.39% (3 mo. USD LIBOR + 1.18%), due 07/25/31(b) 144A	250,165
739,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, due 04/20/45 144A	783,330
793,078	Santander Drive Auto Receivables Trust, Series 2019-3, Class B, 2.28%, due 09/15/23	796,394
400,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class C, 2.49%, due 10/15/25	407,433
500,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class C, 1.46%, due 09/15/25	506,980
600,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12%, due 01/15/26	604,955

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
400,000	Santander Drive Auto Receivables Trust, Series 2020-4, Class C, 1.01%, due 01/15/26	401,603
900,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.75%, due 02/17/26	898,544
653,000	Santander Revolving Auto Loan Trust, Series 2019-A, Class A, 2.51%, due 01/26/32 144A	685,519
74,204	Saxon Asset Securities Trust, Series 2005-1, Class M1, 0.80% (1 mo. USD LIBOR + 0.69%), due 05/25/35(b)	74,275
384,150	Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, due 07/25/49 144A	407,980
71,613	Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A, 3.20%, due 01/20/36 144A	74,328
500,000	Silver Creek CLO, Ltd., Series 2014-1A, Class AR, 1.46% (3 mo. USD LIBOR + 1.24%), due 07/20/30(b) 144A	500,225
2,159,640	Small Business Administration, Series 2013-20H, Class 1, 3.16%, due 08/01/33	2,252,490
1,449,509	Small Business Administration, Series 2013-20L, Class 1, 3.38%, due 12/01/33	1,530,417
1,837,710	Small Business Administration, Series 2014-20C, Class 1, 3.21%, due 03/01/34	1,928,183
850,969	Small Business Administration, Series 2014-20D, Class 1, 3.11%, due 04/01/34	894,023
641,079	Small Business Administration, Series 2014-20I, Class 1, 2.92%, due 09/01/34	668,853
2,491,907	Small Business Administration, Series 2019-25F, Class 1, 2.77%, due 06/01/44	2,606,054
983,341	Small Business Administration, Series 2020-25D, Class 1, 1.77%, due 04/01/45	981,729
49,913	SMB Private Education Loan Trust, Series 2015-C, Class A2A, 2.75%, due 07/15/27 144A	50,614
540,188	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.84%, due 06/15/37 144A	562,829
210,000	SMB Private Education Loan Trust, Series 2020-PTA, Class A2A, 1.60%, due 09/15/54 144A	211,515
334,830	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07%, due 01/15/53 144A	331,121
329,393	Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, due 01/20/50 144A	342,778
1,750,000	Sound Point CLO VII-R, Ltd., Series 2014-3RA, Class A1, 1.47% (3 mo. USD LIBOR + 1.25%), due 10/23/31(b) 144A	1,750,893
661,917	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, due 02/25/44 144A	706,248
547,000	Stack Infrastructure Issuer LLC, Series 2019-2A, Class A2, 3.08%, due 10/25/44 144A	564,487
2,178,000	Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.88%, due 03/26/46 144A	2,171,923
650,972	STORE Master Funding LLC, Series 2014-1A, Class A2, 5.00%, due 04/20/44 144A	677,877
198,861	Sunbird Engine Finance LLC, Series 2020-1A, Class A, 3.67%, due 02/15/45 144A	192,975
344,080	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.32%, due 11/25/48 144A	347,216
166,778	Telos CLO, Series 2013-3A, Class AR, 1.52% (3 mo. USD LIBOR + 1.30%), due 07/17/26(b) 144A	167,008
323,763	TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, due 02/20/46 144A	312,674
978,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, due 11/25/31 144A	1,034,393
287,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, due 05/25/33 144A	291,374
2,200,000	Toyota Auto Loan Extended Note Trust, Series 2021-1A, Class A, 1.07%, due 02/27/34 144A	2,186,616

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
1,537,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, due 03/17/38 144A	1,585,824
1,500,000	Trimaran Cavu CLO, Ltd., Series 2021-1A, Class A, 1.34% (3 mo. USD LIBOR + 1.21%), due 04/23/32(b) 144A	1,500,026
748,765	Triton Container Finance VIII LLC, Series 2020-1A, Class A, 2.11%, due 09/20/45 144A	745,155
452,000	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, due 03/20/46 144A	442,166
2,132,000	Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.65%, due 09/15/45 144A	2,135,844
249,000	Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.99%, due 09/15/45 144A	245,074
500,000	Venture XIX CLO, Ltd., Series 2014-19A, Class ARR, 1.50% (3 mo. USD LIBOR + 1.26%), due 01/15/32(b) 144A	500,262
3,462,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, due 12/20/23	3,515,077
597,000	Verizon Owner Trust, Series 2020-B, Class A, 0.47%, due 02/20/25	598,672
472,557	VR Funding LLC, Series 2020-1A, Class A, 2.79%, due 11/15/50 144A	463,974
104,835	VSE VOI Mortgage LLC, Series 2017-A, Class A, 2.33%, due 03/20/35 144A	106,929
500,000	Wellfleet CLO, Ltd., Series 2018-3A, Class A1A, 1.47% (3 mo. USD LIBOR + 1.25%), due 01/20/32(b) 144A	500,268
750,000	Wellfleet CLO, Ltd., Series 2019-1A, Class A1, 1.56% (3 mo. USD LIBOR + 1.34%), due 07/20/32(b) 144A	750,719
554,393	Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, due 06/15/49 144A	589,011
51,357	Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, due 12/20/30 144A	51,448
128,198	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.23%, due 03/15/45 144A	126,824
1,252,952	World Omni Auto Receivables Trust, Series 2019-B, Class A3, 2.59%, due 07/15/24	1,270,760
1,100,000	World Omni Select Auto Trust, Series 2019-A, Class B, 2.17%, due 12/15/25	1,126,632
200,000	World Omni Select Auto Trust, Series 2019-A, Class C, 2.38%, due 12/15/25	206,362
1,000,000	York CLO-2, Ltd., Series 2015-1A, Class AR, 1.37% (3 mo. USD LIBOR + 1.15%), due 01/22/31(b) 144A	1,000,730
3,500,000	York CLO-4, Ltd., Series 2016-2A, Class A1R, 1.31% (3 mo. USD LIBOR + 1.09%), due 04/20/32(b) 144A	3,500,556
750,000	York CLO-6, Ltd., Series 2019-1A, Class A1, 1.57% (3 mo. USD LIBOR + 1.35%), due 07/22/32(b) 144A	750,772
242,872	Zais CLO 6, Ltd., Series 2017-1A, Class A1, 1.61% (3 mo. USD LIBOR + 1.37%), due 07/15/29(b) 144A	243,194

		129,635,093

	Corporate Debt — 36.9%
490,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30 144A	473,462
367,000	7-Eleven, Inc., 1.30%, due 02/10/28 144A	352,130
449,000	7-Eleven, Inc., 2.80%, due 02/10/51 144A	401,555
930,000	AbbVie, Inc., 3.20%, due 11/21/29	989,387
300,000	AbbVie, Inc., 3.60%, due 05/14/25	327,012
702,000	AbbVie, Inc., 4.25%, due 11/21/49	792,235
1,400,000	AbbVie, Inc., 4.50%, due 05/14/35	1,637,042
640,000	AbbVie, Inc., 4.55%, due 03/15/35	743,634
170,000	AbbVie, Inc., 4.70%, due 05/14/45	202,131
290,000	AbbVie, Inc., 4.75%, due 03/15/45	346,077
204,480	ABY Transmision Sur SA, 6.88%, due 04/30/43 144A	274,772
33,000	Activision Blizzard, Inc., 3.40%, due 09/15/26	36,098

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
323,000	Adani Ports & Special Economic Zone, Ltd., 3.10%, due 02/02/31 144A	306,648
436,000	Advantage Sales & Marketing, Inc., 6.50%, due 11/15/28 144A	454,257
1,340,000	Advocate Health & Hospitals Corp., 2.21%, due 06/15/30	1,330,746
620,000	AECOM, 5.13%, due 03/15/27	676,110
400,000	AEP Texas, Inc., 3.80%, due 10/01/47	412,503
260,000	AEP Transmission Co. LLC, 3.80%, due 06/15/49	280,523
397,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, due 01/30/26	385,686
432,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.88%, due 08/14/24	445,856
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, due 07/21/27	157,444
1,600,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 04/03/26	1,732,221
252,000	AES Panama Generation Holdings SRL, 4.38%, due 05/31/30 144A	261,211
370,000	Aetna, Inc., 4.75%, due 03/15/44	432,744
137,000	Affinity Gaming, 6.88%, due 12/15/27 144A	144,621
233,000	Ahern Rentals, Inc., 7.38%, due 05/15/23 144A	210,428
690,361	Air Canada Pass Through Trust, 3.60%, due 09/15/28 144A	692,385
154,835	Air Canada Pass Through Trust, 3.70%, due 07/15/27 144A	148,645
117,907	Air Canada Pass Through Trust, 4.13%, due 11/15/26 144A	116,999
169,000	Air Lease Corp., 3.63%, due 12/01/27	177,785
180,000	Air Lease Corp., (MTN), 2.88%, due 01/15/26	186,815
199,000	Aircastle, Ltd., 5.50%, due 02/15/22	206,956
231,000	Aker BP ASA, 2.88%, due 01/15/26(g) 144A	238,721
170,000	Aker BP ASA, 3.00%, due 01/15/25 144A	176,100
1,000,000	Aker BP ASA, 3.75%, due 01/15/30 144A	1,033,065
427,000	Aker BP ASA, 4.00%, due 01/15/31 144A	445,686
95,338	Alaska Airlines Pass Through Trust, 8.00%, due 02/15/27 144A	106,032
118,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 3.25%, due 03/15/26 144A	117,696
296,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 3.50%, due 03/15/29 144A	282,055
157,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 4.88%, due 02/15/30 144A	161,553
2,895,000	Alexandria Real Estate Equities, Inc. REIT, 2.00%, due 05/18/32	2,691,635
572,000	Ally Financial, Inc., 5.13%, due 09/30/24	645,257
279,000	Ally Financial, Inc., 5.80%, due 05/01/25	323,582
63,000	Alta Equipment Group, Inc., 5.63%, due 04/15/26(d) 144A	63,945
224,000	Altera Infrastructure, LP/Teekay Offshore Finance Corp., 8.50%, due 07/15/23 144A	202,744
210,000	Altria Group, Inc., 3.40%, due 05/06/30	219,370
600,000	Altria Group, Inc., 3.40%, due 02/04/41	555,601
841,000	Amazon.com, Inc., 3.15%, due 08/22/27	920,474
425,000	Amazon.com, Inc., 4.05%, due 08/22/47	493,324
212,818	American Airlines Pass Through Trust, 3.15%, due 08/15/33	212,486
730,575	American Airlines Pass Through Trust, 3.38%, due 11/01/28	711,429
369,831	American Airlines Pass Through Trust, 3.50%, due 08/15/33	347,188
193,691	American Airlines Pass Through Trust, 3.60%, due 04/15/31	184,865
202,860	American Airlines Pass Through Trust, 3.65%, due 08/15/30	205,031
97,823	American Airlines Pass Through Trust, 3.70%, due 11/01/24	91,352
111,090	American Airlines Pass Through Trust, 4.00%, due 08/15/30	105,061
274,965	American Airlines Pass Through Trust, 4.10%, due 07/15/29	268,842
19,789	American Airlines Pass Through Trust, 6.98%, due 11/23/22	19,671

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
700,000	American Express Co., 3.40%, due 02/27/23	736,930
483,000	American Homes 4 Rent, LP REIT, 4.25%, due 02/15/28	529,893
1,780,000	American Honda Finance Corp. (MTN), 0.88%, due 07/07/23	1,792,945
1,400,000	American International Group, Inc., 4.88%, due 06/01/22	1,470,407
618,000	American Tower Corp. REIT, 3.55%, due 07/15/27	670,145
239,000	American Tower Corp. REIT, 3.80%, due 08/15/29	260,415
575,000	American Water Capital Corp., 2.80%, due 05/01/30	592,557
300,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.50%, due 05/20/25	327,000
250,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.88%, due 08/20/26	275,679
386,000	AmerisourceBergen Corp., 2.80%, due 05/15/30(g)	393,704
665,000	Amgen, Inc., 2.20%, due 02/21/27	682,161
158,000	ANGI Group LLC, 3.88%, due 08/15/28 144A	158,296
150,000	Anglo American Capital Plc, 4.75%, due 04/10/27 144A	172,129
2,664,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 02/01/46	3,162,423
367,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 04/15/48	420,704
350,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, due 01/23/49	450,964
361,000	Antero Resources Corp., 5.00%, due 03/01/25(g)	361,819
146,000	Anthem, Inc., 2.25%, due 05/15/30	143,437
455,000	Anthem, Inc., 3.60%, due 03/15/51	469,843
5,000	Anthem, Inc., 5.10%, due 01/15/44	6,201
835,000	Apple, Inc., 2.65%, due 05/11/50	758,085
750,000	Apple, Inc., 3.85%, due 08/04/46	842,299
355,000	APX Group, Inc., 7.63%, due 09/01/23(g)	367,203
225,000	Aquarion Co., 4.00%, due 08/15/24 144A	245,537
97,000	Arconic Corp., 6.00%, due 05/15/25 144A	104,727
178,000	Arconic Corp., 6.13%, due 02/15/28 144A	190,473
234,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.00%, due 02/15/25 144A	241,371
407,000	Ares Capital Corp., 2.15%, due 07/15/26	396,075
353,000	Ares Capital Corp., 3.88%, due 01/15/26	372,109
314,000	Ares Capital Corp., 4.20%, due 06/10/24	338,734
146,000	Asbury Automotive Group, Inc., 4.75%, due 03/01/30	150,563
710,000	Ascension Health, 2.53%, due 11/15/29	728,569
150,000	Ascension Health, 3.11%, due 11/15/39(g)	153,714
140,000	Ashtead Capital, Inc., 4.38%, due 08/15/27 144A	146,300
700,000	AT&T, Inc., 1.36% (3 mo. USD LIBOR + 1.18%), due 06/12/24(b)	715,043
274,000	AT&T, Inc., 2.30%, due 06/01/27	280,114
2,108,000	AT&T, Inc., 2.55%, due 12/01/33 144A	2,000,547
150,000	AT&T, Inc., 2.63%, due 12/01/22	154,686
1,138,000	AT&T, Inc., 3.10%, due 02/01/43	1,061,424
814,000	AT&T, Inc., 3.50%, due 06/01/41	804,685
1,140,000	AT&T, Inc., 3.50%, due 09/15/53 144A	1,050,417
122,000	AT&T, Inc., 3.65%, due 06/01/51	117,924
410,000	AT&T, Inc., 3.65%, due 09/15/59 144A	374,219
25,000	AT&T, Inc., 4.30%, due 02/15/30	28,158
144,000	Atento Luxco 1 SA, 8.00%, due 02/10/26 144A	151,345
211,000	Athene Holding, Ltd., 3.50%, due 01/15/31	216,946
41,000	ATS Automation Tooling Systems, Inc., 4.13%, due 12/15/28 144A	40,718

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
130,000	Australia & New Zealand Banking Group, Ltd., 6.75% (5 yr. USD ICE swap + 5.17%)(b) (g) (h) 144A	151,760
128,000	Autodesk, Inc., 2.85%, due 01/15/30	131,502
209,000	AutoNation, Inc., 4.75%, due 06/01/30	241,099
139,000	AXA SA, 8.60%, due 12/15/30	212,466
1,300,000	Bacardi, Ltd., 4.70%, due 05/15/28 144A	1,487,727
942,000	BAE Systems Finance, Inc., 7.50%, due 07/01/27 144A	1,230,459
696,000	BAE Systems Holdings, Inc., 3.85%, due 12/15/25 144A	766,484
440,000	BAE Systems Plc, 1.90%, due 02/15/31 144A	411,631
1,309,000	BAE Systems Plc, 3.40%, due 04/15/30 144A	1,390,622
321,000	Bally’s Corp., 6.75%, due 06/01/27 144A	344,876
200,000	Banco Santander SA, 3.85%, due 04/12/23	212,406
300,000	Banco Santander SA, 4.38%, due 04/12/28	334,335
517,000	Bank of America Corp., 2.59% (SOFR + 2.15%), due 04/29/31(b)	515,906
877,000	Bank of America Corp., 4.24% (3 mo. USD LIBOR + 1.81%), due 04/24/38(b)	996,769
160,000	Bank of America Corp., 5.13% (3 mo. USD LIBOR + 3.29%)(b) (h)	169,620
621,000	Bank of America Corp., 6.30% (3 mo. USD LIBOR + 4.55%)(b) (h)	714,538
610,000	Bank of America Corp., (MTN), 2.50% (3 mo. USD LIBOR + 0.99%), due 02/13/31(b)	604,674
303,000	Bank of America Corp., (MTN), 2.83% (SOFR + 1.88%), due 10/24/51(b)	277,777
160,000	Bank of America Corp., (MTN), 2.88% (3 mo. USD LIBOR + 1.19%), due 10/22/30(b)	164,561
491,000	Bank of America Corp., (MTN), 3.25%, due 10/21/27	527,875
1,970,000	Bank of America Corp., (MTN), 3.50%, due 04/19/26	2,160,145
755,000	Bank of America Corp., (MTN), 3.59% (3 mo. USD LIBOR + 1.37%), due 07/21/28(b)	819,417
493,000	Bank of America Corp., (MTN), 3.95%, due 04/21/25	540,626
500,000	Bank of America Corp., (MTN), 4.13%, due 01/22/24	546,750
210,000	Bank of America Corp., (MTN), 4.27% (3 mo. USD LIBOR + 1.31%), due 07/23/29(b)	236,121
213,000	Bank of America Corp., (MTN), 4.33% (3 mo. USD LIBOR + 1.52%), due 03/15/50(b)	244,691
1,511,000	Bank of America Corp., (MTN), 4.45%, due 03/03/26	1,698,300
1,053,000	Barclays Bank Plc, 1.70%, due 05/12/22	1,067,693
575,000	Barclays Plc, 3.68%, due 01/10/23	588,233
264,000	Barclays Plc, 4.38%, due 01/12/26	294,397
400,000	Barclays Plc, 4.97% (3 mo. USD LIBOR + 1.90%), due 05/16/29(b)	460,106
770,000	BAT Capital Corp., 3.22%, due 08/15/24	820,010
157,000	Bausch Health Cos., Inc., 5.25%, due 01/30/30 144A	157,805
359,000	Bausch Health Cos., Inc., 6.13%, due 04/15/25 144A	368,406
348,000	Bausch Health Cos., Inc., 6.25%, due 02/15/29 144A	369,816
270,000	Bayer US Finance II LLC, 4.20%, due 07/15/34 144A	291,977
605,000	Berkshire Hathaway Energy Co., 3.70%, due 07/15/30	670,964
85,000	Berkshire Hathaway Energy Co., 5.95%, due 05/15/37	112,901
1,312,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,769,981
1,530,000	Berry Global, Inc., 1.57%, due 01/15/26 144A	1,508,259
1,015,000	Blackstone Holdings Finance Co. LLC, 2.80%, due 09/30/50 144A	909,368
542,000	Blackstone Holdings Finance Co. LLC, 3.15%, due 10/02/27 144A	587,469
110,000	BMW US Capital LLC, 0.63% (3 mo. USD LIBOR + 0.41%), due 04/12/21(b) 144A	110,012

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
310,000	BNP Paribas SA, 3.38%, due 01/09/25 144A	333,012
200,000	BNP Paribas SA, 4.38%, due 09/28/25 144A	221,531
2,080,000	Boeing Co. (The), 2.20%, due 02/04/26	2,074,095
631,000	Boeing Co. (The), 3.20%, due 03/01/29	639,283
185,000	Boeing Co. (The), 3.75%, due 02/01/50	177,989
295,000	Boeing Co. (The), 3.95%, due 08/01/59	283,181
577,000	Boeing Co. (The), 5.04%, due 05/01/27	658,001
271,000	Boeing Co. (The), 5.81%, due 05/01/50	342,527
44,000	Boise Cascade Co., 4.88%, due 07/01/30 144A	46,173
410,000	Booking Holdings, Inc., 4.63%, due 04/13/30	477,804
605,000	BP Capital Markets America, Inc., 2.94%, due 04/06/23	635,686
338,000	BPCE SA, 4.50%, due 03/15/25 144A	371,353
310,000	Braskem Netherlands Finance BV, 8.50% (5 yr. CMT + 8.22%), due 01/23/81(b) 144A	351,869
230,000	BRF SA, 5.75%, due 09/21/50(g) 144A	227,166
362,000	Brighthouse Financial, Inc., 3.70%, due 06/22/27	383,081
115,000	Brightstar Escrow Corp., 9.75%, due 10/15/25 144A	125,063
715,000	Bristol-Myers Squibb Co., 2.25%, due 08/15/21	720,404
55,000	Bristol-Myers Squibb Co., 4.13%, due 06/15/39	63,893
230,000	Bristol-Myers Squibb Co., 4.25%, due 10/26/49	270,157
103,000	Bristol-Myers Squibb Co., 5.00%, due 08/15/45	132,158
85,259	British Airways Pass Through Trust, 4.13%, due 03/20/33 144A	85,619
180,416	British Airways Pass Through Trust, 4.25%, due 05/15/34 144A	189,608
148,471	British Airways Pass Through Trust, Class B, 8.38%, due 11/15/28 144A	169,307
249,000	Broadcom, Inc., 3.15%, due 11/15/25	265,452
1,538,000	Broadcom, Inc., 3.42%, due 04/15/33 144A	1,541,665
1,966,000	Broadcom, Inc., 4.11%, due 09/15/28	2,148,738
1,619,000	Broadcom, Inc., 4.75%, due 04/15/29	1,820,619
1,139,000	Broadcom, Inc., 5.00%, due 04/15/30	1,295,988
32,000	Builders FirstSource, Inc., 5.00%, due 03/01/30 144A	33,594
56,000	Builders FirstSource, Inc., 6.75%, due 06/01/27 144A	60,130
140,000	C&W Senior Financing DAC, 6.88%, due 09/15/27 144A	149,538
99,000	Cable One, Inc., 4.00%, due 11/15/30 144A	98,116
100,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, due 07/01/25 144A	105,655
450,000	Calpine Corp., 3.75%, due 03/01/31 144A	429,570
509,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15(i)	738,894
451,000	Cantor Fitzgerald, LP, 4.88%, due 05/01/24 144A	499,296
1,595,000	Capital One Financial Corp., 3.30%, due 10/30/24	1,719,778
840,000	Cargill, Inc., 1.70%, due 02/02/31 144A	792,991
180,000	Cargill, Inc., 2.13%, due 04/23/30 144A	177,015
1,000,000	Carlyle Holdings Finance LLC, 3.88%, due 02/01/23 144A	1,056,770
67,000	Catalent Pharma Solutions, Inc., 3.13%, due 02/15/29 144A	64,404
55,000	Catalent Pharma Solutions, Inc., 5.00%, due 07/15/27 144A	57,705
245,000	Caterpillar, Inc., 2.60%, due 04/09/30	250,897
113,000	CCM Merger, Inc., 6.38%, due 05/01/26(g) 144A	120,274
210,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, due 06/01/29 144A	225,464
124,000	CDW LLC/CDW Finance Corp., 3.25%, due 02/15/29	122,605
450,000	CDW LLC/CDW Finance Corp., 5.50%, due 12/01/24	494,026
220,000	Cemex SAB de CV, 3.88%, due 07/11/31 144A	215,171
279,000	Cemex SAB de CV, 5.20%, due 09/17/30 144A	302,783

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
210,000	Cemex SAB de CV, 7.38%, due 06/05/27 144A	238,088
240,000	Cenovus Energy, Inc., 5.40%, due 06/15/47	267,323
425,000	Centene Corp., 2.50%, due 03/01/31	405,344
328,000	Centene Corp., 3.00%, due 10/15/30	327,866
143,000	Centene Corp., 3.38%, due 02/15/30	144,564
103,000	Centene Corp., 4.25%, due 12/15/27	108,428
163,000	Centene Corp., 4.63%, due 12/15/29	176,627
284,000	Centene Corp., 5.38%, due 06/01/26 144A	297,334
335,000	CenterPoint Energy, Inc., 3.70%, due 09/01/49	331,865
240,000	Century Communities, Inc., 6.75%, due 06/01/27	255,803
354,000	CenturyLink, Inc., 4.00%, due 02/15/27 144A	362,071
175,000	Charles River Laboratories International, Inc., 3.75%, due 03/15/29 144A	175,495
50,000	Charles River Laboratories International, Inc., 4.25%, due 05/01/28 144A	51,585
880,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, due 04/01/31	870,803
155,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.90%, due 06/01/52(g)	148,692
577,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	636,642
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, due 07/23/22	5,216
928,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 03/01/50	995,096
270,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 05/01/47	313,618
768,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, due 04/01/48	936,077
1,964,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, due 10/23/35	2,556,329
883,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, due 10/23/45	1,149,297
376,000	Cheniere Energy Partners, LP, 4.00%, due 03/01/31 144A	383,050
433,000	Cheniere Energy Partners, LP, 4.50%, due 10/01/29	450,965
643,000	Chevron Corp., 2.00%, due 05/11/27	657,593
92,000	Choice Hotels International, Inc., 3.70%, due 12/01/29	96,700
274,000	Choice Hotels International, Inc., 3.70%, due 01/15/31	288,608
1,790,000	Cigna Corp., 3.40%, due 03/01/27	1,943,462
660,000	Cigna Corp., 4.38%, due 10/15/28	752,284
295,000	Cigna Corp., 4.80%, due 07/15/46	353,429
245,000	Cigna Corp., 4.90%, due 12/15/48	299,972
185,000	Cimarex Energy Co., 4.38%, due 06/01/24	201,324
330,000	Cimpress Plc, 7.00%, due 06/15/26 144A	349,556
555,000	Citigroup, Inc., 3.20%, due 10/21/26	596,546
2,487,000	Citigroup, Inc., 3.40%, due 05/01/26	2,709,467
625,000	Citigroup, Inc., 3.52% (3 mo. USD LIBOR + 1.15%), due 10/27/28(b)	675,378
310,000	Citigroup, Inc., 3.67% (3 mo. USD LIBOR + 1.39%), due 07/24/28(b)	339,029
1,585,000	Citigroup, Inc., 3.89% (3 mo. USD LIBOR + 1.56%), due 01/10/28(b)	1,742,688
1,400,000	Citigroup, Inc., 4.08% (3 mo. USD LIBOR + 1.19%), due 04/23/29(b)	1,557,605
550,000	Citigroup, Inc., 4.29% (3 mo. USD LIBOR + 4.10%)(b) (h)	548,625

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
180,000	Citigroup, Inc., 4.40%, due 06/10/25	200,107
440,000	Citigroup, Inc., 4.41% (SOFR + 3.91%), due 03/31/31(b)	500,775
809,000	Citigroup, Inc., 4.60%, due 03/09/26	913,506
120,000	Citigroup, Inc., 4.67% (3 mo. USD LIBOR + 4.48%)(b) (h)	120,272
998,000	Citigroup, Inc., 4.70% (SOFR + 3.23%)(b) (h)	1,006,857
150,000	Citigroup, Inc., 5.50%, due 09/13/25	174,020
426,000	Citigroup, Inc., 6.25% (3 mo. USD LIBOR + 4.52%)(b) (h)	487,770
509,000	Citizens Financial Group, Inc., 3.25%, due 04/30/30	538,102
975,000	Citrix Systems, Inc., 1.25%, due 03/01/26	958,742
39,000	Clark Equipment Co., 5.88%, due 06/01/25 144A	41,364
45,000	Clean Harbors, Inc., 4.88%, due 07/15/27 144A	47,551
102,000	Clear Channel Outdoor Holdings, Inc., 7.75%, due 04/15/28 144A	101,307
524,000	Cleveland Clinic Foundation (The), 4.86%, due 01/01/14(i)	673,637
169,000	CNA Financial Corp., 2.05%, due 08/15/30	160,856
122,000	CNO Financial Group, Inc., 5.25%, due 05/30/25	138,345
445,000	CNO Financial Group, Inc., 5.25%, due 05/30/29	514,215
153,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15%, due 08/15/26 144A	170,815
500,000	Comcast Corp., 2.45%, due 08/15/52	426,863
429,000	Comcast Corp., 3.30%, due 04/01/27	467,956
1,007,000	Comcast Corp., 3.40%, due 04/01/30	1,090,334
2,400,000	Comcast Corp., 3.95%, due 10/15/25	2,678,203
5,000	Comcast Corp., 3.97%, due 11/01/47	5,588
86,000	Comcast Corp., 4.00%, due 11/01/49	96,354
1,340,000	Comcast Corp., 4.15%, due 10/15/28	1,534,073
20,000	Comcast Corp., 6.50%, due 11/15/35	28,305
54,000	Commercial Metals Co., 5.38%, due 07/15/27	56,835
1,419,000	CommonSpirit Health, 2.76%, due 10/01/24	1,504,056
357,000	CommonSpirit Health, 4.19%, due 10/01/49	385,532
350,000	Commonwealth Edison Co., 4.00%, due 03/01/48	391,180
326,000	Connect Finco SARL/Connect US Finco LLC, 6.75%, due 10/01/26 144A	347,611
940,000	ConocoPhillips, 3.75%, due 10/01/27 144A	1,039,667
45,000	ConocoPhillips, 4.88%, due 10/01/47 144A	54,663
65,000	Consolidated Edison Co. of New York, Inc., 4.30%, due 12/01/56	70,690
350,000	Consolidated Edison Co. of New York, Inc., 4.50%, due 12/01/45	403,922
133,000	Constellation Brands, Inc., 3.15%, due 08/01/29	139,368
798,915	Continental Airlines Pass Through Trust, 5.98%, due 10/19/23	815,703
141,000	Continental Resources, Inc., 4.50%, due 04/15/23(g)	146,292
451,000	CoStar Group, Inc., 2.80%, due 07/15/30 144A	441,338
212,000	Cox Communications, Inc., 1.80%, due 10/01/30 144A	196,268
1,876,000	Cox Communications, Inc., 3.35%, due 09/15/26 144A	2,025,452
1,750,000	Cox Communications, Inc., 3.50%, due 08/15/27 144A	1,902,356
250,000	Credit Agricole SA, 2.81%, due 01/11/41(j)	226,046
536,000	Credit Agricole SA, 3.25%, due 01/14/30 144A	551,270
250,000	Credit Agricole SA, 3.75%, due 04/24/23 144A	265,890
225,000	Credit Agricole SA, 7.88% (5 yr. USD swap + 4.90%)(b) (h) 144A	252,984
2,278,000	Credit Suisse Group AG, 1.31% (SOFR + 0.98%), due 02/02/27(b) 144A	2,207,925
235,000	Credit Suisse Group AG, 5.25% (5 yr. CMT + 4.89%)(b) (h) 144A	237,938
275,000	Credit Suisse Group AG, 7.50% (5 yr. USD swap + 4.60%)(b) (h) 144A	291,461

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
500,000	Credit Suisse Group Funding Guernsey, Ltd., 3.45%, due 04/16/21	500,465
125,000	Credito Real SAB de CV SOFOM ER, 9.13% (5 yr. CMT + 7.03%)(b) (h) 144A	112,322
48,000	Crowdstrike Holdings, Inc., 3.00%, due 02/15/29	46,990
356,000	Crown Castle International Corp. REIT, 2.25%, due 01/15/31	341,689
510,000	Crown Castle International Corp. REIT, 3.30%, due 07/01/30	533,292
492,000	Crown Castle International Corp. REIT, 3.65%, due 09/01/27	536,605
193,000	Crown Castle International Corp. REIT, 3.80%, due 02/15/28	210,318
85,000	Crown Castle International Corp. REIT, 4.15%, due 07/01/50	90,118
270,000	CSC Holdings LLC, 3.38%, due 02/15/31 144A	254,812
450,000	CSC Holdings LLC, 6.75%, due 11/15/21	462,656
325,000	CSC Holdings LLC, 7.50%, due 04/01/28 144A	358,860
247,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25(g) 144A	251,477
226,373	CSI Compressco, LP/CSI Compressco Finance, Inc., 10.00%(10.00% Cash or 7.25% plus 3.50% PIK), due 04/01/26 144A	200,340
72,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25 144A	73,305
414,000	CSN Inova Ventures, 6.75%, due 01/28/28 144A	439,223
254,000	CVS Health Corp., 2.70%, due 08/21/40	233,830
96,000	CVS Health Corp., 3.70%, due 03/09/23	101,906
333,000	CVS Health Corp., 3.75%, due 04/01/30	361,898
521,000	CVS Health Corp., 4.30%, due 03/25/28	591,841
470,000	CVS Health Corp., 4.78%, due 03/25/38	555,794
512,000	CVS Health Corp., 5.05%, due 03/25/48	627,565
130,000	CVS Health Corp., 5.13%, due 07/20/45	158,979
656,239	CVS Pass-Through Trust, 6.94%, due 01/10/30	792,686
1,751,050	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	2,191,296
220,000	Cydsa SAB de CV, 6.25%, due 10/04/27 144A	231,073
161,000	CyrusOne, LP/CyrusOne Finance Corp. REIT, 2.15%, due 11/01/30	149,183
349,000	CyrusOne, LP/CyrusOne Finance Corp. REIT, 3.45%, due 11/15/29	359,364
229,000	DAE Funding LLC, 2.63%, due 03/20/25 144A	231,044
1,135,000	Daimler Finance North America LLC, 2.55%, due 08/15/22 144A	1,164,430
155,000	Daimler Finance North America LLC, 3.50%, due 08/03/25 144A	167,744
45,000	Dave & Buster’s, Inc., 7.63%, due 11/01/25 144A	48,178
311,000	DaVita, Inc., 3.75%, due 02/15/31 144A	298,583
312,000	DaVita, Inc., 4.63%, due 06/01/30 144A	317,741
226,000	DCP Midstream Operating, LP, 5.85% (3 mo. USD LIBOR + 3.85%), due 05/21/43(b) 144A	202,203
77,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 02/01/28 144A	81,543
638,000	Dell International LLC/EMC Corp., 4.90%, due 10/01/26 144A	723,818
524,000	Dell International LLC/EMC Corp., 5.30%, due 10/01/29 144A	613,000
162,000	Dell International LLC/EMC Corp., 5.85%, due 07/15/25 144A	188,932
368,000	Dell International LLC/EMC Corp., 8.35%, due 07/15/46 144A	559,697
1,404,709	Delta Air Lines Pass Through Trust, 2.00%, due 12/10/29	1,409,627
640,227	Delta Air Lines Pass Through Trust, 6.82%, due 02/10/24	669,281
570,000	Delta Air Lines, Inc., 2.90%, due 10/28/24	569,566
268,000	Delta Air Lines, Inc., 3.80%, due 04/19/23	273,213
315,000	Delta Air Lines, Inc., 4.38%, due 04/19/28	329,407
86,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, due 10/20/25 144A	91,632
300,000	Deutsche Bank AG, 5.00%, due 02/14/22	310,634
375,000	Deutsche Bank AG, (MTN), 3.38%, due 05/12/21	376,050

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
305,000	EUR	DH Europe Finance II SARL, 1.35%, due 09/18/39	366,036
560,000		Diageo Capital Plc, 2.13%, due 04/29/32	541,069
281,000		Diamondback Energy, Inc., 3.13%, due 03/24/31	280,109
865,000		Diamondback Energy, Inc., 3.25%, due 12/01/26	907,982
1,494,000		Digital Realty Trust, LP REIT, 3.70%, due 08/15/27	1,647,465
133,000		Discover Financial Services, 4.10%, due 02/09/27	147,644
268,000		Dollar General Corp., 3.50%, due 04/03/30	288,853
807,000		Dollar Tree, Inc., 4.20%, due 05/15/28	905,281
854,000		Dominion Energy, Inc., 2.72%, due 08/15/21(e)	861,230
115,000		Dominion Energy, Inc., 2.85%, due 08/15/26	122,144
271,000		Dominion Energy, Inc., 3.38%, due 04/01/30	287,489
186,000		DPL, Inc., 4.13%, due 07/01/25 144A	197,285
850,000		DTE Electric Co., 2.25%, due 03/01/30(g)	848,133
411,000		Duke Energy Carolinas LLC, 3.95%, due 03/15/48	450,982
1,839,000		Duke Energy Corp., 3.55%, due 09/15/21	1,851,144
420,000		Duke Energy Florida LLC, 3.40%, due 10/01/46	427,122
195,000		Duke Energy Progress LLC, 3.70%, due 10/15/46	205,275
617,000		eBay, Inc., 2.70%, due 03/11/30	623,704
174,000		Edgewell Personal Care Co., 4.13%, due 04/01/29 144A	173,317
250,000		Edgewell Personal Care Co., 5.50%, due 06/01/28 144A	264,346
190,000		El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	268,152
42,000		Embraer Netherlands Finance BV, 5.05%, due 06/15/25	43,681
250,000		Embraer Overseas, Ltd., 5.70%, due 09/16/23 144A	263,102
416,000		Emera US Finance, LP, 3.55%, due 06/15/26	451,204
40,000		Empire Communities Corp., 7.00%, due 12/15/25 144A	42,250
338,000		Enbridge, Inc., 5.50% (3 mo. USD LIBOR + 3.42%), due 07/15/77(b)	344,660
385,000		Enbridge, Inc., 5.75% (5 yr. CMT + 5.31%), due 07/15/80(b)	412,912
332,000		Enbridge, Inc., 6.25% (3 mo. USD LIBOR + 3.64%), due 03/01/78(b)	347,978
148,000		Encompass Health Corp., 4.50%, due 02/01/28	151,820
126,000		Encompass Health Corp., 4.63%, due 04/01/31	130,568
450,000		Enel Finance International NV, 4.63%, due 09/14/25 144A	509,676
106,000		Energean Israel Finance, Ltd., Reg S, 5.38%, due 03/30/28(k) 144A	107,524
185,000		Energean Israel Finance, Ltd., Reg S, 5.88%, due 03/30/31(k) 144A	185,000
136,000		Energy Transfer Operating, LP, 4.20%, due 04/15/27	148,328
435,000		Energy Transfer Operating, LP, 5.15%, due 03/15/45	448,686
500,000		Energy Transfer Operating, LP, 5.25%, due 04/15/29	569,183
900,000		Energy Transfer Operating, LP, 5.50%, due 06/01/27	1,038,737
325,000		Energy Transfer Operating, LP, 5.88%, due 01/15/24	362,690
340,000		Energy Transfer Operating, LP, 6.25%, due 04/15/49	398,958
922,000		Energy Transfer, LP, 3.45%, due 01/15/23	957,560
399,000		Energy Transfer, LP, 3.90%, due 07/15/26	429,631
150,000		Energy Transfer, LP, 5.30%, due 04/01/44	157,820
431,000		Energy Transfer, LP, 5.40%, due 10/01/47	460,856
227,000		Enova International, Inc., 8.50%, due 09/15/25 144A	236,148
1,100,000		Enterprise Products Operating LLC, 4.90%, due 05/15/46	1,266,129
639,000		Enterprise Products Operating LLC, 5.25% (3 mo. USD LIBOR + 3.03%), due 08/16/77(b)	638,031
394,000		Equinix, Inc. REIT, 1.55%, due 03/15/28	377,168
268,000		Equinix, Inc. REIT, 1.80%, due 07/15/27	263,089

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
499,000	Equinix, Inc. REIT, 3.20%, due 11/18/29(g)	519,014
214,000	Equinix, Inc. REIT, 5.38%, due 05/15/27	230,175
75,000	ESH Hospitality, Inc. REIT, 4.63%, due 10/01/27 144A	79,417
450,000	ESH Hospitality, Inc. REIT, 5.25%, due 05/01/25 144A	459,664
460,000	Essential Utilities, Inc., 2.70%, due 04/15/30	464,072
925,000	Essex Portfolio, LP REIT, 1.70%, due 03/01/28	891,313
1,320,000	Eversource Energy, 2.90%, due 10/01/24	1,408,767
285,000	Exelon Corp., 4.70%, due 04/15/50	341,523
1,128,000	Exelon Corp., 5.10%, due 06/15/45	1,400,221
274,000	Expedia Group, Inc., 2.95%, due 03/15/31 144A	270,216
389,000	Expedia Group, Inc., 3.25%, due 02/15/30	392,224
633,000	Expedia Group, Inc., 3.80%, due 02/15/28	670,500
347,000	Expedia Group, Inc., 4.63%, due 08/01/27 144A	386,615
565,000	Expedia Group, Inc., 5.00%, due 02/15/26	638,232
995,000	FedEx Corp., 4.05%, due 02/15/48	1,083,017
1,328,000	Ferguson Finance Plc, 3.25%, due 06/02/30 144A	1,399,722
715,000	Ferguson Finance Plc, 4.50%, due 10/24/28 144A	820,642
920,000	Fidelity National Information Services, Inc., 2.25%, due 03/01/31	901,901
219,000	Fifth Third Bancorp, 5.10% (3 mo. USD LIBOR + 3.03%)(b) (h)	222,345
135,000	First Quantum Minerals, Ltd., 6.88%, due 03/01/26 144A	139,978
245,000	First Quantum Minerals, Ltd., 6.88%, due 10/15/27 144A	263,069
200,000	First Quantum Minerals, Ltd., 7.50%, due 04/01/25 144A	206,750
194,000	FirstEnergy Corp., 2.65%, due 03/01/30	184,514
1,260,000	Fiserv, Inc., 3.50%, due 07/01/29	1,360,089
200,000	Flowserve Corp., 3.50%, due 10/01/30	203,523
305,000	FMG Resources August 2006 Pty, Ltd., 4.38%, due 04/01/31 144A	311,100
175,000	Ford Motor Co., 4.75%, due 01/15/43	176,514
915,000	Ford Motor Credit Co. LLC, 3.35%, due 11/01/22	934,727
215,000	Ford Motor Credit Co. LLC, 4.00%, due 11/13/30	213,547
356,000	Ford Motor Credit Co. LLC, 4.13%, due 08/17/27	368,015
1,049,000	Ford Motor Credit Co. LLC, 4.13%, due 08/04/25	1,099,142
565,000	Ford Motor Credit Co. LLC, 5.11%, due 05/03/29	606,104
202,000	Freedom Mortgage Corp., 8.13%, due 11/15/24 144A	209,954
72,000	Freedom Mortgage Corp., 8.25%, due 04/15/25 144A	75,150
287,000	Freeport-McMoRan, Inc., 4.63%, due 08/01/30	312,830
245,000	Freeport-McMoRan, Inc., 5.45%, due 03/15/43	294,612
534,000	Fresenius Medical Care US Finance III, Inc., 2.38%, due 02/16/31 144A	509,691
46,000	Frontier Communications Corp., 5.88%, due 10/15/27 144A	48,846
321,000	FS Luxembourg SARL, 10.00%, due 12/15/25(g) 144A	354,039
61,000	Gartner, Inc., 3.75%, due 10/01/30 144A	60,466
71,000	Gartner, Inc., 4.50%, due 07/01/28 144A	73,308
203,000	GCI LLC, 4.75%, due 10/15/28 144A	208,202
1,162,000	GE Capital International Funding Co. Unlimited Co., 4.42%, due 11/15/35	1,333,256
820,000	General Dynamics Corp., 4.25%, due 04/01/50	979,388
436,000	General Electric Co., 4.25%, due 05/01/40	481,364
488,000	General Electric Co., (MTN), 5.55%, due 01/05/26	578,864
440,000	General Motors Co., 5.00%, due 04/01/35	509,320
175,000	General Motors Co., 5.40%, due 04/01/48	206,364
450,000	General Motors Co., 6.25%, due 10/02/43	576,429

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
160,000	General Motors Financial Co., Inc., 1.07% (3 mo. USD LIBOR + 0.85%), due 04/09/21(b)	160,013
605,000	General Motors Financial Co., Inc., 2.90%, due 02/26/25	634,686
120,000	General Motors Financial Co., Inc., 3.55%, due 04/09/21	120,042
954,000	General Motors Financial Co., Inc., 3.60%, due 06/21/30	1,006,773
1,199,000	General Motors Financial Co., Inc., 4.15%, due 06/19/23	1,286,731
436,000	General Motors Financial Co., Inc., 4.30%, due 07/13/25	479,384
535,000	General Motors Financial Co., Inc., 5.10%, due 01/17/24	591,908
313,000	General Motors Financial Co., Inc., 5.20%, due 03/20/23	339,561
656,000	Georgia-Pacific LLC, 2.30%, due 04/30/30 144A	653,814
286,000	GFL Environmental, Inc., 3.50%, due 09/01/28 144A	277,777
325,000	Globo Comunicacao e Participacoes SA, 4.88%, due 01/22/30 144A	328,390
1,000,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 4.00%, due 01/15/31	1,035,350
578,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 5.38%, due 04/15/26	649,721
161,000	Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, due 05/01/24 144A	169,754
1,350,000	Goldman Sachs Group, Inc. (The), 0.86% (SOFR + 0.61%), due 02/12/26(b)	1,327,185
975,000	Goldman Sachs Group, Inc. (The), 1.43% (SOFR + 0.80%), due 03/09/27(b)	966,285
1,200,000	Goldman Sachs Group, Inc. (The), 3.27% (3 mo. USD LIBOR + 1.20%), due 09/29/25(b)	1,287,943
140,000	Goldman Sachs Group, Inc. (The), 3.50%, due 01/23/25	151,182
85,000	Goldman Sachs Group, Inc. (The), 3.75%, due 02/25/26	93,285
1,131,000	Goldman Sachs Group, Inc. (The), 3.80%, due 03/15/30	1,245,807
815,000	Goldman Sachs Group, Inc. (The), 3.81% (3 mo. USD LIBOR + 1.16%), due 04/23/29(b)	893,645
1,266,000	Goldman Sachs Group, Inc. (The), 3.85%, due 01/26/27	1,390,338
125,000	Goldman Sachs Group, Inc. (The), 5.30% (3 mo. USD LIBOR + 3.83%)(b) (g) (h)	138,125
1,850,000	Goldman Sachs Group, Inc. (The), 5.75%, due 01/24/22	1,930,814
20,000	Graham Packaging Co., Inc., 7.13%, due 08/15/28 144A	21,313
220,000	Graphic Packaging International LLC, 3.50%, due 03/01/29 144A	214,363
175,000	Greenko Dutch BV, 4.88%, due 07/24/22 144A	177,188
14,000	Group 1 Automotive, Inc., 4.00%, due 08/15/28 144A	13,930
262,000	H&E Equipment Services, Inc., 3.88%, due 12/15/28 144A	255,122
104,000	Hanesbrands, Inc., 5.38%, due 05/15/25 144A	110,175
209,000	HCA, Inc., 4.13%, due 06/15/29	231,707
333,000	HCA, Inc., 5.25%, due 04/15/25	380,337
227,000	HCA, Inc., 5.25%, due 06/15/26	260,963
50,000	HCA, Inc., 5.38%, due 02/01/25	55,850
150,000	HCA, Inc., 5.88%, due 02/01/29	175,006
646,000	Healthpeak Properties, Inc. REIT, 3.25%, due 07/15/26	698,395
84,000	Hillenbrand, Inc., 5.75%, due 06/15/25	89,828
226,000	Hilton Domestic Operating Co., Inc., 3.63%, due 02/15/32 144A	219,638
184,000	Hilton Domestic Operating Co., Inc., 4.00%, due 05/01/31 144A	184,345
236,000	Hilton Domestic Operating Co., Inc., 4.88%, due 01/15/30	250,791
77,000	Hilton Domestic Operating Co., Inc., 5.75%, due 05/01/28 144A	83,017
777,000	Home Depot, Inc. (The), 3.30%, due 04/15/40	817,686
512,000	Host Hotels & Resorts, LP REIT, 3.38%, due 12/15/29	508,084
277,000	Host Hotels & Resorts, LP REIT, 3.50%, due 09/15/30(g)	277,703
170,000	Host Hotels & Resorts, LP REIT, 4.50%, due 02/01/26	184,081
319,000	Howmet Aerospace, Inc., 5.13%, due 10/01/24	351,267

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
260,000	HSBC Holdings Plc, 6.88% (5 yr. USD ICE swap + 5.51%)(b) (h)	262,912
69,000	Hudbay Minerals, Inc., 4.50%, due 04/01/26 144A	71,799
85,000	Huntington Ingalls Industries, Inc., 3.84%, due 05/01/25	92,793
392,000	Huntington Ingalls Industries, Inc., 4.20%, due 05/01/30	435,358
224,000	Husky Energy, Inc., 3.95%, due 04/15/22	229,275
92,000	Hyatt Hotels Corp., 4.38%, due 09/15/28	98,686
239,000	Hyatt Hotels Corp., 5.75%, due 04/23/30	279,473
170,000	Hyundai Capital America, 1.80%, due 10/15/25 144A	169,940
170,000	Hyundai Capital America, 2.38%, due 10/15/27 144A	170,671
1,668,000	Hyundai Capital America, 5.75%, due 04/06/23 144A	1,828,671
298,000	IHS Markit, Ltd., 4.00%, due 03/01/26 144A	328,788
125,000	IHS Markit, Ltd., 4.75%, due 02/15/25 144A	140,094
202,000	IHS Markit, Ltd., 4.75%, due 08/01/28	233,697
126,000	Infor, Inc., 1.75%, due 07/15/25 144A	127,208
480,000	Infraestructura Energetica Nova SAB de CV, 4.75%, due 01/15/51 144A	478,404
200,000	Instituto Costarricense de Electricidad, 6.38%, due 05/15/43 144A	169,500
170,000	International Game Technology Plc, 6.50%, due 02/15/25 144A	186,575
80,000	IPALCO Enterprises, Inc., 4.25%, due 05/01/30 144A	87,414
180,000	Iron Mountain, Inc. REIT, 4.88%, due 09/15/29 144A	182,421
245,000	Iron Mountain, Inc. REIT, 5.25%, due 07/15/30 144A	253,097
200,000	Israel Electric Corp., Ltd., 6.88%, due 06/21/23 144A	225,500
194,000	J2 Global, Inc., 4.63%, due 10/15/30 144A	196,964
217,000	Jacobs Entertainment, Inc., 7.88%, due 02/01/24 144A	226,471
107,000	JB Poindexter & Co., Inc., 7.13%, due 04/15/26 144A	113,286
385,000	JBS Investments II GmbH, 5.75%, due 01/15/28 144A	406,240
500,000	Jefferies Group LLC, 5.13%, due 01/20/23	539,473
300,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, due 01/23/30	329,780
446,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, due 01/15/27	513,483
297,697	JetBlue Pass Through Trust, Class A, 2.75%, due 11/15/33	300,116
900,000	Johnson & Johnson, 2.10%, due 09/01/40	813,412
649,000	JPMorgan Chase & Co., 2.52% (SOFR + 2.04%), due 04/22/31(b)	645,393
624,000	JPMorgan Chase & Co., 2.95%, due 10/01/26	667,452
505,000	JPMorgan Chase & Co., 2.96% (SOFR + 2.52%), due 05/13/31(b)	514,225
3,605,000	JPMorgan Chase & Co., 3.78% (3 mo. USD LIBOR + 1.34%), due 02/01/28(b)	3,981,457
573,000	JPMorgan Chase & Co., 3.96% (3 mo. USD LIBOR + 1.25%), due 01/29/27(b)	632,318
625,000	JPMorgan Chase & Co., 3.96% (3 mo. USD LIBOR + 1.38%), due 11/15/48(b)	688,389
585,000	JPMorgan Chase & Co., 4.00% (SOFR + 2.75%)(b) (g) (h)	579,662
340,000	JPMorgan Chase & Co., 4.01% (3 mo. USD LIBOR + 1.12%), due 04/23/29(b)	379,304
555,000	JPMorgan Chase & Co., 4.01% (3 mo. USD LIBOR + 3.80%)(b) (g) (h)	556,174
2,450,000	JPMorgan Chase & Co., 4.20% (3 mo. USD LIBOR + 1.26%), due 07/23/29(b)	2,772,716
1,207,000	JPMorgan Chase & Co., 4.49% (SOFR + 3.79%), due 03/24/31(b)	1,391,308
314,000	JPMorgan Chase & Co., 4.60% (SOFR + 3.13%)(b) (h)	318,035
180,000	JPMorgan Chase & Co., 5.00% (SOFR + 3.38%)(b) (h)	186,217
372,000	JPMorgan Chase & Co., 6.75% (3 mo. USD LIBOR + 3.78%)(b) (h)	407,445
107,000	JW Aluminum Continuous Cast Co., 10.25%, due 06/01/26 144A	113,533
200,000	KazMunayGas National Co. JSC, 4.75%, due 04/24/25 144A	225,152
140,000	Ken Garff Automotive LLC, 4.88%, due 09/15/28 144A	140,123
840,000	Keurig Dr Pepper, Inc., 2.25%, due 03/15/31(g)	825,626
133,000	Keurig Dr Pepper, Inc., 3.20%, due 05/01/30(g)	140,851

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
283,000	Kinder Morgan Energy Partners, LP, 7.75%, due 03/15/32	392,740
640,000	Kinder Morgan, Inc., 3.60%, due 02/15/51	595,538
991,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43(g) 144A	1,266,960
540,000	KKR Group Finance Co. VII LLC, 3.63%, due 02/25/50 144A	536,412
317,000	KLA Corp., 4.10%, due 03/15/29	356,528
333,000	Kraft Heinz Foods Co., 3.00%, due 06/01/26	351,337
27,000	Kraft Heinz Foods Co., 3.88%, due 05/15/27	29,558
364,000	Kraft Heinz Foods Co., 4.38%, due 06/01/46	380,374
205,000	Kraft Heinz Foods Co., 4.88%, due 10/01/49	229,842
126,000	Kraft Heinz Foods Co., 5.00%, due 06/04/42	141,658
115,000	Kraft Heinz Foods Co., 5.20%, due 07/15/45	132,958
189,000	Kraft Heinz Foods Co., 5.50%, due 06/01/50	232,672
129,000	Kratos Defense & Security Solutions, Inc., 6.50%, due 11/30/25 144A	136,000
225,000	Kroger Co. (The), 2.20%, due 05/01/30(g)	220,442
150,000	L Brands, Inc., 5.63%, due 10/15/23	163,031
510,000	Laboratory Corp. of America Holdings, 2.95%, due 12/01/29	525,768
397,000	Lam Research Corp., 2.88%, due 06/15/50	378,259
281,000	Lam Research Corp., 4.88%, due 03/15/49	361,629
201,000	Lazard Group LLC, 4.38%, due 03/11/29	223,976
55,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 02/01/26(g) 144A	56,031
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86% (3 mo. USD LIBOR + 0.84%)(b) (c) (h) (l)	165
890,000	Lehman Brothers Holdings, Inc., 6.50%, due 07/19/17(c) (l)	312
270,000	Lehman Brothers Holdings, Inc., (MTN), 6.75%, due 12/28/17(c) (l)	95
1,279,000	Level 3 Financing, Inc., 3.40%, due 03/01/27 144A	1,356,514
69,000	Levi Strauss & Co., 3.50%, due 03/01/31 144A	66,671
38,000	Levi Strauss & Co., 5.00%, due 05/01/25	38,764
381,000	Leviathan Bond, Ltd., Reg S, 6.50%, due 06/30/27(k) 144A	417,919
69,000	Leviathan Bond, Ltd., Reg S, 6.75%, due 06/30/30(k) 144A	75,966
230,000	Liberty Mutual Group, Inc., 3.95%, due 10/15/50 144A	237,361
254,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23 144A	274,409
2,679,000	Liberty Mutual Group, Inc., 4.57%, due 02/01/29 144A	3,108,548
116,000	Life Time, Inc., 8.00%, due 04/15/26(g) 144A	119,770
1,603,000	Lincoln National Corp., 3.40%, due 01/15/31(g)	1,708,042
420,000	Lions Gate Capital Holdings LLC, 5.50%, due 04/15/29(d) 144A	421,096
242,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/01/24 144A	249,110
365,000	Live Nation Entertainment, Inc., 4.75%, due 10/15/27 144A	368,309
1,150,000	Lloyds Banking Group Plc, 2.44% (1 yr. CMT + 1.00%), due 02/05/26(b)	1,191,218
996,000	Lloyds Banking Group Plc, 4.45%, due 05/08/25	1,113,419
321,000	Lloyds Banking Group Plc, 7.50% (5 yr. USD swap + 4.76%)(b) (h)	358,628
712,000	Lockheed Martin Corp., 2.80%, due 06/15/50	671,203
713,000	Lockheed Martin Corp., 4.70%, due 05/15/46	889,938
386,000	Lowe’s Cos., Inc., 3.70%, due 04/15/46	402,536
212,000	Lowe’s Cos., Inc., 5.00%, due 04/15/40	260,053
284,000	LSC Communications, Inc., 8.75%, due 10/15/23(j) (l)	12,070
305,000	Lumen Technologies, Inc., 4.50%, due 01/15/29 144A	298,038
350,000	Lumen Technologies, Inc., 6.75%, due 12/01/23	387,007
150,000	LYB International Finance BV, 4.88%, due 03/15/44	173,338

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
380,000	LYB International Finance III LLC, 4.20%, due 05/01/50	408,691
158,000	M&T Bank Corp., 5.13% (3 mo. USD LIBOR + 3.52%)(b) (g) (h)	171,035
280,000	Macquarie Bank, Ltd., 3.62%, due 06/03/30 144A	286,606
270,000	Macquarie Bank, Ltd., 4.88%, due 06/10/25(g) 144A	299,777
943,000	Macquarie Group, Ltd., 1.34% (SOFR + 1.07%), due 01/12/27(b) 144A	925,516
1,484,000	Macquarie Group, Ltd., 4.15% (3 mo. USD LIBOR + 1.33%), due 03/27/24(b) 144A	1,582,184
74,000	Macy’s Retail Holdings LLC, 5.88%, due 04/01/29(g) 144A	76,022
106,000	Macy’s, Inc., 8.38%, due 06/15/25 144A	117,517
55,000	Magellan Midstream Partners, LP, 4.25%, due 09/15/46	55,994
200,000	Magellan Midstream Partners, LP, 5.15%, due 10/15/43	227,847
127,000	Magna International, Inc., 2.45%, due 06/15/30(g)	127,275
220,000	MARB BondCo Plc, 3.95%, due 01/29/31(g) 144A	209,952
115,000	Markel Corp., 4.15%, due 09/17/50	126,410
455,000	Marriott International, Inc., 2.85%, due 04/15/31	447,504
134,000	Marriott International, Inc., 3.13%, due 06/15/26	140,173
373,000	Marriott International, Inc., 3.50%, due 10/15/32	385,898
201,000	Marriott International, Inc., 4.63%, due 06/15/30	224,959
400,000	Martin Marietta Materials, Inc., 2.50%, due 03/15/30(g)	398,028
230,000	Martin Marietta Materials, Inc., 4.25%, due 07/02/24	252,218
616,000	Marvell Technology Group, Ltd., 4.88%, due 06/22/28	706,590
460,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14(i)	592,245
1,255,000	Massachusetts Mutual Life Insurance Co., 3.38%, due 04/15/50 144A	1,226,962
164,000	MasTec, Inc., 4.50%, due 08/15/28 144A	170,355
258,000	Mastercard, Inc., 3.85%, due 03/26/50	291,963
162,000	Match Group Holdings II LLC, 4.13%, due 08/01/30 144A	162,734
46,000	Mauser Packaging Solutions Holding Co., 8.50%, due 04/15/24 144A	47,840
801,000	McDonald’s Corp., (MTN), 3.50%, due 07/01/27	881,373
900,000	McDonald’s Corp., (MTN), 4.20%, due 04/01/50	1,021,746
132,000	MDC Holdings, Inc., 2.50%, due 01/15/31	124,740
418,000	MDC Partners, Inc., 7.50%, due 05/01/24(e) 144A	422,811
368,000	MEDNAX, Inc., 6.25%, due 01/15/27 144A	393,970
328,000	Meredith Corp., 6.88%, due 02/01/26(g)	336,815
198,000	Methanex Corp., 4.25%, due 12/01/24	206,663
355,000	MetLife, Inc., 6.40%, due 12/15/66	446,063
200,000	Mexico City Airport Trust, 5.50%, due 07/31/47 144A	199,000
165,000	MGM Growth Properties Operating Partnership, LP/MGP Finance Co-Issuer, Inc. REIT, 3.88%, due 02/15/29 144A	164,670
338,000	MGM Resorts International, 4.75%, due 10/15/28	349,744
67,000	Michaels Stores, Inc., 4.75%, due 10/01/27 144A	72,963
969,000	Micron Technology, Inc., 4.19%, due 02/15/27	1,076,538
155,000	Micron Technology, Inc., 4.98%, due 02/06/26	177,460
775,000	Micron Technology, Inc., 5.33%, due 02/06/29	912,450
288,000	Microsoft Corp., 2.53%, due 06/01/50	262,802
295,000	Microsoft Corp., 2.68%, due 06/01/60	270,326
100,000	MidAmerican Energy Co., 4.25%, due 07/15/49	116,083
174,000	Midwest Connector Capital Co. LLC, 3.63%, due 04/01/22(g) 144A	176,532
398,000	Midwest Connector Capital Co. LLC, 3.90%, due 04/01/24 144A	411,178
242,000	Mohegan Gaming & Entertainment, 8.00%, due 02/01/26 144A	244,451
950,000	Moody’s Corp., 3.25%, due 05/20/50	923,410

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
1,085,000	Morgan Stanley, 2.19% (SOFR + 1.99%), due 04/28/26(b)	1,121,289
945,000	Morgan Stanley, 3.59% (3 mo. USD LIBOR + 1.34%), due 07/22/28(b)	1,030,537
325,000	Morgan Stanley, 3.85% (3 mo. USD LIBOR + 3.61%)(b) (h)	325,495
921,000	Morgan Stanley, 3.88%, due 04/29/24	1,006,183
785,000	Morgan Stanley, (MTN), 2.70% (SOFR + 1.14%), due 01/22/31(b)	799,139
1,301,000	Morgan Stanley, (MTN), 3.13%, due 07/27/26	1,401,879
1,311,000	Morgan Stanley, (MTN), 3.62% (SOFR + 3.12%), due 04/01/31(b)	1,423,368
620,000	Morgan Stanley, (MTN), 3.77% (3 mo. USD LIBOR + 1.14%), due 01/24/29(b)	678,163
356,000	Morgan Stanley, (MTN), 3.88%, due 01/27/26	395,943
1,000,000	Morgan Stanley, (MTN), 4.35%, due 09/08/26	1,131,204
437,000	Motorola Solutions, Inc., 2.30%, due 11/15/30(g)	413,918
595,000	Motorola Solutions, Inc., 4.60%, due 02/23/28	677,356
109,000	Motorola Solutions, Inc., 4.60%, due 05/23/29	123,648
263,000	MPLX, LP, 4.00%, due 03/15/28(g)	290,298
87,000	MPLX, LP, 4.13%, due 03/01/27	96,607
141,000	MPLX, LP, 4.25%, due 12/01/27	158,573
250,000	MPLX, LP, 4.50%, due 04/15/38	272,503
25,000	MPLX, LP, 5.20%, due 03/01/47	28,576
813,000	MPLX, LP, 6.88% (3 mo. USD LIBOR + 4.65%)(b) (g) (h)	817,065
300,000	MPT Operating Partnership, LP/MPT Finance Corp. REIT, 3.50%, due 03/15/31	294,573
145,000	MTN Mauritius Investment, Ltd., 4.76%, due 11/11/24 144A	152,147
435,000	Mylan, Inc., 5.20%, due 04/15/48	500,501
450,000	Mylan, Inc., 5.40%, due 11/29/43	528,835
110,000	National CineMedia LLC, 5.88%, due 04/15/28 144A	102,575
141,000	Nationstar Mortgage Holdings, Inc., 5.13%, due 12/15/30 144A	138,738
158,000	Nationstar Mortgage Holdings, Inc., 5.50%, due 08/15/28 144A	158,936
62,000	Nationstar Mortgage Holdings, Inc., 6.00%, due 01/15/27 144A	64,432
323,000	Natura Cosmeticos SA, 5.38%, due 02/01/23 144A	331,874
500,000	Natwest Group Plc, 3.88%, due 09/12/23	536,353
210,000	Natwest Group Plc, 5.08% (3 mo. USD LIBOR + 1.91%), due 01/27/30(b)	242,879
430,000	Natwest Group Plc, 6.00% (5 yr. CMT + 5.63%)(b) (g) (h)	476,225
643,000	Natwest Group Plc, 8.63% (5 yr. USD swap + 7.60%)(b) (h)	659,699
329,000	NBM US Holdings, Inc., 6.63%, due 08/06/29(g) 144A	363,051
630,000	Netflix, Inc., 4.88%, due 04/15/28	717,280
229,000	Netflix, Inc., 4.88%, due 06/15/30 144A	263,989
59,000	Netflix, Inc., 5.38%, due 11/15/29 144A	69,844
444,000	Netflix, Inc., 5.88%, due 11/15/28	537,603
427,000	New Fortress Energy, Inc., 6.50%, due 09/30/26(d) 144A	430,843
226,000	New York Life Insurance Co., 3.75%, due 05/15/50 144A	237,832
435,000	Newmont Corp., 2.25%, due 10/01/30	423,788
150,000	Newmont Corp., 2.80%, due 10/01/29	154,373
265,000	Newmont Corp., 3.63%, due 06/09/21	265,094
150,000	Newmont Corp., 5.45%, due 06/09/44	195,040
905,000	NextEra Energy Capital Holdings, Inc., 2.25%, due 06/01/30	885,535
771,000	NextEra Energy Capital Holdings, Inc., 3.55%, due 05/01/27	843,565
207,000	NextEra Energy Operating Partners, LP, 3.88%, due 10/15/26 144A	217,479
75,000	NextEra Energy Operating Partners, LP, 4.50%, due 09/15/27 144A	81,281
875,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, due 04/15/22 144A	876,055
563,000	Nippon Life Insurance Co., 2.75% (5 yr. CMT + 2.65%), due 01/21/51(b) 144A	534,850

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
220,000	Nippon Life Insurance Co., 5.10% (5 yr. USD ICE swap + 3.65%), due 10/16/44(b) 144A	243,484
670,000	NiSource, Inc., 3.49%, due 05/15/27	727,608
173,000	NiSource, Inc., 3.60%, due 05/01/30	187,666
195,000	Nissan Motor Acceptance Corp., 3.45%, due 03/15/23 144A	204,097
43,000	Nordstrom, Inc., 8.75%, due 05/15/25 144A	48,715
970,000	Norfolk Southern Corp., 4.84%, due 10/01/41	1,180,770
195,000	Northern States Power Co., 3.60%, due 09/15/47	207,999
880,000	Northern Trust Corp., 1.95%, due 05/01/30	858,898
942,000	Northrop Grumman Corp., 5.25%, due 05/01/50	1,221,264
300,000	NOVA Chemicals Corp., 4.88%, due 06/01/24 144A	314,062
298,000	NRG Energy, Inc., 2.45%, due 12/02/27 144A	295,641
50,000	NRG Energy, Inc., 3.38%, due 02/15/29(g) 144A	48,906
139,000	NRG Energy, Inc., 3.63%, due 02/15/31 144A	135,786
218,000	NRG Energy, Inc., 4.45%, due 06/15/29 144A	237,105
525,000	NRG Energy, Inc., 5.75%, due 01/15/28	558,797
315,000	Nutrien, Ltd., 4.90%, due 06/01/43	371,080
129,000	Nutrition & Biosciences, Inc., 1.83%, due 10/15/27 144A	126,174
258,000	Nutrition & Biosciences, Inc., 2.30%, due 11/01/30 144A	250,643
452,000	NVIDIA Corp., 2.85%, due 04/01/30	474,914
815,000	NXP BV/NXP Funding LLC, 4.63%, due 06/01/23 144A	883,237
2,136,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, due 05/01/25 144A	2,241,037
130,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, due 05/01/30 144A	137,132
517,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.88%, due 06/18/26 144A	568,658
285,000	Occidental Petroleum Corp., 2.90%, due 08/15/24	282,196
75,000	Occidental Petroleum Corp., 3.50%, due 08/15/29	70,406
4,349,000	Occidental Petroleum Corp., 6.07%, due 10/10/36(m)	2,204,943
325,000	OneMain Finance Corp., 6.63%, due 01/15/28	368,875
62,000	OneMain Finance Corp., 6.88%, due 03/15/25	70,637
120,000	OneMain Finance Corp., 8.88%, due 06/01/25	133,158
655,000	ONEOK, Inc., 3.10%, due 03/15/30	659,867
390,000	ONEOK, Inc., 4.45%, due 09/01/49	383,893
200,000	ONEOK, Inc., 4.95%, due 07/13/47	209,176
200,000	Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, due 02/11/25 144A	202,166
1,200,000	Oracle Corp., 1.65%, due 03/25/26	1,209,345
1,542,000	Oracle Corp., 2.50%, due 04/01/25	1,618,699
868,000	Oracle Corp., 2.95%, due 04/01/30	895,109
100,000	Ovintiv Exploration, Inc., 5.38%, due 01/01/26	109,863
265,000	Ovintiv, Inc., 6.50%, due 08/15/34	319,081
321,000	Owens Corning, 3.95%, due 08/15/29	353,393
350,000	Owens Corning, 4.30%, due 07/15/47	378,958
146,000	Owens-Brockway Glass Container, Inc., 6.63%, due 05/13/27 144A	158,994
211,000	Oztel Holdings SPC, Ltd., 6.63%, due 04/24/28 144A	231,850
265,000	PacifiCorp, 2.70%, due 09/15/30	271,885
375,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer REIT, 5.88%, due 10/01/28(g) 144A	398,297
149,000	Parkland Corp., 4.50%, due 10/01/29(d) 144A	149,887
582,000	PayPal Holdings, Inc., 2.85%, due 10/01/29	606,618
415,000	PECO Energy Co., 3.05%, due 03/15/51	408,234

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
205,000	PECO Energy Co., 3.70%, due 09/15/47	219,706
580,000	Pennsylvania Electric Co., 3.60%, due 06/01/29 144A	610,007
2,450,000	Penske Truck Leasing Co., LP/PTL Finance Corp., 3.90%, due 02/01/24 144A	2,634,321
525,000	PepsiCo, Inc., 3.63%, due 03/19/50	575,402
692,000	Petrobras Global Finance BV, 5.09%, due 01/15/30	720,099
550,000	Petrobras Global Finance BV, 5.60%, due 01/03/31	580,624
185,000	Petrobras Global Finance BV, 5.75%, due 02/01/29	202,198
164,000	Petrobras Global Finance BV, 6.90%, due 03/19/49	179,869
76,000	Petroleos Mexicanos, 6.35%, due 02/12/48	63,442
270,000	Petroleos Mexicanos, 6.50%, due 03/13/27	282,590
255,000	Petroleos Mexicanos, 6.50%, due 06/02/41	222,600
403,000	Petroleos Mexicanos, 6.75%, due 09/21/47	346,459
380,000	Petroleos Mexicanos, 6.88%, due 08/04/26	407,444
1,067,000	Pfizer, Inc., 2.55%, due 05/28/40	1,017,737
797,000	Phillips 66 Partners, LP, 3.61%, due 02/15/25	853,260
28,000	Picasso Finance Sub, Inc., 6.13%, due 06/15/25 144A	29,791
145,000	Piedmont Natural Gas Co., Inc., 3.50%, due 06/01/29	156,549
400,000	Pilgrim’s Pride Corp., 5.88%, due 09/30/27 144A	429,180
855,000	Plains All American Pipeline, LP/PAA Finance Corp., 3.55%, due 12/15/29	852,870
65,000	Plains All American Pipeline, LP/PAA Finance Corp., 4.70%, due 06/15/44	62,023
50,000	Plains All American Pipeline, LP/PAA Finance Corp., 5.15%, due 06/01/42	50,650
61,000	Playtika Holding Corp., 4.25%, due 03/15/29 144A	60,212
63,000	PNC Financial Services Group, Inc. (The), 3.15%, due 05/19/27	68,164
224,000	PNC Financial Services Group, Inc. (The), 4.85% (3 mo. USD LIBOR + 3.04%)(b) (h)	234,760
479,000	PNC Financial Services Group, Inc. (The), 6.75% (3 mo. USD LIBOR + 3.68%)(b) (g) (h)	487,047
166,000	Post Holdings, Inc., 5.50%, due 12/15/29 144A	177,964
540,000	PPL Capital Funding, Inc., 5.00%, due 03/15/44	643,873
51,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, due 08/31/27 144A	49,534
136,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	141,766
265,000	Prosus NV, 5.50%, due 07/21/25 144A	301,400
90,000	Providence St. Joseph Health Obligated Group, 2.75%, due 10/01/26	95,790
885,000	Prudential Financial, Inc., 5.88% (3 mo. USD LIBOR + 4.18%), due 09/15/42(b)	935,922
48,000	PTC, Inc., 4.00%, due 02/15/28 144A	48,810
195,000	Public Service Electric & Gas Co., (MTN), 2.70%, due 05/01/50	179,495
445,000	Public Service Electric & Gas Co., (MTN), 3.00%, due 05/15/27	478,087
315,000	Public Service Electric & Gas Co., (MTN), 3.20%, due 05/15/29	337,496
1,700,000	Public Service Enterprise Group, Inc., 2.88%, due 06/15/24	1,806,585
161,000	Qorvo, Inc., 3.38%, due 04/01/31 144A	157,964
350,000	QVC, Inc., 4.38%, due 03/15/23	367,500
130,000	QVC, Inc., 5.45%, due 08/15/34	130,325
130,000	Radian Group, Inc., 4.50%, due 10/01/24	135,564
191,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 09/15/28 144A	202,045
128,000	Raymond James Financial, Inc., 4.65%, due 04/01/30	149,059
330,000	Realty Income Corp. REIT, 3.25%, due 01/15/31	348,657
428,000	Rede D’or Finance SARL, 4.50%, due 01/22/30 144A	420,792
200,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, due 04/16/29 144A	201,738

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
299,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 4.00%, due 10/15/27 144A	293,394
405,000	Roper Technologies, Inc., 1.40%, due 09/15/27	391,422
170,000	Royalty Pharma Plc, 1.75%, due 09/02/27 144A	165,138
189,000	Sabine Pass Liquefaction LLC, 4.20%, due 03/15/28	207,361
304,000	Sabine Pass Liquefaction LLC, 5.00%, due 03/15/27	346,116
546,000	Sabine Pass Liquefaction LLC, 5.88%, due 06/30/26	639,765
110,000	Sabra Health Care, LP, REIT, 4.80%, due 06/01/24	119,843
212,000	Sabre GLBL, Inc., 7.38%, due 09/01/25 144A	231,345
320,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25	330,480
290,000	San Diego Gas & Electric Co., 4.15%, due 05/15/48	326,656
717,000	Santander Holdings USA, Inc., 3.24%, due 10/05/26	757,196
651,000	Santander Holdings USA, Inc., 3.45%, due 06/02/25	697,646
505,000	Santander Holdings USA, Inc., 3.50%, due 06/07/24	540,156
128,000	Santander Holdings USA, Inc., 4.40%, due 07/13/27	142,386
437,000	Sasol Financing USA LLC, 5.50%, due 03/18/31	429,352
200,000	SASOL Financing USA LLC, 5.88%, due 03/27/24	212,620
200,000	SASOL Financing USA LLC, 6.50%, due 09/27/28(g)	215,600
797,000	SBA Communications Corp. REIT, 3.88%, due 02/15/27	815,690
322,000	SBA Tower Trust REIT, 2.84%, due 01/15/50 144A	338,138
447,000	SBL Holdings, Inc., 5.00%, due 02/18/31 144A	451,287
350,000	Seagate HDD Cayman, 4.09%, due 06/01/29 144A	357,315
394,000	Seagate HDD Cayman, 4.13%, due 01/15/31 144A	400,816
193,000	Select Medical Corp., 6.25%, due 08/15/26 144A	205,410
115,000	Sensata Technologies, Inc., 3.75%, due 02/15/31 144A	113,527
122,000	Service Corp. International, 3.38%, due 08/15/30	119,231
950,000	Shell International Finance BV, 5.50%, due 03/25/40	1,269,414
995,000	Shire Acquisitions Investments Ireland DAC, 3.20%, due 09/23/26	1,072,247
44,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, due 03/01/29 144A	44,441
850,000	Simon Property Group, LP REIT, 6.75%, due 02/01/40	1,203,993
270,000	Sinopec Group Overseas Development 2018, Ltd., 3.68%, due 08/08/49(g) 144A	274,897
386,000	Sirius XM Radio, Inc., 5.00%, due 08/01/27 144A	405,499
284,000	Societe Generale SA, 5.38% (5 yr. CMT + 4.51%)(b) (h) 144A	292,875
529,000	SoftBank Group Corp., Reg S, 6.88% (5 yr. USD ICE swap + 4.85%)(b) (h) (k)	538,125
200,000	Sotheby’s, 7.38%, due 10/15/27(g) 144A	216,610
335,000	Southern California Edison Co., 4.00%, due 04/01/47	344,677
1,318,000	Southern Co. (The), 3.25%, due 07/01/26	1,411,415
1,260,000	Southern Co. Gas Capital Corp., 2.45%, due 10/01/23	1,312,659
755,000	Southwest Airlines Co., 2.63%, due 02/10/30	742,717
26,000	Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, due 09/30/26 144A	26,878
1,701,000	Spirit Realty, LP REIT, 2.10%, due 03/15/28	1,654,685
200,000	Sprint Communications, Inc., 11.50%, due 11/15/21	212,375
300,000	Sprint Corp., 7.13%, due 06/15/24	345,753
625,000	Sprint Corp., 7.25%, due 09/15/21	641,469
59,375	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, due 03/20/23 144A	59,913
118,000	Standard Industries, Inc., 3.38%, due 01/15/31 144A	111,953

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
375,000	Standard Industries, Inc., 4.38%, due 07/15/30 144A	378,951
25,000	Standard Industries, Inc., 4.75%, due 01/15/28 144A	25,946
62,000	Standard Industries, Inc., 5.00%, due 02/15/27 144A	64,751
1,365,000	State Street Corp., 2.20%, due 03/03/31	1,330,202
330,000	State Street Corp., 3.15% (SOFR + 2.65%), due 03/30/31(b)	350,012
920,000	Steel Dynamics, Inc., 3.45%, due 04/15/30	983,330
63,000	Stericycle, Inc., 3.88%, due 01/15/29 144A	62,291
77,000	Sunoco, LP/Sunoco Finance Corp., 4.50%, due 05/15/29 144A	76,856
68,000	Switch, Ltd., 3.75%, due 09/15/28 144A	67,088
113,000	Sysco Corp., 5.95%, due 04/01/30	141,418
560,000	T-Mobile USA, Inc., 2.05%, due 02/15/28 144A	550,726
179,000	T-Mobile USA, Inc., 2.55%, due 02/15/31 144A	175,237
50,000	T-Mobile USA, Inc., 2.88%, due 02/15/31	48,388
521,000	T-Mobile USA, Inc., 3.38%, due 04/15/29(g)	527,343
2,019,000	T-Mobile USA, Inc., 3.50%, due 04/15/25 144A	2,181,348
246,000	T-Mobile USA, Inc., 3.75%, due 04/15/27 144A	269,134
702,000	T-Mobile USA, Inc., 3.88%, due 04/15/30 144A	765,868
350,000	T-Mobile USA, Inc., 4.00%, due 04/15/22	357,222
1,325,000	T-Mobile USA, Inc., 4.50%, due 04/15/50 144A	1,486,504
225,000	Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 6.00%, due 12/31/30 144A	222,750
208,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 4.00%, due 01/15/32 144A	195,888
150,000	Taylor Morrison Communities, Inc., 5.13%, due 08/01/30 144A	159,656
110,000	Taylor Morrison Communities, Inc., 5.88%, due 06/15/27 144A	121,526
175,000	Taylor Morrison Communities, Inc., 6.63%, due 07/15/27 144A	189,000
150,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 03/01/24 144A	161,250
741,000	Teachers Insurance & Annuity Association of America, 4.27%, due 05/15/47 144A	833,245
34,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	49,083
40,000	Team Health Holdings, Inc., 6.38%, due 02/01/25 144A	35,447
158,000	Telecom Argentina SA, 8.00%, due 07/18/26 144A	140,097
368,000	Telecom Italia Capital SA, 7.20%, due 07/18/36	465,348
205,000	Telecom Italia SpA, 5.30%, due 05/30/24 144A	222,343
1,840,000	Teledyne Technologies, Inc., 2.75%, due 04/01/31	1,834,271
760,000	Telefonaktiebolaget LM Ericsson, 4.13%, due 05/15/22	788,283
200,000	Telefonica Celular del Paraguay SA, 5.88%, due 04/15/27(g) 144A	211,999
671,000	Telefonica Emisiones SA, 5.21%, due 03/08/47	785,824
90,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, due 06/01/25 144A	92,081
400,000	Tenet Healthcare Corp., 4.63%, due 07/15/24	407,100
612,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26	585,990
1,354,000	Textron, Inc., 3.00%, due 06/01/30	1,377,018
383,000	Total Play Telecomunicaciones SA de CV, 7.50%, due 11/12/25 144A	383,383
88,000	Townsquare Media, Inc., 6.88%, due 02/01/26 144A	93,885
2,018,000	Toyota Motor Credit Corp., (MTN), 3.00%, due 04/01/25	2,160,115
171,000	TransCanada PipeLines, Ltd., 4.25%, due 05/15/28	192,282
140,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, due 05/15/50	143,365
500,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, due 03/15/48	568,548

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
637,000	TransDigm, Inc., 5.50%, due 11/15/27	659,454
135,000	Travel + Leisure Co., 4.63%, due 03/01/30 144A	140,168
121,000	Travel + Leisure Co., 6.60%, due 10/01/25	135,961
55,000	Trident TPI Holdings, Inc., 6.63%, due 11/01/25 144A	56,163
212,000	TriNet Group, Inc., 3.50%, due 03/01/29 144A	207,643
217,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, due 04/01/29 144A	224,053
248,000	Tronox, Inc., 4.63%, due 03/15/29 144A	248,620
1,040,000	Truist Bank, 2.25%, due 03/11/30	1,015,329
73,000	Tutor Perini Corp., 6.88%, due 05/01/25(g) 144A	75,577
191,000	Twitter, Inc., 3.88%, due 12/15/27 144A	200,500
430,000	Tyson Foods, Inc., 5.10%, due 09/28/48	543,824
259,000	Uber Technologies, Inc., 7.50%, due 05/15/25 144A	279,839
451,000	Uber Technologies, Inc., 7.50%, due 09/15/27 144A	498,941
375,000	UBS Group AG, 2.10% (1 yr. CMT + 1.00%), due 02/11/32(b) 144A	354,838
1,897,000	UBS Group AG, 4.13%, due 04/15/26 144A	2,118,771
185,000	UBS Group AG, 7.00% (5 yr. USD swap + 4.34%)(b) (h) 144A	203,331
362,000	Unifin Financiera SAB de CV, 9.88%, due 01/28/29 144A	373,298
362,818	United Airlines Pass Through Trust, 3.45%, due 01/07/30	364,266
370,042	United Airlines Pass Through Trust, 3.65%, due 07/07/27	366,182
363,867	United Airlines Pass Through Trust, 3.75%, due 03/03/28	378,302
2,473,762	United Airlines Pass Through Trust, 4.00%, due 10/11/27	2,564,237
193,964	United Airlines Pass Through Trust, 4.55%, due 02/25/33	204,843
79,907	United Airlines Pass Through Trust, 4.60%, due 09/01/27	80,997
90,140	United Airlines Pass Through Trust, 4.63%, due 03/03/24	92,126
200,000	United Airlines Pass Through Trust, 4.88%, due 07/15/27	209,950
720,159	United Airlines Pass Through Trust, 5.88%, due 04/15/29	799,891
268,000	United Parcel Service, Inc., 5.30%, due 04/01/50	362,987
211,000	United Rentals North America, Inc., 3.88%, due 11/15/27	218,913
137,000	United Rentals North America, Inc., 3.88%, due 02/15/31	138,224
616,000	United Rentals North America, Inc., 4.88%, due 01/15/28	649,646
35,000	United Rentals North America, Inc., 5.25%, due 01/15/30	38,073
225,000	United Rentals North America, Inc., 5.50%, due 05/15/27	240,384
5,000	United Rentals North America, Inc., 5.88%, due 09/15/26	5,241
124,000	Uniti Group, LP/Uniti Group Finance, Inc./CSL Capital LLC REIT, 6.50%, due 02/15/29 144A	123,411
375,000	Universal Health Services, Inc., 2.65%, due 10/15/30 144A	362,771
436,000	Universal Health Services, Inc., 5.00%, due 06/01/26 144A	448,452
120,000	University of Chicago (The), 2.76%, due 04/01/45	115,575
1,037,747	US Airways Pass Through Trust, 4.63%, due 12/03/26	981,071
88,146	US Airways Pass Through Trust, 5.90%, due 04/01/26	91,569
72,697	US Airways Pass Through Trust, 6.25%, due 10/22/24	72,752
108,000	US Concrete, Inc., 5.13%, due 03/01/29 144A	111,443
192,000	US Foods, Inc., 4.75%, due 02/15/29 144A	192,240
490,000	Valero Energy Corp., 3.40%, due 09/15/26	523,880
240,000	Valvoline, Inc., 3.63%, due 06/15/31 144A	232,500
125,000	Valvoline, Inc., 4.25%, due 02/15/30 144A	127,688
152,000	Varex Imaging Corp., 7.88%, due 10/15/27 144A	169,480
325,000	Vector Group, Ltd., 5.75%, due 02/01/29 144A	335,766

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
216,000	Ventas Realty, LP REIT, 3.50%, due 02/01/25	233,339
790,000	VEREIT Operating Partnership, LP REIT, 2.85%, due 12/15/32	765,159
162,000	VeriSign, Inc., 5.25%, due 04/01/25	183,169
878,000	Verisk Analytics, Inc., 3.63%, due 05/15/50	861,961
1,300,000	Verizon Communications, Inc., 2.55%, due 03/21/31	1,297,667
669,000	Verizon Communications, Inc., 2.65%, due 11/20/40	610,871
85,000	Verizon Communications, Inc., 3.00%, due 03/22/27	90,985
163,000	Verizon Communications, Inc., 3.40%, due 03/22/41	164,946
1,372,000	Verizon Communications, Inc., 3.55%, due 03/22/51	1,368,431
825,000	Verizon Communications, Inc., 4.33%, due 09/21/28	944,787
338,000	Verizon Communications, Inc., 4.40%, due 11/01/34	386,603
322,000	Verizon Communications, Inc., 4.50%, due 08/10/33	374,049
1,651,000	Verizon Communications, Inc., 4.86%, due 08/21/46	1,979,869
1,000,000	ViacomCBS, Inc., 3.70%, due 08/15/24	1,083,828
500,000	ViacomCBS, Inc., 4.38%, due 03/15/43	538,666
179,000	Viatris, Inc., 2.30%, due 06/22/27 144A	180,244
358,000	Viatris, Inc., 2.70%, due 06/22/30 144A	354,302
325,000	Viatris, Inc., 3.85%, due 06/22/40 144A	332,047
478,000	Viatris, Inc., 4.00%, due 06/22/50 144A	486,938
179,000	VICI Properties, LP/VICI Note Co., Inc. REIT, 4.13%, due 08/15/30 144A	180,781
220,000	VICI Properties, LP/VICI Note Co., Inc. REIT, 4.63%, due 12/01/29 144A	228,591
1,400,000	Virginia Electric & Power Co., 3.15%, due 01/15/26	1,507,739
180,000	Visa, Inc., 2.70%, due 04/15/40	176,217
460,000	Vistra Operations Co. LLC, 3.55%, due 07/15/24 144A	481,622
545,000	Vistra Operations Co. LLC, 3.70%, due 01/30/27 144A	567,681
476,000	Vistra Operations Co. LLC, 4.30%, due 07/15/29 144A	503,173
135,000	Vistra Operations Co. LLC, 5.00%, due 07/31/27 144A	139,361
546,000	Vodafone Group Plc, 7.00% (5 yr. USD swap + 4.87%), due 04/04/79(b)	658,373
72,000	Volcan Cia Minera SAA, 4.38%, due 02/11/26 144A	74,001
514,000	Voya Financial, Inc., 5.65% (3 mo. USD LIBOR + 3.58%), due 05/15/53(b) (g)	550,683
301,000	Vulcan Materials Co., 3.50%, due 06/01/30(g)	322,774
598,000	Walt Disney Co. (The), 4.70%, due 03/23/50	748,039
45,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, due 06/15/27 144A	47,514
583,000	Wells Fargo & Co., 2.19% (SOFR + 2.00%), due 04/30/26(b)	601,827
410,000	Wells Fargo & Co., 3.07% (SOFR + 2.53%), due 04/30/41(b)	401,797
962,000	Wells Fargo & Co., 5.88% (3 mo. USD LIBOR + 3.99%)(b) (h)	1,061,567
903,000	Wells Fargo & Co., (MTN), 2.39% (SOFR + 2.10%), due 06/02/28(b)	925,626
765,000	Wells Fargo & Co., (MTN), 2.57% (3 mo. USD LIBOR + 1.00%), due 02/11/31(b)	771,437
350,000	William Carter Co. (The), 5.63%, due 03/15/27 144A	370,344
377,000	Williams Cos., Inc. (The), 3.75%, due 06/15/27(g)	411,076
781,000	Williams Cos., Inc. (The), 4.55%, due 06/24/24	861,119
95,000	Williams Cos., Inc. (The), 5.75%, due 06/24/44	116,584
60,000	Williams Scotsman International, Inc., 4.63%, due 08/15/28 144A	61,163
665,000	WP Carey, Inc. REIT, 2.25%, due 04/01/33	618,485
185,000	WR Berkley Corp., 4.00%, due 05/12/50	196,956
124,000	WR Grace & Co., 4.88%, due 06/15/27 144A	128,520
67,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 08/15/28 144A	67,896
1,100,000	Xcel Energy, Inc., 3.40%, due 06/01/30	1,183,263
265,000	Xerox Holdings Corp., 5.50%, due 08/15/28 144A	274,855

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
610,000	Yale University, 2.40%, due 04/15/50	559,196
1,220,000	Yara International ASA, 4.75%, due 06/01/28 144A	1,390,587
201,000	Yum! Brands, Inc., 3.63%, due 03/15/31	193,511
153,000	Yum! Brands, Inc., 4.75%, due 01/15/30 144A	161,996

		463,757,382

	Mortgage Backed Securities - Private Issuers — 10.7%
412,123	Angel Oak Mortgage Trust CMO, Series 2020-R1, Class A1, 0.99%, due 04/25/53(f) 144A	412,311
1,800,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A4, 2.50%, due 05/15/53 144A	1,823,753
318,941	Arroyo Mortgage Trust CMO, Series 2018-1, Class A1, 3.76%, due 04/25/48(f) 144A	320,697
210,946	Arroyo Mortgage Trust CMO, Series 2019-2, Class A1, 3.35%, due 04/25/49(f) 144A	215,776
132,221	Arroyo Mortgage Trust CMO, Series 2019-3, Class A1, 2.96%, due 10/25/48(f) 144A	134,807
147,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.72%, due 11/05/32(f) 144A	123,299
1,200,000	BANK, Series 2019-BNK20, Class A2, 2.76%, due 09/15/62	1,242,838
850,000	BANK, Series 2019-BNK23, Class A2, 2.67%, due 12/15/52	881,549
1,806,000	BANK, Series 2020-BNK26, Class A2, 2.04%, due 03/15/63	1,829,125
1,800,000	BANK, Series 2020-BNK26, Class A3, 2.16%, due 03/15/63	1,785,059
869,000	BANK, Series 2020-BNK30, Class A4, 1.93%, due 12/15/53	835,023
3,000,000	BANK, Series 2021-BNK32, Class A4, 2.35%, due 04/15/54	3,003,200
193,000	Barclays Commercial Mortgage Trust, Series 2019-C5, Class A2, 3.04%, due 11/15/52	203,761
200,000	BBCMS Mortgage Trust, Series 2015-SRCH, Class D, 4.96%, due 08/10/35(f) 144A	219,984
3,000,000	BBCMS Mortgage Trust, Series 2018-TALL, Class A, 0.83% (1 mo. USD LIBOR + 0.72%), due 03/15/37(b) 144A	2,974,132
130,000	BBCMS Mortgage Trust, Series 2020-C6, Class A2, 2.69%, due 02/15/53	135,623
1,273,000	BBCMS Mortgage Trust, Series 2021-C9, Class A5, 2.30%, due 02/15/54	1,260,479
109,396	Bellemeade Re, Ltd. CMO, Series 2018-1A, Class M1B, 1.71% (1 mo. USD LIBOR + 1.60%), due 04/25/28(b) 144A	109,479
67,286	Bellemeade Re, Ltd. CMO, Series 2019-3A, Class M1A, 1.21% (1 mo. USD LIBOR + 1.10%), due 07/25/29(b) (j)	67,321
150,000	Bellemeade Re, Ltd. CMO, Series 2019-3A, Class M1B, 1.71% (1 mo. USD LIBOR + 1.60%), due 07/25/29(b) 144A	150,814
145,583	Bellemeade Re, Ltd. CMO, Series 2020-1A, Class M1B, 3.51% (1 mo. USD LIBOR + 3.40%), due 06/25/30(b) 144A	146,145
150,000	Bellemeade Re, Ltd. CMO, Series 2020-4A, Class M2A, 2.71% (1 mo. USD LIBOR + 2.60%), due 06/25/30(b) 144A	150,145
320,000	Benchmark Mortgage Trust, Series 2019-B12, Class A2, 3.00%, due 08/15/52	336,496
270,000	Benchmark Mortgage Trust, Series 2019-B13, Class A2, 2.89%, due 08/15/57	283,723
1,350,000	Benchmark Mortgage Trust, Series 2019-B15, Class A4, 2.67%, due 12/15/72	1,381,700
657,000	Benchmark Mortgage Trust, Series 2019-B15, Class A5, 2.93%, due 12/15/72	687,724
600,000	Benchmark Mortgage Trust, Series 2020-B17, Class A4, 2.04%, due 03/15/53	587,524
1,200,000	Benchmark Mortgage Trust, Series 2020-B20, Class A2, 1.75%, due 10/15/53	1,213,089
1,800,000	Benchmark Mortgage Trust, Series 2020-IG3, Class A2, 2.48%, due 09/15/48 144A	1,848,105
2,210,000	Benchmark Mortgage Trust, Series 2021-B23, Class A2, 1.62%, due 02/15/54	2,232,681
1,700,000	Benchmark Mortgage Trust, Series 2021-B23, Class A4A1, 1.82%, due 02/15/54	1,622,352
900,000	Benchmark Mortgage Trust, Series 2021-B24, Class A3, 2.01%, due 03/15/54	901,597

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
1,750,000	Benchmark Mortgage Trust, Series 2021-B24, Class A4, 2.26%, due 03/15/54	1,742,333
88,882	BRAVO Residential Funding Trust CMO, Series 2019-NQM1, Class A1, 2.67%, due 07/25/59(f) 144A	90,008
365,000	BX Commercial Mortgage Trust, Series 2018-BIOA, Class D, 1.43% (1 mo. USD LIBOR + 1.32%), due 03/15/37(b) 144A	365,518
1,596,048	BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1.03% (1 mo. USD LIBOR + 0.92%), due 10/15/36(b) 144A	1,598,998
476,000	BX Commercial Mortgage Trust, Series 2020-VKNG, Class A, 1.04% (1 mo. USD LIBOR + 0.93%), due 10/15/37(b) 144A	477,483
108,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class F, 2.66% (1 mo. USD LIBOR + 2.55%), due 12/15/37(b) 144A	108,353
1,200,000	CD Mortgage Trust, Series 2019-CD8, Class A3, 2.66%, due 08/15/57	1,208,153
994,363	CF Mortgage Trust, Series 2020-P1, Class A1, 2.84%, due 04/15/25(f) 144A	1,016,781
700,000	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3, 3.01%, due 05/10/58	749,396
2,500,000	CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2, 2.95%, due 11/10/49	2,621,446
500,000	CIM Trust CMO, Series 2017-5, Class A3, 4.00%, due 05/25/57(f) 144A	500,498
432,185	CIM Trust CMO, Series 2017-6, Class A1, 3.02%, due 06/25/57(f) 144A	432,827
1,035,421	CIM Trust CMO, Series 2020-INV1, Class A2, 2.50%, due 04/25/50(f) 144A	1,045,060
1,091,720	CIM Trust CMO, Series 2020-J2, Class A1, 2.50%, due 01/25/51(f) 144A	1,104,331
1,772,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class A2, 2.40%, due 10/10/49	1,779,152
1,300,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A3, 2.86%, due 12/15/72	1,343,771
190,000	Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, due 05/10/36 144A	201,437
134,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.15%, due 01/10/36 144A	144,729
27,500,000	Citigroup Commercial Mortgage Trust, (IO), Series 2014-GC21, Class XB, 0.44%, due 05/10/47(f) 144A	368,153
81,309	COLT Mortgage Loan Trust CMO, Series 2020-1, Class A1, 2.49%, due 02/25/50(f) 144A	82,142
572,897	COLT Trust CMO, Series 2020-RPL1, Class A1, 1.39%, due 01/25/65(f) 144A	568,322
235,000	Commercial Mortgage Trust, Series 2013-300P, Class D, 4.39%, due 08/10/30(f) 144A	243,979
714,112	Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.94%, due 01/10/46	738,059
971,437	Commercial Mortgage Trust, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	1,036,795
862,000	Commercial Mortgage Trust, Series 2015-CR27, Class A4, 3.61%, due 10/10/48	943,699
223,000	Commercial Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, due 02/10/37 144A	226,963
355,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1.71% (1 mo. USD LIBOR + 1.60%), due 05/15/36(b) 144A	355,727
512,907	Credit Suisse Mortgage Trust, Series 2020-11R, 1.00%, due 04/28/38(j)	512,907
610	Credit Suisse Mortgage Trust CMO, Series 2017-HL1, Class A3, 3.50%, due 06/25/47(f) 144A	610
366,209	Credit Suisse Mortgage Trust CMO, Series 2018-RPL9, Class A, 3.85%, due 09/25/57(f) 144A	390,165
219,377	Credit Suisse Mortgage Trust CMO, Series 2019-AFC1, Class A1, 2.57%, due 07/25/49(e) 144A	222,751

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
290,234	Credit Suisse Mortgage Trust CMO, Series 2020-AFC1, Class A1, 2.24%, due 02/25/50(f) 144A	294,876
344,505	Credit Suisse Mortgage Trust CMO, Series 2020-RPL6, Class A1, 2.69%, due 03/25/59(f) 144A	349,368
482,000	Credit Suisse Mortgage Trust CMO, Series 2021-NQM2, Class A1, 1.18%, due 02/25/66(f) 144A	485,614
1,100,000	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3, 3.13%, due 06/15/50	1,154,928
775,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4, 3.19%, due 11/15/50	807,023
1,050,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A3, 2.72%, due 12/15/52	1,076,698
1,900,000	CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A2, 2.49%, due 03/15/54	1,906,869
249,534	Ellington Financial Mortgage Trust CMO, Series 2021-1, Class A1, 0.80%, due 02/25/66(f) 144A	249,166
693,931	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-3, Class MA, 3.50%, due 08/25/57	745,303
2,646,796	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-4, Class MA, 3.50%, due 03/25/58	2,845,480
1,132,615	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-1, Class MA, 3.50%, due 07/25/58	1,218,551
1,945,024	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-2, Class MA, 3.50%, due 08/25/58	2,095,471
1,384,212	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-1, Class MA, 2.50%, due 08/25/59	1,439,942
223,309	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-2, Class MA, 2.00%, due 11/25/59	228,809
141,198	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2017-DNA3, Class M1, 0.86% (1 mo. USD LIBOR + 0.75%), due 03/25/30(b)	141,363
685	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2018-DNA3, Class M1, 0.86% (1 mo. USD LIBOR + 0.75%), due 09/25/48(b) 144A	685
362,417	FHLMC Structured Agency Credit Risk Debt Notes REMIC CMO, Series 2020-HQA3, Class M2, 3.71% (1 mo. USD LIBOR + 3.60%), due 07/25/50(b) 144A	367,225
655,469	Flagstar Mortgage Trust CMO, Series 2020-2, Class A2, 3.00%, due 08/01/50(f) 144A	658,084
671,713	Flagstar Mortgage Trust CMO, Series 2021-1, Class A2, 2.50%, due 02/01/51(f) 144A	679,049
682,133	GCAT LLC CMO, Series 2019-4, Class A1, 3.23%, due 11/26/49(e) 144A	693,376
218,429	GCAT LLC CMO, Series 2019-NQM1, Class A1, 2.99%, due 02/25/59(e) 144A	219,421
283,428	GCAT LLC CMO, Series 2020-NQM1, Class A1, 2.25%, due 01/25/60(e) 144A	289,484
453,542	GCAT LLC CMO, Series 2021-NQM1, Class A1, 0.87%, due 01/25/66(e) 144A	457,045
450,000	GS Mortgage Securities Corp. Trust, Series 2021-RENT, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), due 11/21/35(b) 144A	450,391
856,423	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, due 05/10/45	861,876
872,203	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	921,414
300,000	GS Mortgage Securities Trust, Series 2019-GC40, Class A2, 2.97%, due 07/10/52	315,498
1,600,000	GS Mortgage Securities Trust, Series 2020-GC47, Class A4, 2.12%, due 05/12/53	1,579,783
1,062,000	GS Mortgage Securities Trust, Series 2020-GSA2, Class A5, 2.01%, due 12/12/53	1,022,280
1,143,000	GS Mortgage Securities Trust, Series 2020-GSA2, Class AAB, 1.66%, due 12/12/53	1,136,221
196,000	GS Mortgage Securities Trust, Series 2020-UPTN, Class A, 2.75%, due 02/10/37 144A	202,875

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
146,524	GS Mortgage-Backed Securities Trust CMO, Series 2020-NQM1, Class A1, 1.38%, due 09/27/60(f) 144A	147,206
2,113,833	GS Mortgage-Backed Securities Trust CMO, Series 2021-PJ2, Class A2, 2.50%, due 07/25/51(f) 144A	2,142,903
170,000	IMT Trust, Series 2017-APTS, Class CFX, 3.50%, due 06/15/34(f) 144A	178,308
215,000	Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.17%, due 05/15/48(f) 144A	225,582
1,725,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3, 3.67%, due 04/15/47	1,728,851
246,531	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A2, 2.82%, due 11/15/48	246,440
700,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A, 2.88%, due 06/15/49	726,105
1,292,657	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, due 03/15/50	1,380,352
42,894	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.72%, due 02/15/46 144A	42,856
1,449,919	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4, 2.69%, due 04/15/46	1,493,456
742,213	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3, 2.56%, due 08/15/49	770,821
1,600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, due 07/15/50	1,671,665
938,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A2, 3.15%, due 06/13/52	984,256
216,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class AFX, 2.81%, due 01/16/37 144A	222,490
41,747	JPMorgan Mortgage Trust CMO, Series 2016-4, Class A5, 3.50%, due 10/25/46(f) 144A	41,843
163,947	JPMorgan Mortgage Trust CMO, Series 2017-2, Class A5, 3.50%, due 05/25/47(f) 144A	164,453
1,980,350	JPMorgan Mortgage Trust CMO, Series 2021-3, Class A3, 2.50%, due 07/01/51(f) 144A	2,007,584
193,000	KNDL Mortgage Trust, Series 2019-KNSQ, Class D, 1.46% (1 mo. USD LIBOR + 1.35%), due 05/15/36(b) 144A	193,195
805,284	Legacy Mortgage Asset Trust CMO, Series 2019-PRI, Class A1, 3.86%, due 09/25/59(e) 144A	847,583
274,058	Legacy Mortgage Asset Trust CMO, Series 2020-GS1, Class A1, 2.88%, due 10/25/59(e) 144A	277,185
98,595	Legacy Mortgage Asset Trust CMO, Series 2021-GS1, Class A1, 1.89%, due 10/25/66(e) 144A	99,301
379,000	Life Mortgage Trust, Series 2021-BMR, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), due 03/15/38(b) 144A	379,824
295,000	Life Mortgage Trust, Series 2021-BMR, Class D, 1.51% (1 mo. USD LIBOR + 1.40%), due 03/15/38(b) 144A	296,064
435,000	Mello Warehouse Securitization Trust CMO, Series 2020-1, Class A, 1.01% (1 mo. USD LIBOR + 0.90%), due 10/25/53(b) 144A	435,519
600,000	Mello Warehouse Securitization Trust CMO, Series 2021-1, Class A, 0.81% (1 mo. USD LIBOR + 0.70%), due 02/25/55(b) 144A	600,553
880,005	MetLife Securization Trust CMO, Series 2020-INV1, Class A2A, 2.50%, due 05/25/50(f) 144A	888,723

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
118,017	MFA Trust CMO, Series 2020-NQM1, Class A1, 1.48%, due 03/25/65(f) 144A	119,270
246,995	MFA Trust CMO, Series 2020-NQM3, Class A1, 1.01%, due 01/26/65(f) 144A	247,143
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	103,443
1,737,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.31%, due 04/15/48	1,863,743
800,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.73%, due 05/15/48	878,812
2,204,000	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class A4, 3.81%, due 12/15/48	2,431,400
1,600,000	Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3, 2.53%, due 08/15/49	1,671,803
212,000	Morgan Stanley Capital I Trust, Series 2017-CLS, Class D, 1.51% (1 mo. USD LIBOR + 1.40%), due 11/15/34(b) 144A	212,213
2,600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A3, 3.16%, due 06/15/52	2,745,595
980,000	Morgan Stanley Capital I Trust, Series 2020-HR8, Class A4, 2.04%, due 07/15/53	953,788
870,331	MRA Issuance Trust CMO, Series 2020-15, Class A, 1.62% (1 mo. USD LIBOR + 1.50%), due 07/15/21(b) 144A	871,249
95,000	Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class D, 3.79%, due 11/15/32(f) 144A	96,495
165,000	Natixis Commercial Mortgage Securities Trust, Series 2018-ALXA, Class C, 4.32%, due 01/15/43(f) 144A	170,052
131,156	New Residential Mortgage Loan Trust CMO, Series 2018-4A, Class A1S, 0.86% (1 mo. USD LIBOR + 0.75%), due 01/25/48(b) 144A	131,728
9,074	Oaktown Re III, Ltd. CMO, Series 2019-1A, Class M1A, 1.51% (1 mo. USD LIBOR + 1.40%), due 07/25/29(b) 144A	9,088
137,254	Oaktown Re IV, Ltd. CMO, Series 2020-1A, Class M1B, 4.86% (1 mo. USD LIBOR + 4.75%), due 07/25/30(b) 144A	138,427
248,933	OBX Trust CMO, Series 2020-EXP2, Class A3, 2.50%, due 05/25/60(f) 144A	253,196
804,992	PMT Credit Risk Transfer Trust CMO, Series 2020-2R, Class A, 3.92% (1 mo. USD LIBOR + 3.82%), due 12/25/22(b) 144A	822,933
545,801	Provident Funding Mortgage Trust CMO, Series 2020-F1, Class A2, 2.00%, due 01/25/36(f) 144A	556,113
12,953	Radnor RE, Ltd. CMO, Series 2018-1, Class M1, 1.51% (1 mo. USD LIBOR + 1.40%), due 03/25/28(b) 144A	12,956
200,000	Radnor RE, Ltd. CMO, Series 2020-1, Class M1B, 1.56% (1 mo. USD LIBOR + 1.45%), due 02/25/30(b) 144A	195,352
1,303,884	Sequoia Mortgage Trust CMO, Series 2020-3, Class A4, 3.00%, due 04/25/50(f) 144A	1,326,129
2,103,333	Sequoia Mortgage Trust CMO, Series 2021-1, Class A1, 2.50%, due 03/25/51(f) 144A	2,129,526
113,949	Starwood Mortgage Residential Trust CMO, Series 2020-1, Class A1, 2.28%, due 02/25/50(f) 144A	116,188
265,789	Starwood Mortgage Residential Trust CMO, Series 2020-3, Class A1, 1.49%, due 04/25/65(f) 144A	268,949
930,000	Station Place Securitization Trust CMO, Series 2020-10, Class A, 1.61% (1 mo. USD LIBOR + 1.50%), due 05/20/21(b) 144A	931,167
690,000	Station Place Securitization Trust CMO, Series 2021-WL1, Class A, 0.76% (1 mo. USD LIBOR + 0.65%), due 01/26/54(b) 144A	690,646
132,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.40%, due 10/25/53(f) 144A	140,248
265,000	Towd Point Mortgage Trust, Series 2015-2, Class 1M2, 3.50%, due 11/25/60(f) 144A	279,334
111,812	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, due 10/25/56(f) 144A	113,774
479,392	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, due 01/25/58(f) 144A	494,274

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
173,411	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.75%, due 05/25/58(f) 144A	182,799
336,479	Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.00%, due 06/25/58(f) 144A	351,485
65,899	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25%, due 07/25/58(f) 144A	67,673
338,398	Towd Point Mortgage Trust, Series 2018-6, Class A1A, 3.75%, due 03/25/58(f) 144A	351,849
319,757	Towd Point Mortgage Trust, Series 2019-1, Class A1, 3.73%, due 03/25/58(f) 144A	339,209
271,422	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.90%, due 10/25/59(f) 144A	283,953
65,240	Towd Point Mortgage Trust, Series 2019-HY3, Class A1A, 1.11% (1 mo. USD LIBOR + 1.00%), due 10/25/59(b) 144A	65,880
362,022	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75%, due 10/25/60 144A	367,990
675,000	UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB, 3.26%, due 08/15/50	727,011
2,624,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.53%, due 05/10/63	2,693,156
2,075,852	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, due 08/10/49	2,133,484
313,657	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3, 2.92%, due 03/10/46	320,926
1,523,797	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, due 01/10/45	1,533,045
173,007	Verus Securitization Trust CMO, Series 2020-5, Class A1, 1.22%, due 05/25/65(e) 144A	173,536
365,015	Verus Securitization Trust CMO, Series 2021-R1, Class A1, 0.82%, due 10/25/63(f) 144A	365,211
11,057	WaMu Mortgage Pass Through Certificates CMO, Series 2003-AR9, Class 1A7, 2.77%, due 09/25/33(f)	11,187
1,500,000	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2, 2.40%, due 08/15/49	1,539,882
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3, 2.64%, due 11/15/49	3,139,909
950,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, 3.19%, due 07/15/50	1,020,963
1,400,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A4, 3.37%, due 03/15/50	1,521,526
1,605,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class A3, 1.94%, due 06/15/53	1,605,460
367,442	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.90%, due 06/15/44(f) 144A	368,990

		134,568,301

	Mortgage Backed Securities - U.S. Government Agency Obligations — 23.7%
330,825	FHLMC Gold, Pool # A89870, 4.50%, due 11/01/39	371,416
235,714	FHLMC Gold, Pool # A96970, 4.00%, due 02/01/41	258,756
442,783	FHLMC Gold, Pool # C91908, 3.00%, due 01/01/37	465,883
342,977	FHLMC Gold, Pool # G06231, 4.00%, due 12/01/40	377,559
193,828	FHLMC Gold, Pool # G06409, 6.00%, due 11/01/39	231,840
98,787	FHLMC Gold, Pool # G06875, 5.50%, due 12/01/38	115,747
363,991	FHLMC Gold, Pool # G07021, 5.00%, due 09/01/39	423,649
466,276	FHLMC Gold, Pool # G08537, 3.00%, due 07/01/43	494,112
352,424	FHLMC Gold, Pool # G08672, 4.00%, due 10/01/45	385,024
496,743	FHLMC Gold, Pool # G08726, 3.00%, due 10/01/46	525,533

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
102,467	FHLMC Gold, Pool # G08735, 4.50%, due 10/01/46	113,590
44,985	FHLMC Gold, Pool # G08748, 3.50%, due 02/01/47	47,971
706,787	FHLMC Gold, Pool # G08749, 4.00%, due 02/01/47	765,853
396,216	FHLMC Gold, Pool # G08771, 4.00%, due 07/01/47	428,182
361,904	FHLMC Gold, Pool # G08786, 4.50%, due 10/01/47	397,086
162,795	FHLMC Gold, Pool # G16177, 2.00%, due 01/01/32	167,560
1,092,290	FHLMC Gold, Pool # G16634, 3.00%, due 10/01/31	1,163,620
1,040,329	FHLMC Gold, Pool # G60722, 3.00%, due 10/01/46	1,100,253
464,483	FHLMC Gold, Pool # G60767, 3.50%, due 10/01/46	501,389
227,366	FHLMC Gold, Pool # G60788, 3.50%, due 12/01/46	244,953
1,010,840	FHLMC Gold, Pool # G60804, 4.50%, due 05/01/42	1,124,975
1,258,232	FHLMC Gold, Pool # G60934, 3.50%, due 06/01/45	1,367,525
1,467,035	FHLMC Gold, Pool # G60985, 3.00%, due 05/01/47	1,552,172
890,496	FHLMC Gold, Pool # G61748, 3.50%, due 11/01/48	960,781
478,690	FHLMC Gold, Pool # G61995, 4.00%, due 11/01/44	530,047
98,047	FHLMC Gold, Pool # J16432, 3.50%, due 08/01/26	104,687
111,463	FHLMC Gold, Pool # J17763, 3.50%, due 01/01/27	118,995
331,203	FHLMC Gold, Pool # J24414, 2.50%, due 06/01/28	347,122
396,131	FHLMC Gold, Pool # J34888, 2.50%, due 07/01/31	415,494
761,081	FHLMC Gold, Pool # Q09224, 4.00%, due 07/01/42	844,569
133,639	FHLMC Gold, Pool # Q11218, 3.50%, due 09/01/42	144,525
293,822	FHLMC Gold, Pool # Q12052, 3.50%, due 10/01/42	318,660
701,995	FHLMC Gold, Pool # Q12862, 3.50%, due 11/01/42	762,897
300,963	FHLMC Gold, Pool # Q17792, 3.50%, due 05/01/43	327,260
819,974	FHLMC Gold, Pool # Q36815, 4.00%, due 10/01/45	895,781
762,748	FHLMC Gold, Pool # Q41918, 3.50%, due 07/01/46	816,753
761,481	FHLMC Gold, Pool # Q42618, 3.00%, due 08/01/46	801,790
968,827	FHLMC Gold, Pool # Q44455, 3.50%, due 11/01/46	1,044,564
313,039	FHLMC Gold, Pool # Q44963, 3.50%, due 12/01/46	335,185
958,603	FHLMC Gold, Pool # Q45741, 3.50%, due 01/01/47	1,036,088
106,814	FHLMC Gold, Pool # Q49494, 4.50%, due 07/01/47	117,605
312,565	FHLMC Gold, Pool # Q52312, 4.00%, due 11/01/47	336,831
359,216	FHLMC Gold, Pool # Q54957, 4.00%, due 03/01/48	390,850
250,116	FHLMC Gold, Pool # V60565, 3.00%, due 06/01/29	265,952
620,892	FHLMC Gold, Pool # V60599, 3.00%, due 09/01/29	660,217
829,055	FHLMC Gold, Pool # V82292, 4.00%, due 04/01/46	911,770
44,305	FHLMC Gold, Pool # V82515, 3.50%, due 06/01/46	47,639
278,701	FHLMC Gold, Pool # V82848, 3.00%, due 12/01/46	295,326
550,000	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class AM, 3.17%, due 09/25/26(f)	601,795
1,800,000	FHLMC Multifamily Structured Pass Through Certificates, Series K069, Class AM, 3.25%, due 09/25/27(f)	1,980,733
725,000	FHLMC Multifamily Structured Pass Through Certificates, Series K077, Class AM, 3.85%, due 05/25/28(f)	828,930
913,000	FHLMC Multifamily Structured Pass Through Certificates, Series K086, Class A2, 3.86%, due 11/25/28(f)	1,048,712
1,840,000	FHLMC Multifamily Structured Pass Through Certificates, Series K076, Class AM, 3.90%, due 04/25/28	2,092,372
1,211,000	FHLMC Multifamily Structured Pass Through Certificates, Series K081, Class A2, 3.90%, due 08/25/28(f)	1,394,533

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
200,000	FHLMC Multifamily Structured Pass Through Certificates, Series K086, Class AM, 3.92%, due 12/25/28(f)	229,784
900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K157, Class A2, 3.99%, due 05/25/33(f)	1,054,178
325,000	FHLMC Multifamily Structured Pass Through Certificates, Series K083, Class AM, 4.03%, due 10/25/28(f)	376,241
870,000	FHLMC Multifamily Structured Pass Through Certificates, Series K085, Class A2, 4.06%, due 10/25/28(f)	1,007,862
24,538,743	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K025, Class X1, 0.79%, due 10/25/22(f) 144A	230,490
1,201,212	FHLMC Non Gold, Pool # 841085, 2.70% (12 mo. USD LIBOR + 1.63%), due 09/01/47(b)	1,260,856
1,572,010	FHLMC Non Gold, Pool # 841088, 2.77% (12 mo. USD LIBOR + 1.65%), due 01/01/49(b)	1,645,205
64,085	FHLMC Reference REMIC CMO, Series R007, Class ZA, 6.00%, due 05/15/36	75,573
1,256,133	FHLMC REMIC CMO, Series 4739, Class Z, 3.50%, due 11/15/47	1,346,367
1,581,532	FNMA, Pool # BM6482, 2.59% (12 mo. USD LIBOR + 1.58%), due 04/01/47(b)	1,654,668
778,034	FNMA REMIC CMO, Series 2011-59, Class NZ, 5.50%, due 07/25/41	872,067
11,950	FNMA REMIC CMO, Series 2012-28, Class B, 6.50%, due 06/25/39	13,111
565,509	FNMA-ACES, Series 2019-M25, Class AV1, 2.05%, due 12/25/26	576,706
1,139,797	FNMA-ACES, Series 2019-M22, Class A1, 2.10%, due 08/25/29	1,187,031
1,692,171	FNMA-ACES, Series 2015-M10, Class A2, 3.09%, due 04/25/27(f)	1,842,234
259,988	FNMA-ACES, Series 2018-M10, Class A1, 3.37%, due 07/25/28(f)	283,545
424,942	GNMA I, Pool # 734152, 4.00%, due 01/15/41	470,812
2,523,756	GNMA I, Pool # 784369, 4.00%, due 08/15/45	2,829,415
305,997	GNMA I, Pool # 784605, 4.50%, due 01/15/42	345,020
206,282	GNMA I, Pool # AL8626, 3.00%, due 08/15/45	215,799
209,602	GNMA II, Pool # 004636, 4.50%, due 02/20/40	235,165
37,516	GNMA II, Pool # 004678, 4.50%, due 04/20/40	42,092
244,749	GNMA II, Pool # 004833, 4.00%, due 10/20/40	271,214
220,591	GNMA II, Pool # 004977, 4.00%, due 03/20/41	244,904
553,167	GNMA II, Pool # 004978, 4.50%, due 03/20/41	620,644
860,431	GNMA II, Pool # 005055, 4.50%, due 05/20/41	965,393
31,985	GNMA II, Pool # 783637, 3.00%, due 06/20/42	34,078
4,401,032	GNMA II, Pool # 785283, 2.50%, due 01/20/51	4,606,900
892,052	GNMA II, Pool # 796468, 4.00%, due 09/20/42	969,549
1,039,119	GNMA II, Pool # AV9421, 3.50%, due 11/20/46	1,138,254
770,436	GNMA II, Pool # AY7555, 3.50%, due 04/20/47	844,015
322,959	GNMA II, Pool # MA0462, 3.50%, due 10/20/42	350,403
46,642	GNMA II, Pool # MA0624, 3.00%, due 12/20/42	49,802
212,922	GNMA II, Pool # MA0625, 3.50%, due 12/20/42	231,323
119,246	GNMA II, Pool # MA0698, 3.00%, due 01/20/43	127,378
407,519	GNMA II, Pool # MA0851, 3.00%, due 03/20/43	433,878
329,093	GNMA II, Pool # MA0852, 3.50%, due 03/20/43	357,534
69,406	GNMA II, Pool # MA1156, 3.00%, due 07/20/43	73,878
248,553	GNMA II, Pool # MA1376, 4.00%, due 10/20/43	271,686
96,011	GNMA II, Pool # MA1599, 3.00%, due 01/20/44	102,252
238,442	GNMA II, Pool # MA2371, 3.50%, due 11/20/44	255,970
186,979	GNMA II, Pool # MA2372, 4.00%, due 11/20/44	206,632

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
180,209	GNMA II, Pool # MA2825, 3.00%, due 05/20/45	190,705
418,232	GNMA II, Pool # MA3310, 3.50%, due 12/20/45	448,298
171,182	GNMA II, Pool # MA3377, 4.00%, due 01/20/46	187,798
251,464	GNMA II, Pool # MA3455, 4.00%, due 02/20/46	276,193
462,586	GNMA II, Pool # MA3456, 4.50%, due 02/20/46	517,862
429,180	GNMA II, Pool # MA3596, 3.00%, due 04/20/46	453,342
849,289	GNMA II, Pool # MA3803, 3.50%, due 07/20/46	904,675
604,354	GNMA II, Pool # MA3873, 3.00%, due 08/20/46	640,171
990,962	GNMA II, Pool # MA3936, 3.00%, due 09/20/46	1,045,074
285,695	GNMA II, Pool # MA4004, 3.50%, due 10/20/46	305,788
164,688	GNMA II, Pool # MA4071, 4.50%, due 11/20/46	184,700
130,142	GNMA II, Pool # MA4125, 2.50%, due 12/20/46	135,094
254,991	GNMA II, Pool # MA4263, 4.00%, due 02/20/47	276,823
327,243	GNMA II, Pool # MA4510, 3.50%, due 06/20/47	348,100
373,957	GNMA II, Pool # MA4585, 3.00%, due 07/20/47	395,175
375,879	GNMA II, Pool # MA4586, 3.50%, due 07/20/47	400,119
1,023,664	GNMA II, Pool # MA4720, 4.00%, due 09/20/47	1,105,109
293,630	GNMA II, Pool # MA4838, 4.00%, due 11/20/47	317,624
1,142,238	GNMA II, Pool # MA5019, 3.50%, due 02/20/48	1,219,753
155,627	GNMA II, Pool # MA5021, 4.50%, due 02/20/48	168,604
51,436	GNMA II, Pool # MA5079, 4.50%, due 03/20/48	56,174
325,099	GNMA II, Pool # MA5397, 3.50%, due 08/20/48	344,606
350,606	GNMA II, Pool # MA5466, 4.00%, due 09/20/48	378,285
312,626	GNMA II, Pool # MA5467, 4.50%, due 09/20/48	340,503
148,261	GNMA II, Pool # MA5530, 5.00%, due 10/20/48	162,597
199,072	GNMA II, Pool # MA5762, 3.50%, due 02/20/49	211,196
214,968	GNMA II, Pool # MA5817, 4.00%, due 03/20/49	230,288
581,024	GNMA II, Pool # MA5874, 3.00%, due 04/20/49	606,381
1,345,606	GNMA II, Pool # MA6090, 3.50%, due 08/20/49	1,420,793
454,292	GNMA II, Pool # MA6338, 3.00%, due 12/20/49	473,478
1,331,153	GNMA II, Pool # MA6710, 3.00%, due 06/20/50	1,387,684
495,317	GNMA II, Pool # MA7051, 2.00%, due 12/20/50	500,195
2,500,000	GNMA TBA, 2.50%, due 04/21/51	2,577,881
322,582	UMBS, Pool # 745148, 5.00%, due 01/01/36	375,416
303,548	UMBS, Pool # 932807, 4.00%, due 09/01/40	334,735
300,160	UMBS, Pool # 983471, 5.50%, due 05/01/38	350,207
385,022	UMBS, Pool # 985184, 5.50%, due 08/01/38	451,013
252,199	UMBS, Pool # 995245, 5.00%, due 01/01/39	293,050
517,253	UMBS, Pool # AB6212, 3.00%, due 09/01/42	547,336
717,700	UMBS, Pool # AB6802, 3.50%, due 11/01/42	780,267
192,618	UMBS, Pool # AB7059, 2.50%, due 11/01/42	199,551
444,650	UMBS, Pool # AB8703, 3.00%, due 03/01/38	467,720
168,800	UMBS, Pool # AB9383, 4.00%, due 05/01/43	187,022
1,193,815	UMBS, Pool # AB9659, 3.00%, due 06/01/43	1,271,295
2,970,216	UMBS, Pool # AC3668, 4.50%, due 10/01/39	3,350,823
303,608	UMBS, Pool # AD9153, 4.50%, due 08/01/40	338,226
226,722	UMBS, Pool # AE0469, 6.00%, due 12/01/39	270,261
760,525	UMBS, Pool # AH4404, 4.00%, due 01/01/41	837,200
127,460	UMBS, Pool # AI1892, 5.00%, due 05/01/41	148,398

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
673,335	UMBS, Pool # AI4815, 4.50%, due 06/01/41	756,897
523,507	UMBS, Pool # AJ9278, 3.50%, due 12/01/41	565,836
252,722	UMBS, Pool # AJ9317, 4.00%, due 01/01/42	278,226
559,144	UMBS, Pool # AL0215, 4.50%, due 04/01/41(n)	627,438
984,839	UMBS, Pool # AL1895, 3.50%, due 06/01/42	1,070,692
568,950	UMBS, Pool # AL2466, 4.00%, due 09/01/42	634,363
614,505	UMBS, Pool # AL3000, 3.50%, due 12/01/42	668,085
735,620	UMBS, Pool # AL3316, 3.50%, due 03/01/43	799,558
925,054	UMBS, Pool # AL6663, 4.00%, due 03/01/39	1,032,912
914,673	UMBS, Pool # AL7594, 3.50%, due 08/01/45	984,388
807,979	UMBS, Pool # AL8191, 4.00%, due 12/01/45	886,107
117,857	UMBS, Pool # AO4109, 4.00%, due 06/01/42	129,968
319,917	UMBS, Pool # AQ7923, 3.00%, due 12/01/42	340,259
558,591	UMBS, Pool # AS5133, 3.50%, due 06/01/45	599,600
150,289	UMBS, Pool # AS6286, 4.00%, due 12/01/45	163,804
241,777	UMBS, Pool # AS6304, 4.00%, due 12/01/45	263,931
327,207	UMBS, Pool # AS6452, 3.50%, due 01/01/46	350,975
197,933	UMBS, Pool # AS7693, 2.00%, due 08/01/31	203,695
270,868	UMBS, Pool # AS8073, 2.50%, due 10/01/46	278,104
213,155	UMBS, Pool # AX3719, 3.50%, due 07/01/27	227,476
215,070	UMBS, Pool # AZ3743, 3.50%, due 11/01/45	231,290
337,138	UMBS, Pool # BC9468, 3.00%, due 06/01/46	356,172
863,054	UMBS, Pool # BD7043, 4.00%, due 03/01/47	937,998
540,669	UMBS, Pool # BE7192, 4.00%, due 03/01/47	590,042
756,492	UMBS, Pool # BK1023, 4.50%, due 02/01/48	830,393
563,433	UMBS, Pool # BK7611, 4.50%, due 09/01/48	615,471
983,924	UMBS, Pool # BM1573, 3.50%, due 07/01/47	1,063,243
424,973	UMBS, Pool # BM1914, 2.50%, due 08/01/31	443,503
1,208,543	UMBS, Pool # BM1972, 3.50%, due 10/01/37	1,322,401
668,588	UMBS, Pool # BM3033, 3.00%, due 10/01/47	706,268
217,987	UMBS, Pool # BM3258, 3.00%, due 02/01/47	230,975
355,738	UMBS, Pool # BM3286, 4.50%, due 11/01/47	395,134
624,073	UMBS, Pool # BM3332, 3.50%, due 01/01/48	669,302
550,702	UMBS, Pool # BM3491, 4.50%, due 01/01/38	610,264
1,000,598	UMBS, Pool # BM3641, 4.00%, due 04/01/48	1,090,456
816,936	UMBS, Pool # BM4896, 3.00%, due 02/01/47	868,226
957,762	UMBS, Pool # BM5213, 3.00%, due 07/01/45	1,010,724
326,618	UMBS, Pool # BM5293, 3.50%, due 02/01/49	344,799
717,049	UMBS, Pool # BM5694, 4.00%, due 06/01/48	769,963
211,008	UMBS, Pool # BM5874, 4.00%, due 01/01/48	228,953
279,557	UMBS, Pool # BM5950, 3.00%, due 11/01/48	293,931
1,701,192	UMBS, Pool # BN6216, 4.50%, due 03/01/49	1,873,069
59,511	UMBS, Pool # BO0988, 3.50%, due 07/01/49	62,834
498,258	UMBS, Pool # BO1420, 3.50%, due 09/01/49	526,064
297,682	UMBS, Pool # BO1439, 3.00%, due 10/01/49	310,634
889,815	UMBS, Pool # BO5387, 3.50%, due 12/01/49	944,485
851,298	UMBS, Pool # BP2898, 4.00%, due 03/01/50	929,666
847,121	UMBS, Pool # BP3048, 3.00%, due 03/01/50	888,524
616,787	UMBS, Pool # BP5462, 2.50%, due 06/01/50	634,620

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
480,250	UMBS, Pool # BP5568, 3.00%, due 06/01/50	501,066
1,882,473	UMBS, Pool # BP6618, 2.50%, due 08/01/50	1,933,725
995,272	UMBS, Pool # BQ3132, 2.00%, due 10/01/50	993,337
826,296	UMBS, Pool # BQ3138, 2.50%, due 10/01/50	851,311
1,969,941	UMBS, Pool # CA0623, 4.50%, due 10/01/47	2,162,846
884,482	UMBS, Pool # CA0655, 3.50%, due 11/01/47	950,924
108,729	UMBS, Pool # CA3828, 4.00%, due 07/01/49	118,366
1,571,191	UMBS, Pool # CA3986, 5.00%, due 08/01/49	1,748,996
400,213	UMBS, Pool # CA4149, 3.00%, due 09/01/49	426,119
744,713	UMBS, Pool # CA4546, 3.00%, due 11/01/49	779,733
1,241,286	UMBS, Pool # CA4831, 4.50%, due 12/01/49	1,365,134
883,884	UMBS, Pool # CA5571, 4.00%, due 04/01/50	959,846
4,059,516	UMBS, Pool # CA6738, 3.00%, due 08/01/50	4,275,745
917,982	UMBS, Pool # CA6871, 2.50%, due 08/01/35	966,574
2,160,427	UMBS, Pool # CA6872, 2.50%, due 08/01/35	2,257,510
1,715,531	UMBS, Pool # CA7030, 2.50%, due 09/01/50	1,780,408
4,937,561	UMBS, Pool # CA8062, 2.50%, due 12/01/50	5,093,973
1,250,387	UMBS, Pool # FM0030, 3.00%, due 02/01/49	1,308,522
412,431	UMBS, Pool # FM1001, 3.50%, due 11/01/48	436,492
467,059	UMBS, Pool # FM1266, 5.00%, due 07/01/49	520,556
174,308	UMBS, Pool # FM1347, 3.00%, due 12/01/48	184,021
1,009,593	UMBS, Pool # FM1467, 3.00%, due 12/01/47	1,066,797
642,011	UMBS, Pool # FM1588, 3.00%, due 10/01/49	678,644
382,889	UMBS, Pool # FM1715, 3.00%, due 12/01/45	402,576
370,396	UMBS, Pool # FM1790, 3.00%, due 11/01/49	394,373
348,483	UMBS, Pool # FM1864, 3.00%, due 11/01/49	366,180
142,813	UMBS, Pool # FM2109, 3.50%, due 12/01/49	150,585
4,295,372	UMBS, Pool # FM2217, 3.00%, due 03/01/47	4,573,516
2,852,056	UMBS, Pool # FM2226, 3.00%, due 09/01/46	3,036,857
824,749	UMBS, Pool # FM2336, 4.00%, due 01/01/50	893,029
3,279,517	UMBS, Pool # FM2385, 3.00%, due 09/01/48	3,430,545
1,091,322	UMBS, Pool # FM2461, 3.50%, due 03/01/50	1,152,716
1,002,248	UMBS, Pool # FM2570, 4.50%, due 04/01/48	1,121,799
852,507	UMBS, Pool # FM2674, 4.00%, due 03/01/50	922,909
1,833,858	UMBS, Pool # FM3889, 3.00%, due 07/01/50	1,918,552
817,732	UMBS, Pool # FM4154, 2.00%, due 09/01/50	816,648
1,018,831	UMBS, Pool # FM4330, 2.50%, due 10/01/50	1,050,978
961,877	UMBS, Pool # FM4350, 2.00%, due 09/01/50	963,572
2,092,290	UMBS, Pool # FM4583, 2.00%, due 10/01/50	2,097,968
75,000	UMBS, Pool # FM5035, 4.00%, due 07/01/50	80,262
3,405,370	UMBS, Pool # FM5721, 3.00%, due 12/01/40	3,581,931
1,277,012	UMBS, Pool # FM5983, 2.00%, due 02/01/51	1,275,920
2,479,903	UMBS, Pool # FM5996, 4.50%, due 03/01/49	2,715,006
2,402,175	UMBS, Pool # FM6133, 3.50%, due 08/01/50	2,563,618
2,496,000	UMBS, Pool # FM6497, 2.00%, due 03/01/51	2,493,480
1,565,473	UMBS, Pool # FM6585, 3.50%, due 11/01/40	1,662,597
181,576	UMBS, Pool # MA2781, 2.50%, due 10/01/46	186,950
195,682	UMBS, Pool # MA3087, 3.50%, due 08/01/47	207,607
180,657	UMBS, Pool # MA3155, 3.00%, due 10/01/32	190,785

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
658,006	UMBS, Pool # MA3182, 3.50%, due 11/01/47	698,159
336,725	UMBS, Pool # MA3211, 4.00%, due 12/01/47	363,636
212,924	UMBS, Pool # MA3238, 3.50%, due 01/01/48	225,849
567,254	UMBS, Pool # MA3332, 3.50%, due 04/01/48	601,343
207,357	UMBS, Pool # MA3364, 3.50%, due 05/01/33	222,380
149,489	UMBS, Pool # MA3385, 4.50%, due 06/01/48	162,726
550,341	UMBS, Pool # MA3414, 3.50%, due 07/01/48	582,792
179,852	UMBS, Pool # MA3442, 3.50%, due 08/01/48	189,997
159,787	UMBS, Pool # MA3521, 4.00%, due 11/01/48	171,442
1,380,798	UMBS, Pool # MA3871, 3.00%, due 12/01/49	1,438,451
1,091,353	UMBS, Pool # MA3937, 3.00%, due 02/01/50	1,137,185
263,631	UMBS, Pool # MA3960, 3.00%, due 03/01/50	274,703
925,000	UMBS, Pool # MA3962, 4.00%, due 03/01/50	992,455
971,714	UMBS, Pool # MA4048, 3.00%, due 06/01/50	1,012,605
1,981,777	UMBS, Pool # MA4158, 2.00%, due 10/01/50	1,977,944
499,994	UMBS, Pool # MA4181, 1.50%, due 11/01/50	483,616
461,966	UMBS, Pool # MA4204, 2.00%, due 12/01/40	467,908
678,137	UMBS, Pool # MA4232, 2.00%, due 01/01/41	686,860
497,860	UMBS, Pool # MA4237, 2.00%, due 01/01/51	496,898
996,125	UMBS, Pool # MA4255, 2.00%, due 02/01/51	994,187
683,711	UMBS, Pool # MA4268, 2.00%, due 02/01/41	692,526
1,500,001	UMBS, Pool # MA4280, 1.50%, due 03/01/51	1,450,798
3,044,377	UMBS, Pool # QA6328, 3.00%, due 01/01/50	3,175,571
1,728,932	UMBS, Pool # QA6367, 3.00%, due 01/01/50	1,825,467
1,342,686	UMBS, Pool # QA7234, 3.00%, due 02/01/50	1,398,381
956,133	UMBS, Pool # QA8518, 3.00%, due 04/01/50	1,006,695
319,555	UMBS, Pool # QB0220, 3.00%, due 06/01/50	333,325
1,140,286	UMBS, Pool # QB4847, 2.50%, due 10/01/50	1,172,901
1,164,875	UMBS, Pool # QB6476, 2.50%, due 12/01/50	1,198,663
1,661,308	UMBS, Pool # RA1741, 3.50%, due 11/01/49	1,758,576
2,468,075	UMBS, Pool # RA1776, 3.00%, due 12/01/49	2,603,686
2,165,412	UMBS, Pool # RA1860, 3.00%, due 12/01/49	2,259,134
124,189	UMBS, Pool # RA1878, 3.50%, due 12/01/49	131,057
1,017,023	UMBS, Pool # RA2572, 3.50%, due 05/01/50	1,089,443
3,000,975	UMBS, Pool # RA2790, 2.50%, due 06/01/50	3,081,754
2,873,437	UMBS, Pool # RA2853, 2.50%, due 06/01/50	2,950,204
861,622	UMBS, Pool # RA3206, 2.00%, due 08/01/50	862,430
1,189,514	UMBS, Pool # RA3607, 3.00%, due 09/01/50	1,262,938
1,204,024	UMBS, Pool # SD0100, 3.00%, due 10/01/49	1,266,829
245,855	UMBS, Pool # SD7523, 2.50%, due 08/01/50	253,563
7,010,037	UMBS, Pool # SD7526, 2.50%, due 10/01/50	7,227,440
6,716	UMBS, Pool # SD8025, 3.50%, due 11/01/49	7,088
5,850,522	UMBS, Pool # SD8090, 2.00%, due 09/01/50	5,839,208
499,849	UMBS, Pool # SD8104, 1.50%, due 11/01/50	483,475
497,467	UMBS, Pool # SD8113, 2.00%, due 12/01/50	496,501
7,261,278	UMBS, Pool # SD8129, 2.50%, due 02/01/51	7,457,590
4,373,969	UMBS, Pool # SD8141, 2.50%, due 04/01/51	4,490,825
71,405	UMBS, Pool # ZA7040, 3.50%, due 06/01/49	75,960
1,187,546	UMBS, Pool # ZM1609, 3.50%, due 09/01/46	1,275,094

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
541,113	UMBS, Pool # ZS4727, 4.00%, due 07/01/47	584,621
342,266	UMBS, Pool # ZS4760, 4.00%, due 03/01/48	369,452
670,781	UMBS, Pool # ZT0657, 6.00%, due 07/01/40	802,466
485,588	UMBS, Pool # ZT1748, 5.00%, due 01/01/49	540,143
1,431,139	UMBS, Pool # ZT2100, 3.00%, due 04/01/47	1,504,886
15,600,000	UMBS TBA, 2.00%, due 04/14/51	15,555,211
500,000	UMBS TBA, 2.00%, due 05/13/51	497,647
8,225,000	UMBS TBA, 2.50%, due 04/14/51	8,434,963
6,000,000	UMBS TBA, 2.50%, due 05/13/51	6,140,273

		296,757,849

	Municipal Obligations — 0.9%
60,000	Alabama Economic Settlement Authority, 4.26%, due 09/15/32	67,490
165,000	Bay Area Toll Authority, 2.57%, due 04/01/31	170,597
300,000	Bay Area Toll Authority, 6.26%, due 04/01/49	464,213
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14(i)	117,075
601,000	Florida State Board of Administration Finance Corp., 1.71%, due 07/01/27	603,564
715,000	Michigan Finance Authority, 2.37%, due 09/01/49(f)	729,090
359,000	Municipal Electric Authority of Georgia, 6.64%, due 04/01/57	514,255
327,000	New Jersey Transportation Trust Fund Authority, 4.08%, due 06/15/39	344,996
25,000	New Jersey Transportation Trust Fund Authority, 4.13%, due 06/15/42	26,227
1,350,000	New York State Urban Development Corp., 5.77%, due 03/15/39	1,647,414
2,195,000	Port Authority of New York & New Jersey, 1.09%, due 07/01/23	2,228,183
1,488,000	State Board of Administration Finance Corp., 1.26%, due 07/01/25	1,502,421
885,000	State of California, 7.50%, due 04/01/34	1,375,106
555,000	State of California, General Obligation, 7.55%, due 04/01/39	897,621
695,000	State of Illinois, General Obligation, 5.00%, due 11/01/22	740,964
105,000	University of Virginia, 4.18%, due 09/01/17(i)	120,174

		11,549,390

	Sovereign Debt Obligations — 0.5%
1,267,000	Argentine Republic Government International Bond, 0.13%, due 07/09/41(e)	439,953
200,000	Bermuda Government International Bond, 2.38%, due 08/20/30 144A	196,500
200,000	Colombia Government International Bond, 5.00%, due 06/15/45	213,380
135,000	Colombia Government International Bond, 7.38%, due 09/18/37	178,875
330,000	Corp. Andina de Fomento, 2.13%, due 09/27/21	332,953
55,000	Corp. Andina de Fomento, 2.75%, due 01/06/23(g)	56,921
215,000	Export-Import Bank of India, 3.88%, due 02/01/28 144A	229,949
200,000	Indonesia Government International Bond, 4.45%, due 02/11/24(g)	218,698
220,000	Indonesia Government International Bond, 5.88%, due 01/15/24 144A	249,357
200,000	Japan Bank for International Cooperation, 3.38%, due 10/31/23	214,833
200,000	Japan Finance Organization for Municipalities, 1.75%, due 09/05/24 144A	207,023
200,000	Panama Government International Bond, 4.00%, due 09/22/24	218,234
250,000	Province of Alberta Canada, 3.30%, due 03/15/28	275,366
100,000	Province of Manitoba Canada, 2.13%, due 06/22/26	104,880
220,000	Province of Quebec Canada, 2.75%, due 04/12/27	237,555
301,000	Qatar Government International Bond, 3.38%, due 03/14/24 144A	323,446
568,000	Qatar Government International Bond, 5.10%, due 04/23/48 144A	719,790
235,000	Saudi Government International Bond, 4.00%, due 04/17/25 144A	259,060

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Sovereign Debt Obligations — continued
698,000	Saudi Government International Bond, 4.38%, due 04/16/29 144A	797,437
400,000	Tokyo Metropolitan Government, 2.50%, due 06/08/22 144A	409,708
185,000	Uruguay Government International Bond, 4.98%, due 04/20/55	226,616
65,000	Uruguay Government International Bond, 5.10%, due 06/18/50	80,576

		6,191,110

	U.S. Government and Agency Obligations — 15.7%
495,000	FNMA, 0.88%, due 08/05/30	457,729
170,000	FNMA, 2.38%, due 01/19/23	176,796
315,000	FNMA, 2.50%, due 02/05/24	334,668
310,000	FNMA, 6.63%, due 11/15/30(o)	442,345
25,000	Tennessee Valley Authority, 7.13%, due 05/01/30	36,335
2,860,000	U.S. Treasury Bond, 1.13%, due 05/15/40	2,327,939
16,723,000	U.S. Treasury Bond, 1.13%, due 08/15/40	13,563,921
197,000	U.S. Treasury Bond, 1.25%, due 05/15/50	148,227
525,000	U.S. Treasury Bond, 1.38%, due 11/15/40	445,512
11,231,000	U.S. Treasury Bond, 1.38%, due 08/15/50	8,732,102
5,653,000	U.S. Treasury Bond, 1.63%, due 11/15/50	4,693,757
5,470,000	U.S. Treasury Bond, 1.88%, due 02/15/51	4,835,395
7,227,000	U.S. Treasury Bond, 2.50%, due 02/15/45	7,363,635
5,350,000	U.S. Treasury Bond, 2.75%, due 11/15/42	5,724,500
1,441,000	U.S. Treasury Bond, 3.00%, due 02/15/47	1,608,319
4,307,000	U.S. Treasury Bond, 3.13%, due 11/15/41	4,897,278
2,500,000	U.S. Treasury Bond, 3.38%, due 11/15/48	2,995,020
5,310,900	U.S. Treasury Bond, 3.63%, due 08/15/43	6,506,060
5,145,000	U.S. Treasury Bond, 3.75%, due 11/15/43	6,425,120
1,631,595	U.S. Treasury Inflation Indexed Bonds, 0.13%, due 01/15/30	1,764,724
466,686	U.S. Treasury Inflation Indexed Bonds, 1.00%, due 02/15/49	581,922
9,317,000	U.S. Treasury Note, 0.13%, due 07/15/23	9,298,985
16,880,000	U.S. Treasury Note, 0.25%, due 03/15/24	16,834,503
12,497,000	U.S. Treasury Note, 0.38%, due 01/31/26	12,181,646
1,942,000	U.S. Treasury Note, 0.63%, due 08/15/30	1,758,724
25,737,000	U.S. Treasury Note, 0.75%, due 03/31/26	25,502,753
13,961,000	U.S. Treasury Note, 1.13%, due 02/15/31	13,181,147
575,000	U.S. Treasury Note, 1.63%, due 02/15/26	594,530
21,425,000	U.S. Treasury Note, 2.88%, due 05/15/28(n)	23,542,811
6,675,000	U.S. Treasury STRIPS, 1.00%, due 08/15/30(m)	5,605,226
505,000	U.S. Treasury STRIPS, 1.21%, due 05/15/36(m)	357,930
530,000	U.S. Treasury STRIPS, 1.25%, due 02/15/36(m)	378,417
85,000	U.S. Treasury STRIPS, 1.68%, due 08/15/42(m)	50,022
150,000	U.S. Treasury STRIPS, 1.73%, due 08/15/35(m)	108,743
2,310,000	U.S. Treasury STRIPS, 2.02%, due 02/15/40(m)	1,456,880
255,000	U.S. Treasury STRIPS, 2.37%, due 08/15/39(m)	163,579
155,000	U.S. Treasury STRIPS, 2.41%, due 05/15/39(m)	100,067
360,000	U.S. Treasury STRIPS, 2.43%, due 11/15/38(m)	235,754
370,000	U.S. Treasury STRIPS, 2.44%, due 02/15/39(m)	240,805
3,730,000	U.S. Treasury STRIPS, 2.58%, due 05/15/37(m) (o)	2,558,958
3,165,000	U.S. Treasury STRIPS, 2.64%, due 11/15/40(m)	1,954,232
3,865,000	U.S. Treasury STRIPS, 2.74%, due 11/15/41(m)	2,318,787

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	U.S. Government and Agency Obligations — continued
985,000	U.S. Treasury STRIPS, 2.79%, due 05/15/42(m)	581,479
1,750,000	U.S. Treasury STRIPS, 2.82%, due 11/15/42(m)	1,020,388
4,620,000	U.S. Treasury STRIPS, 2.99%, due 02/15/43(m)	2,674,628
646,000	U.S. Treasury STRIPS, 3.10%, due 11/15/43(m)	366,111
430,000	U.S. Treasury STRIPS, 3.25%, due 11/15/45(m)	230,453
310,000	U.S. Treasury STRIPS, 3.27%, due 02/15/46(m)	164,914

		197,523,776

	TOTAL DEBT OBLIGATIONS (COST $1,236,031,118)	1,239,982,901

Number of Contracts	Notional Value ($)	Description	Value ($)

		PURCHASED OPTIONS — 0.0%

		PURCHASED FUTURES OPTION — 0.0%

		Put Options — 0.0%
51	6,677,813	U.S. Treasury Note 10-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $134.00, Expires 05/21/21	163,359

		TOTAL PURCHASED OPTIONS (PREMIUMS PAID $51,071)	163,359

Par Value(a)		Description	Value ($)

		SHORT-TERM INVESTMENT — 0.9%

		Mutual Fund - Securities Lending Collateral — 0.9%
10,664,255		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(p) (q)	10,664,255

		TOTAL SHORT-TERM INVESTMENT (COST $10,664,255)	10,664,255

		TOTAL INVESTMENTS — 99.6% (Cost $1,246,746,444)	1,250,810,515

		Other Assets and Liabilities (net) — 0.4%	5,141,176

		NET ASSETS — 100.0%	$1,255,951,691

		Notes to Schedule of Investments:

	(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).

	(b)	Variable or floating rate note. Rate shown is as of March 31, 2021.

	(c)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $125,913 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2021 was $1,691,078.

	(d)	When-issued security.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

(e)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. Rate shown is current coupon rate.

(f)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	All or a portion of this security is out on loan.

(h)	Security is perpetual and has no stated maturity date.

(i)	Year of maturity is greater than 2100.

(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $818,344, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.

(k)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(l)	Security is currently in default.

(m)	Interest rate presented is yield to maturity.

(n)	All or a portion of this security is pledged for open futures collateral.

(o)	All or a portion of this security is pledged for open centrally cleared swaps collateral.

(p)	The rate disclosed is the 7-day net yield as of March 31, 2021.

(q)	Represents an investment of securities lending cash collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $268,995,995 which represents 21.4% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

At March 31, 2021, the Fund held the following restricted securities:

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
Bellemeade Re, Ltd. CMO, Series 2019-3A, Class M1A, 1.21% (1 mo. USD LIBOR + 1.10%), due 07/25/29	07/17/19	USD	67,286	$67,286	$67,321
Credit Agricole SA, 2.81%, due 01/11/41	01/28/21	USD	250,000	248,681	226,046
Credit Suisse Mortgage Trust, Series 2020-11R, 1.00%, due 04/28/38	12/03/20	USD	512,907	512,907	512,907
LSC Communications, Inc., 8.75%, due 10/15/23	09/23/16	USD	284,000	259,570	12,070

					$818,344

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
EUR	6,053,509	USD	7,149,427	04/06/21	Barclays Bank Plc	$(34,741)
USD	3,349,443	EUR	2,803,357	04/06/21	Barclays Bank Plc	54,659
USD	7,153,739	EUR	6,053,509	05/05/21	Barclays Bank Plc	34,781
USD	3,930,516	EUR	3,250,152	04/06/21	JPMorgan Chase Bank N.A.	110,614

						$165,313

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
23	U.S. Long Bond	Jun 2021	$3,555,656	$(57,488)
101	U.S. Treasury Note 2-Year	Jun 2021	22,293,383	(15,095)
139	U.S. Treasury Note 5-Year	Jun 2021	17,152,383	(76,593)
67	U.S. Treasury Note 10-Year	Jun 2021	8,772,812	(87,340)
61	U.S. Ultra Bond	Jun 2021	11,054,344	(529,910)

				$(766,426)

Sales
10	Euro-Bobl	Jun 2021	$1,587,594	$(6,708)
3	Euro-Bund	Jun 2021	603,916	(2,600)
42	Euro-Schatz	Jun 2021	5,533,545	(4,727)
25	U.S. Long Bond	Jun 2021	3,864,844	77,357
51	U.S. Treasury Note 10-Year	Jun 2021	6,677,812	126,010
184	U.S. Ultra 10-Year	Jun 2021	26,438,500	1,010,061

				$1,199,393

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Written Options

Written Futures Options

Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2021
PUT — U.S. Treasury Note 10-Year Futures Option Strike @ $132.00 Expires 05/21/2021	JPMorgan Chase Bank N.A.	51	$6,677,813	$(21,444)	$(82,078)

Centrally Cleared Interest Rate Swaps

Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
2.15%	At Maturity	CPI-U	At Maturity	01/13/26	$111	USD	1,840,000	$(41,354)	$(41,465)
2.21%	At Maturity	CPI-U	At Maturity	01/12/26	106		920,000	(18,096)	(18,202)
2.30%	At Maturity	CPI-U	At Maturity	02/02/26	(33,586)		7,880,000	(116,582)	(82,996)
2.37%	At Maturity	CPI-U	At Maturity	02/18/26	117		2,755,000	(26,532)	(26,649)
Overnight Federal Funds Effective Rate (12M)	Annual	0.51%	Annual	02/18/26	111		2,755,000	42,292	42,181
Overnight Federal Funds Effective Rate (12M)	Annual	0.41%	Annual	01/13/26	107		1,840,000	34,535	34,428
Overnight Federal Funds Effective Rate (12M)	Annual	0.39%	Annual	01/12/26	104		920,000	17,825	17,721
Overnight Federal Funds Effective Rate (12M)	Annual	0.36%	Annual	02/02/26	92,167		7,880,000	171,202	79,035

									$4,053

Currency Abbreviations

EUR	— Euro
USD	— U.S. Dollar

Other Abbreviations

ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
CMO	— Collateralized Mortgage Obligation
CMT	— Constant Maturity Treasury Index
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MTN	— Medium Term Note
PIK	— Payment In Kind
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Currency Abbreviations — continued

REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TBA	— To Be Announced
UMBS	— Uniform Mortgage-Backed Securities are single-class securities backed by fixed-rate mortgage loans purchased by either FHLMC or FNMA

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	98.7
Futures Contracts	0.0	*
Purchased Options	0.0	*
Swaps	0.0	*
Written Options	0.0	*
Forward Foreign Currency Contracts	(0.6)
Short-Term Investment	0.8
Other Assets and Liabilities (net)	1.1

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	DEBT OBLIGATIONS — 92.1%

	Asset Backed Securities — 4.1%
690,000	Aegis Asset Backed Securities Trust, Series 2005-5, Class M1, 0.75% (1 mo. USD LIBOR + 0.65%), due 12/25/35(b)	678,658
250,000	Allegro CLO XI, Ltd., Series 2019-2A, Class A1A, 1.61% (3 mo. USD LIBOR + 1.39%), due 01/19/33(b) 144A	250,598
150,000	AMMC CLO, Ltd., Series 2017-20A, Class D, 3.62% (3 mo. USD LIBOR + 3.40%), due 04/17/29(b) 144A	148,236
300,000	Anchorage Capital CLO, Ltd., Series 2014-3RA, Class E, 5.72% (3 mo. USD LIBOR + 5.50%), due 01/28/31(b) 144A	284,239
420,000	Apidos CLO XXII, Series 2015-22A, Class DR, 6.97% (3 mo. USD LIBOR + 6.75%), due 04/20/31(b) 144A	415,587
601,975	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, due 06/07/49 144A	620,854
400,000	Ares LII CLO, Ltd., Series 2019-52A, Class D, 4.17% (3 mo. USD LIBOR + 3.95%), due 04/22/31(b) 144A	400,362
250,000	Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 3.09% (3 mo. USD LIBOR + 2.90%), due 05/15/30(b) 144A	246,086
810,000	Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Series 2006-HE5, Class M1, 0.39% (1 mo. USD LIBOR + 0.28%), due 07/25/36(b)	714,641
370,282	Asset Backed Securities Corp. Home Equity Loan Trust Series RFC, Series 2007-HE1, Class A4, 0.25% (1 mo. USD LIBOR + 0.14%), due 12/25/36(b)	361,931
250,000	Assurant CLO, Ltd., Series 2019-5A, Class E, 7.58% (3 mo. USD LIBOR + 7.34%), due 01/15/33(b) 144A	249,878
410,000	Avery Point VI CLO, Ltd., Series 2015-6A, Class DR, 3.15% (3 mo. USD LIBOR + 2.95%), due 08/05/27(b) 144A	410,203
710,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.25%, due 02/20/27 144A	767,135
250,000	Ballyrock CLO, Ltd., Series 2016-1A, Class ER, 7.19% (3 mo. USD LIBOR + 6.95%), due 10/15/28(b) 144A	245,484
250,000	Barings CLO, Ltd., Series 2013-IA, Class CR, 1.72% (3 mo. USD LIBOR + 1.50%), due 01/20/28(b) 144A	249,599
250,000	Benefit Street Partners CLO XII, Ltd., Series 2017-12A, Class C, 3.29% (3 mo. USD LIBOR + 3.05%), due 10/15/30(b) 144A	241,801
450,000	BlueMountain CLO XXII, Ltd., Series 2018-22A, Class A1, 1.32% (3 mo. USD LIBOR + 1.08%), due 07/15/31(b) 144A	449,271
387,697	BlueMountain CLO, Ltd., Series 2012-2A, Class AR2, 1.23% (3 mo. USD LIBOR + 1.05%), due 11/20/28(b) 144A	387,949
250,000	Bristol Park CLO, Ltd., Series 2016-1A, Class ER, 7.24% (3 mo. USD LIBOR + 7.00%), due 04/15/29(b) 144A	250,153
250,000	California Republic Auto Receivables Trust, Series 2018-1, Class C, 3.87%, due 10/16/23	256,453
280,000	Canyon Capital CLO, Ltd., Series 2021-1A, Class E, (3 mo. USD LIBOR + 6.41%), due 04/15/34(b) (c) 144A	274,511
350,000	Canyon CLO, Ltd., Series 2020-1A, Class B, 2.99% (3 mo. USD LIBOR + 2.75%), due 07/15/28(b) 144A	352,414
404,111	Carlyle Global Market Strategies CLO, Ltd., Series 2014-2RA, Class A1, 1.24% (3 mo. USD LIBOR + 1.05%), due 05/15/31(b) 144A	404,169
300,000	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 6.22% (3 mo. USD LIBOR + 6.00%), due 04/20/29(b) 144A	294,275

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
100,000	CCG Receivables Trust, Series 2018-1, Class C, 3.42%, due 06/16/25 144A	100,481
250,000	CIFC Funding CLO, Ltd., Series 2017-1A, Class D, 3.72% (3 mo. USD LIBOR + 3.50%), due 04/23/29(b) 144A	250,152
105,712	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.53%, due 01/21/31 144A	108,981
320,000	Dryden 43 CLO Senior Loan Fund, Series 2016-43A, Class ER3, (3 mo. USD LIBOR + 6.40%), due 04/20/34(b) (c) 144A	313,856
400,000	Dryden 72 CLO, Ltd., Series 2019-72A, Class D, 3.89% (3 mo. USD LIBOR + 3.70%), due 05/15/32(b) 144A	400,540
190,364	Dryden CLO XXV Senior Loan Fund, Series 2012-25A, Class ARR, 1.14% (3 mo. USD LIBOR + 0.90%), due 10/15/27(b) 144A	190,468
420,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.15%, due 03/15/24 144A	427,762
544,604	Falcon Aerospace, Ltd., Series 2017-1, Class A, 4.58%, due 02/15/42 144A	550,520
380,000	FBR Securitization Trust, Series 2005-2, Class M4, 1.04% (1 mo. USD LIBOR + 0.93%), due 09/25/35(b)	343,947
594,251	First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M1, 0.78% (1 mo. USD LIBOR + 0.68%), due 11/25/36(b)	594,577
400,000	Golub Capital Partners CLO, Ltd., Series 2020-49A, Class B, 3.42% (3 mo. USD LIBOR + 3.20%), due 07/20/32(b) 144A	401,668
250,000	Greenwood Park CLO, Ltd., Series 2018-1A, Class E, 5.19% (3 mo. USD LIBOR + 4.95%), due 04/15/31(b) 144A	235,965
250,000	Greywolf CLO IV, Ltd., Series 2019-1A, Class CR, 3.84% (3 mo. USD LIBOR + 3.65%), due 04/17/34(b) 144A	250,372
450,000	Greywolf CLO V, Ltd., Series 2015-1A, Class A1R, 1.38% (3 mo. USD LIBOR + 1.16%), due 01/27/31(b) 144A	450,240
154,053	GSAA Home Equity Trust, Series 2007-7, Class A4, 0.65% (1 mo. USD LIBOR + 0.54%), due 07/25/37(b)	152,022
290,000	Halsey Point CLO I, Ltd., Series 2019-1A, Class F, 8.42% (3 mo. USD LIBOR + 8.20%), due 01/20/33(b) 144A	272,021
100,000	Hertz Vehicle Financing II, LP, Series 2015-3A, Class C, 4.44%, due 09/25/21 144A	98,715
760,000	Hertz Vehicle Financing II, LP, Series 2018-1A, Class D, 5.86%, due 02/25/24 144A	752,976
250,000	Hildene Community Funding CDO CLO, Ltd., Series 2015-1A, Class AR, 3.25%, due 11/01/35 144A	249,688
265,000	Invesco CLO, Ltd., Series 2021-1A, Class D, (3 mo. USD LIBOR + 3.05%), due 04/15/34(b) (c) 144A	265,000
240,849	KeyCorp Student Loan Trust, Series 2005-A, Class 2C, 1.55% (3 mo. USD LIBOR + 1.30%), due 12/27/38(b)	231,576
400,000	KKR CLO 14, Ltd., Series 14, Class BR, 2.04% (3 mo. USD LIBOR + 1.80%), due 07/15/31(b) 144A	400,217
414,715	LCM CLO XVIII, LP, Series 19A, Class AR, 1.48% (3 mo. USD LIBOR + 1.24%), due 07/15/27(b) 144A	414,989
145,265	Legacy Mortgage Asset Trust, Series 2019-GS1, Class A1, 4.00%, due 01/25/59(d) 144A	148,755
400,000	Magnetite CLO XII, Ltd., Series 2015-12A, Class ER, 5.92% (3 mo. USD LIBOR + 5.68%), due 10/15/31(b) 144A	392,736
617,337	Magnolia Financial X DAC, Series 2020-1, 0.53%, due 08/13/24(e)	606,528
250,000	Marathon CLO 14, Ltd., Series 2019-2A, Class BA, 3.52% (3 mo. USD LIBOR + 3.30%), due 01/20/33(b) 144A	246,180
636,752	Mill City Solar Loan, Ltd., Series 2019-1A, Class A, 4.34%, due 03/20/43 144A	692,619

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
502,065	National Collegiate Student Loan Trust, Series 2007-2, Class A4, 0.40% (1 mo. USD LIBOR + 0.29%), due 01/25/33(b)	481,349
370,000	Navient Private Education Refi Student Loan Trust, Series 2018-CA, Class B, 4.22%, due 06/16/42 144A	384,807
100,000	Navient Private Education Refi Student Loan Trust, Series 2020-A, Class B, 3.16%, due 11/15/68 144A	101,280
760,000	Navient Private Education Refi Student Loan Trust, Series 2020-GA, Class B, 2.50%, due 09/16/69 144A	756,274
250,000	Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 6.14% (3 mo. USD LIBOR + 5.92%), due 10/21/30(b) 144A	243,757
250,000	Oaktree CLO, Ltd., Series 2015-1A, Class DR, 5.42% (3 mo. USD LIBOR + 5.20%), due 10/20/27(b) 144A	241,621
955,000	Oaktree CLO, Ltd., Series 2019-4A, Class E, 7.45% (3 mo. USD LIBOR + 7.23%), due 10/20/32(b) 144A	949,535
355,000	Ocean Trails CLO IX, Series 2020-9A, Class A1, 2.15% (3 mo. USD LIBOR + 1.87%), due 10/15/29(b) 144A	356,105
405,000	Ocean Trails CLO IX, Series 2020-9A, Class A2, 2.55% (3 mo. USD LIBOR + 2.27%), due 10/15/29(b) 144A	407,146
330,000	Ocean Trails CLO VI, Series 2016-6A, Class DRR, 3.78% (3 mo. USD LIBOR + 3.60%), due 07/15/28(b) (c) 144A	330,000
250,000	Ocean Trails CLO X, Series 2020-10A, Class D, 4.89% (3 mo. USD LIBOR + 4.70%), due 10/15/31(b) 144A	251,457
325,000	Octagon Investment Partners 35 CLO, Ltd., Series 2018-1A, Class C, 2.82% (3 mo. USD LIBOR + 2.60%), due 01/20/31(b) 144A	314,033
1,205,000	OHA Credit Funding CLO 3, Ltd., Series 2019-3A, Class E1, 5.22% (3 mo. USD LIBOR + 5.00%), due 07/20/32(b) 144A	1,122,178
935,000	OHA Credit Funding CLO 4, Ltd., Series 2019-4A, Class E, 6.32% (3 mo. USD LIBOR + 6.10%), due 10/22/32(b) 144A	921,172
250,000	OHA Loan Funding CLO, Ltd., Series 2015-1A, Class DR2, 4.19% (3 mo. USD LIBOR + 4.00%), due 11/15/32(b) 144A	251,357
180,000	OneMain Financial Issuance Trust, Series 2018-1A, Class D, 4.08%, due 03/14/29 144A	185,295
850,000	Option One Mortgage Loan Trust, Series 2005-3, Class M4, 1.04% (1 mo. USD LIBOR + 0.93%), due 08/25/35(b)	787,790
250,000	Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L, 2.02% (3 mo. USD LIBOR + 1.80%), due 04/20/32(b) 144A	251,156
250,000	Parallel CLO, Ltd., Series 2017-1A, Class CR, 2.22% (3 mo. USD LIBOR + 2.00%), due 07/20/29(b) 144A	246,173
260,000	Parallel CLO, Ltd., Series 2020-1A, Class A1, 2.05% (3 mo. USD LIBOR + 1.83%), due 07/20/31(b) 144A	260,684
448,500	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, due 09/05/48 144A	459,653
340,000	Recette CLO, Ltd., Series 2015-1A, Class ARR, 1.19% (3 mo. USD LIBOR + 1.08%), due 04/20/34(b) 144A	339,354
1,160,000	Residential Asset Securities Trust, Series 2006-KS2, Class M3, 0.73% (1 mo. USD LIBOR + 0.41%), due 03/25/36(b)	1,125,510
500,000	Romark CLO III, Ltd., Series 2019-3A, Class A1, 1.61% (3 mo. USD LIBOR + 1.37%), due 07/15/32(b) 144A	500,440

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Asset Backed Securities — continued
180,000		Saranac CLO III, Ltd., Series 2014-3A, Class DR, 3.44% (3 mo. USD LIBOR + 3.25%), due 06/22/30(b) 144A	167,541
515,000		Sixth Street CLO XVIII, Ltd., Series 2021-18A, Class D, (3 mo. USD LIBOR + 2.90%), due 04/20/34(b) (c) 144A	515,000
116,000		SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 4.08%, due 06/15/32(f)	116,872
61,000		SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 4.03%, due 03/15/33(f)	60,838
680,000		SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86%, due 01/15/53 144A	669,828
360,000		Sound Point CLO XXIII, Series 2019-2A, Class A1, 1.64% (3 mo. USD LIBOR + 1.40%), due 04/15/32(b) 144A	360,244
250,000		TCI-Symphony CLO, Ltd., Series 2016-1A, Class DR, 3.22% (3 mo. USD LIBOR + 3.00%), due 10/13/29(b) 144A	248,758
95,740		Tralee CLO III, Ltd., Series 2014-3A, Class AR, 1.25% (3 mo. USD LIBOR + 1.03%), due 10/20/27(b) 144A	95,792
340,000		Venture CLO 31, Ltd., Series 2018-31A, Class A1, 1.25% (3 mo. USD LIBOR + 1.03%), due 04/20/31(b) 144A	339,195
250,000		Voya CLO, Ltd., Series 2016-3A, Class A1R, 1.41% (3 mo. USD LIBOR + 1.19%), due 10/18/31(b) 144A	250,133
260,000		Voya CLO, Ltd., Series 2017-3A, Class DR, 7.05% (3 mo. USD LIBOR + 6.95%), due 04/20/34(b) (c) 144A	260,000
275,000		Webster Park CLO, Ltd., Series 2015-1A, Class CR, 3.12% (3 mo. USD LIBOR + 2.90%), due 07/20/30(b) 144A	273,674
350,000		Wellfleet CLO, Ltd., Series 2017-2A, Class C, 3.62% (3 mo. USD LIBOR + 3.40%), due 10/20/29(b) 144A	345,215
170,000		Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, due 10/16/23 144A	174,494
250,000		Whitebox CLO II, Ltd., Series 2020-2A, Class A1, 1.99% (3 mo. USD LIBOR + 1.75%), due 10/24/31(b) 144A	251,100
410,000		Whitehorse CLO XII, Ltd., Series 2018-12A, Class D, 3.89% (3 mo. USD LIBOR + 3.65%), due 10/15/31(b) 144A	393,800
490,000		Zais CLO 16, Ltd., Series 2020-16A, Class D1, 5.77% (3 mo. USD LIBOR + 5.48%), due 10/20/31(b) 144A	494,596

			34,783,244

		Bank Loans — 13.6%
622,996		8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 3.61% (1 mo. USD LIBOR + 3.50%), due 10/01/25(b)	623,552
2,150,563		AAdvantage Loyalty IP, Ltd., 2021 Term Loan, TBD , due 04/20/28(g)	2,203,368
793,025		Academy, Ltd., 2020 Term Loan, 5.75% (1 mo. USD LIBOR + 5.00%), due 10/28/27(b)	794,413
332,202		ACProducts, Inc., 2020 Term Loan B, 7.50% (3 mo. USD LIBOR + 6.50%), due 08/18/25(b)	340,091
124,931		Acrisure, LLC, 2020 Term Loan B, 3.70% (3 mo. USD LIBOR + 3.50%), due 02/15/27(b)	123,650
806,000	EUR	Adevinta ASA, EUR Term Loan B, TBD , due 11/05/27(g)	950,399
819,200		Adtalem Global Education, Inc., 2021 Term Loan B, TBD , due 02/11/28(g)	812,886

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Bank Loans — continued
95,137		Advanced Drainage Systems, Inc., Term Loan B, 2.38% (1 mo. USD LIBOR + 2.25%), due 07/31/26(b)	95,375
936,753		Air Canada, 2019 Term Loan, 1.86% (1 mo. USD LIBOR + 1.75%), due 10/06/23(b)	915,676
624,653		Aldevron, LLC, 2021 Term Loan B, 4.25% (1 mo. USD LIBOR + 3.25%), due 10/12/26(b)	625,043
793,965		Allen Media, LLC, 2020 Term Loan B, 5.70% (3 mo. USD LIBOR + 5.50%), due 02/10/27(b)	793,965
1,043,100		Allied Universal Holdco LLC, 2019 Term Loan B, 4.36% (1 mo. USD LIBOR + 4.25%), due 07/10/26(b)	1,041,600
246,649		Alterra Mountain Co., Term Loan B1, 2.86% (1 mo. USD LIBOR + 2.75%), due 07/31/24(b)	243,967
393,531		Alterra Mountain Co., 2020 Term Loan B, 5.50% (1 mo. USD LIBOR + 4.50%), due 08/01/26(b)	395,253
500,984		Amentum Government Services Holdings LLC, Term Loan B, 3.61% (1 mo. USD LIBOR + 3.50%), due 01/29/27(b)	497,227
102,207		American Axle & Manufacturing, Inc., Term Loan B, 3.00% (1 mo. USD LIBOR + 2.25%), due 04/06/24(b)	101,696
56,369		Amerilife Holdings, LLC, 2020 Term Loan, 4.11% (3 mo. USD LIBOR + 4.00%), due 03/18/27(b)	56,510
579,460		APi Group DE, Inc., Term Loan B, 2.61% (1 mo. USD LIBOR + 2.50%), due 10/01/26(b)	578,464
190,000		Apollo Commercial Real Estate Finance, Inc., 2021 Incremental Term Loan B1, 4.00% (3 mo. USD LIBOR + 3.50%), due 03/06/28(b)	188,575
1,013,271		Apollo Commercial Real Estate Finance, Inc., Term Loan B, 2.86% (1 mo. USD LIBOR + 2.75%), due 05/15/26(b)	995,538
316,904		AppLovin Corp., 2018 Term Loan B, 3.61% (1 mo. USD LIBOR + 3.50%), due 08/15/25(b)	316,989
1,111,194		Arctic Canadian Diamond Co., Ltd., 2nd Lien PIK Term Loan, 5.00% (3 mo. USD LIBOR + 5.00%), due 12/31/27(b)	1,111,194
256,519		Aristocrat Leisure, Ltd., 2020 Incremental Term Loan B, 4.75% (3 mo. USD LIBOR + 3.75%), due 10/19/24(b)	257,824
1,336,000	EUR	Aruba Investments, Inc., 2020 EUR Term Loan, 4.00% (3 mo. EURIBOR + 4.00%), due 11/24/27(b)	1,574,780
211,699		Asurion LLC, 2018 Term Loan B6, 3.11% (1 mo. USD LIBOR + 3.00%), due 11/03/23(b)	211,318
296,326		Asurion LLC, 2018 Term Loan B7, 3.11% (1 mo. USD LIBOR + 3.00%), due 11/03/24(b)	295,539
424,318		Asurion LLC, 2020 Term Loan B8, 3.36% (1 mo. USD LIBOR + 3.25%), due 12/23/26(b)	422,108
505,600		Asurion LLC, 2021 Term Loan B9, 3.36% (1 mo. USD LIBOR + 3.25%), due 07/31/27(b)	502,493
546,069		Athenahealth, Inc., 2021 Term Loan B1, 4.45% (3 mo. USD LIBOR + 4.25%), due 02/11/26(b)	548,117
997,382		ATI Holdings Acquisition, Inc., 2016 Term Loan, TBD , due 05/10/23(g)	997,693
970,000		Atotech BV, 2021 USD Term Loan B, 3.00% (3 mo. USD LIBOR + 2.50%), due 03/18/28(b)	968,333
540,000		Autokiniton US Holdings, Inc., 2021 Term Loan B, TBD , due 03/29/28(g)	540,000
964,202		Bausch Health Companies, Inc., 2018 Term Loan B, 3.11% (1 mo. USD LIBOR + 3.00%), due 06/02/25(b)	962,070

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Bank Loans — continued
384,714		BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, 2.11% (1 mo. USD LIBOR + 2.00%), due 02/03/24(b)	384,998
577,169		Boyd Gaming Corp., Term Loan B3, 2.33% (1 Week USD LIBOR + 2.25%), due 09/15/23(b)	576,710
128,859		BrightView Landscapes, LLC, 2018 1st Lien Term Loan B, 2.63% (1 mo. USD LIBOR + 2.50%), due 08/15/25(b)	128,617
786,342		Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 2.86% (1 mo. USD LIBOR + 2.75%), due 12/23/24(b)	775,039
424,262		Caesars Resort Collection, LLC, 2020 Term Loan B1, 4.61% (1 mo. USD LIBOR + 4.50%), due 07/21/25(b)	425,614
501,743		Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, 4.00% (1 mo. USD LIBOR + 3.00%), due 10/30/26(b)	501,743
799,375		Camelot U.S. Acquisition 1 Co., Term Loan B, 3.11% (1 mo. USD LIBOR + 3.00%), due 10/30/26(b)	794,212
572,125		Cardinal Parent, Inc., 2020 Term Loan B, 5.25% (6 mo. USD LIBOR + 4.50%), due 11/12/27(b)	575,343
2,824,878	EUR	Carnival Corp., EUR Term Loan B, 7.50% (1 mo. EURIBOR + 7.50%), due 06/30/25(b)	3,411,897
125,141		Castle US Holding Corp., USD Term Loan B, 3.95% (3 mo. USD LIBOR + 3.75%), due 01/29/27(b)	123,666
796		CEC Entertainment, Inc., 2019 Term Loan B, 0.00%, due 08/30/26(h)	1,078
12,831		Change Healthcare Holdings, LLC, 2017 Term Loan B, 3.50% (1 mo. USD LIBOR + 2.50%), due 03/01/24(b)	12,829
435,389		Change Healthcare Holdings, LLC, 2017 Term Loan B, 3.50% (3 mo. USD LIBOR + 2.50%), due 03/01/24(b)	435,335
144,005		Cinemark USA, Inc., 2018 Term Loan B, 1.86% (1 mo. USD LIBOR + 1.75%), due 03/31/25(b)	138,245
900,127		Citadel Securities, LP, 2021 Term Loan B, 2.61% (1 mo. USD LIBOR + 2.50%), due 02/29/28(b)	891,829
1,401,000		City Brewing Company, LLC, Term Loan B, TBD , due 03/31/28(g)	1,393,995
198,605		Clarios Global, LP, 2021 USD Term Loan B, 3.36% (1 mo. USD LIBOR + 3.25%), due 04/30/26(b)	197,819
357,832		Claros Mortgage Trust, Inc., Term Loan B, 6.00% (1 mo. USD LIBOR + 5.00%), due 08/09/26(b)	358,727
1,090,399		Clear Channel Outdoor Holdings, Inc., Term Loan B, 3.71% (3 mo. USD LIBOR + 3.50%), due 08/21/26(b)	1,050,386
849,001		ClubCorp Holdings, Inc., 2017 Term Loan B, 2.95% (3 mo. USD LIBOR + 2.75%), due 09/18/24(b)	800,183
675,130		CNT Holdings I Corp., 2020 Term Loan, 4.50% (6 mo. USD LIBOR + 3.75%), due 11/08/27(b)	674,286
1,211,272		CommScope, Inc., 2019 Term Loan B, 3.36% (1 mo. USD LIBOR + 3.25%), due 04/06/26(b)	1,205,721
123,393		CoreCivic, Inc., 2019 Term Loan, 5.50% (1 mo. USD LIBOR + 4.50%), due 12/18/24(b)	119,382
378,577		CP Atlas Buyer, Inc., 2021 Term Loan B, 4.25% (3 mo. USD LIBOR + 3.75%), due 11/23/27(b)	376,655
89,949		CWGS Group, LLC, 2016 Term Loan, 3.50% (1 mo. USD LIBOR + 2.75%), due 11/08/23(b)	89,780

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Bank Loans — continued
462,010		CWGS Group, LLC, 2016 Term Loan, 3.50% (3 mo. USD LIBOR + 2.75%), due 11/08/23(b)	461,144
1,367,989		DCert Buyer, Inc., 2019 Term Loan B, 4.11% (1 mo. USD LIBOR + 4.00%), due 10/16/26(b)	1,366,793
915,200		DCert Buyer, Inc., 2021 2nd Lien Term Loan, 7.11% (1 mo. USD LIBOR + 7.00%), due 02/16/29(b)	922,064
328,100		Deerfield Dakota Holding, LLC, 2020 2nd Lien Term Loan, 9.00% (1 mo. USD LIBOR + 8.00%), due 04/07/28(b)	334,662
100,197		Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, 4.75% (1 mo. USD LIBOR + 3.75%), due 04/09/27(b)	100,447
521,322		Delta TopCo, Inc., 2020 Term Loan B, 4.50% (3 mo. USD LIBOR + 3.75%), due 12/01/27(b)	521,322
342,639		Diamond Sports Group, LLC, Term Loan, 3.36% (1 mo. USD LIBOR + 3.25%), due 08/24/26(b)	242,846
533,610		Douglas Dynamics Holdings, Inc., 2020 Additional Term Loan B, 4.75% (1 mo. USD LIBOR + 3.75%), due 06/08/26(b)	532,276
284,507		Dun & Bradstreet Corp. (The), Term Loan, 3.36% (1 mo. USD LIBOR + 3.25%), due 02/06/26(b)	283,396
460,000		Edelman Financial Center, LLC, 2021 1st Lien Term Loan B, TBD , due 03/19/28(g)	457,700
640,000		Empire Today, LLC, 2021 Term Loan B, TBD , due 03/24/28(g)	639,800
242,559		Endo Luxembourg Finance Co. I SARL, 2017 Term Loan B, 5.00% (3 mo. USD LIBOR + 4.25%), due 04/29/24(b)	242,802
560,000		Endo Luxembourg Finance Co. I SARL, 2021 Term Loan, TBD , due 03/10/28(g)	555,800
1,132,948		Endure Digital Inc., Term Loan, 4.25% (3 mo. USD LIBOR + 3.50%), due 02/10/28(b)	1,129,880
181,607		Equinox Holdings, Inc., 2020 Term Loan B2, 10.00% (3 mo. USD LIBOR + 9.00%), due 03/08/24(b)	183,423
214,527		EyeCare Partners, LLC, 2020 2nd Lien Term Loan, 8.36% (1 mo. USD LIBOR + 8.25%), due 02/18/28(b)	206,125
275,245		EyeCare Partners, LLC, 2020 Term Loan, 3.86% (1 mo. USD LIBOR + 3.75%), due 02/18/27(b)	272,763
380,000		First Brands, 2021 2nd Lien Term Loan, TBD , due 03/22/28(g)	378,100
490,000		First Brands, 2021 Term Loan, TBD , due 03/30/27(g)	487,397
1,678,513		Focus Financial Partners, LLC, 2020 Term Loan, 2.11% (1 mo. USD LIBOR + 2.00%), due 07/03/24(b)	1,661,129
113,573	EUR	Froneri International, Ltd., 2020 EUR Term Loan, 2.63% (6 mo. EURIBOR + 2.63%), due 01/29/27(b)	132,123
538,558		Froneri International, Ltd., 2020 USD Term Loan, 2.36% (1 mo. USD LIBOR + 2.25%), due 01/29/27(b)	531,784
631,000		Frontier Communications Corp., 2020 DIP Exit Term Loan, 5.75% (1 mo. USD LIBOR + 4.75%), due 10/08/21(b)	632,972
903,890		Gannett Holdings LLC, 2021 Term Loan B, 7.75% (3 mo. USD LIBOR + 7.00%), due 01/29/26(b)	914,059
223,926		Garda World Security Corp., 2021 Term Loan B, 4.37% (1 mo. USD LIBOR + 4.25%), due 10/30/26(b)	224,299
636,361		Genesee & Wyoming, Inc., Term Loan, 2.20% (3 mo. USD LIBOR + 2.00%), due 12/30/26(b)	635,124
98,232		GFL Environmental, Inc., 2020 Term Loan, 3.50% (3 mo. USD LIBOR + 3.00%), due 05/30/25(b)	98,390

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Bank Loans — continued
332,108	Global Medical Response, Inc., 2020 Term Loan B, 5.75% (3 mo. USD LIBOR + 4.75%), due 10/02/25(b)	331,537
173,314	Global Tel*Link Corp., 2018 1st Lien Term Loan, 4.36% (1 mo. USD LIBOR + 4.25%), due 11/29/25(b)	163,691
309,172	Global Tel*Link Corp., 2018 2nd Lien Term Loan, 8.36% (1 mo. USD LIBOR + 8.25%), due 11/29/26(b)	239,351
152,754	GlobalTranz Enterprises, Inc., 2019 Term Loan, 5.20% (3 mo. USD LIBOR + 5.00%), due 05/15/26(b)	145,880
1,299,136	Graham Packaging Co. Inc., 2021 Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), due 08/04/27(b)	1,293,182
1,017,450	Great Outdoors Group, LLC, 2021 Term Loan B, 5.00% (6 mo. USD LIBOR + 4.25%), due 03/06/28(b)	1,019,146
685,914	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 2.08% (1 Week USD LIBOR + 2.00%), due 11/15/27(b)	679,133
530,503	Harbor Freight Tools USA, Inc., 2020 Term Loan B, 3.75% (1 mo. USD LIBOR + 3.00%), due 10/19/27(b)	530,802
819,539	HC Group Holdings II, Inc., Term Loan B, 3.86% (1 mo. USD LIBOR + 3.75%), due 08/06/26(b)	818,003
246,075	Hilton Worldwide Finance, LLC, 2019 Term Loan B2, 1.86% (1 mo. USD LIBOR + 1.75%), due 06/22/26(b)	244,137
860,000	Hudson River Trading LLC, 2021 Term Loan, 3.14% (3 mo. USD LIBOR + 3.00%), due 03/17/28(b)	853,550
31,224	Hyland Software, Inc., 2018 1st Lien Term Loan, TBD , due 07/01/24(g)	31,237
212,395	IAA, Inc., Term Loan B, 2.38% (1 mo. USD LIBOR + 2.25%), due 06/28/26(b)	211,864
676,328	iHeartCommunications, Inc., 2020 Incremental Term Loan, 4.75% (1 mo. USD LIBOR + 4.00%), due 05/01/26(b)	668,720
524,964	iHeartCommunications, Inc., 2020 Term Loan, 3.11% (1 mo. USD LIBOR + 3.00%), due 05/01/26(b)	519,668
539,138	Illuminate Buyer, LLC, 2021 Term Loan, 3.61% (1 mo. USD LIBOR + 3.50%), due 06/30/27(b)	537,284
345,600	INEOS Styrolution US Holding LLC, 2021 USD Term Loan B, 3.25% (3 mo. USD LIBOR + 2.75%), due 01/29/26(b)	344,822
2,044	IRB Holding Corp., 2020 Term Loan B, 3.75% (3 mo. USD LIBOR + 2.75%), due 02/05/25(b)	2,031
448,875	IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, 4.25% (3 mo. USD LIBOR + 3.25%), due 12/15/27(b)	448,434
790,936	IRB Holding Corp., 2020 Term Loan B, 3.75% (6 mo. USD LIBOR + 2.75%), due 02/05/25(b)	785,711
718,641	Jane Street Group, LLC, 2021 Term Loan, 2.86% (1 mo. USD LIBOR + 2.75%), due 01/26/28(b)	712,532
1,274,612	JetBlue Airways Corp., Term Loan, 6.25% (3 mo. USD LIBOR + 5.25%), due 06/17/24(b)	1,307,539
177,300	KAR Auction Services, Inc., 2019 Term Loan B6, 2.38% (1 mo. USD LIBOR + 2.25%), due 09/19/26(b)	174,271
127,727	LBM Acquisition LLC, Delayed Draw Term Loan, TBD , due 12/17/27(g)	127,328
582,273	LBM Acquisition LLC, Term Loan B, 4.50% (3 mo. USD LIBOR + 3.75%), due 12/17/27(b)	580,453
320,987	Les Schwab Tire Centers, Term Loan B, 4.25% (6 mo. USD LIBOR + 3.50%), due 11/02/27(b)	322,056

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Bank Loans — continued
408,023		Leslie’s Poolmart, Inc., 2021 Term Loan B, 3.25% (1 mo. USD LIBOR + 2.75%), due 03/04/28(b)	406,365
2,782,028		LogMeIn, Inc., Term Loan B, 4.85% (1 mo. USD LIBOR + 4.75%), due 08/31/27(b)	2,778,798
1,560,775	EUR	MA FinanceCo., LLC, 2020 EUR Term Loan B, 4.50% (3 mo. EURIBOR + 4.50%), due 06/05/25(b)	1,867,052
126,897		Maravai Intermediate Holdings, LLC, 2020 Term Loan B, 5.25% (1 mo. USD LIBOR + 4.25%), due 10/19/27(b)	127,452
407,508		Mayfield Agency Borrower, Inc., 2018 1st Lien Term Loan, 4.61% (1 mo. USD LIBOR + 4.50%), due 02/28/25(b)	403,603
194,430		McAfee, LLC, 2018 USD Term Loan B, 3.86% (1 mo. USD LIBOR + 3.75%), due 09/30/24(b)	194,755
1,044,125		MH Sub I, LLC, 2020 Incremental Term Loan, 4.75% (1 mo. USD LIBOR + 3.75%), due 09/13/24(b)	1,037,355
2,193,863		Michaels Stores, Inc., 2020 Term Loan B, 4.25% (1 mo. USD LIBOR + 3.50%), due 10/01/27(b)	2,193,863
2,192,325		Milano Acquisition Corp., Term Loan B, 4.75% (3 mo. USD LIBOR + 4.00%), due 10/01/27(b)	2,186,845
599,414		Mileage Plus Holdings LLC, 2020 Term Loan B, 6.25% (3 mo. USD LIBOR + 5.25%), due 06/21/27(b)	638,085
326,774		Mister Car Wash Holdings, Inc., 2019 Term Loan B, 3.36% (1 mo. USD LIBOR + 3.25%), due 05/14/26(b)	324,078
241,632		MPH Acquisition Holdings LLC, 2016 Term Loan B, 3.75% (3 mo. USD LIBOR + 2.75%), due 06/07/23(b)	240,630
691,741		Nexstar Broadcasting, Inc., 2019 Term Loan B4, 2.62% (1 mo. USD LIBOR + 2.50%), due 09/18/26(b)	687,541
842,081	EUR	Nielsen Finance LLC, 2020 EUR Term Loan B3, 3.75% (1 mo. EURIBOR + 3.75%), due 06/04/25(b)	994,150
54,312		Nielsen Finance LLC, 2020 USD Term Loan B5, 4.75% (1 mo. USD LIBOR + 3.75%), due 06/04/25(b)	54,625
383,925		PAE Holding Corp., 2020 Term Loan B, 5.25% (3 mo. USD LIBOR + 4.50%), due 10/19/27(b)	385,125
227,037		Parexel International Corp., Term Loan B, 2.86% (1 mo. USD LIBOR + 2.75%), due 09/27/24(b)	224,607
277,853		Particle Investments SARL, Term Loan, 5.75% (3 mo. USD LIBOR + 5.25%), due 02/18/27(b)	279,242
580,000		Peraton Holding Corp., 2nd Lien Term Loan B1, TBD , due 02/26/29(g)	571,300
593,032		Peraton Holding Corp., Delayed Draw Term Loan B, TBD , due 02/01/28(g)	593,279
336,968		Peraton Holding Corp., Term Loan B, 4.50% (3 mo. USD LIBOR + 3.75%), due 02/01/28(b)	337,108
870,000		Petco Animal Supplies, Inc., 2021 Term Loan B, 4.00% (3 mo. USD LIBOR + 3.25%), due 03/03/28(b)	867,359
646,400		PetSmart, Inc., 2021 Term Loan B, 4.50% (3 mo. USD LIBOR + 3.75%), due 02/12/28(b)	646,130
233,062		Phoenix Guarantor, Inc., 2020 Term Loan B, 3.36% (1 mo. USD LIBOR + 3.25%), due 03/05/26(b)	231,581
232,872		Planview Parent, Inc ., Term Loan, 4.20% (3 mo. USD LIBOR + 4.00%), due 12/17/27(b)	233,309
90,000		Planview Parent, Inc., Delayed Draw Term Loan, 4.20% (3 mo. USD LIBOR + 4.00%), due 12/17/27(b)	90,169

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Bank Loans — continued
499,697	Pluto Acquisition I, Inc., 2021 Term Loan, 4.61% (1 mo. USD LIBOR + 4.50%), due 06/22/26(b)	500,321
612,617	Precision Medicine Group, LLC, 2021 Term Loan, 3.75% (3 mo. USD LIBOR + 3.00%), due 11/18/27(b)	610,192
348,697	Presidio, Inc., 2020 Term Loan B, 3.72% (3 mo. USD LIBOR + 3.50%), due 01/22/27(b)	348,479
442,197	Prime Security Services Borrower , LLC, 2021 Term Loan, 3.50% (3 mo. USD LIBOR + 2.75%), due 09/23/26(b)	440,618
73,300	Prime Security Services Borrower, LLC, 2021 Term Loan, 3.50% (1 week USD LIBOR + 2.75%), due 09/23/26(b)	73,038
200,760	Prime Security Services Borrower, LLC, 2021 Term Loan, 3.50% (1 mo. USD LIBOR + 2.75%), due 09/23/26(b)	200,043
74,579	Project Alpha Intermediate Holding, Inc., 2021 Term Loan B, 4.11% (1 mo. USD LIBOR + 4.00%), due 04/26/24(b)	74,451
1,066,326	Rackspace Hosting, Inc., 2021 Term Loan, 3.50% (3 mo. USD LIBOR + 2.75%), due 02/15/28(b)	1,059,262
339,702	Radiology Partners, Inc., 2018 1st Lien Term Loan B, 4.36% (1 mo. USD LIBOR + 4.25%), due 07/09/25(b)	337,621
291,260	Radiology Partners, Inc., 2018 1st Lien Term Loan B, 5.29% (3 mo. USD LIBOR + 4.25%), due 07/09/25(b)	289,476
572,013	RadNet, Inc., Reprice Term Loan, 4.50% (6 mo. USD LIBOR + 3.50%), due 06/30/23(b)	573,145
9,377	RadNet, Inc., Reprice Term Loan, 5.75% (PRIME + 2.50%), due 06/30/23(b)	9,396
93,572	Realogy Group LLC, 2018 Term Loan B, 3.00% (1 mo. USD LIBOR + 2.25%), due 02/08/25(b)	92,636
793,025	Redstone Buyer LLC, Term Loan, 6.00% (3 mo. USD LIBOR + 5.00%), due 09/01/27(b)	798,312
850,118	RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 3.86% (1 mo. USD LIBOR + 3.75%), due 11/16/25(b)	849,321
700,085	Reynolds Consumer Products LLC, Term Loan, 1.86% (1 mo. USD LIBOR + 1.75%), due 02/04/27(b)	697,635
51,548	Reynolds Group Holdings, Inc., USD 2017 Term Loan, 2.86% (1 mo. USD LIBOR + 2.75%), due 02/05/23(b)	51,463
352,000	Royal Caribbean Cruises, Ltd., 2019 Term Loan A, TBD , due 04/05/22(g)	334,840
439,465	Ryan Specialty Group, LLC, Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), due 09/01/27(b)	440,197
62,928	Science Applications International Corp., 2020 Incremental Term Loan B, 1.98% (1 mo. USD LIBOR + 1.88%), due 03/12/27(b)	63,020
256,697	Scientific Games International, Inc., 2018 Term Loan B5, 2.86% (1 mo. USD LIBOR + 2.75%), due 08/14/24(b)	252,076
279,642	Sedgwick Claims Management Services, Inc., 2018 Term Loan B, 3.36% (1 mo. USD LIBOR + 3.25%), due 12/31/25(b)	276,037
663,804	Sedgwick Claims Management Services, Inc., 2020 Term Loan B3, 5.25% (1 mo. USD LIBOR + 4.25%), due 09/03/26(b)	666,500
3,941,703	SkyMiles IP, Ltd., 2020 Skymiles Term Loan B, 4.75% (3 mo. USD LIBOR + 3.75%), due 10/20/27(b)	4,145,442
258,695	Sotera Health Holdings, LLC, 2021 Term Loan, 3.25% (3 mo. USD LIBOR + 2.75%), due 12/11/26(b)	258,372

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Bank Loans — continued
499,714		Station Casinos LLC, 2020 Term Loan B, 2.50% (1 mo. USD LIBOR + 2.25%), due 02/08/27(b)	492,754
156,558		Surf Holdings, LLC, USD Term Loan, 3.68% (3 mo. USD LIBOR + 3.50%), due 03/05/27(b)	155,296
413,223		Surgery Center Holdings, Inc., 2017 Term Loan B, 4.25% (1 mo. USD LIBOR + 3.25%), due 09/03/24(b)	410,124
441,674		Symplr Software, Inc., 2020 Term Loan, 5.25% (6 mo. USD LIBOR + 4.50%), due 12/22/27(b)	443,662
705,777		Tech Data Corp., ABL FILO Term Loan, 5.61% (1 mo. USD LIBOR + 5.50%), due 06/30/25(b)	708,718
1,076,570		Tech Data Corp., ABL Term Loan, 3.61% (1 mo. USD LIBOR + 3.50%), due 06/30/25(b)	1,080,943
470,800		Telenet Financing USD LLC, 2020 USD Term Loan AR, 2.11% (1 mo. USD LIBOR + 2.00%), due 04/30/28(b)	465,540
317,745		Terrier Media Buyer, Inc., 2021 Term Loan, 3.61% (1 mo. USD LIBOR + 3.50%), due 12/17/26(b)	315,337
262,623		TKC Holdings, Inc., 2017 1st Lien Term Loan, 4.75% (3 mo. USD LIBOR + 3.75%), due 02/01/23(b)	257,042
229,823		Trans Union, LLC, 2019 Term Loan B5, 1.86% (1 mo. USD LIBOR + 1.75%), due 11/16/26(b)	228,514
399,393		TransDigm, Inc., 2020 Term Loan F, 2.36% (1 mo. USD LIBOR + 2.25%), due 12/09/25(b)	391,587
760,000		Triton Water Holdings, Inc., Term Loan, TBD, due 03/18/28(g)	758,304
182,979		TruGreen Limited Partnership, 2020 2nd Lien Term Loan, 9.25% (3 mo. USD LIBOR + 8.50%), due 11/02/28(b)	189,383
376,685		Tutor Perini Corp., Term Loan B, 5.50% (3 mo. USD LIBOR + 4.50%), due 08/13/27(b)	381,511
1,021,464		U.S. Renal Care, Inc., 2019 Term Loan B, 5.13% (1 mo. USD LIBOR + 5.00%), due 06/26/26(b)	1,017,315
1,289,516		Uber Technologies, Inc., 2021 1st Lien Term Loan B, 3.61% (1 mo. USD LIBOR + 3.50%), due 04/04/25(b)	1,285,486
241,031		Ultimate Software Group, Inc. (The), 2021 Incremental Term Loan, 4.00% (3 mo. USD LIBOR + 3.25%), due 05/04/26(b)	241,200
204,529		Ultimate Software Group, Inc. (The), Term Loan B, 3.86% (1 mo. USD LIBOR + 3.75%), due 05/04/26(b)	204,515
325,278		Univision Communications, Inc., 2020 Replacement Term Loan, 4.75% (1 mo. USD LIBOR + 3.75%), due 03/15/26(b)	325,461
356,000	EUR	UPC Broadband Holding BV, 2020 EUR Term Loan B2, 3.50% (6 mo. EURIBOR + 3.50%), due 01/31/29(b)	419,823
356,000	EUR	UPC Broadband Holding BV, 2020 EUR Term Loan B1, 3.50% (6 mo. EURIBOR + 3.50%), due 01/31/29(b)	419,823
322,790		US Foods, Inc., 2016 Term Loan B, 1.86% (1 mo. USD LIBOR + 1.75%), due 06/27/23(b)	319,003
876,355		US Foods, Inc., 2019 Term Loan B, 2.11% (1 mo. USD LIBOR + 2.00%), due 09/13/26(b)	860,837
1,081,134		USS Ultimate Holdings, Inc., 1st Lien Term Loan, 4.75% (1 mo. USD LIBOR + 3.75%), due 08/25/24(b)	1,082,485
548,517		Verscend Holding Corp., 2018 Term Loan B, 4.61% (1 mo. USD LIBOR + 4.50%), due 08/27/25(b)	550,672

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Bank Loans — continued
624,557	Vertex Aerospace Services Corp., Term Loan B, 4.61% (1 mo. USD LIBOR + 4.50%), due 06/29/25(b)	625,143
463,345	VFH Parent LLC, 2019 Term Loan B, 3.11% (1 mo. USD LIBOR + 3.00%), due 03/01/26(b)	462,361
851,799	VICI Properties 1 LLC, Replacement Term Loan B, 1.86% (1 mo. USD LIBOR + 1.75%), due 12/20/24(b)	843,104
537,600	Virgin Media Bristol LLC, 2020 USD Term Loan Q, TBD , due 01/31/29(g)	537,408
719,297	Virgin Media Bristol LLC, USD Term Loan N, 2.61% (1 mo. USD LIBOR + 2.50%), due 01/31/28(b)	713,861
900,000	Virgin Pulse, Inc., 2021 Term Loan, TBD , due 03/30/28(g)	895,500
243,615	VS Buyer, LLC, Term Loan B, 3.11% (1 mo. USD LIBOR + 3.00%), due 02/28/27(b)	243,310
108,713	Whatabrands LLC, 2020 Term Loan B, 2.86% (1 mo. USD LIBOR + 2.75%), due 07/31/26(b)	108,246
264,684	William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 2.86% (1 mo. USD LIBOR plus 2.75%), due 05/18/25(b)	250,209
232,078	William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 2.94% (3 mo. USD LIBOR + 2.75%), due 05/18/25(b)	219,386
1,087,692	Windstream Services, LLC, 2020 Exit Term Loan B, 7.25% (1 mo. USD LIBOR + 6.25%), due 09/21/27(b)	1,090,411
518,368	WP CityMD Bidco LLC, 2021 Term Loan B, 4.50% (3 mo. USD LIBOR + 3.75%), due 08/13/26(b)	518,327
1,085,436	WP CPP Holdings, LLC, 2018 Term Loan, 4.75% (3 mo. USD LIBOR + 3.75%), due 04/30/25(b)	1,058,843

		116,378,520

	Convertible Debt — 1.8%
120,000	Alarm.com Holdings, Inc., 1.50%, due 01/15/26(i) 144A	111,900
1,730,000	Apollo Commercial Real Estate Finance, Inc. REIT, 4.75%, due 08/23/22	1,740,899
1,260,000	Atlas Air Worldwide Holdings, Inc., 1.88%, due 06/01/24	1,504,944
1,300,000	Cheniere Energy, Inc., 4.25%, due 03/15/45	1,075,072
1,700,000	DISH Network Corp., 3.38%, due 08/15/26	1,638,460
1,625,000	DraftKings, Inc., 0.08%, due 03/15/28(i) 144A	1,616,062
745,000	Ford Motor Co., 0.00%, due 03/15/26(i) 144A	756,175
76,000	Gannett Co., Inc., 6.00%, due 12/01/27	100,400
90,000	GEO Corrections Holdings, Inc. REIT, 6.50%, due 02/23/26 144A	94,431
965,000	JetBlue Airways Corp., 0.50%, due 04/01/26 144A	1,065,167
380,000	Liberty Interactive LLC, 4.00%, due 11/15/29	292,600
320,000	Liberty Latin America, Ltd., 2.00%, due 07/15/24	316,653
1,270,000	MACOM Technology Solutions Holdings, Inc., 0.25%, due 03/15/26(j) 144A	1,290,307
575,000	Palo Alto Networks, Inc., 3.75%, due 06/01/25 144A	711,562
805,000	Rapid7, Inc., 0.25%, due 03/15/27 144A	787,391
285,000	Snap, Inc., 0.75%, due 08/01/26	673,134
400,000	Sunrun, Inc., 2.19%, due 02/01/26(i) 144A	361,271
1,220,000	TripAdvisor, Inc., 0.25%, due 04/01/26 144A	1,284,050
210,000	Uber Technologies, Inc., 0.00%, due 12/15/25(i) 144A	221,681

		15,642,159

	Corporate Debt — 36.1%
280,000	AbbVie, Inc., 4.05%, due 11/21/39	312,989

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
290,000		ABN AMRO Bank NV, 4.75%, due 07/28/25 144A	325,118
1,265,000		Acwa Power Management And Investments One, Ltd., 5.95%, due 12/15/39 144A	1,461,176
370,000		AdaptHealth LLC, 4.63%, due 08/01/29 144A	368,613
270,000		AdaptHealth LLC, 6.13%, due 08/01/28 144A	286,875
245,000	EUR	Adevinta ASA, 3.00%, due 11/15/27 144A	298,173
1,040,000	EUR	Adient Global Holdings, Ltd., Reg S, 3.50%, due 08/15/24(k)	1,268,087
790,000		Adtalem Global Education, Inc., 5.50%, due 03/01/28 144A	781,950
150,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, due 01/23/23	155,559
270,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, due 09/15/23	290,533
250,000		AES Corp. (The), 2.45%, due 01/15/31 144A	239,043
1,000,000		AES Panama Generation Holdings SRL, 4.38%, due 05/31/30 144A	1,036,550
975,000		Air Canada Pass Through Trust, 5.25%, due 10/01/30 144A	1,050,042
2,170,000		Akbank TAS, 6.80%, due 02/06/26 144A	2,170,933
570,000		Akumin, Inc., 7.00%, due 11/01/25 144A	607,762
4,040,000		Alibaba Group Holding, Ltd., 3.15%, due 02/09/51	3,753,157
280,000		Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, due 02/15/28 144A	296,057
300,000		Altice France Holding SA, 10.50%, due 05/15/27 144A	338,348
500,000		Altice France SA, 7.38%, due 05/01/26 144A	520,625
26,000		Altria Group, Inc., 4.40%, due 02/14/26	29,334
52,000		Altria Group, Inc., 4.80%, due 02/14/29	59,871
650,000		Altria Group, Inc., 5.95%, due 02/14/49	810,212
6,650,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	331,663
1,100,000		American Airlines, Inc., 11.75%, due 07/15/25 144A	1,361,250
2,205,000		American Airlines, Inc/AAdvantage Loyalty IP, Ltd., 5.50%, due 04/20/26 144A	2,301,469
320,000		American Airlines, Inc/AAdvantage Loyalty IP, Ltd., 5.75%, due 04/20/29 144A	341,456
220,000		American Express Co., 4.05%, due 12/03/42	244,741
725,248		American News Co. LLC, 8.50% (8.50% Cash or 10.00% PIK), due 09/01/26 144A	814,428
445,000		Anglo American Capital Plc, 2.88%, due 03/17/31 144A	442,236
295,000		Anglo American Capital Plc, 3.95%, due 09/10/50 144A	300,241
200,000		Anglo American Capital Plc, 4.00%, due 09/11/27 144A	220,556
685,000		AngloGold Ashanti Holdings Plc, 3.75%, due 10/01/30	695,509
170,000		Anheuser-Busch InBev Worldwide, Inc., 5.55%, due 01/23/49	219,040
30,000		Anheuser-Busch InBev Worldwide, Inc., 5.80%, due 01/23/59	40,668
380,000		Antares Holdings, LP, 3.95%, due 07/15/26 144A	383,500
10,000		ArcelorMittal SA, 3.60%, due 07/16/24	10,539
235,000		ArcelorMittal SA, 7.25%, due 10/15/39(d)	320,359
970,000	EUR	ARD Finance SA, Reg S, 5.00% (5.00% Cash or 5.75% PIK), due 06/30/27(k)	1,168,307
280,000	EUR	ARD Finance SA, 5.00% (5.00% Cash or 5.75% PIK), due 06/30/27 144A	337,243
2,285,000		Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance Plc, 4.00%, due 09/01/29(j) 144A	2,282,144
200,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 4.13%, due 08/15/26 144A	205,560
650,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 5.25%, due 04/30/25 144A	684,014
672,822		Ardonagh Midco 2 Plc, 11.50% (11.50% Cash or 12.75% PIK), due 01/15/27 144A	723,284
557,000		AT&T, Inc., 3.50%, due 09/15/53 144A	513,230
390,000		Australia & New Zealand Banking Group, Ltd., 2.95% (5 yr. CMT + 1.29%), due 07/22/30(b) 144A	403,556
60,000		AutoNation, Inc., 4.75%, due 06/01/30	69,215
320,000		Aviation Capital Group LLC, 5.50%, due 12/15/24 144A	358,069
250,000		Avolon Holdings Funding, Ltd., 4.25%, due 04/15/26 144A	261,975

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
160,000		Avolon Holdings Funding, Ltd., 5.13%, due 10/01/23 144A	170,691
490,000		Baidu, Inc., 2.38%, due 10/09/30	474,585
200,000	EUR	Banco Bilbao Vizcaya Argentaria SA, Reg S, 5.88% (5 yr. EUR swap annual + 5.66%)(b) (k) (l)	250,874
200,000		Banco Bilbao Vizcaya Argentaria SA, 6.50% (5 yr. CMT + 5.19%)(b) (l)	216,570
690,000		Banco Mercantil del Norte SA, 7.50% (10 yr. CMT + 5.47%)(b) (l) 144A	756,361
610,000		Banco Mercantil del Norte SA, 7.63% (10 yr. CMT + 5.35%)(b) (l) 144A	669,307
400,000		Banco Santander SA, 2.75%, due 12/03/30	380,890
600,000		Banco Santander SA, 2.96%, due 03/25/31	596,568
425,000		Banff Merger Sub, Inc., 9.75%, due 09/01/26 144A	453,466
1,530,000		Bank of America Corp., 3.48% (SOFR + 1.65%), due 03/13/52(b)	1,556,896
1,235,000		Barclays Plc, 3.81% (1 yr. CMT + 1.70%), due 03/10/42(b)	1,209,783
200,000		Barclays Plc, 5.09% (3 mo. USD LIBOR + 3.05%), due 06/20/30(b)	226,535
535,000	GBP	Barclays Plc, Reg S, 6.38% (5 yr. UK Government Bond + 6.02%)(b) (k) (l)	811,873
1,005,000		Barclays Plc, 8.00% (5 yr. CMT + 5.67%)(b) (l)	1,116,026
240,000	EUR	Barclays Plc, (MTN), Reg S, 2.00% (5 yr. EUR swap annual + 1.90%), due 02/07/28(b) (k)	289,528
420,000		Bausch Health Americas, Inc., 8.50%, due 01/31/27 144A	466,532
90,000		Bausch Health Americas, Inc., 9.25%, due 04/01/26 144A	99,837
30,000		Bausch Health Cos., Inc., 9.00%, due 12/15/25 144A	32,644
500,000		Bed Bath & Beyond, Inc., 5.17%, due 08/01/44	456,453
1,432,000		Berry Petroleum Co. LLC, 7.00%, due 02/15/26 144A	1,388,145
490,000		BGC Partners, Inc., 4.38%, due 12/15/25	522,038
945,000		Blackstone Secured Lending Fund, 2.75%, due 09/16/26 144A	939,638
860,000		Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/25 144A	928,452
1,285,000		BNP Paribas SA, 4.50% (5 yr. CMT + 2.94%)(b) (j) (l) 144A	1,269,098
710,000		Boeing Co. (The), 2.20%, due 02/04/26	707,984
50,000		Boeing Co. (The), 2.70%, due 02/01/27	50,795
120,000		Boeing Co. (The), 3.25%, due 02/01/35	115,260
430,000		Boeing Co. (The), 5.15%, due 05/01/30	495,091
570,000		Boeing Co. (The), 5.93%, due 05/01/60	731,071
440,000		Braskem Netherlands Finance BV, 4.50%, due 01/10/28 144A	452,808
1,735,000		Brighthouse Financial, Inc., 4.70%, due 06/22/47	1,778,403
685,000		Caesars Entertainment, Inc., 8.13%, due 07/01/27 144A	756,586
425,000	EUR	CANPACK SA/Eastern PA Land Investment Holding LLC, 2.38%, due 11/01/27 144A	507,757
430,000		Carnival Corp., 9.88%, due 08/01/27 144A	506,815
540,000		Carriage Services, Inc., 6.63%, due 06/01/26 144A	568,922
485,000		Carvana Co., 5.63%, due 10/01/25 144A	498,143
120,000		Carvana Co., 5.88%, due 10/01/28 144A	123,150
545,000	EUR	Catalent Pharma Solutions, Inc., Reg S, 2.38%, due 03/01/28(k)	639,805
765,000	EUR	Catalent Pharma Solutions, Inc., 2.38%, due 03/01/28 144A	898,075
355,000		Caterpillar, Inc., 3.25%, due 04/09/50	362,242
2,210,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, due 05/01/32 144A	2,240,387
245,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, due 03/01/30 144A	254,188
140,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, due 02/01/28 144A	148,211
570,000		Celulosa Arauco y Constitucion SA, 5.15%, due 01/29/50(j) 144A	637,374
480,000		Cemex SAB de CV, 3.88%, due 07/11/31 144A	469,464
1,255,000		Cemex SAB de CV, 5.20%, due 09/17/30 144A	1,361,982
1,955,000		Cemex SAB de CV, 7.38%, due 06/05/27 144A	2,216,481

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
150,000		Cenovus Energy, Inc., 5.38%, due 07/15/25	168,636
250,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.13%, due 07/01/49	280,944
280,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 04/01/38	331,219
500,000		Cheplapharm Arzneimittel GmbH, 5.50%, due 01/15/28 144A	520,010
185,000		Chevron Corp., 3.08%, due 05/11/50	176,769
880,000		CHS/Community Health Systems, Inc., 6.88%, due 04/15/29 144A	920,920
200,000		CHS/Community Health Systems, Inc., 8.13%, due 06/30/24 144A	209,500
280,000		Cigna Corp., 4.80%, due 08/15/38	334,558
770,000	EUR	Cirsa Finance International SARL, Reg S, 6.25%, due 12/20/23(k)	920,332
110,000		Citigroup, Inc., 4.65%, due 07/30/45	131,437
97,000		Citigroup, Inc., 5.30%, due 05/06/44	122,624
170,000		Citigroup, Inc., 6.30% (3 mo. USD LIBOR + 3.42%)(b) (l)	181,018
272,000		Clear Channel Worldwide Holdings, Inc., 9.25%, due 02/15/24	283,472
635,000		Colombia Telecomunicaciones SA ESP, 4.95%, due 07/17/30 144A	669,998
380,000		Comcast Corp., 4.25%, due 10/15/30	436,668
780,000		Commercial Metals Co., 3.88%, due 02/15/31	766,514
1,600,000	EUR	Commerzbank AG, Reg S, 6.13% (5 yr. EUR swap annual + 6.36%)(b) (k) (l)	2,016,050
226,000		CommScope Technologies LLC, 6.00%, due 06/15/25 144A	230,836
770,000		CommScope, Inc., 8.25%, due 03/01/27 144A	824,866
400,000	EUR	Cooperatieve Rabobank UA, Reg S, 4.63% (5 yr. EUR swap annual + 4.10%)(b) (k) (l)	515,226
280,000		CoreCivic, Inc. REIT, 4.63%, due 05/01/23(j)	276,500
220,000		Cornerstone Building Brands, Inc., 6.13%, due 01/15/29 144A	234,713
290,000		CP Atlas Buyer, Inc., 7.00%, due 12/01/28 144A	305,348
455,000		Credit Agricole SA, 3.25%, due 01/14/30 144A	467,962
190,000	EUR	Credit Agricole SA, Reg S, 6.50% (5 yr. EUR swap annual + 5.12%)(b) (k) (l)	226,408
375,000		Credit Agricole SA, 7.88% (5 yr. USD swap + 4.90%)(b) (l) 144A	421,641
380,000		Credit Agricole SA, 8.13% (5 yr. USD swap + 6.19%)(b) (l) 144A	459,087
1,015,000		Credit Suisse Group AG, 4.50% (5 yr. CMT + 3.55%)(b) (j) (l) 144A	949,025
265,000		Credit Suisse Group AG, 7.25% (5 yr. USD ICE swap + 4.33%)(b) (l) 144A	287,656
200,000		Credit Suisse Group AG, 7.50% (5 yr. USD swap + 4.60%)(b) (l) 144A	211,972
240,000		Crown Castle International Corp. REIT, 3.30%, due 07/01/30	250,961
610,000		CSC Holdings LLC, 6.50%, due 02/01/29 144A	675,194
170,000		CVS Health Corp., 4.78%, due 03/25/38	201,032
90,000		CVS Health Corp., 5.05%, due 03/25/48	110,314
100,000	EUR	CyrusOne, LP/CyrusOne Finance Corp. REIT, 1.45%, due 01/22/27	118,612
30,000		DCP Midstream Operating, LP, 5.63%, due 07/15/27	32,600
130,000		DCP Midstream Operating, LP, 6.75%, due 09/15/37 144A	145,763
440,000		Dell International LLC/EMC Corp., 6.20%, due 07/15/30 144A	546,588
1,350,000		Dell International LLC/EMC Corp., 8.35%, due 07/15/46 144A	2,053,235
640,000		Delta Air Lines, Inc., 7.00%, due 05/01/25 144A	737,527
1,050,000		Delta Air Lines, Inc., 7.38%, due 01/15/26	1,233,638
30,000		Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, due 10/20/28 144A	32,633
660,000		Deutsche Bank AG, 3.73% (SOFR + 2.76%), due 01/14/32(b)	643,093
400,000		Deutsche Bank AG, Reg S, 4.79% (5 yr. USD swap + 4.36%)(b) (k) (l)	382,360
2,200,000		Deutsche Bank AG, 6.00% (5 yr. CMT + 4.52%)(b) (l)	2,238,500
400,000		Deutsche Bank AG, 7.50% (5 yr. USD swap + 5.00%)(b) (j) (l)	434,000
130,000		Diamondback Energy, Inc., 3.50%, due 12/01/29	134,931

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
620,000	DISH DBS Corp., 7.75%, due 07/01/26(j)	683,714
160,000	Diversified Healthcare Trust REIT, 4.38%, due 03/01/31	156,373
240,000	Diversified Healthcare Trust REIT, 4.75%, due 02/15/28	237,300
350,000	Diversified Healthcare Trust REIT, 9.75%, due 06/15/25	396,638
1,170,000	Double Eagle III Midco 1 LLC/Double Eagle Finance Corp., 7.75%, due 12/15/25 144A	1,251,426
490,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, due 02/15/23 144A	508,936
540,000	DP World Plc, 5.63%, due 09/25/48 144A	635,157
1,215,000	DP World Plc, (MTN), Reg S, 5.63%, due 09/25/48(k)	1,429,104
295,000	eBay, Inc., 4.00%, due 07/15/42	311,428
500,000	Empire Communities Corp., 7.00%, due 12/15/25 144A	528,125
1,160,000	ENA Master Trust, 4.00%, due 05/19/48 144A	1,180,010
710,000	Endeavor Energy Resources, LP/EER Finance, Inc., 5.75%, due 01/30/28 144A	751,052
240,000	Endeavor Energy Resources, LP/EER Finance, Inc., 6.63%, due 07/15/25 144A	256,872
520,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, due 07/31/27 144A	565,825
600,000	Endo Luxembourg Finance Co. I SARL/Endo US, Inc., 6.13%, due 04/01/29 144A	606,882
980,000	Energean Israel Finance, Ltd., 5.88%, due 03/30/31 144A	980,000
50,000	Energy Transfer Operating, LP, 6.25%, due 04/15/49	58,670
205,000	Enstar Group, Ltd., 4.95%, due 06/01/29	229,754
330,000	Entegris, Inc., 4.38%, due 04/15/28 144A	341,105
290,000	Enterprise Products Operating LLC, 3.70%, due 01/31/51	285,127
160,000	Enterprise Products Operating LLC, 3.95%, due 01/31/60	160,221
265,000	EPR Properties REIT, 3.75%, due 08/15/29	251,041
150,000	EQM Midstream Partners, LP, 6.00%, due 07/01/25 144A	161,625
140,000	EQM Midstream Partners, LP, 6.50%, due 07/01/27 144A	152,413
810,000	EQT Corp., 3.90%, due 10/01/27	828,468
180,000	EQT Corp., 8.50%, due 02/01/30(d)	229,779
270,000	Finance of America Funding LLC, 7.88%, due 11/15/25 144A	280,638
610,000	First Quantum Minerals, Ltd., 6.50%, due 03/01/24 144A	620,294
735,000	First Quantum Minerals, Ltd., 6.88%, due 03/01/26 144A	762,103
560,000	First Quantum Minerals, Ltd., 6.88%, due 10/15/27 144A	601,300
1,710,000	First Quantum Minerals, Ltd., 7.25%, due 04/01/23 144A	1,742,533
330,000	FirstEnergy Corp., 2.25%, due 09/01/30	306,459
130,000	FirstEnergy Corp., 7.38%, due 11/15/31	174,043
730,000	Five Point Operating Co., LP/Five Point Capital Corp., 7.88%, due 11/15/25 144A	764,310
650,000	Ford Motor Co., 8.50%, due 04/21/23	725,562
865,000	Ford Motor Co., 9.00%, due 04/22/25	1,048,726
390,000	Ford Motor Credit Co. LLC, 2.90%, due 02/16/28	375,180
330,000	Ford Motor Credit Co. LLC, 4.00%, due 11/13/30	327,769
200,000	Ford Motor Credit Co. LLC, 5.13%, due 06/16/25	216,046
200,000	Fox Corp., 5.48%, due 01/25/39	249,227
455,000	Freeport-McMoRan, Inc., 4.63%, due 08/01/30(j)	495,950
320,000	Freeport-McMoRan, Inc., 5.45%, due 03/15/43	384,800
320,000	Frontier Communications Corp., 5.88%, due 10/15/27 144A	339,800
330,000	Frontier Communications Corp., 6.75%, due 05/01/29 144A	348,670
570,000	Gartner, Inc., 3.75%, due 10/01/30 144A	565,012
590,000	Gazprom PJSC Via Gaz Capital SA, 4.95%, due 03/23/27 144A	647,387

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
1,200,000		GEMS MENASA Cayman, Ltd./GEMS Education Delaware LLC, 7.13%, due 07/31/26 144A	1,254,474
750,000		General Electric Co., (MTN), 6.88%, due 01/10/39	1,053,715
155,000		General Motors Co., 5.20%, due 04/01/45	177,783
150,000		General Motors Co., 6.13%, due 10/01/25	176,493
70,000		GEO Group, Inc. (The) REIT, 5.13%, due 04/01/23	61,775
740,000		GEO Group, Inc. (The) REIT, 5.88%, due 10/15/24	592,462
200,000		GEO Group, Inc. (The) REIT, 6.00%, due 04/15/26(j)	144,000
700,000		GFL Environmental, Inc., 3.75%, due 08/01/25 144A	711,812
200,000		GFL Environmental, Inc., 5.13%, due 12/15/26 144A	211,020
184,000		GFL Environmental, Inc., 8.50%, due 05/01/27 144A	202,975
160,000		Glencore Funding LLC, 4.00%, due 03/27/27 144A	176,657
1,216,194		Global Aircraft Leasing Co., Ltd., 6.50% (6.50% Cash or 7.25% PIK), due 09/15/24 144A	1,167,850
280,000		Global Atlantic Fin Co., 4.40%, due 10/15/29 144A	295,340
2,555,000		Gold Fields Orogen Holdings BVI, Ltd., 6.13%, due 05/15/29 144A	3,002,125
190,000		Goldman Sachs Group, Inc. (The), 5.15%, due 05/22/45	237,855
810,000		Granite US Holdings Corp., 11.00%, due 10/01/27(j) 144A	915,300
595,000		Gray Television, Inc., 4.75%, due 10/15/30 144A	590,909
580,000		H&E Equipment Services, Inc., 3.88%, due 12/15/28 144A	564,775
420,000		Hawaiian Brand Intellectual Property, Ltd./HawaiianMiles Loyalty, Ltd., 5.75%, due 01/20/26 144A	446,901
500,000		HCA, Inc., 3.50%, due 09/01/30	506,350
80,000		Healthpeak Properties, Inc. REIT, 3.50%, due 07/15/29	85,822
125,000		Hess Midstream Operations, LP, 5.13%, due 06/15/28 144A	126,688
1,340,000		Hess Midstream Operations, LP, 5.63%, due 02/15/26 144A	1,387,302
975,000		Hexion, Inc., 7.88%, due 07/15/27 144A	1,050,197
50,000		Hill-Rom Holdings, Inc., 4.38%, due 09/15/27 144A	51,625
1,235,000		HSBC Holdings Plc, 4.60% (5 yr. CMT + 3.65%)(b) (l)	1,222,341
250,000	EUR	HSBC Holdings Plc, Reg S, 5.25% (5 yr. EUR swap annual + 4.38%)(b) (k) (l)	308,275
1,340,000		HTA Group, Ltd., 7.00%, due 12/18/25 144A	1,428,373
260,000		Hudbay Minerals, Inc., 4.50%, due 04/01/26 144A	270,546
610,000		Hudbay Minerals, Inc., 6.13%, due 04/01/29(j) 144A	652,700
280,000		iHeartCommunications, Inc., 4.75%, due 01/15/28 144A	282,573
320,000		iHeartCommunications, Inc., 5.25%, due 08/15/27 144A	329,696
145,000		iHeartCommunications, Inc., 6.38%, due 05/01/26	154,153
590,000		iHeartCommunications, Inc., 8.38%, due 05/01/27	634,250
740,000		IHS Netherlands Holdco BV, Reg S, 8.00%, due 09/18/27(k)	801,050
1,500,000		IHS Netherlands Holdco BV, 7.13%, due 03/18/25(j) 144A	1,576,875
3,120,000		IHS Netherlands Holdco BV, 8.00%, due 09/18/27 144A	3,377,400
810,000		Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 07/01/28 144A	912,505
415,000		Intesa Sanpaolo SpA, 4.00%, due 09/23/29 144A	444,608
350,000		Intesa Sanpaolo SpA, 5.71%, due 01/15/26 144A	392,426
590,000		Intesa Sanpaolo SpA, 7.70% (5 yr. USD swap + 5.46%)(b) (l) 144A	671,125
3,150,000		Itau Unibanco Holding SA, 3.88% (5 yr. CMT + 3.45%), due 04/15/31(b) 144A	3,063,076
2,499,000		Itau Unibanco Holding SA, 4.63% (5 yr. CMT + 3.22%)(b) (j) (l) 144A	2,344,562
1,880,000		JetBlue Pass Through Trust, 7.75%, due 05/15/30	2,147,713
612,968		K2016470219 South Africa, Ltd., 3.00% (3.00% Cash or PIK), due 12/31/22(e)	2,084
198,302		K2016470260 South Africa, Ltd., 25.00% (25.00% Cash or PIK), due 12/31/22(e)	7,436

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
660,000		KazMunayGas National Co. JSC, 4.75%, due 04/19/27 144A	753,982
590,000		KazTransGas JSC, 4.38%, due 09/26/27 144A	659,241
1,770,000		Kenbourne Invest SA, 4.70%, due 01/22/28(j) 144A	1,823,985
915,000		Kernel Holding SA, 6.75%, due 10/27/27 144A	979,851
2,155,000		Klabin Austria GmbH, 3.20%, due 01/12/31 144A	2,048,662
1,005,000		Kosmos Energy, Ltd., 7.13%, due 04/04/26(j) 144A	976,900
20,000		Kraft Heinz Foods Co., 3.88%, due 05/15/27	21,894
60,000		Kraft Heinz Foods Co., 4.25%, due 03/01/31	66,156
330,000		Kraft Heinz Foods Co., 4.88%, due 10/01/49	369,989
420,000		Kraft Heinz Foods Co., 5.20%, due 07/15/45	485,584
600,000		L Brands, Inc., 5.25%, due 02/01/28	644,625
520,000		L Brands, Inc., 6.63%, due 10/01/30 144A	590,200
30,000		Las Vegas Sands Corp., 3.20%, due 08/08/24	31,296
425,000		Lazard Group LLC, 4.38%, due 03/11/29	473,582
265,000		LBM Acquisition LLC, 6.25%, due 01/15/29 144A	273,281
380,000		LD Holdings Group LLC, 6.13%, due 04/01/28 144A	387,372
650,000		Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 02/01/26 144A	662,187
35,000		Lennar Corp., 4.50%, due 04/30/24	38,138
120,000		Lennar Corp., 4.75%, due 11/15/22(d)	126,117
560,000		Lennar Corp., 4.88%, due 12/15/23	612,405
885,000		Leviathan Bond, Ltd., Reg S, 6.13%, due 06/30/25(k) 144A	960,800
1,465,000		Leviathan Bond, Ltd., Reg S, 6.50%, due 06/30/27(k) 144A	1,606,960
320,000		Liberty Interactive LLC, 8.50%, due 07/15/29	365,939
1,590,000		Liberty Mutual Group, Inc., 4.30%, due 02/01/61 144A	1,431,552
1,340,000		Liquid Telecommunications Financing Plc, 5.50%, due 09/04/26(j) 144A	1,413,700
250,000	EUR	Lloyds Banking Group Plc, Reg S, 4.95% (5 yr. EURIBOR + 5.29%)(b) (k) (l)	320,140
400,000		Lukoil International Finance BV, 4.75%, due 11/02/26 144A	442,232
1,575,000		Macquarie Bank, Ltd., 3.05% (5 yr. CMT + 1.70%), due 03/03/36(b) 144A	1,508,975
1,085,000		Macy’s, Inc., 8.38%, due 06/15/25 144A	1,202,885
1,270,000		MAF Global Securities, Ltd., Reg S, 5.50% (5 yr. USD swap + 3.48%)(b) (k) (l)	1,291,307
605,000		MAF Sukuk, Ltd., Reg S, 4.64%, due 05/14/29(k)	673,980
410,000		Marriott International, Inc., 2.85%, due 04/15/31	403,245
200,000		Mastercard, Inc., 1.90%, due 03/15/31	196,694
200,000		MDC Holdings, Inc., 6.00%, due 01/15/43	252,800
440,000		MEG Energy Corp., 5.88%, due 02/01/29 144A	442,200
230,000		MEG Energy Corp., 6.50%, due 01/15/25 144A	237,866
210,000		MEG Energy Corp., 7.13%, due 02/01/27 144A	220,369
620,000		MEGlobal Canada ULC, 5.88%, due 05/18/30 144A	750,082
690,000		Meituan, 3.05%, due 10/28/30 144A	672,358
320,000		Melco Resorts Finance, Ltd., 5.38%, due 12/04/29 144A	340,733
800,000		MercadoLibre, Inc., 3.13%, due 01/14/31(j)	763,136
150,000		Mercer International, Inc., 5.13%, due 02/01/29 144A	155,588
2,102,000		Meredith Corp., 6.88%, due 02/01/26(j)	2,158,491
230,000		Michaels Stores, Inc., 8.00%, due 07/15/27 144A	254,539
970,000		Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, due 06/20/27 144A	1,063,362
2,115,000		Millicom International Cellular SA, 6.25%, due 03/25/29 144A	2,356,353
243,000		Millicom International Cellular SA, 6.63%, due 10/15/26 144A	259,513

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
170,000		Minerals Technologies, Inc., 5.00%, due 07/01/28 144A	175,738
490,000		MPH Acquisition Holdings LLC, 5.75%, due 11/01/28(j) 144A	481,106
160,000	GBP	MPT Operating Partnership, LP/MPT Finance Corp. REIT, 3.69%, due 06/05/28	230,496
500,000		MPT Operating Partnership, LP/MPT Finance Corp. REIT, 5.00%, due 10/15/27	526,890
295,000		Mylan, Inc., 5.40%, due 11/29/43	346,681
400,000		Nationstar Mortgage Holdings, Inc., 5.50%, due 08/15/28 144A	402,370
245,000		Natwest Group Plc, 4.27% (3 mo. USD LIBOR + 1.76%), due 03/22/25(b)	267,497
1,120,000	GBP	Natwest Group Plc, 4.50% (5 yr. UK Government Bond + 3.99%)(b) (l)	1,544,569
235,000		NBM US Holdings, Inc., 7.00%, due 05/14/26(j) 144A	253,191
470,000		NCL Corp., Ltd., 10.25%, due 02/01/26 144A	552,626
700,000		NCL Corp., Ltd., 12.25%, due 05/15/24 144A	848,225
740,000		NCR Corp., 5.13%, due 04/15/29(c) 144A	749,772
110,000	EUR	Netflix, Inc., Reg S, 3.88%, due 11/15/29(k)	154,389
665,000	EUR	Netflix, Inc., Reg S, 3.63%, due 06/15/30(k)	916,587
175,000	EUR	Netflix, Inc., 3.88%, due 11/15/29 144A	245,619
680,000		Netflix, Inc., 6.38%, due 05/15/29	844,050
500,000		Newell Brands, Inc., 4.70%, due 04/01/26(d)	553,645
210,000		Newell Brands, Inc., 4.88%, due 06/01/25	232,050
1,635,000		Nexstar Broadcasting, Inc., 5.63%, due 07/15/27 144A	1,721,328
390,000		NGPL PipeCo LLC, 7.77%, due 12/15/37 144A	517,894
1,355,000		Nielsen Finance LLC/Nielsen Finance Co., 5.88%, due 10/01/30 144A	1,465,941
470,000		NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, due 04/01/26 144A	479,987
420,000		NMI Holdings, Inc., 7.38%, due 06/01/25 144A	485,190
690,000		Nordstrom, Inc., 4.25%, due 08/01/31(c) 144A	690,845
230,000		Northern Oil and Gas, Inc., 8.13%, due 03/01/28 144A	229,109
400,000		Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22(e) (h)	120
160,000	EUR	Novelis Sheet Ingot GmbH, 3.38%, due 04/15/29 144A	194,146
430,000		NRG Energy, Inc., 3.63%, due 02/15/31 144A	420,056
420,000		Occidental Petroleum Corp., 4.40%, due 04/15/46	356,666
90,000		Occidental Petroleum Corp., 6.13%, due 01/01/31(j)	99,547
1,380,000		Occidental Petroleum Corp., 7.15%, due 05/15/28	1,509,375
130,000		Occidental Petroleum Corp., 7.20%, due 03/15/29	143,000
2,530,000		OCP SA, 6.88%, due 04/25/44 144A	2,954,413
1,275,000		OI European Group BV, 4.00%, due 03/15/23 144A	1,310,859
655,000		Oleoducto Central SA, 4.00%, due 07/14/27 144A	694,415
245,000		OneMain Finance Corp., 5.38%, due 11/15/29	261,231
610,000		ONEOK, Inc., 4.50%, due 03/15/50	611,314
400,000		ONEOK, Inc., 7.15%, due 01/15/51	530,426
950,000		Outfront Media Capital LLC/Outfront Media Capital Corp., 4.63%, due 03/15/30 144A	915,562
790,000		Oversea-Chinese Banking Corp., Ltd., (MTN), Reg S, 4.25%, due 06/19/24(k)	864,062
1,405,000		Oztel Holdings SPC, Ltd., 5.63%, due 10/24/23 144A	1,491,363
90,000		Park Aerospace Holdings, Ltd., 4.50%, due 03/15/23 144A	94,034
180,000		Park-Ohio Industries, Inc., 6.63%, due 04/15/27	182,250
250,000		Parsley Energy LLC/Parsley Finance Corp., 5.63%, due 10/15/27 144A	271,563
260,000		Pattern Energy Operations, LP/Pattern Energy Operations, Inc., 4.50%, due 08/15/28 144A	264,713
530,000		PBF Holding Co. LLC/PBF Finance Corp., 9.25%, due 05/15/25 144A	541,183
1,510,000		Petrobras Global Finance BV, 5.30%, due 01/27/25(j)	1,670,800
450,000		Petrobras Global Finance BV, 6.85%, due 06/05/15(m)	464,625

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
290,000		Petroleos Mexicanos, 6.84%, due 01/23/30	294,859
1,210,000		Petroleos Mexicanos, 6.88%, due 10/16/25(j) 144A	1,314,623
7,056,900	MXN	Petroleos Mexicanos, (GDN), Reg S, 7.19%, due 09/12/24(k)	323,938
980,000		PetSmart, Inc./PetSmart Finance Corp., 4.75%, due 02/15/28 144A	1,005,539
765,000		PetSmart, Inc./PetSmart Finance Corp., 7.75%, due 02/15/29 144A	832,205
280,000		Playtika Holding Corp., 4.25%, due 03/15/29 144A	276,381
105,000	EUR	PLT VII Finance SARL, 4.63%, due 01/05/26 144A	128,673
880,000		PM General Purchaser LLC, 9.50%, due 10/01/28 144A	940,500
885,000	EUR	PPF Telecom Group BV, (MTN), Reg S, 3.13%, due 03/27/26(k)	1,105,887
570,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, due 08/31/27 144A	553,612
100,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, due 04/15/26 144A	108,048
110,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	114,664
280,000		Prosperous Ray, Ltd., Reg S, 4.63%, due 11/12/23(k)	303,582
1,010,000		Prosus NV, 4.03%, due 08/03/50 144A	917,516
680,000		Prosus NV, 4.85%, due 07/06/27 144A	763,283
420,000		QVC, Inc., 5.45%, due 08/15/34	421,050
520,000		Rackspace Technology Global, Inc., 3.50%, due 02/15/28 144A	501,098
575,000		Radian Group, Inc., 6.63%, due 03/15/25	645,340
230,000		Radiology Partners, Inc., 9.25%, due 02/01/28 144A	250,988
635,000		Range Resources Corp., 4.88%, due 05/15/25(j)	629,050
350,000		Range Resources Corp., 5.00%, due 08/15/22	357,070
507,000		Range Resources Corp., 5.88%, due 07/01/22	511,753
310,000		Range Resources Corp., 8.25%, due 01/15/29 144A	332,281
1,220,000		Range Resources Corp., 9.25%, due 02/01/26	1,327,079
410,000		Raytheon Technologies Corp., 3.13%, due 07/01/50	396,606
1,320,000		Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, due 01/15/29 144A	1,303,500
220,000		Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, due 06/15/25 144A	240,529
370,000		Rent-A-Center, Inc, 6.38%, due 02/15/29 144A	393,125
150,000		Royal Caribbean Cruises, Ltd., 5.50%, due 04/01/28 144A	151,050
80,000		Royal Caribbean Cruises, Ltd., 11.50%, due 06/01/25 144A	93,400
206,000		RR Donnelley & Sons Co., 8.25%, due 07/01/27	243,466
1,265,000		Rumo Luxembourg SARL, 5.25%, due 01/10/28 144A	1,331,412
590,000	GBP	Saga Plc, Reg S, 3.38%, due 05/12/24(k)	773,315
200,000		Sands China, Ltd., 5.13%, due 08/08/25	224,073
1,535,000		Santander UK Group Holdings Plc, 2.90% (SOFR + 1.48%), due 03/15/32(b)	1,529,190
420,000		Sasol Financing USA LLC, 4.38%, due 09/18/26	429,513
2,885,000		Sasol Financing USA LLC, 5.50%, due 03/18/31	2,834,512
1,450,000		SASOL Financing USA LLC, 6.50%, due 09/27/28	1,563,100
985,000		Saudi Arabian Oil Co., 3.25%, due 11/24/50 144A	890,165
410,000		Scientific Games International, Inc., 7.00%, due 05/15/28 144A	438,823
340,000		Seagate HDD Cayman, 4.09%, due 06/01/29 144A	347,106
321,000		Seagate HDD Cayman, 4.88%, due 06/01/27	353,301
360,000		Sensata Technologies BV, 4.00%, due 04/15/29 144A	366,491
590,000		Service Properties Trust REIT, 5.50%, due 12/15/27	624,243
470,000		Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, due 11/01/26 144A	489,975
790,000		Silversea Cruise Finance, Ltd., 7.25%, due 02/01/25 144A	819,131
480,000		Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, due 03/01/29 144A	484,810
3,090,000		Sinopec Group Overseas Development 2018, Ltd., 3.10%, due 01/08/51(j) 144A	2,841,173

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
1,495,000		Societe Generale SA, 3.63%, due 03/01/41(e)	1,438,081
505,000		Societe Generale SA, 7.38% (5 yr. USD swap + 4.30%)(b) (j) (l) 144A	546,382
265,000	EUR	Sofima Holding SpA, 3.75%, due 01/15/28 144A	313,954
780,000		Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, due 09/20/25 144A	883,284
640,000		SRM Escrow Issuer LLC, 6.00%, due 11/01/28 144A	671,920
520,000		Standard Chartered Plc, 4.75% (5 yr. CMT + 3.81%)(b) (j) (l) 144A	518,505
470,000		Standard Chartered Plc, 6.00% (5 yr. CMT + 5.66%)(b) (l) 144A	511,759
380,000		Standard Chartered Plc, 7.75% (5 yr. USD swap + 5.72%)(b) (j) (l) 144A	412,011
750,000		Studio City Finance, Ltd., 5.00%, due 01/15/29 144A	753,712
653,263	EUR	Summer BC Holdco A SARL, Reg S, 9.25%, due 10/31/27(k)	828,281
1,310,000	EUR	Summer BC Holdco B SARL, Reg S, 5.75%, due 10/31/26(k)	1,625,477
220,000	EUR	Summer BC Holdco B SARL, 5.75%, due 10/31/26 144A	272,981
100,000		Summit Materials LLC/Summit Materials Finance Corp., 5.25%, due 01/15/29 144A	104,724
240,000		Superior Plus, LP/Superior General Partner, Inc., 4.50%, due 03/15/29 144A	243,048
240,000		Suzano Austria GmbH, 3.75%, due 01/15/31	248,536
260,000		Suzano Austria GmbH, Reg S, 5.75%, due 07/14/26(k)	306,340
630,000		Suzano Austria GmbH, 6.00%, due 01/15/29	742,931
1,190,000		Suzano Austria GmbH, Reg S, 7.00%, due 03/16/47(k)	1,534,642
360,000		Swire Pacific MTN Financing, Ltd., (MTN), Reg S, 4.50%, due 10/09/23(k)	390,841
400,000		Switch, Ltd., 3.75%, due 09/15/28 144A	394,638
440,000		Syneos Health, Inc., 3.63%, due 01/15/29 144A	428,725
415,000		T-Mobile USA, Inc., 4.38%, due 04/15/40 144A	461,505
415,000		T-Mobile USA, Inc., 4.50%, due 04/15/50 144A	465,584
180,000		Talen Energy Supply LLC, 10.50%, due 01/15/26 144A	161,438
330,000		Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 6.00%, due 12/31/30 144A	326,700
520,000		Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 4.00%, due 01/15/32 144A	489,720
440,000		Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 4.88%, due 02/01/31 144A	446,490
150,000		Teck Resources, Ltd., 5.40%, due 02/01/43	168,784
60,000		Teck Resources, Ltd., 6.00%, due 08/15/40	72,021
1,300,000		Teine Energy, Ltd., 6.88%, due 04/15/29(c) 144A	1,311,375
200,000		Telefonica Emisiones SA, 5.21%, due 03/08/47	234,225
100,000		Tenet Healthcare Corp., 5.13%, due 11/01/27 144A	104,820
935,000		Tenet Healthcare Corp., 7.50%, due 04/01/25 144A	1,010,814
220,000		Tennessee Gas Pipeline Co. LLC, 2.90%, due 03/01/30 144A	219,160
240,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, Reg S, 1.25%, due 03/31/23(k)	277,277
280,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, due 04/15/22	333,933
635,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, 6.00%, due 01/31/25	823,290
890,000		Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26	852,175
190,000		Time Warner Cable LLC, 6.75%, due 06/15/39	254,635
440,000		TopBuild Corp., 3.63%, due 03/15/29 144A	435,600
940,000		TransAlta Corp., 6.50%, due 03/15/40	1,058,675
220,000		Transcontinental Gas Pipe Line Co. LLC, 3.25%, due 05/15/30	231,187
240,000		TransDigm, Inc., 4.63%, due 01/15/29 144A	236,650
740,000		TransDigm, Inc., 6.25%, due 03/15/26 144A	785,255
250,000		TransDigm, Inc., 7.50%, due 03/15/27	266,673
210,000		TransDigm, Inc., 8.00%, due 12/15/25 144A	228,900

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
2,880,000	ZAR	Transnet SOC, Ltd., (MTN), Reg S, 9.50%, due 05/13/21(k)	195,283
340,000		Transportadora de Gas del Sur SA, 6.75%, due 05/02/25 144A	294,355
945,000		TriNet Group, Inc., 3.50%, due 03/01/29 144A	925,580
1,375,000		Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, due 04/01/29 144A	1,419,687
460,000		Triton Water Holdings, Inc., 6.25%, due 04/01/29 144A	469,487
350,000		Turk Telekomunikasyon AS, 6.88%, due 02/28/25 144A	372,418
460,000		Twitter, Inc., 3.88%, due 12/15/27 144A	482,880
295,000		Uber Technologies, Inc., 7.50%, due 09/15/27 144A	326,359
340,000		UBS Group AG, 7.00% (5 yr. USD swap + 4.34%)(b) (l) 144A	373,689
1,970,000		Ulker Biskuvi Sanayi AS, 6.95%, due 10/30/25 144A	2,071,376
1,190,000		UniCredit SpA, 5.46% (5 yr. CMT + 4.75%), due 06/30/35(b) 144A	1,262,334
555,000		UniCredit SpA, 7.30% (5 yr. USD ICE swap + 4.91%), due 04/02/34(b) 144A	654,517
415,000		UniCredit SpA, Reg S, 8.00% (5 yr. USD swap + 5.18%)(b) (k) (l)	464,022
1,570,000		Unifin Financiera SAB de CV, 8.38%, due 01/27/28 144A	1,526,809
2,535,000		Unifin Financiera SAB de CV, 9.88%, due 01/28/29 144A	2,614,117
180,000		United Airlines Pass Through Trust, 3.70%, due 06/01/24	182,638
80,000		United Airlines Pass Through Trust, 4.88%, due 07/15/27	83,980
1,000,000		United Rentals North America, Inc., 5.25%, due 01/15/30	1,087,810
410,000		Univision Communications, Inc., 9.50%, due 05/01/25 144A	451,000
320,000		US Renal Care, Inc., 10.63%, due 07/15/27 144A	352,600
290,000		Utah Acquisition Sub, Inc., 5.25%, due 06/15/46	340,751
540,000		Vale Overseas, Ltd., 6.88%, due 11/10/39	722,520
1,840,000		VEON Holdings BV, 3.38%, due 11/25/27 144A	1,822,483
410,000		Verizon Communications, Inc., 3.40%, due 03/22/41	414,895
2,290,000		Verizon Communications, Inc., 3.55%, due 03/22/51	2,284,043
1,830,000		Verizon Communications, Inc., 3.70%, due 03/22/61	1,802,293
285,000	EUR	Vertical Holdco GmbH, 6.63%, due 07/15/28 144A	359,277
270,000	EUR	Vertical Midco GmbH, 4.38%, due 07/15/27 144A	334,022
265,000		VF Ukraine PAT via VFU Funding Plc, 6.20%, due 02/11/25 144A	274,771
660,000		Viking Cruises, Ltd., 7.00%, due 02/15/29 144A	681,252
300,000		Virgin Media Secured Finance Plc, 5.50%, due 08/15/26 144A	311,844
300,000		Virgin Media Secured Finance Plc, 5.50%, due 05/15/29 144A	318,852
775,000		Vistra Operations Co. LLC, 5.00%, due 07/31/27 144A	800,032
980,000		VOC Escrow, Ltd., 5.00%, due 02/15/28 144A	970,381
730,000		VTR Comunicaciones SpA, 5.13%, due 01/15/28 144A	764,054
1,080,000		VTR Finance NV, 6.38%, due 07/15/28(j) 144A	1,169,408
350,000		WEA Finance LLC/Westfield UK & Europe Finance Plc REIT, 4.75%, due 09/17/44 144A	355,646
260,000		Wells Fargo & Co., (MTN), 5.01% (3 mo. USD LIBOR + 4.24%), due 04/04/51(b)	332,839
457,000		Wendy’s International LLC, 7.00%, due 12/15/25	509,128
620,000		Western Midstream Operating, LP, 4.35%, due 02/01/25(d)	642,686
470,000		Western Midstream Operating, LP, 5.30%, due 03/01/48	472,839
592,000		Western Midstream Operating, LP, 5.45%, due 04/01/44	608,576
60,000		Williams Cos., Inc. (The), 8.75%, due 03/15/32	88,031
565,000		Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, due 08/15/28 144A	575,241
260,000		WPX Energy, Inc., 4.50%, due 01/15/30	280,355
880,000		WR Berkley Corp., 3.55%, due 03/30/52	884,622

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
650,000	WW International, Inc., 8.63%, due 12/01/25 144A	677,511
370,000	Wynn Macau, Ltd., 5.13%, due 12/15/29 144A	379,907
800,000	Wynn Macau, Ltd., 5.63%, due 08/26/28 144A	837,740
770,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.75%, due 04/15/25 144A	835,681
620,000	XPO CNW, Inc., 6.70%, due 05/01/34	735,304
180,000	Yamana Gold, Inc., 4.63%, due 12/15/27	197,126
414,050	YPF SA, 4.00%, due 02/12/26(d) 144A	338,198
85,000	Yum! Brands, Inc., 4.75%, due 01/15/30 144A	89,998
275,000	Yuzhou Group Holdings Co., Ltd., Reg S, 6.35%, due 01/13/27(k)	229,281
220,000	Yuzhou Group Holdings Co., Ltd., Reg S, 7.38%, due 01/13/26(k)	190,288

		307,845,025

	Mortgage Backed Securities - Private Issuers — 5.2%
410,000	BANK, Series 2018-BNK14, Class A4, 4.23%, due 09/15/60(f)	464,936
355,000	BANK, Series 2020-BNK25, Class AS, 2.84%, due 01/15/63	368,632
1,260,000	BBCCRE Trust, Series 2015-GTP, Class F, 4.56%, due 08/10/33(f) 144A	1,107,194
390,000	BBCMS Mortgage Trust, Series 2018-CBM, Class D, 2.50% (1 mo. USD LIBOR + 2.39%), due 07/15/37(b) 144A	385,857
280,000	BBCMS Mortgage Trust, Series 2019-C5, Class A4, 3.06%, due 11/15/52	295,885
345,000	BBCMS Mortgage Trust, Series 2020-C6, Class AS, 2.84%, due 02/15/53	354,673
250,000	Benchmark Mortgage Trust, Series 2020-B16, Class AM, 2.94%, due 02/15/53(f)	256,081
1,000,000	BHMS, Series 2018-MZB, Class MZB, 6.74% (1 mo. USD LIBOR + 6.64%), due 07/15/25(b) 144A	950,972
590,000	BX Commercial Mortgage Trust, Series 2019-IMC, Class E, 2.26% (1 mo. USD LIBOR + 2.15%), due 04/15/34(b) 144A	580,229
950,000	BX Trust, Series 2018-BILT, Class B, 1.13% (1 mo. USD LIBOR + 1.02%), due 05/15/30(b) 144A	949,668
410,000	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, 5.76%, due 12/15/47(f) 144A	418,670
425,000	CFK Trust, Series 2020-MF2, Class F, 3.46%, due 03/15/39(f) 144A	385,404
300,000	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class A, 1.06% (1 mo. USD LIBOR + 0.95%), due 11/15/36(b) 144A	300,193
187,784	Citigroup Mortgage Loan Trust CMO, Series 2018-A, Class A1, 4.00%, due 01/25/68(f) 144A	188,604
1,060,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F, 2.76% (1 mo. USD LIBOR + 2.65%), due 05/15/36(b) 144A	1,062,356
742,500	Credit Suisse Mortgage Trust, Series 2019 RIO, 8.00% (1 mo. USD LIBOR + 7.00%), due 12/15/21(b) 144A	705,704
300,000	Credit Suisse Mortgage Trust, Series 2019-UVIL, Class A, 3.16%, due 12/15/41 144A	307,862
1,050,000	Credit Suisse Mortgage Trust, Series 2020-TMIC, Class A, 3.25% (1 mo. USD LIBOR + 3.00%), due 12/15/35(b) 144A	1,062,606
450,000	Credit Suisse Mortgage Trust LLC, Series 2014-USA, Class F, 4.37%, due 09/15/37 144A	334,225
290,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2017-1, Class M1, 4.00%, due 01/25/56(f) 144A	293,943
415,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-3, Class M, 4.75%, due 08/25/57(f) 144A	433,482
280,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-1, Class M, 4.75%, due 07/25/58(f) 144A	292,800

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
560,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-4, Class M, 4.50%, due 02/25/59(f) 144A	582,352
370,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-1, Class M, 4.25%, due 08/25/59(f) 144A	385,362
640,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-2, Class M, 4.25%, due 11/25/59(f) 144A	651,575
590,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-3, Class M, 4.25%, due 05/25/60(f) 144A	609,601
1,580,000	FHLMC Structured Agency Credit Risk CMO, Series 2020-DNA1, Class B1, 2.41% (1 mo. USD LIBOR + 2.30%), due 01/25/50(b) 144A	1,560,060
310,000	FHLMC Structured Agency Credit Risk CMO, Series 2020-DNA2, Class M2, 1.96% (1 mo. USD LIBOR + 1.85%), due 02/25/50(b) 144A	310,461
1,430,000	FHLMC Structured Agency Credit Risk CMO, Series 2020-DNA3, Class B1, 5.21% (1 mo. USD LIBOR + 5.10%), due 06/25/50(b) 144A	1,486,447
900,000	FHLMC Structured Agency Credit Risk CMO, Series 2020-DNA6, Class B1, 3.02% (SOFR + 3.00%), due 12/25/50(b) 144A	894,357
332,138	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2015-HQ1, Class B, 10.86% (1 mo. USD LIBOR + 10.75%), due 03/25/25(b)	330,271
605,000	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2017-HRP1, Class B1, 4.71% (1 mo. USD LIBOR + 4.60%), due 12/25/42(b)	611,748
506,506	FHLMC Structured Asset Mortgage Investments II Trust CMO, Series 2005-AR2, Class 2A2, 0.67% (1 mo. USD LIBOR + 0.56%), due 05/25/45(b)	391,515
932,619	FNMA Connecticut Avenue Securities CMO, Series 2014-C04, Class 1M2, 5.01% (1 mo. USD LIBOR + 4.90%), due 11/25/24(b) 144A	964,356
302,054	FNMA Connecticut Avenue Securities CMO, Series 2016-C06, Class 1M2, 4.36% (1 mo. USD LIBOR + 4.25%), due 04/25/29(b) 144A	315,728
1,097,604	FNMA Connecticut Avenue Securities CMO, Series 2017-C05, Class 1M2, 2.31% (1 mo. USD LIBOR + 2.20%), due 01/25/30(b) 144A	1,112,702
440,000	FNMA Connecticut Avenue Securities CMO, Series 2017-C07, Class 1B1, 4.11% (1 mo. USD LIBOR + 4.00%), due 05/25/30(b) 144A	455,191
1,005,122	FNMA Connecticut Avenue Securities CMO, Series 2017-C07, Class 1M2, 2.51% (1 mo. USD LIBOR + 2.40%), due 05/25/30(b) 144A	1,011,992
610,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C01, Class 1B1, 3.66% (1 mo. USD LIBOR + 3.55%), due 07/25/30(b) 144A	618,902
713,986	FNMA Connecticut Avenue Securities CMO, Series 2018-C01, Class 1M2, 2.36% (1 mo. USD LIBOR + 2.25%), due 07/25/30(b) 144A	717,396
469,203	FNMA Connecticut Avenue Securities CMO, Series 2018-C03, Class 1M2, 2.26% (1 mo. USD LIBOR + 2.15%), due 10/25/30(b) 144A	469,166
1,210,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C05, Class 1B1, 4.36% (1 mo. USD LIBOR + 4.25%), due 01/25/31(b) 144A	1,240,237
1,917,617	FNMA Connecticut Avenue Securities CMO, Series 2018-C05, Class 1M2, 2.46% (1 mo. USD LIBOR + 2.35%), due 01/25/31(b) 144A	1,926,027
492,500	FNMA Connecticut Avenue Securities CMO, Series 2018-C06, Class 1B1, 3.86% (1 mo. USD LIBOR + 3.75%), due 03/25/31(b) 144A	496,907
517,877	FNMA Connecticut Avenue Securities CMO, Series 2018-C06, Class 1M2, 2.11% (1 mo. USD LIBOR + 2.00%), due 03/25/31(b) 144A	517,616
610,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2018-R07, Class 1B1, 4.46% (1 mo. USD LIBOR + 4.35%), due 04/25/31(b) 144A	624,191

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers - continued
214,419	FNMA Connecticut Avenue Securities Trust CMO, Series 2019-R05, Class 1M2, 2.11% (1 mo. USD LIBOR + 2.00%), due 07/25/39(b) 144A	215,044
540,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2020-R01, Class 1M2, 2.16% (1 mo. USD LIBOR + 2.05%), due 01/25/40(b) 144A	541,628
265,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.41%, due 08/10/44(e) (f)	165,692
320,000	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43%, due 08/10/50	347,250
570,000	GS Mortgage Securities Trust, Series 2020-DUNE, Class A, 1.21% (1 mo. USD LIBOR + 1.10%), due 12/15/36(b) 144A	570,565
217,003	HarborView Mortgage Loan Trust CMO, Series 2005-9, Class 2A1C, 1.01% (1 mo. USD LIBOR + 0.90%), due 06/20/35(b)	214,928
1,390,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M, 8.31% (1 mo. USD LIBOR + 8.21%), due 06/15/35(b) 144A	887,928
1,210,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFL, 3.00% (1 mo. USD LIBOR + 2.90%), due 07/05/33(b) 144A	1,169,037
530,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class E, 2.71% (1 mo. USD LIBOR + 2.60%), due 09/15/29(b) 144A	526,186
800,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class F, 3.51% (1 mo. USD LIBOR + 3.40%), due 09/15/29(b) 144A	749,698
417,430	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BOLT, Class C, 3.91% (1 mo. USD LIBOR + 3.80%), due 07/15/34(b) 144A	387,763
800,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-MKST, Class F, 2.96% (1 mo. USD LIBOR + 2.85%), due 12/15/36(b) 144A	732,506
760,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class GFX, 4.69%, due 01/16/37(f) 144A	730,546
221,767	KKR Industrial Portfolio Trust, Series 2020-AIP, Class E, 2.73% (1 mo. USD LIBOR + 2.63%), due 03/15/37(b) 144A	223,154
320,000	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.28%, due 07/11/40(f) 144A	345,104
641,959	Motel 6 Trust, Series 2017-MTL6, Class E, 3.36% (1 mo. USD LIBOR + 3.25%), due 08/15/34(b) 144A	644,669
365,000	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.28%, due 10/15/30 144A	362,187
320,000	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 1.61% (1 mo. USD LIBOR + 1.50%), due 07/15/36(b) 144A	321,377
780,000	Natixis Commercial Mortgage Securities Trust, Series 2019-TRUE, Class A, 3.51% (1 mo. USD LIBOR + 2.01%), due 04/18/24(b) 144A	739,267
500,000	Radnor RE, Ltd. Mortgage Insurance-Linked Notes CMO, Series 2020-1, Class M1C, 1.86% (1 mo. USD LIBOR + 1.75%), due 02/25/30(b) 144A	487,161
230,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.86% (1 mo. USD LIBOR + 2.75%), due 11/15/27(b) (e) (n) (o)	102,332
900,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 3.61% (1 mo. USD LIBOR + 3.50%), due 11/15/27(b) (e) (n) (o)	216,387
766,336	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class E, 3.43% (1 mo. USD LIBOR + 3.33%), due 11/11/34(b) 144A	743,522
761,476	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class F, 4.21% (1 mo. USD LIBOR + 4.10%), due 11/11/34(b) 144A	693,122
370,819	WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2005-AR1, Class A1B, 0.89% (1 mo. USD LIBOR + 0.39%), due 01/25/45(b)	364,390

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Mortgage Backed Securities - Private Issuers — continued
793,002		WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2005-AR6, Class 2A1A, 0.57% (1 mo. USD LIBOR + 0.23%), due 04/25/45(b)	782,820
538,879		WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2006-AR16, Class 2A2, 2.53%, due 12/25/36(f)	515,645
438,838		Wells Fargo Mortgage Backed Securities Trust CMO, Series 2006-AR5, Class 2A1, 2.80%, due 04/25/36(f)	435,035

			43,999,079

		Mortgage Backed Securities - U.S. Government Agency Obligations — 0.1%
60,000		FNMA, Pool # BL5547, 2.68%, due 01/01/35	62,062
129,300		FNMA, Pool # BM6224, 2.79%, due 01/01/35(f)	134,941
464,276		UMBS, Pool # BM5520, 3.50%, due 02/01/47	494,503

			691,506

		Sovereign Debt Obligations — 31.2%
470,000		Abu Dhabi Government International Bond, 4.13%, due 10/11/47 144A	531,612
1,390,000		Abu Dhabi Government International Bond, (MTN), Reg S, 3.88%, due 04/16/50(k)	1,513,974
327,438		Argentine Republic Government International Bond, 0.13%, due 07/09/46(d)	101,532
5,505		Argentine Republic Government International Bond, 1.00%, due 07/09/29	1,991
1,980,000		Bahrain Government International Bond, 5.25%, due 01/25/33 144A	1,885,891
1,185,000		Bahrain Government International Bond, 5.45%, due 09/16/32 144A	1,147,252
270,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, Reg S, 2.30%, due 10/01/28(k)	362,925
270,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, Reg S, 2.80%, due 10/01/33(k) 144A	334,061
1,200,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.50%, due 03/01/26	1,856,238
470,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 03/01/35	716,064
170,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 01/01/43	285,556
4,857,000	BRL	Brazil Letras do Tesouro Nacional, 4.52%, due 01/01/22(i)	832,046
11,731,000	BRL	Brazil Letras do Tesouro Nacional, 5.66%, due 07/01/22(i)	1,939,083
13,096,000	BRL	Brazil Letras do Tesouro Nacional, 7.42%, due 07/01/23(i)	1,980,179
1,129,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 6.00%, due 05/15/45	851,731
1,134,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 6.00%, due 08/15/50	879,097
14,614,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/23	2,726,757
16,837,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/25	3,146,114
25,480,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/27	4,745,801
24,016,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/29	4,449,109
4,346,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/31	804,174
1,460,000		Brazilian Government International Bond, 4.75%, due 01/14/50	1,324,293
8,350,000	CNY	China Government Bond, 1.99%, due 04/09/25	1,222,342
10,500,000	CNY	China Government Bond, 2.68%, due 05/21/30	1,530,413
5,270,000	CNY	China Government Bond, 3.02%, due 10/22/25	804,260
10,100,000	CNY	China Government Bond, 3.13%, due 11/21/29	1,528,636
5,150,000	CNY	China Government Bond, 3.25%, due 11/22/28	787,361
6,690,000	CNY	China Government Bond, 3.27%, due 11/19/30	1,027,609
2,200,000	CNY	China Government Bond, 3.29%, due 05/23/29	336,725
16,932,100,000	COP	Colombian TES, 6.00%, due 04/28/28	4,508,482
2,269,600,000	COP	Colombian TES, 6.25%, due 11/26/25	641,660
16,755,400,000	COP	Colombian TES, 7.00%, due 05/04/22	4,780,591
2,998,600,000	COP	Colombian TES, 7.00%, due 06/30/32	795,437
3,668,200,000	COP	Colombian TES, 7.25%, due 10/18/34	977,539

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
9,879,600,000	COP	Colombian TES, 7.50%, due 08/26/26	2,907,611
5,418,700,000	COP	Colombian TES, 7.75%, due 09/18/30	1,551,857
17,022,500,000	COP	Colombian TES, 10.00%, due 07/24/24	5,418,578
9,720,000	CZK	Czech Republic Government Bond, 0.25%, due 02/10/27	404,510
18,720,000	CZK	Czech Republic Government Bond, Reg S, 0.95%, due 05/15/30(k)	777,446
8,760,000	CZK	Czech Republic Government Bond, Reg S, 1.00%, due 06/26/26(k)	383,258
22,420,000	CZK	Czech Republic Government Bond, 2.00%, due 10/13/33	1,002,255
4,270,000	CZK	Czech Republic Government Bond, Reg S, 2.40%, due 09/17/25(k)	200,088
10,550,000	CZK	Czech Republic Government Bond, 2.75%, due 07/23/29	509,322
14,650,000	DOP	Dominican Republic International Bond, Reg S, 9.75%, due 06/05/26(k)	280,551
22,450,000	EGP	Egypt Government Bond, 14.61%, due 09/08/25	1,438,455
13,761,000	EGP	Egypt Government Bond, 14.66%, due 10/06/30	879,165
4,826,000	EGP	Egypt Government Bond, 16.10%, due 05/07/29	330,245
49,395,000	EGP	Egypt Government Bond, 16.50%, due 04/02/26	3,387,780
325,000		Egypt Government International Bond, 5.75%, due 05/29/24 144A	341,741
590,000		Egypt Government International Bond, 7.60%, due 03/01/29 144A	629,657
27,505,000	BRL	European Investment Bank, (MTN), 4.10%, due 08/27/21(i)	4,794,000
85,473,000	MXN	European Investment Bank, (MTN), 5.50%, due 01/23/23	4,213,390
5,140,000	ZAR	European Investment Bank, (MTN), Reg S, 8.50%, due 09/17/24(k)	373,328
560,000		Ghana Government International Bond, 7.63%, due 05/16/29 144A	551,770
200,000		Ghana Government International Bond, 8.13%, due 03/26/32 144A	193,865
298,720,000	HUF	Hungary Government Bond, 3.00%, due 08/21/30	1,016,490
103,180,000	HUF	Hungary Government Bond, 2.50%, due 10/24/24	346,952
56,010,000	HUF	Hungary Government Bond, 2.75%, due 12/22/26	189,393
171,210,000	HUF	Hungary Government Bond, 3.00%, due 10/27/27	586,747
108,660,000	HUF	Hungary Government Bond, 3.25%, due 10/22/31	374,774
163,750,000	HUF	Hungary Government Bond, 5.50%, due 06/24/25	614,521
174,190,000	HUF	Hungary Government Bond, 6.75%, due 10/22/28	742,532
230,000		Indonesia Government International Bond, 3.50%, due 01/11/28	246,977
1,590,000		Indonesia Government International Bond, (MTN), Reg S, 5.25%, due 01/17/42(k)	1,906,328
11,001,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	735,427
10,023,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	672,497
38,299,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	2,746,612
11,176,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 09/15/30	780,697
30,581,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 08/15/32	2,162,271
16,441,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 06/15/35	1,156,847
54,905,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 05/15/38	3,814,773
28,404,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 04/15/40	1,957,969
11,405,000,000	IDR	Indonesia Treasury Bond, 8.13%, due 05/15/24	843,939
30,548,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/29	2,298,871
2,658,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 06/15/32	198,700
17,059,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/36	1,263,517
2,683,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	199,141
14,937,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 09/15/26	1,139,274
57,221,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	4,322,874
27,983,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 04/15/39	2,062,246
31,350,000,000	IDR	Indonesia Treasury Bond, 8.75%, due 05/15/31	2,447,005
18,253,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	1,431,726
6,017,000,000	IDR	Indonesia Treasury Bond, 9.50%, due 07/15/31	488,154

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
5,494,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	473,706
22,300,000,000	IDR	Inter-American Development Bank, (MTN), 7.88%, due 03/14/23	1,613,046
200,000		Israel Government International Bond, 2.75%, due 07/03/30	209,759
445,000	EUR	Ivory Coast Government International Bond, 4.88%, due 01/30/32 144A	511,196
148,459		Ivory Coast Government International Bond, Reg S, 5.75%, due 12/31/32(d) (k)	148,897
540,000		Ivory Coast Government International Bond, Reg S, 6.13%, due 06/15/33(k)	553,527
1,110,000		Kazakhstan Government International Bond, (MTN), Reg S, 5.13%, due 07/21/25(k)	1,290,930
1,465,000		Kenya Government International Bond, Reg S, 8.00%, due 05/22/32(k)	1,559,558
2,690,000	MYR	Malaysia Government Bond, 2.63%, due 04/15/31	613,294
1,381,000	MYR	Malaysia Government Bond, 3.42%, due 08/15/22	339,502
3,415,000	MYR	Malaysia Government Bond, 3.48%, due 06/14/24	852,048
2,860,000	MYR	Malaysia Government Bond, 3.48%, due 03/15/23	707,529
6,468,000	MYR	Malaysia Government Bond, 3.50%, due 05/31/27	1,609,796
14,101,000	MYR	Malaysia Government Bond, 3.62%, due 11/30/21	3,443,449
2,210,000	MYR	Malaysia Government Bond, 3.73%, due 06/15/28	554,600
1,022,000	MYR	Malaysia Government Bond, 3.76%, due 05/22/40	230,962
11,158,000	MYR	Malaysia Government Bond, 3.80%, due 08/17/23	2,789,499
681,000	MYR	Malaysia Government Bond, 3.83%, due 07/05/34	163,180
2,226,000	MYR	Malaysia Government Bond, 3.84%, due 04/15/33	534,476
3,938,000	MYR	Malaysia Government Bond, 3.88%, due 03/14/25	994,386
12,517,000	MYR	Malaysia Government Bond, 3.89%, due 08/15/29	3,146,875
661,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	167,914
6,454,000	MYR	Malaysia Government Bond, 3.90%, due 11/16/27	1,640,877
13,930,000	MYR	Malaysia Government Bond, 3.96%, due 09/15/25	3,540,299
1,275,000	MYR	Malaysia Government Bond, 4.06%, due 09/30/24	323,949
624,000	MYR	Malaysia Government Bond, 4.13%, due 04/15/32	154,837
953,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	242,616
1,205,000	MYR	Malaysia Government Bond, 4.23%, due 06/30/31	304,999
813,000	MYR	Malaysia Government Bond, 4.39%, due 04/15/26	211,302
4,041,000	MYR	Malaysia Government Bond, 4.50%, due 04/15/30	1,056,351
1,597,000	MYR	Malaysia Government Bond, 4.74%, due 03/15/46	400,448
1,798,000	MYR	Malaysia Government Bond, 4.76%, due 04/07/37	460,185
647,000	MYR	Malaysia Government Bond, 4.89%, due 06/08/38	167,185
27,908,700	MXN	Mexican Bonos, 5.75%, due 03/05/26	1,353,812
27,302,000	MXN	Mexican Bonos, 6.50%, due 06/10/21	1,338,654
19,558,300	MXN	Mexican Bonos, 6.50%, due 06/09/22	975,053
10,202,000	MXN	Mexican Bonos, 6.75%, due 03/09/23	515,433
11,994,200	MXN	Mexican Bonos, 7.25%, due 12/09/21	596,689
74,066,100	MXN	Mexican Bonos, 7.50%, due 06/03/27	3,859,247
12,236,100	MXN	Mexican Bonos, 7.75%, due 05/29/31	637,871
30,890,100	MXN	Mexican Bonos, 7.75%, due 11/23/34	1,588,172
46,391,700	MXN	Mexican Bonos, 7.75%, due 11/13/42	2,292,240
22,141,200	MXN	Mexican Bonos, 8.00%, due 12/07/23	1,154,561
39,496,600	MXN	Mexican Bonos, 8.00%, due 11/07/47	1,982,137
34,796,000	MXN	Mexican Bonos, 8.50%, due 05/31/29	1,910,686
51,555,700	MXN	Mexican Bonos, 8.50%, due 11/18/38	2,772,326
57,110,600	MXN	Mexican Bonos, 10.00%, due 12/05/24	3,191,667
23,060,000	MXN	Mexican Bonos, 10.00%, due 11/20/36	1,409,621
12,006,046	MXN	Mexican Udibonos, 4.50%, due 11/22/35	675,371

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
1,280,000		Mexico Government International Bond, 3.60%, due 01/30/25	1,394,061
1,680,000		Nigeria Government International Bond, Reg S, 7.14%, due 02/23/30(k)	1,718,060
630,000		Panama Government International Bond, 4.50%, due 04/01/56	689,686
640,000		Peruvian Government International Bond, 2.78%, due 01/23/31	641,446
4,428,000	PEN	Peruvian Government International Bond, Reg S, 6.35%, due 08/12/28(k)	1,374,817
2,314,000	PEN	Peruvian Government International Bond (GDN), Reg S, 6.95%, due 08/12/31(k)	713,456
2,849,000	PEN	Peruvian Government International Bond (GDN), Reg S, 8.20%, due 08/12/26(k)	990,540
1,080,000		Provincia de Buenos Aires/Argentina, 6.50%, due 02/15/23 144A	405,011
150,000		Provincia de Buenos Aires/Argentina, 7.88%, due 06/15/27 144A	57,938
180,000		Provincia de Buenos Aires/Argentina, 9.13%, due 03/16/24 144A	69,750
180,000		Provincia de Buenos Aires/Argentina, 9.95%, due 06/09/21(e)	69,300
150,000		Provincia de Buenos Aires/Argentina, 9.95%, due 06/09/21 144A	57,750
56,667		Provincia de Buenos Aires/Argentina, Reg S, 10.88%, due 01/26/21(h) (k)	23,375
421,629		Provincia de Cordoba, 3.00%, due 12/10/25(d) 144A	291,982
1,280,000		Qatar Government International Bond, Reg S, 4.40%, due 04/16/50(k)	1,488,736
200,000		Qatar Government International Bond, 4.82%, due 03/14/49 144A	245,524
1,050,000		Qatar Government International Bond, 5.10%, due 04/23/48 144A	1,330,598
9,335,000	PLN	Republic of Poland Government Bond, 1.25%, due 10/25/30	2,300,433
5,520,000	PLN	Republic of Poland Government Bond, 1.75%, due 07/25/21	1,406,607
15,263,000	PLN	Republic of Poland Government Bond, 2.25%, due 04/25/22	3,962,934
5,078,000	PLN	Republic of Poland Government Bond, 2.50%, due 01/25/23	1,344,352
4,000,000	PLN	Republic of Poland Government Bond, 2.50%, due 07/25/26	1,099,279
4,014,000	PLN	Republic of Poland Government Bond, 2.75%, due 04/25/28	1,121,143
7,947,000	PLN	Republic of Poland Government Bond, 2.75%, due 10/25/29	2,229,933
979,000	PLN	Republic of Poland Government Bond, 3.25%, due 07/25/25	275,253
986,000	PLN	Republic of Poland Government Bond, 5.75%, due 09/23/22	270,825
41,727,040	ZAR	Republic of South Africa Government Bond, 6.25%, due 03/31/36	1,862,101
18,936,293	ZAR	Republic of South Africa Government Bond, 6.50%, due 02/28/41	799,386
41,680,164	ZAR	Republic of South Africa Government Bond, 7.00%, due 02/28/31	2,307,810
4,673,000	ZAR	Republic of South Africa Government Bond, 7.75%, due 02/28/23	330,396
29,599,004	ZAR	Republic of South Africa Government Bond, 8.00%, due 01/31/30	1,829,182
10,098,681	ZAR	Republic of South Africa Government Bond, 8.25%, due 03/31/32	591,558
33,563,364	ZAR	Republic of South Africa Government Bond, 8.50%, due 01/31/37	1,814,261
66,589,058	ZAR	Republic of South Africa Government Bond, 8.75%, due 01/31/44	3,540,294
109,618,107	ZAR	Republic of South Africa Government Bond, 8.75%, due 02/28/48	5,826,379
28,366,890	ZAR	Republic of South Africa Government Bond, 8.88%, due 02/28/35	1,632,142
5,710,502	ZAR	Republic of South Africa Government Bond, 9.00%, due 01/31/40	316,233
72,898,624	ZAR	Republic of South Africa Government Bond, 10.50%, due 12/21/26	5,610,719
3,390,000	RON	Romania Government Bond, 3.25%, due 04/29/24	832,232
920,000	RON	Romania Government Bond, 3.65%, due 07/28/25	230,443
2,335,000	RON	Romania Government Bond, 3.65%, due 09/24/31	573,727
860,000	RON	Romania Government Bond, 4.00%, due 10/25/23	214,458
1,195,000	RON	Romania Government Bond, 4.25%, due 06/28/23	297,814
2,480,000	RON	Romania Government Bond, 5.00%, due 02/12/29	677,719
2,270,000	RON	Romania Government Bond, 5.80%, due 07/26/27	639,076
312,000	EUR	Romanian Government International Bond, 2.75%, due 02/26/26 144A	403,495
355,000	EUR	Romanian Government International Bond, 3.62%, due 05/26/30 144A	479,174
244,758,000	RUB	Russian Federal Bond - OFZ, 6.90%, due 05/23/29	3,239,078
49,770,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 08/16/23	676,177

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
503,558,000	RUB	Russian Federal Bond - OFZ, 7.05%, due 01/19/28	6,750,603
227,763,000	RUB	Russian Federal Bond - OFZ, 7.10%, due 10/16/24	3,102,478
147,657,000	RUB	Russian Federal Bond - OFZ, 7.25%, due 05/10/34	1,992,777
56,819,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 12/07/22	774,589
47,168,000	RUB	Russian Federal Bond - OFZ, 7.65%, due 04/10/30	655,191
115,949,000	RUB	Russian Federal Bond - OFZ, 7.70%, due 03/23/33	1,620,150
38,304,000	RUB	Russian Federal Bond - OFZ, 7.70%, due 03/16/39	539,410
135,970,000	RUB	Russian Federal Bond - OFZ, 7.75%, due 09/16/26	1,893,565
47,137,000	RUB	Russian Federal Bond - OFZ, 7.95%, due 10/07/26	660,754
227,158,000	RUB	Russian Federal Bond - OFZ, 8.15%, due 02/03/27	3,222,978
77,879,000	RUB	Russian Federal Bond - OFZ, 8.50%, due 09/17/31	1,149,126
1,355,000		Saudi Government International Bond, (MTN), Reg S, 4.50%, due 04/22/60(k)	1,515,933
355,000		Sri Lanka Government International Bond, Reg S, 6.13%, due 06/03/25(k)	226,724
330,000		State of Israel, 3.38%, due 01/15/50	334,125
2,325,000	TRY	Turkey Government Bond, 9.00%, due 05/04/22	257,789
2,341,136	TRY	Turkey Government Bond, 10.60%, due 02/11/26	213,287
18,318,344	TRY	Turkey Government Bond, 11.70%, due 11/13/30	1,557,101
4,889,000	TRY	Turkey Government Bond, 12.60%, due 10/01/25	487,940
1,580,000		Ukraine Government International Bond, Reg S, 0.00%, due 05/31/40(b) (k)	1,634,352
1,070,000		Ukraine Government International Bond, 7.25%, due 03/15/33 144A	1,067,277
19,966,000	UYU	Uruguay Government International Bond, Reg S, 8.50%, due 03/15/28(k)	471,785

			266,361,955

		TOTAL DEBT OBLIGATIONS (COST $777,679,525)	785,701,488

Shares		Description	Value ($)

		COMMON STOCKS — 0.1%

		Consumer, Cyclical — 0.0%
7,396,155		Edcon Holdings, Ltd. 1* (n) (o)	—
736,020		Edcon Holdings, Ltd. 2* (n) (o)	—

		TOTAL CONSUMER, CYCLICAL	—

		Energy — 0.0%
10		Amplify Energy Corp. *	28
14,783		Nine Point Energy Holdings, LLC* (n)	—

		TOTAL ENERGY	28

		Industrials — 0.0%
1,282		Arctic Canadian Diamonds Co., Ltd.* (n)	—

		TOTAL INDUSTRIALS	—

		Utilities — 0.1%
8,511		Birch Permian Holdings, Inc.* (n)	102,132
66,347		Birch Permian Holdings, Inc.* (n)	796,164

		TOTAL UTILITIES	898,296

		TOTAL COMMON STOCKS (COST $1,610,355)	898,324

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares		Description	Value ($)

		CONVERTIBLE PREFERRED STOCKS — 0.7%

		Consumer, Non-cyclical — 0.0%
1,321		Bunge, Ltd., 4.88%(l)	152,878

		Energy — 0.7%
103,220		MPLX, LP, 8.46%(d) (l)	3,444,967
322		Nine Point Energy Holdings, Inc., 0.00%* (n)	68,834
2,430		Targa Resources Corp., 9.50%(l)	2,578,349

		TOTAL ENERGY	6,092,150

		TOTAL CONVERTIBLE PREFERRED STOCK (COST $6,344,818)	6,245,028

		PREFERRED STOCKS — 0.0%

		Financial — 0.0%
8,000		B Riley Financial, Inc., 5.50%	200,400
4,575		B Riley Financial, Inc., 6.00%	118,264

		TOTAL FINANCIAL	318,664

		TOTAL PREFERRED STOCKS (COST $314,375)	318,664

Notional Value		Description	Value ($)

		PURCHASED OPTIONS — 0.0%

		PURCHASED CURRENCY OPTIONS — 0.0%

		Put Options — 0.0%
14,900,000	EUR	EUR/USD Option with Morgan Stanley and Co. International Plc, Strike Price USD 1.17, Expires 05/07/21	102,603
4,653,330	USD	USD/CAD Option with Citigroup Global Markets, Inc., Strike Price CAD 1.26, Expires 05/07/21	50,707
1,700,000		USD/COP Option with Citibank N.A., Strike Price COP 3,500.00, Expires 04/28/21	3,834
6,000,000		USD/COP Option with HSBC Bank Plc, Strike Price COP 14,350.00, Expires 05/06/21	14,184
4,700,000		USD/INR Option with Bank of America, N.A., Strike Price INR 73.00, Expires 07/02/21	26,978
12,000,000		USD/JPY Option with Bank of America, N.A., Strike Price JPY 107.50, Expires 04/09/21	876
3,490,000		USD/MXN Option with Goldman Sachs & Co., Strike Price MXN 19.91, Expires 04/29/21	17,834
1,690,000		USD/MXN Option with Morgan Stanley & Co., Strike Price MXN 20.60, Expires 05/20/21	39,416
1,400,000		USD/RUB Option with Goldman Sachs & Co., Strike Price RUB 72.46, Expires 05/11/21	5,048

		TOTAL PURCHASED CURRENCY OPTIONS (PREMIUMS PAID $338,205)	261,480

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Number of Contracts		Notional Value ($)	Description	Value ($)

			PURCHASED FUTURES OPTIONS — 0.0%

			Put Options — 0.0%
1,700		6,744,580	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $3,600.00, Expires 04/16/21	6,630
650		2,578,810	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $3,500.00, Expires 04/16/21	1,592
2,000		7,934,800	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $3,500.00, Expires 05/21/21	34,000
2,550		10,116,870	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $3,600.00, Expires 06/18/21	107,100
1,050		4,165,770	S&P 500 E-mini Futures with JPMorgan Securities LLC, Strike Price $3,700.00, Expires 06/18/21	58,275

			TOTAL PURCHASED FUTURES OPTIONS (PREMIUMS PAID $489,199)	207,597

			TOTAL PURCHASED OPTIONS (PREMIUMS PAID $827,404)	469,077

Par Value(a)			Description	Value ($)

			SHORT-TERM INVESTMENTS — 2.6%

			Mutual Fund - Securities Lending Collateral — 1.6%
13,830,368			State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(p) (q)	13,830,368

			Sovereign Debt Obligation — 1.0%
141,575,000	EGP		Egypt Treasury Bills, 12.48%, due 01/04/22(i)	8,207,512

			TOTAL SHORT-TERM INVESTMENTS (COST $22,076,984)	22,037,880

			TOTAL INVESTMENTS — 95.5% (Cost $808,853,461)	815,670,461

			Other Assets and Liabilities (net)(r) — 4.5%	38,488,217

			NET ASSETS — 100.0%	$854,158,678

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).

(b)	Variable or floating rate note. Rate shown is as of March 31, 2021.

(c)	When-issued security.

(d)	Step coupon security that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. Rate shown is current coupon rate.

(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $2,607,960, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.

(f)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(h)	Security is currently in default.

(i)	Interest rate presented is yield to maturity.

(j)	All or a portion of this security is out on loan.

(k)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(l)	Security is perpetual and has no stated maturity date.

(m)	Year of maturity is greater than 2100.

(n)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $1,285,849 which represents 0.2% of net assets. The aggregate tax cost of these securities held at March 31, 2021 was $2,870,539.

(o)	Level 3 - significant unobservable inputs were used in determining the value of this portfolio security.

(p)	The rate disclosed is the 7-day net yield as of March 31, 2021.

(q)	Represents an investment of securities lending cash collateral.

(r)	As of March 31, 2021, the value of unfunded loan commitments was $126,421 for the Fund. See Notes to the Financial Statements.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $278,205,543 which represents 32.6% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

At March 31, 2021, the Fund held the following restricted securities:

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.41%, due 08/10/44	08/09/18	USD	265,000	$260,073	$165,692
K2016470219 South Africa, Ltd., 3.00% (3.00% Cash or PIK), due 12/31/22	08/23/13	USD	612,968	745,739	2,084
K2016470260 South Africa, Ltd., 25.00% (25.00% Cash or PIK), due 12/31/22	01/30/16	USD	198,302	215,945	7,436
Magnolia Financial X DAC, Series 2020-1, 0.53%, due 08/13/24	03/02/20	USD	617,337	617,337	606,528
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22	01/25/19	USD	400,000	324,707	120
Provincia de Buenos Aires/Argentina, 9.95%, due 06/09/21	08/13/19	USD	180,000	169,661	69,300
Societe Generale SA, 3.63%, due 03/01/41	02/22/21	USD	1,495,000	1,494,150	1,438,081
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.86% (1 mo. USD LIBOR + 2.75%), due 11/15/27	07/25/18	USD	230,000	226,550	102,332
Starwood Retail Property Trust, Series 2014-STAR, Class D, 3.61% (1 mo. USD LIBOR + 3.50%), due 11/15/27	12/21/18	USD	900,000	732,750	216,387

					$2,607,960

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
AUD	3,507,155	USD	2,735,155	04/19/21	Citibank N.A.	$(63,717)
AUD	400,000	USD	304,236	04/22/21	Deutsche Bank AG	452
AUD	640,000	USD	493,184	04/19/21	JPMorgan Chase Bank N.A.	(5,689)
AUD	790,000	USD	611,285	04/22/21	JPMorgan Chase Bank N.A.	(9,525)
AUD	450,000	USD	347,787	04/19/21	Morgan Stanley Capital Services, Inc.	(5,018)
BRL	8,931,738	USD	1,600,842	04/19/21	Bank of America, N.A.	(19,358)
BRL	4,940,000	USD	841,994	04/19/21	Citibank N.A.	32,699
BRL	1,750,000	USD	309,526	04/22/21	Citibank N.A.	280
BRL	13,090,000	USD	2,352,349	04/19/21	Goldman Sachs & Co.	(34,589)
BRL	15,275,300	USD	2,736,920	04/14/21	JPMorgan Chase Bank N.A.	(31,421)
BRL	1,667,940	USD	300,394	04/22/21	JPMorgan Chase Bank N.A.	(5,116)
CAD	11,766,458	USD	9,290,961	04/19/21	Citibank N.A.	71,257
CAD	1,174,500	USD	930,666	05/10/21	Citibank N.A.	3,869
CAD	390,000	USD	309,208	04/22/21	Deutsche Bank AG	1,105
CAD	900,000	USD	715,223	04/19/21	Goldman Sachs & Co.	880
CAD	370,000	USD	296,925	04/22/21	HSBC Bank Plc	(2,526)
CAD	1,215,748	USD	967,664	04/19/21	JPMorgan Chase Bank N.A.	(329)
CAD	360,000	USD	288,413	04/22/21	JPMorgan Chase Bank N.A.	(1,970)
CHF	580,000	USD	626,309	04/22/21	Morgan Stanley and Co. International Plc	(9,772)
CHF	290,000	USD	307,671	04/22/21	State Street Bank London	597
CLP	234,210,000	USD	319,705	04/22/21	Deutsche Bank AG	6,357
CLP	4,653,954,100	USD	6,430,334	04/14/21	JPMorgan Chase Bank N.A.	48,250

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
CNH	39,100,480	USD	5,975,834	04/22/21	Barclays Bank Plc	$(23,366)
CNH	3,300,000	USD	506,323	04/22/21	JPMorgan Chase Bank N.A.	(3,947)
CNH	2,000,000	USD	306,939	04/22/21	Morgan Stanley and Co. International Plc	(2,468)
CNY	83,592,900	USD	12,875,302	04/12/21	JPMorgan Chase Bank N.A.	(132,470)
COP	1,471,009,623	USD	393,741	04/22/21	Citibank N.A.	6,518
COP	436,500,000	USD	121,957	04/22/21	Goldman Sachs International	(3,186)
COP	436,493,243	USD	118,677	04/22/21	HSBC Bank Plc	92
COP	645,900,000	USD	180,621	04/22/21	JPMorgan Chase Bank N.A.	(4,873)
CZK	134,131,492	USD	6,061,810	04/22/21	Bank of America, N.A.	(26,286)
CZK	1,872,700	USD	85,391	04/21/21	JPMorgan Chase Bank N.A.	(1,125)
EUR	600,000	USD	716,594	04/22/21	Bank of America, N.A.	(11,181)
EUR	770,000	USD	926,637	04/19/21	Citibank N.A.	(21,413)
EUR	2,012,770	USD	2,379,776	04/22/21	Deutsche Bank AG	(13,386)
EUR	1,253,000	USD	1,520,014	04/06/21	Goldman Sachs & Co.	(47,364)
EUR	3,434,456	USD	4,141,834	04/19/21	Goldman Sachs & Co.	(104,234)
EUR	13,286,020	USD	15,816,364	04/22/21	HSBC Bank Plc	(196,143)
EUR	2,353,000	USD	2,758,893	04/06/21	HSBC Bank USA, N.A.	6,587
EUR	580,000	USD	695,238	04/22/21	JPMorgan Chase Bank N.A.	(13,339)
EUR	360,000	USD	429,828	04/22/21	Morgan Stanley and Co. International Plc	(6,581)
EUR	3,777,000	USD	4,428,155	04/06/21	Standard Chartered Bank	10,951
EUR	1,784,000	USD	2,091,615	04/06/21	UBS AG	5,119
EUR	370,000	USD	441,756	04/22/21	UBS AG	(6,752)
GBP	220,000	USD	304,367	04/22/21	Deutsche Bank AG	(817)
GBP	300,000	USD	420,484	04/19/21	Goldman Sachs & Co.	(6,556)
GBP	440,000	USD	607,474	04/22/21	HSBC Bank Plc	(373)
HUF	129,580,000	USD	420,795	04/22/21	HSBC Bank Plc	(479)
HUF	641,214,400	USD	2,086,590	04/21/21	JPMorgan Chase Bank N.A.	(6,668)
HUF	806,496,408	USD	2,608,913	04/22/21	Morgan Stanley and Co. International Plc	7,102
IDR	1,593,440,000	USD	109,666	04/22/21	Bank of America, N.A.	(99)
IDR	2,647,202,150	USD	182,529	04/22/21	Barclays Bank Plc	(505)
IDR	1,979,110,000	USD	136,698	04/22/21	Citibank N.A.	(613)
IDR	1,955,300,000	USD	134,505	04/22/21	Goldman Sachs International	(57)
IDR	11,290,494,322	USD	774,238	04/22/21	HSBC Bank Plc	2,106
IDR	4,208,383,460	USD	290,835	04/30/21	JPMorgan Chase Bank N.A.	(1,632)
IDR	28,018,343,240	USD	1,928,214	04/22/21	Morgan Stanley and Co. International Plc	(1,648)
IDR	3,857,815,678	USD	263,938	04/22/21	UBS AG	1,329
INR	130,865,440	USD	1,778,425	04/22/21	Bank of America, N.A.	7,305
INR	11,731,384	USD	159,444	04/22/21	Barclays Bank Plc	638
INR	7,980,783	USD	108,329	04/22/21	Citibank N.A.	573
INR	5,600,000	USD	76,790	04/22/21	Goldman Sachs International	(375)
INR	17,091,270	USD	231,872	04/22/21	HSBC Bank Plc	1,348
INR	29,924,191	USD	406,446	04/22/21	JPMorgan Chase Bank N.A.	1,886
INR	35,433,642	USD	483,062	04/22/21	Morgan Stanley and Co. International Plc	450
JPY	803,780	USD	7,381	04/22/21	Bank of America, N.A.	(106)
JPY	327,288,535	USD	3,151,814	04/19/21	Citibank N.A.	(189,428)
JPY	440,417,171	USD	4,145,796	04/19/21	JPMorgan Chase Bank N.A.	(159,449)
KRW	1,081,671,400	USD	955,498	04/22/21	JPMorgan Chase Bank N.A.	131

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
KZT	215,550,000	USD	499,942	04/30/21	Goldman Sachs International	$2,801
KZT	230,962,020	USD	542,483	05/17/21	Goldman Sachs International	(6,174)
KZT	198,300,000	USD	470,463	05/24/21	Goldman Sachs International	(10,848)
KZT	327,957,030	USD	776,230	06/04/21	Goldman Sachs International	(18,224)
KZT	238,098,870	USD	552,754	04/26/21	JPMorgan Chase Bank N.A.	3,130
KZT	151,631,120	USD	350,349	06/30/21	JPMorgan Chase Bank N.A.	(1,809)
KZT	95,261,090	USD	223,094	06/04/21	Morgan Stanley and Co. International Plc	(2,917)
MXN	95,920,778	USD	4,739,195	04/19/21	Citibank N.A.	(57,812)
MXN	12,410,000	USD	602,484	04/19/21	Goldman Sachs & Co.	3,182
MXN	1,020,000	USD	49,133	04/22/21	Goldman Sachs International	631
MXN	1,240,000	USD	59,221	04/22/21	HSBC Bank Plc	1,277
MXN	2,464,900	USD	115,839	04/19/21	JPMorgan Chase Bank N.A.	4,459
MXN	12,200,000	USD	594,619	04/22/21	Morgan Stanley and Co. International Plc	603
MXN	2,769,452	USD	132,383	05/24/21	Morgan Stanley Capital Services, Inc.	2,264
MXN	8,100,000	USD	388,167	04/22/21	State Street Bank London	7,021
MYR	3,214,510	USD	780,316	04/22/21	Goldman Sachs International	(5,659)
MYR	370,000	USD	89,937	04/22/21	Morgan Stanley and Co. International Plc	(771)
NOK	7,280,000	USD	849,444	04/19/21	BNP Paribas S.A.	3,394
NOK	1,850,000	USD	216,112	04/19/21	JPMorgan Chase Bank N.A.	612
NOK	37,680,000	USD	4,393,695	04/19/21	Morgan Stanley Capital Services, Inc.	20,443
NZD	820,000	USD	589,406	04/22/21	Morgan Stanley and Co. International Plc	(15,137)
NZD	760,000	USD	545,590	04/19/21	Morgan Stanley Capital Services, Inc.	(13,338)
NZD	410,000	USD	286,149	04/22/21	State Street Bank London	986
PEN	2,300,000	USD	622,800	04/22/21	Barclays Bank Plc	(11,439)
PEN	1,000,000	USD	270,226	04/22/21	Citibank N.A.	(4,417)
PEN	4,360,000	USD	1,170,388	04/22/21	Deutsche Bank AG	(11,461)
PEN	256,000	USD	69,558	04/12/21	JPMorgan Chase Bank N.A.	(1,511)
PEN	112,000	USD	30,259	04/21/21	JPMorgan Chase Bank N.A.	(488)
PEN	24,700	USD	6,634	04/22/21	JPMorgan Chase Bank N.A.	(68)
PHP	11,804,400	USD	242,440	04/21/21	JPMorgan Chase Bank N.A.	652
PLN	2,300,000	USD	592,364	04/22/21	Bank of America, N.A.	(9,445)
PLN	14,496,784	USD	3,757,454	04/22/21	Barclays Bank Plc	(83,347)
RON	590,000	USD	142,460	04/22/21	Goldman Sachs International	(1,672)
RON	8,993,200	USD	2,195,070	04/21/21	JPMorgan Chase Bank N.A.	(48,958)
RON	2,490,000	USD	603,868	04/22/21	UBS AG	(9,693)
RUB	72,880,000	USD	982,466	04/19/21	BNP Paribas S.A.	(19,452)
RUB	282,960,000	USD	3,755,483	04/19/21	Citibank N.A.	(16,536)
RUB	26,520,000	USD	356,583	04/22/21	Citibank N.A.	(6,290)
RUB	463,758,616	USD	6,171,898	04/19/21	Goldman Sachs & Co.	(43,933)
RUB	223,143,920	USD	3,002,527	04/22/21	Goldman Sachs International	(55,105)
RUB	54,772,300	USD	743,222	04/21/21	JPMorgan Chase Bank N.A.	(19,663)
RUB	21,540,000	USD	291,317	04/22/21	JPMorgan Chase Bank N.A.	(6,804)
RUB	21,539,080	USD	289,504	04/22/21	Morgan Stanley and Co. International Plc	(5,002)
RUB	458,920,000	USD	6,013,773	04/19/21	Morgan Stanley Capital Services, Inc.	50,256
THB	27,340,000	USD	888,883	04/22/21	Goldman Sachs International	(14,077)
THB	46,260,000	USD	1,499,347	04/22/21	HSBC Bank Plc	(19,154)
THB	36,551,400	USD	1,186,849	04/21/21	JPMorgan Chase Bank N.A.	(17,301)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
THB	258,576,620	USD	8,396,299	04/22/21	Morgan Stanley and Co. International Plc	$(122,557)
THB	9,130,000	USD	296,647	04/22/21	Natwest Markets Plc	(4,512)
TRY	5,711,110	USD	733,611	04/22/21	HSBC Bank Plc	(54,054)
TRY	6,196,800	USD	815,283	04/19/21	JPMorgan Chase Bank N.A.	(76,340)
TRY	2,646,400	USD	342,643	04/21/21	JPMorgan Chase Bank N.A.	(27,524)
TRY	2,920,000	USD	390,859	04/22/21	JPMorgan Chase Bank N.A.	(43,412)
TWD	10,003,690	USD	354,590	04/22/21	Bank of America, N.A.	(3,952)
TWD	33,123,110	USD	1,167,327	04/22/21	HSBC Bank Plc	(6,334)
TWD	6,684,130	USD	234,358	04/22/21	Morgan Stanley and Co. International Plc	(74)
TWD	6,900,000	USD	246,090	04/22/21	UBS AG	(4,240)
UAH	35,325,330	USD	1,239,631	06/02/21	Citibank N.A.	12,086
UAH	31,600,000	USD	1,107,994	05/17/21	Goldman Sachs International	16,101
UAH	18,236,160	USD	628,833	05/11/21	JPMorgan Chase Bank N.A.	20,828
UAH	4,672,880	USD	163,273	05/05/21	Morgan Stanley and Co. International Plc	3,443
UAH	14,077,160	USD	491,349	04/20/21	UBS AG	12,270
ZAR	4,205,000	USD	273,321	04/19/21	JPMorgan Chase Bank N.A.	10,927
ZAR	13,360,000	USD	862,969	04/22/21	JPMorgan Chase Bank N.A.	39,777
ZAR	3,990,000	USD	268,770	04/22/21	Morgan Stanley and Co. International Plc	838
ZAR	3,600,000	USD	239,877	04/22/21	Toronto Dominion Bank	3,378
USD	599,926	AUD	770,000	04/22/21	Deutsche Bank AG	13,401
USD	849,252	AUD	1,080,000	04/19/21	Goldman Sachs & Co.	26,604
USD	1,804,406	AUD	2,342,119	04/22/21	Morgan Stanley and Co. International Plc	20,364
USD	4,227,814	BRL	22,365,980	04/19/21	Citibank N.A.	267,616
USD	303,908	BRL	1,720,000	04/22/21	Citibank N.A.	(587)
USD	1,295,583	BRL	7,400,000	04/19/21	Goldman Sachs & Co.	(14,686)
USD	581,124	BRL	3,281,610	04/22/21	HSBC Bank Plc	175
USD	428,413	BRL	2,480,000	04/19/21	JPMorgan Chase Bank N.A.	(10,704)
USD	5,609,794	BRL	31,612,600	04/22/21	JPMorgan Chase Bank N.A.	13,353
USD	3,063,193	BRL	17,969,610	04/22/21	UBS AG	(118,002)
USD	1,765,224	CAD	2,225,990	04/22/21	Barclays Bank Plc	(5,937)
USD	3,920,423	CAD	4,913,926	04/19/21	Citibank N.A.	10,559
USD	2,512,798	CAD	3,216,382	05/10/21	Citibank N.A.	(46,436)
USD	2,720,283	CAD	3,430,000	04/19/21	Goldman Sachs & Co.	(8,865)
USD	1,532,582	CAD	1,930,000	04/19/21	JPMorgan Chase Bank N.A.	(3,062)
USD	595,622	CAD	740,000	04/22/21	The BNY Mellon	6,824
USD	1,812,350	CHF	1,685,860	04/22/21	Goldman Sachs International	20,291
USD	607,624	CHF	560,000	04/22/21	UBS AG	12,348
USD	1,762,552	CLP	1,291,298,570	04/22/21	Barclays Bank Plc	(35,165)
USD	110,375	CLP	79,588,317	04/22/21	Citibank N.A.	(426)
USD	276,495	CLP	201,191,570	04/22/21	Deutsche Bank AG	(3,599)
USD	159,731	CLP	116,821,069	04/22/21	Goldman Sachs International	(2,904)
USD	4,297,686	CLP	3,074,994,000	04/21/21	JPMorgan Chase Bank N.A.	16,792
USD	303,715	CLP	218,280,000	04/22/21	JPMorgan Chase Bank N.A.	(170)
USD	834,714	CNH	5,478,435	04/22/21	Bank of America, N.A.	703
USD	312,820	CNH	2,060,000	04/22/21	Deutsche Bank AG	(784)
USD	284,659	CNH	1,870,000	04/22/21	Goldman Sachs International	(21)
USD	3,178,272	CNH	20,710,000	04/22/21	HSBC Bank Plc	25,482

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	543,468	CNH	3,563,740	04/22/21	JPMorgan Chase Bank N.A.	$941
USD	46,053	CNH	302,265	04/22/21	Morgan Stanley and Co. International Plc	38
USD	537,115	COP	1,892,900,000	04/22/21	Bank of America, N.A.	22,061
USD	1,328,022	COP	4,784,837,970	04/22/21	Barclays Bank Plc	26,078
USD	188,368	COP	691,382,660	04/22/21	Citibank N.A.	245
USD	2,970,256	COP	10,650,151,500	04/22/21	JPMorgan Chase Bank N.A.	72,372
USD	616,091	CZK	13,500,000	04/22/21	UBS AG	8,631
USD	313,518	EUR	266,000	04/30/21	Bank of America, N.A.	733
USD	1,920,762	EUR	1,595,000	04/08/21	Barclays Bank Plc	46,082
USD	724,765	EUR	608,000	04/09/21	Barclays Bank Plc	10,139
USD	317,428	EUR	266,000	04/16/21	Barclays Bank Plc	4,733
USD	1,610,066	EUR	1,366,000	04/30/21	Barclays Bank Plc	3,809
USD	3,598,465	EUR	2,990,000	04/06/21	Citibank N.A.	84,320
USD	2,970,384	EUR	2,513,000	04/19/21	Citibank N.A.	16,062
USD	1,277,117	EUR	1,075,000	04/26/21	Citibank N.A.	13,147
USD	941,604	EUR	799,000	04/30/21	Commonwealth Bank of Australia	2,073
USD	1,400,592	EUR	1,177,000	04/12/21	Deutsche Bank AG	17,093
USD	1,076,675	EUR	900,000	04/22/21	Deutsche Bank AG	18,555
USD	180,201	EUR	153,000	04/29/21	Deutsche Bank AG	295
USD	6,484,169	EUR	5,285,797	04/19/21	Goldman Sachs & Co.	270,105
USD	334,745	EUR	284,000	04/30/21	Goldman Sachs & Co.	794
USD	20,397,324	EUR	17,135,488	04/22/21	HSBC Bank Plc	251,328
USD	2,836,024	EUR	2,353,000	04/06/21	HSBC Bank USA, N.A.	70,544
USD	1,631,205	EUR	1,350,000	04/07/21	HSBC Bank USA, N.A.	44,518
USD	2,760,613	EUR	2,353,000	05/06/21	HSBC Bank USA, N.A.	(6,585)
USD	129,293	EUR	110,000	04/22/21	JPMorgan Chase Bank N.A.	(32)
USD	931,707	EUR	773,000	04/08/21	Morgan Stanley Capital Services, Inc.	23,163
USD	135,810	EUR	114,000	04/19/21	Morgan Stanley Capital Services, Inc.	1,790
USD	4,552,784	EUR	3,777,000	04/06/21	Standard Chartered Bank	113,679
USD	1,584,980	EUR	1,328,000	04/22/21	Standard Chartered Bank	23,666
USD	851,073	EUR	722,000	04/30/21	Standard Chartered Bank	2,086
USD	4,430,844	EUR	3,777,000	05/06/21	Standard Chartered Bank	(11,019)
USD	1,132,427	EUR	949,000	04/16/21	State Street Bank and Trust	16,838
USD	1,476,638	EUR	1,253,000	04/30/21	State Street Bank and Trust	3,256
USD	2,149,881	EUR	1,784,000	04/06/21	UBS AG	53,146
USD	544,308	EUR	456,000	04/22/21	UBS AG	8,194
USD	2,092,898	EUR	1,784,000	05/06/21	UBS AG	(5,139)
USD	2,264,651	GBP	1,633,670	04/19/21	Citibank N.A.	10,579
USD	1,802,287	GBP	1,298,660	04/22/21	Deutsche Bank AG	10,430
USD	752,132	GBP	550,000	04/19/21	Goldman Sachs & Co.	(6,736)
USD	597,723	GBP	430,000	04/22/21	HSBC Bank Plc	4,420
USD	821,681	GBP	591,000	04/12/21	Standard Chartered Bank	6,263
USD	529,418	HUF	162,200,000	04/22/21	Citibank N.A.	3,294
USD	286,118	IDR	4,135,147,490	04/22/21	Bank of America, N.A.	1,782
USD	419,413	IDR	6,033,668,200	04/22/21	Barclays Bank Plc	4,532
USD	512,511	IDR	7,430,532,510	04/22/21	Citibank N.A.	1,581
USD	21,889	IDR	315,514,790	04/22/21	Deutsche Bank AG	194

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	727,904	IDR	10,539,978,307	04/22/21	HSBC Bank Plc	$3,165
USD	7,436,422	IDR	104,254,912,712	04/19/21	JPMorgan Chase Bank N.A.	266,186
USD	1,787,243	IDR	25,918,596,760	04/21/21	JPMorgan Chase Bank N.A.	4,927
USD	1,455,153	IDR	21,095,359,000	04/22/21	JPMorgan Chase Bank N.A.	4,618
USD	6,134,298	IDR	89,057,731,741	04/28/21	JPMorgan Chase Bank N.A.	13,299
USD	628,698	IDR	9,116,330,690	04/22/21	Natwest Markets Plc	1,852
USD	157,290	IDR	2,280,560,923	04/22/21	UBS AG	476
USD	41,667	INR	3,047,065	04/22/21	Bank of America, N.A.	88
USD	590,397	INR	42,964,990	04/22/21	Barclays Bank Plc	4,117
USD	595,619	INR	43,370,000	04/22/21	Citibank N.A.	3,812
USD	588,531	INR	43,001,640	04/22/21	Goldman Sachs International	1,750
USD	276,233	INR	20,201,745	04/22/21	Morgan Stanley and Co. International Plc	569
USD	984,785	JPY	101,720,000	04/19/21	Citibank N.A.	64,087
USD	1,684,734	JPY	177,870,000	04/19/21	Goldman Sachs & Co.	74,779
USD	822,997	JPY	86,420,000	04/19/21	JPMorgan Chase Bank N.A.	40,784
USD	377,215	JPY	39,760,000	04/19/21	Morgan Stanley Capital Services, Inc.	17,335
USD	296,560	KZT	125,000,000	04/26/21	Citibank N.A.	4,725
USD	296,314	KZT	125,000,000	04/30/21	Citibank N.A.	4,767
USD	413,614	KZT	175,000,000	05/17/21	Citibank N.A.	7,253
USD	247,816	MXN	5,080,000	04/22/21	Bank of America, N.A.	(30)
USD	1,924,363	MXN	39,560,000	04/19/21	Goldman Sachs & Co.	(6,351)
USD	1,396,000	MXN	28,562,160	05/03/21	Goldman Sachs & Co.	4,162
USD	297,632	MXN	6,191,510	04/22/21	Goldman Sachs International	(4,444)
USD	575,016	MXN	11,987,100	04/21/21	JPMorgan Chase Bank N.A.	(9,883)
USD	582,802	MXN	12,018,310	04/22/21	Morgan Stanley and Co. International Plc	(3,556)
USD	292,317	MXN	6,020,000	04/22/21	Natwest Markets Plc	(1,391)
USD	3,662,215	MXN	77,588,557	04/22/21	State Street Bank London	(123,229)
USD	518,249	MXN	10,790,000	04/22/21	UBS AG	(8,181)
USD	316,941	MYR	1,320,850	04/22/21	Morgan Stanley and Co. International Plc	(1,368)
USD	2,445,006	NOK	20,660,000	04/19/21	Morgan Stanley Capital Services, Inc.	24,727
USD	1,783,109	NZD	2,489,840	04/22/21	HSBC Bank Plc	39,403
USD	545,794	NZD	760,000	04/19/21	Morgan Stanley Capital Services, Inc.	13,541
USD	600,377	NZD	830,000	04/22/21	The BNY Mellon	19,105
USD	2,535,269	PEN	9,379,480	04/22/21	Barclays Bank Plc	42,119
USD	279,627	PEN	1,044,380	04/22/21	Deutsche Bank AG	2,022
USD	303,453	PHP	14,800,000	04/22/21	Citibank N.A.	(1,320)
USD	717,557	PHP	34,900,000	04/22/21	JPMorgan Chase Bank N.A.	(1,129)
USD	1,445,010	PLN	5,548,500	04/21/21	JPMorgan Chase Bank N.A.	38,788
USD	600,579	PLN	2,300,000	04/22/21	UBS AG	17,661
USD	4,219,048	RON	17,384,800	04/22/21	Goldman Sachs International	70,613
USD	177,777	RUB	13,537,240	04/22/21	Barclays Bank Plc	(1,031)
USD	2,884,674	RUB	214,023,561	04/19/21	Citibank N.A.	56,632
USD	9,330,181	RUB	693,278,510	04/19/21	Goldman Sachs & Co.	169,411
USD	546,000	RUB	40,589,640	05/12/21	Goldman Sachs & Co.	11,219
USD	183,393	RUB	13,969,980	04/22/21	Goldman Sachs International	(1,132)
USD	531,266	RUB	39,277,560	04/19/21	JPMorgan Chase Bank N.A.	12,264
USD	4,028,087	RUB	298,340,990	04/22/21	JPMorgan Chase Bank N.A.	87,414

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	252,000	RUB	18,821,880	05/18/21	JPMorgan Chase Bank N.A.	$4,200
USD	3,586,560	SAR	13,460,000	04/15/21	JPMorgan Chase Bank N.A.	(2,214)
USD	535,433	THB	16,708,180	04/22/21	Citibank N.A.	817
USD	940,403	THB	28,800,000	04/22/21	HSBC Bank Plc	18,882
USD	387,044	TRY	3,037,162	04/22/21	HSBC Bank Plc	25,656
USD	497,107	TRY	3,858,948	04/22/21	JPMorgan Chase Bank N.A.	37,937
USD	216,065	TRY	1,735,000	04/22/21	UBS AG	9,619
USD	3,578,204	TWD	100,848,100	04/22/21	JPMorgan Chase Bank N.A.	43,394
USD	617,284	UAH	17,500,000	05/11/21	Goldman Sachs International	(6,152)
USD	616,631	UAH	17,500,000	05/17/21	Goldman Sachs International	(5,890)
USD	298,193	ZAR	4,480,000	04/22/21	Citibank N.A.	(4,524)
USD	583,627	ZAR	8,650,000	04/22/21	Deutsche Bank AG	(860)
USD	288,270	ZAR	4,345,790	04/22/21	Goldman Sachs International	(5,378)
USD	349,009	ZAR	5,277,740	04/22/21	HSBC Bank Plc	(7,612)
USD	8,236,308	ZAR	124,497,796	04/22/21	JPMorgan Chase Bank N.A.	(176,105)

						$705,424

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
10	10-Year Australian Bond Futures	Jun 2021	$1,051,948	$(6,383)
264	Euro 90-Day	Dec 2023	65,204,700	(151,342)
66	U.S. Long Bond	Jun 2021	10,203,188	(383,259)
283	U.S. Treasury Note 2-Year	Jun 2021	62,465,617	(57,633)
112	U.S. Ultra Bond	Jun 2021	20,296,500	(1,100,439)

				$(1,699,056)

Sales
31	Euro 90-Day	Dec 2021	$7,729,463	$2,422
17	Euro-Bund	Jun 2021	3,422,190	(11,789)
69	U.S. Treasury Note 10-Year	Jun 2021	9,034,688	79,880
92	U.S. Treasury Note 5-Year	Jun 2021	11,352,656	130,294
152	U.S. Ultra 10-Year	Jun 2021	21,840,500	51,118

				$251,925

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Written Options

Written Currency Options

Type of Contract	Counterparty	Notional Value		Premiums Received	Value at March 31, 2021
CALL — USD/CNY Option	JPMorgan Chase Bank N.A.	USD	(2,890,000)	$(16,964)	$(14,242)
Strike @ CNY 6.58
Expires 04/29/2021
CALL — USD/RUB Option	JPMorgan Chase Bank N.A.	USD	(1,400,000)	(14,630)	(16,792)
Strike @ RUB 78.26
Expires 05/16/2021
PUT — USD/CAD Option	JPMorgan Chase Bank N.A.	USD	(4,653,330)	(20,777)	(10,223)
Strike @ CAD 1.23
Expires 05/07/2021
PUT — USD/JPY Option	JPMorgan Chase Bank N.A.	USD	(1,312,932)	(3,551)	(3)
Strike @ JPY 108.35
Expires 04/02/2021
PUT — USD/MXN Option	Morgan Stanley & Co.	USD	(3,380,000)	(33,327)	(33,695)
Strike @ MXN 20.00
Expires 05/20/2021

Total Written Currency Options				$(89,249)	$(74,955)

Written Futures Options

Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2021
PUT — S&P 500 E-mini Futures Option	JPMorgan Securities LLC	1,700	$(6,744,580)	$(44,979)	$(2,040)
Strike @ $3,300.00
Expires 04/16/2021
PUT — S&P 500 E-mini Futures Option	JPMorgan Securities LLC	1,450	(5,752,730)	(85,976)	(13,413)
Strike @ $3,300.00
Expires 05/21/2021
PUT — S&P 500 E-mini Futures Option	JPMorgan Securities LLC	2,550	(10,116,870)	(61,093)	(49,725)
Strike @ $3,300.00
Expires 06/18/2021
PUT — S&P 500 E-mini	JPMorgan Securities LLC	1,050	(4,165,770)	(25,681)	(26,250)
Futures Option
Strike @ $3,400.00
Expires 06/18/2021

Total Written Futures Options				$(217,729)	$(91,428)

Total Written Options				$(306,978)	$(166,383)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

OTC — Interest Rate Swaps

Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Counterparty	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
1.34%	Semi-Annual	6-Month THB BIBOR	Semi-Annual	09/15/26	HSBC Securities	$—	THB	7,637,517	$367	$367
1.87%	Quarterly	7-Day CNRR	Quarterly	09/16/25	HSBC Bank Plc	—	CNY	2,702,414	(15,421)	(15,421)
1.90%	Quarterly	7-Day CNRR	Quarterly	09/16/25	HSBC Bank Plc	—		9,266,521	(51,099)	(51,099)
2.51%	Quarterly	7-Day CNRR	Quarterly	03/18/25	Citibank N.A.	—		6,502,698	(8,148)	(8,148)
2.51%	Quarterly	7-Day CNRR	Quarterly	09/16/25	HSBC Bank Plc	—		5,489,373	(8,598)	(8,598)
2.55%	Quarterly	7-Day CNRR	Quarterly	02/10/25	Bank of America, N.A.	—		2,915,046	(2,884)	(2,884)
2.56%	Quarterly	7-Day CNRR	Quarterly	03/18/25	Bank of America, N.A.	—		8,702,233	(8,462)	(8,462)
2.69%	Quarterly	7-Day CNRR	Quarterly	12/16/25	HSBC Bank Plc	—		3,081,518	(1,722)	(1,722)
BRL-CDI	At Maturity	7.49%	At Maturity	01/04/27	Bank of America, N.A.	—	BRL	591,999	—	—
BRL-CDI	At Maturity	6.91%	At Maturity	01/04/27	HSBC Bank Plc	—		2,703,429	35,583	35,583
BRL-CDI	At Maturity	6.27%	At Maturity	01/02/25	Goldman Sachs International	—		3,941,722	28,055	28,055
BRL-CDI	Annual	2.78%	Annual	01/03/22	HSBC Bank Plc	—		13,862,865	22,212	22,212
4.11%	Annual	BRL-CDI	Annual	01/02/23	HSBC Bank Plc	—		7,927,478	(35,740)	(35,740)
6.87%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—		4,110,000	(68,320)	(68,320)
7.02%	At Maturity	BRL-CDI	At Maturity	01/04/27	Citigroup Global Markets, Inc.	—		1,800,000	(6,337)	(6,337)
7.02%	At Maturity	BRL-CDI	At Maturity	01/04/27	Citigroup Global Markets, Inc.	1,105		2,100,000	(7,394)	(8,499)
7.04%	At Maturity	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—		1,400,000	(4,709)	(4,709)

						$1,105			$(132,617)	$(133,722)

Centrally Cleared Interest Rate Swaps

Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
1-Month TIIE	Monthly	5.56%	Monthly	12/31/30	$13	MXN	16,684,659	$75,153	$75,140
1-Month TIIE	Monthly	6.39%	Monthly	02/25/31	8		10,407,704	16,323	16,315
5.12%	Monthly	1-Month TIIE	Monthly	06/13/25	11		15,617,022	(22,134)	(22,145)
7.20%	Monthly	1-Month TIIE	Monthly	07/17/24	—		116,734,200	280,055	280,055
12-Month USD LIBOR	Quarterly	0.56%	Annual	07/20/45	9,344	USD	3,210,000	863,593	854,249
3-Month JIBAR	Quarterly	7.83%	Quarterly	06/16/31	4	ZAR	3,755,691	(22)	(26)
3-Month JIBAR	Quarterly	7.66%	Quarterly	06/16/31	6		5,711,428	4,652	4,646
3-Month USD LIBOR	Quarterly	2.00%	Semi-Annual	02/15/47	(1,966)	USD	2,264,000	99,012	100,978
3-Month USD LIBOR	Quarterly	1.60%	Semi-Annual	02/15/47	4,663		772,000	94,292	89,629
1.10%	Semi-Annual	3-Month USD LIBOR	Quarterly	12/18/25	—		17,167,000	(149,218)	(149,218)
6-Month PRIBOR	Semi-Annual	1.84%	Annual	06/16/31	3	CZK	3,124,633	408	405
6-Month WIBOR	Semi-Annual	1.69%	Annual	06/16/31	4	PLN	1,008,171	5,438	5,434
6-Month WIBOR	Semi-Annual	1.66%	Annual	06/16/31	4		1,011,095	6,169	6,165
SOFR	Annual	0.74%	Annual	08/19/45	—	USD	490,000	114,554	114,554

									$1,376,181

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

OTC — Credit Default Swaps

Buy Protection

Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate		Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value
1,250,138	USD	06/20/26	Goldman Sachs & Co.	(1.00%	)	Quarterly	CDX.EM.35**	$6,473	$45,630	$52,103
730,000	EUR	12/20/24	Morgan Stanley & Co.	(1.00%	)	Quarterly	Daimler AG, 1.40%, 01/12/24	(1,651)	(19,195)	(20,846)
1,157,747	USD	06/20/26	HSBC Securities	(1.00%	)	Quarterly	Russian Federation, 7.50%, 03/30/31	7,154	(662)	6,492

Total Buy Protection								$11,976	$25,773	$37,749

Sell Protection

Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate		Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value
730,000	EUR	12/20/24	Morgan Stanley & Co.	1.00%		Quarterly	Volkswagen International Finance N.V., 0.50%, 03/30/21 (Moody’s rating: A3; S&P rating: BBB+)	$9,745	$9,254	$18,999

Total OTC Credit Default Swaps								$21,721	$35,027	$56,748

Centrally Cleared Credit Default Swaps

Buy Protection
Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value
12,250,000	USD	12/20/25	(5.00%)	Quarterly	CDX.NA.HY.35***	$(11,176)	$(1,098,445)	$(1,109,621)
7,800,000	USD	12/20/25	(5.00%)	Quarterly	CDX.NA.HY.35***	(11,360)	(695,175)	(706,535)
3,243,000	USD	06/20/26	(5.00%)	Quarterly	CDX.NA.HY.36***	(12,976)	(275,535)	(288,511)

						$(35,512)	$(2,069,155)	$(2,104,667)

*	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

**	CDX.EM — Markit CDX Emerging Markets Index. Represents an index composed of fifteen (15) sovereign reference entities that trade in the credit default swaps (CDS) market.

***	CDX.NA.HY— Markit North America High Yield CDS Index. Represents an index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated BB and B.

U.S. Treasury securities in the amount of $284,106 received at the custodian bank as collateral for forward foreign currency contracts, OTC swaps and/or OTC options.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Currency Abbreviations

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi
CNY	— Chinese Yuan
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Pesos
EGP	— Egyptian Pound
EUR	— Euro Currency
GBP	— British Pound Sterling
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
KZT	— Kazakhstani Tenge
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krona
PEN	— Peruvian Nuevo Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RON	— Romanian New Leu
RUB	— Russian Ruble
SAR	— Saudi Riyal
THB	— Thai Baht
TRY	— Turkish New Lira
TWD	— Taiwan Dollar
UAH	— Ukrainian Hryvnia
USD	— U.S. Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Other Abbreviations

BIBOR	—	Bangkok Interbank Offered Rate
CDI	—	Brazil Interbank Deposit Rate
CLO	—	Collateralized Loan Obligation
CMO	—	Collateralized Mortgage Obligation
CMT	—	Constant Maturity Treasury Index
CNRR	—	China Fixing Repo Rates
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
GDN	—	Global Depository Note
ICE	—	Intercontinental Exchange
JIBAR	—	Johannesburg Interbank Average Rate
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
OTC	—	Over-The-Counter
PIK	—	Payment In Kind
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
TBD	—	To Be Determined
TIIE	—	Mexican Interbank Equilibrium Interest Rate
UMBS	—	Uniform Mortgage-Backed Securities are single-class securities backed by fixed-rate mortgage loans purchased by either FHLMC or FNMA
WIBOR	—	Warsaw Interbank Offer Rate

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2021

Asset Class Summary (Unaudited)	% of Net Assets
Corporate Debt	36.1
Sovereign Debt Obligations	31.2
Bank Loans	13.6
Mortgage Backed Securities — Private Issuers	5.2
Asset Backed Securities	4.1
Convertible Debt	1.8
Convertible Preferred Stocks	0.7
Centrally Cleared Interest Rate Swaps	0.2
Common Stocks	0.1
Mortgage Backed Securities — U.S. Government Agency Obligations	0.1
Preferred Stocks	0.0	*
Purchased Currency Options	0.0	*
Purchased Futures Options	0.0	*
OTC Credit Default Swaps	0.0	*
Written Currency Options	0.0	*
Written Futures Options	0.0	*
OTC Interest Rate Swaps	0.0	*
Futures Contracts	(0.2)
Centrally Cleared Credit Default Swaps	(0.2)
Forward Foreign Currency Contracts	(3.6)
Short-Term Investments	2.6
Other Assets and Liabilities (net)	8.3

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 92.4%

	Argentina — 1.0%
32,870	Banco BBVA Argentina SA, ADR* (a)	89,735
33,227	Globant SA*	6,898,257
36,900	Grupo Financiero Galicia SA, ADR(a)	280,809
5,426	MercadoLibre, Inc.*	7,987,832

	Total Argentina	15,256,633

	Australia — 0.6%
485,205	Newcrest Mining, Ltd.	9,024,567

	Brazil — 2.5%
977,400	B3 SA — Brasil Bolsa Balcao	9,460,498
865,372	Banco Bradesco SA*	3,605,333
418,900	BB Seguridade Participacoes SA	1,800,164
126,000	Cia Siderurgica Nacional SA	846,252
1,244,833	Raia Drogasil SA	5,528,179
1,848,400	Rumo SA*	6,633,014
711,500	TOTVS SA	3,647,651
271,000	Vale SA	4,704,921
189,538	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA*	1,175,586
19,663	WEG SA	259,804

	Total Brazil	37,661,402

	Chile — 0.2%
210,016	Cia Cervecerias Unidas SA, ADR	3,710,983
4,978	Inversiones La Construccion SA	38,457

	Total Chile	3,749,440

	China — 33.1%
1,642,000	361 Degrees International, Ltd.	468,874
70,271	Agile Group Holdings, Ltd.	115,153
12,107,000	Agricultural Bank of China, Ltd. Class H	4,843,143
6,301	Airtac International Group	221,936
1,243,791	Alibaba Group Holding, Ltd.*	35,196,576
121,789	Alibaba Group Holding, Ltd., ADR*	27,613,220
134,500	Anhui Conch Cement Co., Ltd. Class H	874,528
505,400	ANTA Sports Products, Ltd.	8,242,991
22,000	Autohome, Inc., ADR	2,051,940
49,710	Baidu, Inc., ADR*	10,814,410
406,846	Bank of China, Ltd. Class H	154,900
133,100	Budweiser Brewing Co. APAC, Ltd. 144A	397,188
199,700	BYD Co., Ltd. Class A	5,011,845
1,185,500	BYD Electronic International Co., Ltd.(a)	6,922,895
27,294	Changchun High & New Technology Industry Group, Inc. Class A	1,885,097
1,718,000	China Communications Services Corp., Ltd. Class H	771,221
12,318,000	China Construction Bank Corp. Class H	10,362,112
403,000	China Dongxiang Group Co., Ltd.	46,653
2,903,000	China Feihe, Ltd. 144A	8,214,858

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	China — continued
1,171,618	China Jushi Co., Ltd. Class A	3,431,741
123,263	China Lesso Group Holdings, Ltd.	265,094
691,901	China Life Insurance Co., Ltd. Class H	1,429,288
1,605,000	China Machinery Engineering Corp. Class H	716,366
196,500	China Merchants Bank Co., Ltd. Class A	1,531,831
1,042,100	China Merchants Bank Co., Ltd. Class H	7,955,371
1,046,400	China National Building Material Co., Ltd. Class H	1,510,153
456,000	China Oriental Group Co., Ltd.	138,423
219,592	China Pacific Insurance Group Co., Ltd. Class A	1,267,637
1,252,000	China Pacific Insurance Group Co., Ltd. Class H	4,935,886
6,978,000	China Petroleum & Chemical Corp. Class H	3,715,880
2,863,000	China Reinsurance Group Corp. Class H	305,654
296,000	China Resources Beer Holdings Co., Ltd.	2,320,576
748,000	China Resources Land, Ltd.	3,622,404
324,800	China Resources Mixc Lifestyle Services, Ltd.*	1,934,316
198,563	China Tourism Group Duty Free Corp., Ltd. Class A	9,271,726
69,500	China Vanke Co., Ltd. Class A	318,078
1,051,800	China Vanke Co., Ltd. Class H	4,119,560
1,263,512	China Yuhua Education Corp., Ltd.(a)	989,753
27,294	Chinasoft International, Ltd.*	29,350
582,000	CITIC Securities Co., Ltd. Class H(a)	1,340,005
32,600	Contemporary Amperex Technology Co., Ltd. Class A	1,602,249
1,100,909	Country Garden Holdings Co., Ltd.(a)	1,413,228
368,300	Country Garden Services Holdings Co., Ltd.	3,733,002
7,200	Daqo New Energy Corp., ADR*	543,600
409,700	ENN Energy Holdings, Ltd.	6,571,473
176,100	Eve Energy Co., Ltd. Class A	2,018,904
151,300	Fangda Special Steel Technology Co., Ltd. Class A*	206,350
426,000	Flat Glass Group Co., Ltd. Class H(a)	1,290,419
129,460	Foshan Haitian Flavouring & Food Co., Ltd. Class A	3,156,020
8,800	Fuyao Glass Industry Group Co., Ltd. Class A	61,862
172,800	Fuyao Glass Industry Group Co., Ltd. Class H	1,027,983
1,259,791	Geely Automobile Holdings, Ltd.	3,205,200
93,300	Gongniu Group Co., Ltd. Class A	2,543,368
201,100	Great Wall Motor Co., Ltd. Class A	924,354
1,265,500	Great Wall Motor Co., Ltd. Class H	3,507,840
2,032,139	Gree Real Estate Co., Ltd. Class A*	1,763,977
332,000	Greenland Hong Kong Holdings, Ltd.	119,998
744,000	Guangdong Investment, Ltd.	1,211,538
44,200	Guangdong Tapai Group Co., Ltd. Class A	83,208
414,803	Hengli Petrochemical Co., Ltd. Class A	1,856,014
1,225,402	Hisense Home Appliances Group Co., Ltd. Class A	3,129,402
40,410	Hisense Home Appliances Group Co., Ltd. Class H	67,571
27,153	Hollysys Automation Technologies, Ltd.	339,956
197,700	Hongfa Technology Co., Ltd. Class A	1,489,310
943,081	Huafon Chemical Co., Ltd. Class A	1,683,302
166,904	Huizhou Desay Sv Automotive Co., Ltd. Class A	2,183,629
4,769,535	Industrial & Commercial Bank of China, Ltd. Class H	3,423,265
375,300	Industrial Bank Co., Ltd. Class A	1,379,249

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	China — continued
21,332	JD.com, Inc., ADR*	1,798,928
184,542	Jiangsu Hengrui Medicine Co., Ltd. Class A	2,592,597
1,329,000	Jiangxi Copper Co., Ltd. Class H	2,540,236
207,301	Keboda Technology Co., Ltd. Class A	2,215,322
853,000	Kingdee International Software Group Co., Ltd.*	2,644,213
23,904	Kweichow Moutai Co., Ltd. Class A	7,326,184
174,809	KWG Group Holdings, Ltd.	299,051
463,500	Li Ning Co., Ltd.	3,010,727
141,500	LINKLOGIS, Inc. Class B*	323,192
341,000	Logan Group Co., Ltd.	574,587
352,000	Longfor Group Holdings, Ltd. 144A	2,331,741
80,000	Lonking Holdings, Ltd.	33,957
49,804	Lufax Holding, Ltd., ADR*	723,154
238,500	Meituan Class B*	9,148,004
671,314	Midea Group Co., Ltd. Class A	8,421,381
76,503	MINISO Group Holding, Ltd., ADR*	1,837,602
636,073	NetEase, Inc.	12,943,263
52,365	NetEase, Inc., ADR	5,407,210
1,314,000	Netjoy Holdings, Ltd.*	1,183,106
23,203	Niu Technologies, ADR* (a)	850,390
3,692,000	PICC Property & Casualty Co., Ltd. Class H	3,200,751
67,600	Ping An Insurance Group Co. of China, Ltd. Class A	811,613
1,335,900	Ping An Insurance Group Co. of China, Ltd. Class H	15,903,060
937,000	Q Technology Group Co., Ltd.	1,906,674
64,000	Remegen Co., Ltd. Class H*	794,397
975,983	Sany Heavy Industry Co., Ltd. Class A	5,084,641
121,453	SF Holding Co., Ltd. Class A	1,501,163
1,028,995	Shaanxi Coal Industry Co., Ltd. Class A	1,736,184
2,086,500	Shandong Gold Mining Co., Ltd. Class H(a)	3,912,967
223,600	Shandong Sinocera Functional Material Co., Ltd. Class A	1,448,369
322,000	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H(a)	1,372,997
389,102	Shanghai Hanbell Precise Machinery Co., Ltd. Class A	1,484,583
1,891,017	Shenzhen Gas Corp., Ltd. Class A	2,172,290
196,900	Shenzhen Senior Technology Material Co., Ltd. Class A	822,444
419,500	Shenzhen Sunlord Electronics Co., Ltd. Class A	2,123,419
1,278,918	Shenzhen Topband Co., Ltd. Class A	2,155,918
256,900	Shenzhou International Group Holdings, Ltd.	5,323,411
748,500	Shimao Group Holdings, Ltd.	2,353,970
674,700	Sinoma Science & Technology Co., Ltd. Class A	2,399,276
362,378	Sinopec Engineering Group Co., Ltd. Class H	199,963
220,200	Sinoseal Holding Co., Ltd. Class A	1,571,465
718,463	Sinotruk Hong Kong, Ltd.	2,153,231
188,284	Streamax Technology Co., Ltd. Class A	1,455,431
18,000	Sungrow Power Supply Co., Ltd. Class A	197,108
133,000	Sunny Optical Technology Group Co., Ltd.	3,031,417
62,537	TAL Education Group, ADR*	3,367,617
925,900	Tencent Holdings, Ltd.	72,648,097
17,819	Tencent Holdings, Ltd., ADR	1,421,956
430,804	Tencent Music Entertainment Group, ADR* (a)	8,827,174

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	China — continued
68,700	Thunder Software Technology Co., Ltd. Class A	1,277,055
530,000	Tongcheng-Elong Holdings, Ltd.*	1,195,737
1,938,000	TravelSky Technology, Ltd. Class H	4,531,876
69,110	Trip.com Group, Ltd., ADR*	2,738,829
71,900	Tsingtao Brewery Co., Ltd. Class A	928,393
30,000	Tsingtao Brewery Co., Ltd. Class H	265,871
336,600	Venustech Group, Inc. Class A	1,713,553
153,254	Vipshop Holdings, Ltd., ADR*	4,576,164
91,200	Wanhua Chemical Group Co., Ltd. Class A	1,469,217
1,558,100	Weichai Power Co., Ltd. Class H	3,847,927
1,339,357	Weifu High-Technology Group Co., Ltd. Class A	4,838,440
209,000	Weimob, Inc.* (a)	467,225
1,228,338	Winning Health Technology Group Co., Ltd. Class A	3,075,061
126,000	Wuxi Biologics Cayman, Inc.*	1,577,745
226,015	Wuxi Lead Intelligent Equipment Co., Ltd. Class A	2,723,558
2,657,232	XCMG Construction Machinery Co., Ltd. Class A	3,076,795
536,000	Xinyi Solar Holdings, Ltd.	881,102
1,076,700	Yangzijiang Shipbuilding Holdings, Ltd.	1,025,734
563,060	Yuzhou Group Holdings Co., Ltd.	168,025
105,331	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class A	4,611,104
602,128	Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	1,894,108
51,100	Zhejiang Weixing New Building Materials Co., Ltd. Class A	196,916
1,007,235	Zhengzhou Coal Mining Machinery Group Co., Ltd. Class A	1,765,542
603,500	Zhongsheng Group Holdings, Ltd.	4,253,909
964,924	Zhuzhou Kibing Group Co., Ltd. Class A	1,903,351
780,598	Zijin Mining Group Co., Ltd. Class A	1,145,592
1,272,000	Zijin Mining Group Co., Ltd. Class H	1,564,139
1,250,800	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	1,785,834

	Total China	502,980,136

	Czech Republic — 0.0%
3,657	CEZ AS	90,503
720	Komercni Banka AS*	22,257
166,110	Moneta Money Bank AS * 144A	619,619
38	Philip Morris CR AS	26,845

	Total Czech Republic	759,224

	Hong Kong — 0.8%
289,600	AIA Group, Ltd.	3,512,696
49,000	PAX Global Technology, Ltd.	52,627
881,000	Vinda International Holdings, Ltd.(a)	2,974,648
474,000	Vitasoy International Holdings, Ltd.	1,822,971
683,000	Xinyi Glass Holdings, Ltd.	2,231,438
612,700	Yue Yuen Industrial Holdings, Ltd.	1,528,903

	Total Hong Kong	12,123,283

	India — 12.0%
23,416	Alkem Laboratories, Ltd.	888,760
147,607	Asian Paints, Ltd.	5,121,868

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	India — continued
114,751	Aurobindo Pharma, Ltd.	1,376,439
40,646	Bajaj Auto, Ltd.*	2,046,038
45,788	Bajaj Finance, Ltd.*	3,218,178
1,020,000	Bharat Electronics, Ltd.	1,741,068
64,032	Britannia Industries, Ltd.	3,161,587
1,404,527	Cipla, Ltd.*	15,636,112
4,574	Cochin Shipyard, Ltd. 144A	23,304
146,066	Colgate-Palmolive India, Ltd.	3,113,857
112,000	Coromandel International, Ltd.	1,187,498
60,401	Engineers India, Ltd.	63,653
878,164	HCL Technologies, Ltd.	11,819,954
473,901	HDFC Bank, Ltd.*	9,686,244
49,933	Hindustan Unilever, Ltd.	1,652,738
5,231	Hindustan Zinc, Ltd.	19,468
474,356	Housing Development Finance Corp., Ltd.	16,246,071
251,845	ICICI Bank, Ltd.*	2,007,320
1,140,404	Infosys, Ltd.	21,326,691
440,356	Infosys, Ltd., ADR	8,243,464
164,206	InterGlobe Aviation, Ltd.*	3,640,600
12,063	Jubilant Ingrevia, Ltd.*	43,557
315,763	Kotak Mahindra Bank, Ltd.*	7,581,206
517	Larsen & Toubro Infotech, Ltd. 144A	28,801
563,527	Manappuram Finance, Ltd.	1,149,965
27,422	Maruti Suzuki India, Ltd.	2,574,689
17,000	Mindtree, Ltd.	482,467
2,826,768	Motherson Sumi Systems, Ltd.*	7,771,183
132,853	Muthoot Finance, Ltd.*	2,189,391
212,704	NBCC India, Ltd.	135,715
20,733	NCC, Ltd.	22,402
980,000	NMDC, Ltd.	1,812,860
11,625	Oracle Financial Services Software, Ltd.	508,637
644,720	Reliance Industries, Ltd.	17,685,903
23,775	Reliance Industries, Ltd. (Partly Paid-up Shares)	355,420
392,876	Tata Consultancy Services, Ltd.	17,062,443
58,269	Titan Co., Ltd.	1,240,833
920,911	UPL, Ltd.	8,060,549
17,089	Welspun Corp., Ltd.	32,313
280,230	Wipro, Ltd.	1,587,544
243,044	Yes Bank, Ltd.*	51,525

	Total India	182,598,315

	Indonesia — 1.2%
4,195,900	Bank Central Asia Tbk PT	8,976,771
6,464,500	Bank Mandiri Persero Tbk PT	2,737,120
2,557,800	Bank Negara Indonesia Persero Tbk PT*	1,008,152
1,907,300	Bank Pembangunan Daerah Jawa Timur Tbk PT	103,080
11,896,325	Bank Rakyat Indonesia Persero Tbk PT*	3,603,706
1,187,100	Bukit Asam Tbk PT	214,127
816,000	Indo Tambangraya Megah Tbk PT	641,845

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Indonesia — continued
28,622,500	Panin Financial Tbk PT*	401,996
4,771,200	Ramayana Lestari Sentosa Tbk PT	256,216

	Total Indonesia	17,943,013

	Italy — 0.2%
435,900	Prada SpA*	2,722,115

	Macau — 0.5%
1,085,600	Sands China, Ltd.*	5,424,893
1,357,000	SJM Holdings, Ltd.	1,773,389

	Total Macau	7,198,282

	Malaysia — 0.0%
74,800	Supermax Corp. Bhd	68,730
400	Top Glove Corp. Bhd	436

	Total Malaysia	69,166

	Mexico — 2.7%
144,756	Banco del Bajio SA* (a) 144A	194,489
621,480	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander* (a)	681,607
347,071	Credito Real SAB de CV SOFOM ER* (a)	164,032
21,282	El Puerto de Liverpool SAB de CV(a)	74,849
276,280	Fibra Uno Administracion SA de CV REIT	323,129
138,200	Fomento Economico Mexicano SAB de CV, ADR	10,410,606
62,570	Gentera SAB de CV*	27,829
54,271	Grupo Aeroportuario del Centro Norte SAB de CV Class B*	342,010
652,900	Grupo Aeroportuario del Pacifico SAB de CV Class B*	6,808,374
1,914,296	Grupo Financiero Banorte SAB de CV Series O*	10,782,856
53,274	Grupo Financiero Inbursa SAB de CV Series O*	48,195
1,078,308	Grupo Mexico SAB de CV Series B	5,678,107
56,190	Qualitas Controladora SAB de CV	308,680
67,818	Regional SAB de CV*	318,399
162,291	Unifin Financiera SAB de CV* (a)	219,794
1,557,415	Wal-Mart de Mexico SAB de CV	4,913,425

	Total Mexico	41,296,381

	Netherlands — 0.9%
147,933	Heineken Holding NV	13,196,397

	Peru — 0.4%
41,032	Credicorp, Ltd.	5,603,740

	Philippines — 0.3%
64,910	Manila Electric Co.	363,750
8,491,300	Megaworld Corp.	626,296
3,560,000	Metro Pacific Investments Corp.	274,312
18,150	Security Bank Corp.	45,247

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Philippines — continued
592,100	Semirara Mining & Power Corp. Class A*	165,660
1,153,130	Universal Robina Corp.	3,159,748

	Total Philippines	4,635,013

	Poland — 0.7%
187,971	Allegro.eu SA*	2,647,123
8,043	Budimex SA	623,710
42,721	Dino Polska SA*	2,821,362
10,442	Lubelski Wegiel Bogdanka SA*	62,715
460,810	Powszechny Zaklad Ubezpieczen SA*	3,982,164

	Total Poland	10,137,074

	Portugal — 0.3%
291,592	Jeronimo Martins SGPS SA	4,917,859

	Qatar — 0.2%
300,098	Doha Bank QPSC	187,098
54,129	Qatar Electricity & Water Co. QSC	252,433
587,586	Qatar National Bank QPSC	2,903,233
229,614	Qatar National Cement Co. QSC	314,056

	Total Qatar	3,656,820

	Russia — 4.8%
46,526	Evraz Plc	371,029
106,303	Globaltrans Investment Plc, Reg S, GDR(b)	709,041
75,849	HeadHunter Group Plc, ADR* (a)	2,572,798
221,290	LSR Group PJSC, Reg S, GDR(b)	476,880
11,505	LUKOIL PJSC, ADR	930,294
30,443	Magnit PJSC, Reg S, GDR(b)	456,341
91,775	Magnitogorsk Iron & Steel Works PJSC, Reg S, GDR(b)	950,789
279,408	MMC Norilsk Nickel PJSC, ADR(a)	8,711,941
9,400	Novatek PJSC, GDR(c)	1,856,500
139,447	Novolipetsk Steel PJSC, GDR	4,445,570
7,385	PhosAgro PJSC, Reg S, GDR(b)	128,647
272,306	Polymetal International Plc	5,333,072
45,891	Polyus PJSC, Reg S, GDR(b)	4,224,267
62,652	QIWI Plc, ADR(a)	667,244
822,971	Sberbank of Russia PJSC, ADR	12,677,868
63,000	Severstal PJSC, Reg S, GDR(b)	1,271,340
2,736,849	Surgutneftegas PJSC, ADR	12,288,452
75,742	Tatneft PJSC, ADR	3,593,201
11,501	TCS Group Holding Plc, Reg S, GDR(b)	667,058
86,358	X5 Retail Group NV, Reg S, GDR(b)	2,784,182
120,704	Yandex NV Class A* (a)	7,732,298

	Total Russia	72,848,812

	South Africa — 3.4%
17,500	Anglo American Platinum, Ltd.	2,550,588

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	South Africa — continued
4,365	Astral Foods, Ltd.	43,286
62,201	Capitec Bank Holdings, Ltd.* (a)	5,980,900
539,907	Clicks Group, Ltd.	8,789,885
247,000	Impala Platinum Holdings, Ltd.	4,578,773
124,534	Investec, Ltd.	364,926
44,728	Kumba Iron Ore, Ltd.(a)	1,843,189
159,125	Lewis Group, Ltd.	330,939
50,597	Mr Price Group, Ltd.	663,410
72,034	Naspers, Ltd. Class N	17,228,694
101,839	Old Mutual, Ltd.	87,106
1,444,591	RMB Holdings, Ltd.*	173,160
534,225	Sanlam, Ltd.(a)	2,153,723
275,182	SPAR Group, Ltd. (The)	3,538,766
166,508	Tiger Brands, Ltd.	2,376,471
192,514	Truworths International, Ltd.	623,711
19,050	Vodacom Group, Ltd.	162,889
80,942	Wilson Bayly Holmes-Ovcon, Ltd.*	536,754

	Total South Africa	52,027,170

	South Korea — 6.5%
59,116	BNK Financial Group, Inc.	354,670
77,370	Coupang, Inc.*	3,818,209
1,999	CS Wind Corp.	133,885
482	Daewoong Co., Ltd.	13,927
2,974	DB HiTek Co., Ltd.	147,944
7,424	DB Insurance Co., Ltd.	310,276
78,465	Dongwon Development Co., Ltd.	374,386
7,248	Doosan Fuel Cell Co., Ltd.*	328,538
42,674	Douzone Bizon Co., Ltd.	3,702,749
191	GS Home Shopping, Inc.	25,332
157,710	Hana Financial Group, Inc.	5,964,204
7,661	Hansol Chemical Co., Ltd.	1,631,368
3,336	Hanwha Solutions Corp.*	147,677
915	HDC Hyundai Development Co-Engineering & Construction	23,729
10,650	Hyundai Mobis Co., Ltd.	2,747,780
9,783	Kakao Corp.	4,304,779
80,000	KB Financial Group, Inc.	3,972,609
14,500	KIWOOM Securities Co., Ltd.	1,614,314
439	Korea Investment Holdings Co., Ltd.	33,204
14,768	Kumho Petrochemical Co., Ltd.	3,457,937
67,663	LG Corp.	5,404,670
10,028	LG Electronics, Inc.	1,329,092
13,648	LG Household & Health Care, Ltd.	18,932,945
9,538	LG Innotek Co., Ltd.	1,731,883
8,443	Mirae Asset Daewoo Co., Ltd.	73,557
27,067	NAVER Corp.	9,016,354
2,476	NCSoft Corp.	1,909,916
4,139	NHN KCP Corp.*	183,224
11,000	Samsung Electro-Mechanics Co., Ltd.	1,822,399

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	South Korea — continued
85,263	Samsung Electronics Co., Ltd.	6,132,457
5,855	Samsung Electronics Co., Ltd., Reg S, GDR(b)	10,679,520
569	Samsung Electronics Co., Ltd., Reg S (London Exchange), GDR(b)	927,470
23,346	Samsung Fire & Marine Insurance Co., Ltd.	3,919,364
4,526	Samsung Life Insurance Co., Ltd.	312,331
8,544	Soulbrain Co., Ltd.	2,187,053
3,637	Vaxcell-Bio Therapeutics Co., Ltd.*	359,924

	Total South Korea	98,029,676

	Switzerland — 0.5%
236,114	Coca-Cola HBC AG*	7,525,208

	Taiwan — 17.6%
15,107	Accton Technology Corp.	146,130
8,227	Acter Group Corp., Ltd.	57,811
837,003	Advantech Co., Ltd.	10,384,434
105,154	Alchip Technologies, Ltd.	3,316,812
746,689	Asustek Computer, Inc.	9,748,069
28,531	Aten International Co., Ltd.	88,694
9,000	Avermedia Technologies	15,125
825,000	Catcher Technology Co., Ltd.	6,115,288
884,595	Cathay Financial Holding Co., Ltd.	1,486,571
792,421	Chailease Holding Co., Ltd.	5,471,101
61,110	Chicony Electronics Co., Ltd.	217,386
91,603	China Development Financial Holding Corp.	33,709
77,696	China Life Insurance Co., Ltd.	70,118
189,013	Chong Hong Construction Co., Ltd.	549,160
470,416	Coretronic Corp.	939,744
4,649,050	CTBC Financial Holding Co., Ltd.	3,600,883
658,818	Delta Electronics, Inc.	6,649,830
938,000	E Ink Holdings, Inc.	1,811,369
3,601,791	E.Sun Financial Holding Co., Ltd.	3,294,667
363,665	Elan Microelectronics Corp.	2,491,729
537,617	Elite Material Co., Ltd.	3,184,287
4,000	eMemory Technology, Inc.	123,787
1,003,603	Evergreen Marine Corp. Taiwan, Ltd.*	1,600,390
197,092	Farglory Land Development Co., Ltd.	393,728
864,348	FLEXium Interconnect, Inc.	3,801,762
63,708	Foxconn Technology Co., Ltd.	162,100
3,702,542	Fubon Financial Holding Co., Ltd.	7,370,567
776,000	Giant Manufacturing Co., Ltd.	9,355,623
521,000	Gigabyte Technology Co., Ltd.	1,822,304
169,000	Global Unichip Corp.	2,360,302
326,777	Grand Pacific Petrochemical*	314,947
2,600,813	Hon Hai Precision Industry Co., Ltd.	11,302,731
209,759	Huaku Development Co., Ltd.	685,155
106,000	IEI Integration Corp.	214,355
113,687	International Games System Co., Ltd.	3,024,163
38,000	Kung Long Batteries Industrial Co., Ltd.	197,105

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Taiwan — continued
392,443	Lite-On Technology Corp., ADR	863,751
87,732	Lotes Co., Ltd.	1,535,840
311,910	MediaTek, Inc.	10,592,675
461,060	Mercuries Life Insurance Co., Ltd.*	143,329
39,305	Merry Electronics Co., Ltd.	183,211
1,178,099	Micro-Star International Co., Ltd.	7,184,286
10,144	Nan Liu Enterprise Co., Ltd.	63,993
504,622	Novatek Microelectronics Corp.	10,169,195
51,000	Parade Technologies, Ltd.	2,189,570
7,692	Pharmally International Holding Co., Ltd.* (d)	11,444
199,000	Phison Electronics Corp.	3,406,985
763,998	President Chain Store Corp.	7,283,057
434,437	Quanta Computer, Inc.	1,492,126
952,000	Radiant Opto-Electronics Corp.	4,237,339
245,000	Realtek Semiconductor Corp.	4,241,755
101,000	RichWave Technology Corp.	2,244,208
27,131	Sea, Ltd., ADR*	6,056,453
98,190	Shinkong Insurance Co., Ltd.	137,651
63,985	Simplo Technology Co., Ltd.	831,964
124,000	Syncmold Enterprise Corp.	380,261
9,079	Tah Hsin Industrial Corp.	23,896
95,644	Taiwan Cement Corp.	156,876
1,441,859	Taiwan Semiconductor Manufacturing Co., Ltd.	29,662,890
440,292	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	52,077,738
5,333	TCI Co., Ltd.	40,372
247,583	Transcend Information, Inc.	566,613
152,822	Tripod Technology Corp.	752,514
6,000	Tung Thih Electronic Co., Ltd.*	63,505
4,005,351	Uni-President Enterprises Corp.	10,247,455
83,356	United Integrated Services Co., Ltd.	723,044
2,127,061	United Microelectronics Corp.	3,742,280
3,765	Universal Vision Biotechnology Co., Ltd.	42,621
131,772	Universal, Inc.	439,656
74,251	Voltronic Power Technology Corp.	2,875,525
138,000	Youngtek Electronics Corp.	326,948
24,000	Yuanta Financial Holding Co., Ltd.	18,925
5,506	Yulon Nissan Motor Co., Ltd.	54,032

	Total Taiwan	267,465,919

	Thailand — 0.3%
96,200	Bangkok Bank PCL Class F	387,878
92,200	Carabao Group PCL Class F	380,602
132,400	Kasikornbank PCL Class F	618,573
152,700	KCE Electronics PCL Class F	273,638
7,900	KCE Electronics PCL, NVDR	14,157
81,000	Land & Houses PCL Class F	22,162
915,000	Pruksa Holding PCL Class F	374,784
19,000	Siam Cement PCL (The) Class F	242,592
182,800	Siam Commercial Bank PCL (The) Class F	652,230

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Thailand — continued
47,900	SPCG PCL Class F	29,890
124,100	Sri Trang Agro-Industry PCL Class F	185,654
127,200	Sri Trang Agro-Industry PCL, NVDR	190,291
440,100	Supalai PCL Class F	301,380
9,772,900	TMB Bank PCL Class F	378,407

	Total Thailand	4,052,238

	Turkey — 0.2%
44,247	Arcelik AS	178,886
150,282	BIM Birlesik Magazalar AS	1,281,971
1,733,141	Dogan Sirketler Grubu Holding AS	676,399
16,934	Koza Altin Isletmeleri AS*	243,485

	Total Turkey	2,380,741

	United Arab Emirates — 0.2%
553,375	Aldar Properties PJSC*	566,459
227,559	Dubai Islamic Bank PJSC	281,881
112,896	First Abu Dhabi Bank PJSC	448,738
390,250	Network International Holdings Plc*	2,226,939

	Total United Arab Emirates	3,524,017

	United Kingdom — 1.3%
533,200	HSBC Holdings Plc	3,120,555
299,921	Unilever Plc	16,783,775

	Total United Kingdom	19,904,330

	TOTAL COMMON STOCKS (COST $1,195,840,451)	1,403,286,971

	INVESTMENT COMPANIES — 0.6%

	United States — 0.6%
53,916	iShares Core MSCI Emerging Markets ETF	3,470,034
207,649	VanEck Vectors Russia ETF	5,359,420

	Total United States	8,829,454

	TOTAL INVESTMENT COMPANIES (COST $8,530,119)	8,829,454

	PREFERRED STOCKS — 0.9%

	Brazil — 0.4%
1,043,460	Banco Bradesco SA, 2.61%	4,950,102

	Colombia — 0.0%
3,847	Banco Davivienda SA, 3.07%	31,247
749,852	Grupo Aval Acciones y Valores SA, 5.18%	233,423

	Total Colombia	264,670

	South Korea — 0.5%
120,305	Samsung Electronics Co., Ltd., 3.52%	7,759,899

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Taiwan — 0.0%
41,879	Chailease Holding Co., Ltd. 0.00%	146,774
87,382	CTBC Financial Holding Co., Ltd. 3.56%	194,468

	Total Taiwan	341,242

	TOTAL PREFERRED STOCKS (COST $10,219,894)	13,315,913

	WARRANT — 0.1%

	Switzerland — 0.1%
65,285	Wuxi Xinje Electric Co., Ltd., Expires 09/10/2021*	740,724

	TOTAL WARRANT (COST $746,112)	740,724

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENT — 1.3%

	Mutual Fund - Securities Lending Collateral — 1.3%
20,453,755	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(e) (f)	20,453,755

	TOTAL SHORT-TERM INVESTMENT (COST $20,453,755)	20,453,755

	TOTAL INVESTMENTS — 95.3% (Cost $1,235,790,331)	1,446,626,817

	Other Assets and Liabilities (net) — 4.7%	72,027,319

	NET ASSETS — 100.0%	$1,518,654,136

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of this security is out on loan.

(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $1,856,500, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.

(d)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $11,444 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2021 was $40,980.

(e)	Represents an investment of securities lending cash collateral.

(f)	The rate disclosed is the 7-day net yield as of March 31, 2021.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $11,810,000 which represents 0.8% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
806	MSCI Emerging Markets E-mini Index	Jun 2021	$53,296,750	$761,239

Other Abbreviations

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
REIT	— Real Estate Investment Trust

At March 31, 2021, the Fund held the following restricted security:

Restricted Security	Acquisition Date	Principal Amount	Cost	Value
Novatek PJSC	03/23/21	USD 9,400	$1,840,659	$1,856,500

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Industry Sector Summary (Unaudited)	% of Net Assets
Technology	19.3
Financial	17.4
Communications	15.8
Consumer, Non-cyclical	11.9
Consumer, Cyclical	9.9
Industrial	8.9
Basic Materials	6.5
Energy	3.0
Utilities	0.7
Unaffiliated Funds	0.6
Diversified	0.0	*
Short-Term Investment	1.3
Other Assets and Liabilities (net)	4.7

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	COMMON STOCKS — 96.1%

	Argentina — 0.2%
8,600	Globant SA*	1,785,446

	Australia — 2.1%
58,286	BHP Group Plc	1,684,339
38,849	Cochlear, Ltd.(a)	6,242,463
596,470	Evolution Mining, Ltd.	1,853,550
49,446	Gold Road Resources, Ltd.	41,427
124,341	Newcrest Mining, Ltd.	2,312,679
841,357	Regis Resources, Ltd.	1,858,377
24,963	Rio Tinto Plc	1,911,501
847	Rio Tinto, Ltd.	71,447
316,793	Sonic Healthcare, Ltd.	8,466,704
276,785	Telstra Corp., Ltd.	716,765
142,363	Westgold Resources, Ltd.*	216,319

	Total Australia	25,375,571

	Austria — 0.0%
5,647	Oesterreichische Post AG(a)	247,557
34,645	Telekom Austria AG Class A	273,627

	Total Austria	521,184

	Bermuda — 0.2%
15,073	RenaissanceRe Holdings, Ltd.	2,415,448

	Brazil — 0.0%
3,324	Yara International ASA	173,202

	Canada — 5.6%
77,800	Alimentation Couche-Tard, Inc. Class B	2,508,220
48,301	BCE, Inc.	2,180,307
146,208	CAE, Inc.*	4,165,739
64,161	Canadian National Railway Co.	7,444,994
30,100	Canadian Pacific Railway, Ltd.(a)	11,416,629
6,400	Cogeco, Inc.	493,679
4,413	Constellation Software, Inc.	6,162,224
50,200	Dundee Precious Metals, Inc.	306,348
86,000	Empire Co., Ltd. Class A	2,680,893
7,000	Evertz Technologies, Ltd.	80,980
30,900	George Weston, Ltd.	2,735,849
117,186	Intact Financial Corp.	14,358,630
42,100	Loblaw Cos., Ltd.	2,351,450
42,500	Metro, Inc.	1,938,597
23,900	National Bank of Canada	1,623,378
58,100	North West Co., Inc. (The)(a)	1,687,736
27,000	Quebecor, Inc. Class B	724,812
25,400	Royal Bank of Canada	2,341,646
38,000	Stella-Jones, Inc.	1,541,345
14,400	Torex Gold Resources, Inc.*	181,826

	Total Canada	66,925,282

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	China — 1.5%
42,500	Alibaba Group Holding, Ltd., ADR*	9,636,025
7,000	BOC Hong Kong Holdings, Ltd.	24,445
1,640,000	CITIC Telecom International Holdings, Ltd.	580,105
1,829,119	Guangdong Investment, Ltd.	2,978,558
75,129	Yum China Holdings, Inc.	4,448,388

	Total China	17,667,521

	Denmark — 0.3%
173	AP Moller — Maersk AS Class B	402,841
33,578	Novo Nordisk AS Class B	2,280,382
4,036	Schouw & Co. AS	423,503

	Total Denmark	3,106,726

	Finland — 0.3%
6,931	Elisa OYJ	416,586
98,114	Kesko OYJ Class B	3,007,372

	Total Finland	3,423,958

	France — 5.2%
75,308	Airbus SE*	8,544,702
529	Axway Software SA*	16,725
1,791	Boiron SA	75,358
227,011	Bureau Veritas SA*	6,475,379
1,042	Caisse Regionale de Credit Agricole Mutuel Brie Picardie	28,020
95,170	Carrefour SA	1,727,573
7,152	Dassault Systemes SE	1,533,207
115,798	Edenred	6,061,775
1,958	Electricite de France SA*	26,326
88	Esker SA	20,603
1,145	Iliad SA	218,141
4,394	IPSOS	166,289
7,233	Legrand SA	674,295
470	LNA Sante SA	25,300
552	Manutan International	46,062
36,602	Metropole Television SA*	783,794
192,157	Orange SA	2,372,470
97,504	Rubis SCA	4,629,694
77,693	Safran SA*	10,596,820
23,738	Sanofi	2,350,513
776	Sartorius Stedim Biotech	320,306
304	Savencia SA*	26,011
214	Societe LDC SA	24,850
1,091	Vetoquinol SA	126,430
10	Vilmorin & Cie SA	712
126,200	Vinci SA	12,957,479
73,181	Vivendi SA	2,408,268

	Total France	62,237,102

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Germany — 1.3%
113,934	Brenntag AG	9,748,398
47,225	Deutsche Post AG	2,593,124
495	Deutsche Telekom AG	9,989
489	Gerresheimer AG	48,679
4,897	KWS Saat SE & Co. KGaA	424,176
2,128	McKesson Europe AG	65,277
16,960	Merck KGaA	2,906,243
199	SAP SE	24,422
7,991	Wuestenrot & Wuerttembergische AG	166,987

	Total Germany	15,987,295

	Hong Kong — 1.6%
745,627	AIA Group, Ltd.	9,044,064
4,500	CK Infrastructure Holdings, Ltd.	26,742
99,500	CLP Holdings, Ltd.	966,274
104,000	Dah Sing Banking Group, Ltd.	117,719
25,900	Dairy Farm International Holdings, Ltd.	111,629
342,000	Emperor International Holdings, Ltd.	48,829
239,000	HK Electric Investments & HK Electric Investments, Ltd.	237,326
1,823,000	HKT Trust & HKT, Ltd.	2,598,105
16,000	Hong Kong Ferry Holdings Co., Ltd.	12,389
49,000	Kowloon Development Co., Ltd.	53,825
249,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	38,113
38,000	Liu Chong Hing Investment, Ltd.	36,023
12,000	Miramar Hotel & Investment	22,505
4,095,000	PCCW, Ltd.	2,307,057
248,000	Power Assets Holdings, Ltd.	1,464,181
300,000	Regal Hotels International Holdings, Ltd.	118,465
361,000	Regal Real Estate Investment Trust REIT	75,223
120,500	SmarTone Telecommunications Holdings, Ltd.	70,213
58,000	Transport International Holdings, Ltd.	115,635
230,163	VTech Holdings, Ltd.	2,072,354
3,000	Wing On Co. International, Ltd.	6,614
24,617	Wing Tai Properties, Ltd.	13,616

	Total Hong Kong	19,556,901

	Ireland — 0.3%
42,800	AerCap Holdings NV*	2,514,072
8,145	ICON Plc, ADR*	1,599,434
23,991	Total Produce Plc	58,085

	Total Ireland	4,171,591

	Israel — 0.5%
4,859	Bank Leumi Le-Israel BM*	32,056
243,257	Bezeq Israeli Telecommunication Corp., Ltd.*	260,494
17,079	Check Point Software Technologies, Ltd.*	1,912,336
14,623	First International Bank Of Israel, Ltd.*	408,385
3	Isracard, Ltd.*	10
32,661	Radware, Ltd.*	851,799

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Israel — continued
1,503	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	97,850
56,607	Shufersal, Ltd.	466,477
56,884	Strauss Group, Ltd.	1,535,238

	Total Israel	5,564,645

	Italy — 0.0%
29,277	A2A SpA	53,403
9,458	Hera SpA	36,327

	Total Italy	89,730

	Japan — 3.7%
1,400	Aeon Co., Ltd.	41,797
1,200	Ajinomoto Co., Inc.	24,603
31,300	Arcs Co., Ltd.	677,270
1,900	AT-Group Co., Ltd.	29,231
7,400	Axial Retailing, Inc.	322,452
1,200	Belc Co., Ltd.	67,004
1,100	Canon, Inc.	24,912
21,300	Cawachi, Ltd.(a)	555,342
1,800	Cosmos Pharmaceutical Corp.	281,321
700	Create SD Holdings Co., Ltd.	22,805
17,842	DCM Holdings Co., Ltd.	186,978
11,900	Doshisha Co., Ltd.	201,492
22,989	Earth Corp.	1,385,581
3,931	EDION Corp.	44,077
4,300	Ezaki Glico Co., Ltd.	172,973
2,600	Fujicco Co., Ltd.	45,882
17,900	Heiwado Co., Ltd.(a)	363,508
3,100	Hokuto Corp.(a)	58,549
10,200	Itoham Yonekyu Holdings, Inc.	67,292
21,500	Japan Post Bank Co., Ltd.(a)	207,023
501	Japan Tobacco, Inc.	9,635
32,555	Kaken Pharmaceutical Co., Ltd.(a)	1,277,158
19,300	Kato Sangyo Co., Ltd.	624,412
88,700	KDDI Corp.(a)	2,725,217
82,500	KYORIN Holdings, Inc.	1,439,457
37,700	Lawson, Inc.	1,852,588
45,100	Lion Corp.(a)	881,185
43,100	Medipal Holdings Corp.	828,456
11,800	MEIJI Holdings Co., Ltd.(a)	760,326
1,200	Miroku Jyoho Service Co., Ltd.(a)	22,382
22,100	Mitsubishi Shokuhin Co., Ltd.	619,000
113,770	Mizuho Financial Group, Inc.(a)	1,646,319
30,000	Mochida Pharmaceutical Co., Ltd.(a)	1,164,706
2,900	Nihon Chouzai Co., Ltd.	46,846
2,200	Nintendo Co., Ltd.	1,230,606
48,300	Nippn Corp.	724,281
96,000	Nippon Telegraph & Telephone Corp.	2,469,068
25,900	Nisshin Oillio Group, Ltd. (The)	765,281

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Japan — continued
12,200	Okinawa Cellular Telephone Co.	560,869
13,200	Okinawa Electric Power Co., Inc. (The)	185,278
13,600	Okuwa Co., Ltd.	148,923
24,800	Ono Pharmaceutical Co., Ltd.	648,615
39,100	Otsuka Holdings Co., Ltd.	1,658,477
800	S&B Foods, Inc.	35,186
600	San-A Co., Ltd.	25,005
52,000	Sankyo Co., Ltd.	1,380,235
24,100	Sawai Pharmaceutical Co., Ltd.(b)	1,171,195
7,000	Secom Co., Ltd.	589,964
25,878	Seven & i Holdings Co., Ltd.	1,045,190
100	Shimano, Inc.	23,869
25,859	Showa Sangyo Co., Ltd.(a)	726,626
9,800	SKY Perfect JSAT Holdings, Inc.	43,634
202,300	Softbank Corp.(a)	2,633,562
13,300	Sugi Holdings Co., Ltd.	1,055,575
20,500	Sundrug Co., Ltd.	751,357
55,900	Toho Holdings Co., Ltd.	1,026,941
2,200	Toyo Suisan Kaisha, Ltd.	92,579
300	Toyota Motor Corp.(a)	23,392
37,300	Trend Micro, Inc.	1,870,063
3,500	Tsumura & Co.	125,271
1,000	Tsuruha Holdings, Inc.	129,231
1,500	Tv Tokyo Holdings Corp.	32,389
49,300	Unicharm Corp.	2,072,385
39,800	United Super Markets Holdings, Inc.	419,971
21,300	Valor Holdings Co., Ltd.	479,395
59,100	Vital KSK Holdings, Inc.	421,990
5,500	Wowow, Inc.	139,964
7,800	Yaoko Co., Ltd.	480,000
23,500	ZERIA Pharmaceutical Co., Ltd.(a)	447,244

	Total Japan	44,311,390

	Jordan — 0.0%
6,712	Hikma Pharmaceuticals Plc	210,770

	Kyrgyzstan — 0.1%
136,089	Centerra Gold, Inc.	1,204,050

	Luxembourg — 0.1%
6,753	Eurofins Scientific SE*	646,928
425	RTL Group SA*	24,955

	Total Luxembourg	671,883

	Netherlands — 0.5%
1,216	Amsterdam Commodities NV	30,513
753	ASML Holding NV	457,545
83,436	Koninklijke Ahold Delhaize NV	2,328,979
41,907	Wolters Kluwer NV	3,650,653

	Total Netherlands	6,467,690

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	New Zealand — 0.3%
63,985	EBOS Group, Ltd.	1,321,951
4,996	Fletcher Building, Ltd.	24,773
8,467	Fonterra Co-operative Group, Ltd.	29,234
29,340	Freightways, Ltd.	232,196
29,600	Mainfreight, Ltd.	1,438,688
90,119	Spark New Zealand, Ltd.	282,755
6,801	Trustpower, Ltd.	39,200
15,201	Vector, Ltd.	43,116
3,702	Warehouse Group, Ltd. (The)	9,800

	Total New Zealand	3,421,713

	Norway — 0.4%
2,099	AF Gruppen ASA	43,326
9,089	DNB ASA	193,783
299,159	Norsk Hydro ASA	1,919,081
182,075	Orkla ASA	1,788,255
4,487	Sparebanken Vest	41,157
61,697	Telenor ASA	1,087,748

	Total Norway	5,073,350

	Singapore — 0.4%
24,921	Best World International, Ltd.(b)	25,225
122,016	Frasers Hospitality Trust REIT	48,131
8,000	Great Eastern Holdings, Ltd.	134,147
2,500	Haw Par Corp., Ltd.	24,468
44,804	Hong Leong Finance, Ltd.	82,365
21,100	Jardine Cycle & Carriage, Ltd.	353,499
3,404,049	NetLink NBN Trust	2,394,184
161,800	Olam International, Ltd.	207,127
62,800	OUE, Ltd.	58,425
2,900	Oversea-Chinese Banking Corp., Ltd.	25,361
68,900	Raffles Medical Group, Ltd.	57,434
1,463,001	Sheng Siong Group, Ltd.	1,676,854
105,100	Singapore Post, Ltd.	54,756
33,000	United Industrial Corp., Ltd.	64,350
1,400	United Overseas Bank, Ltd.	26,914

	Total Singapore	5,233,240

	South Africa — 0.0%
7,722	Anglo American Plc	302,841

	Spain — 1.0%
49,446	Aena SME SA*	8,037,146
1,020	Cia de Distribucion Integral Logista Holdings SA	20,260
1,219	Ebro Foods SA	25,187
954	Endesa SA	25,295
21,765	Faes Farma SA	93,496
56,473	Viscofan SA	3,909,351

	Total Spain	12,110,735

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	Sweden — 0.7%
98,809	Axfood AB(a)	2,366,981
792	Essity AB Class B	25,069
58,230	ICA Gruppen AB	2,852,611
212,028	Telefonaktiebolaget LM Ericsson Class B	2,810,807

	Total Sweden	8,055,468

	Switzerland — 2.7%
4,888	AEVIS VICTORIA SA*	70,114
4,633	Allreal Holding AG	937,282
1,348	Banque Cantonale de Geneve	230,599
168	Basellandschaftliche Kantonalbank	164,939
1,400	Berner Kantonalbank AG	316,846
12,362	BKW AG	1,350,278
1,475	Emmi AG	1,496,706
9	Graubuendner Kantonalbank	14,057
5,654	Kuehne + Nagel International AG	1,620,235
68,330	Nestle SA	7,647,965
134,764	Novartis AG	11,565,519
273	Orior AG	24,192
8,810	Roche Holding AG	2,859,283
5,295	Sonova Holding AG*	1,408,774
5,364	Swisscom AG(a)	2,889,601
603	Thurgauer Kantonalbank	67,915
2,426	TX Group AG	195,132
13	Warteck Invest AG	31,908

	Total Switzerland	32,891,345

	United Kingdom — 3.8%
9,583	AstraZeneca Plc	958,174
26,205	AstraZeneca Plc, ADR(a)	1,302,913
1,870,300	BAE Systems Plc	13,031,292
44,808	Bunzl Plc	1,436,116
7,977	CareTech Holdings Plc	59,212
10,411	Dechra Pharmaceuticals Plc	492,687
12,246	EMIS Group Plc	185,854
28,356	Genus Plc	1,900,585
123,921	GlaxoSmithKline Plc	2,202,143
229,515	J Sainsbury Plc	767,905
197,399	Nomad Foods, Ltd.*	5,420,577
332,895	Pan African Resources Plc	73,028
20,893	PZ Cussons Plc	76,966
103,833	Spirent Communications Plc	341,671
265,267	Tate & Lyle Plc	2,807,868
67,530	Tesco Plc	213,222
217,551	Unilever Plc	12,165,615
48,764	Vectura Group Plc*	77,775
789,109	Vodafone Group Plc	1,435,822
4,972	YouGov Plc	68,770

	Total United Kingdom	45,018,195

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	United States — 63.3%
21,300	3M Co.	4,104,084
112,600	Abbott Laboratories	13,493,984
3,100	Acceleron Pharma, Inc.*	420,391
21,137	Accenture Plc Class A	5,839,096
49,500	Activision Blizzard, Inc.	4,603,500
14,575	Adobe, Inc.*	6,928,518
15,200	Akamai Technologies, Inc.*	1,548,880
15,144	Alphabet, Inc. Class A*	31,234,803
70,800	Altria Group, Inc.	3,622,128
2,100	Amazon.com, Inc.*	6,497,568
50,271	Amdocs, Ltd.	3,526,511
18,678	Ameren Corp.	1,519,642
8,613	American Electric Power Co., Inc.	729,521
19,516	American Tower Corp. REIT	4,665,495
23,100	American Water Works Co., Inc.	3,463,152
15,900	AmerisourceBergen Corp. Class A	1,877,313
15,800	Amgen, Inc.	3,931,198
9,846	ANSYS, Inc.*	3,343,308
8,303	Aon Plc Class A	1,910,603
67,755	Arthur J. Gallagher & Co.	8,453,791
100	Aspen Technology, Inc.*	14,433
88	AT&T, Inc.	2,664
14,000	Atlassian Corp. Plc Class A*	2,950,640
24,500	Automatic Data Processing, Inc.	4,617,515
400	AutoZone, Inc.*	561,720
141,199	Baxter International, Inc.	11,908,724
62,764	Becton Dickinson and Co.	15,261,067
13,572	Berkshire Hathaway, Inc. Class B*	3,467,239
100	Bio-Techne Corp.	38,193
1,400	BlackRock, Inc.	1,055,544
225	Booking Holdings, Inc.*	524,214
77,255	Bristol-Myers Squibb Co.	4,877,108
13,500	Broadcom, Inc.	6,259,410
110,274	BWX Technologies, Inc.	7,271,468
1,400	Cable One, Inc.	2,559,704
31,135	Cadence Design Systems, Inc.*	4,265,184
6,100	Casey’s General Stores, Inc.	1,318,759
75,300	Catalent, Inc.*	7,929,843
7,800	Cboe Global Markets, Inc.	769,782
31,200	Cerner Corp.	2,242,656
18,000	CH Robinson Worldwide, Inc.	1,717,740
6,900	Charles River Laboratories International, Inc.*	1,999,827
133,561	Charles Schwab Corp. (The)	8,705,506
34,200	Charter Communications, Inc. Class A*	21,102,084
5,500	Chemed Corp.	2,529,010
11,600	Church & Dwight Co., Inc.	1,013,260
15,900	Cirrus Logic, Inc.*	1,348,161
8,000	Cisco Systems, Inc.	413,680
22,300	Citrix Systems, Inc.	3,130,028

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	United States — continued
52,427	Clean Harbors, Inc.*	4,407,014
14,900	Clorox Co. (The)	2,873,912
1,100	Cloudflare, Inc. Class A*	77,286
23,083	CMS Energy Corp.	1,413,141
27,100	Coca-Cola Co. (The)	1,428,441
42,800	Colgate-Palmolive Co.	3,373,924
17,149	Consolidated Edison, Inc.	1,282,745
27,349	Cooper Cos., Inc. (The)	10,504,477
64,069	Copart, Inc.*	6,958,534
6,300	CoStar Group, Inc.*	5,177,907
14,200	Costco Wholesale Corp.	5,005,216
119,313	CVS Health Corp.	8,975,917
28,076	Danaher Corp.	6,319,346
17,100	Dollar General Corp.	3,464,802
16,000	Dominion Resources, Inc.	1,215,360
22,577	DTE Energy Co.	3,005,902
800	Duke Energy Corp.	77,224
11,600	Ecolab, Inc.	2,483,212
26,800	Electronic Arts, Inc.	3,627,916
28,767	Eli Lilly & Co.	5,374,251
20,313	Enstar Group, Ltd.*	5,011,826
6,800	EPAM Systems, Inc.*	2,697,492
4,300	Equinix, Inc. REIT	2,922,237
7,800	Erie Indemnity Co. Class A	1,723,098
1,400	Estee Lauder Cos., Inc. (The) Class A	407,190
7,414	Everest Re Group, Ltd.	1,837,263
3,600	Evergy, Inc.	214,308
29,400	Eversource Energy	2,545,746
36,800	Expeditors International of Washington, Inc.	3,962,992
16,000	Extra Space Storage, Inc. REIT	2,120,800
55,862	Facebook, Inc. Class A*	16,453,035
3,300	Fair Isaac Corp.*	1,603,965
6,100	FedEx Corp.	1,732,644
19,249	Ferguson Plc	2,302,035
60,153	Fidelity National Information Services, Inc.	8,458,113
97,400	Fiserv, Inc.*	11,594,496
64,800	Flowers Foods, Inc.	1,542,240
12,700	Fortinet, Inc.*	2,342,134
89,705	Fortive Corp.	6,336,761
3,500	General Mills, Inc.	214,620
20,029	Genpact, Ltd.	857,642
71,122	Globe Life, Inc.	6,872,519
79,119	GoDaddy, Inc. Class A*	6,141,217
42,500	Grocery Outlet Holding Corp.*	1,567,825
9,546	Hanover Insurance Group, Inc. (The)	1,235,825
44,400	Hawaiian Electric Industries, Inc.	1,972,692
37,811	HCA Healthcare, Inc.	7,121,324
21,126	Hershey Co. (The)	3,341,288
66,329	Hologic, Inc.*	4,933,551

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	United States — continued
10,964	Home Depot, Inc. (The)	3,346,761
55,800	Hormel Foods Corp.	2,666,124
13,247	Humana, Inc.	5,553,805
19,200	IDACORP, Inc.	1,919,424
2,700	IDEXX Laboratories, Inc.*	1,321,137
7,120	Illumina, Inc.*	2,734,507
3,900	Incyte Corp.*	316,953
9,500	Intel Corp.	608,000
97,000	Intercontinental Exchange, Inc.	10,832,960
13,338	Intuit, Inc.	5,109,254
2,500	Intuitive Surgical, Inc.*	1,847,350
11,400	Jack Henry & Associates, Inc.	1,729,608
11,300	Jazz Pharmaceuticals Plc*	1,857,381
24,300	JB Hunt Transport Services, Inc.	4,084,101
6,579	JM Smucker Co. (The)	832,441
43,090	Johnson & Johnson	7,081,841
8,038	Kellogg Co.	508,805
400	Kimberly-Clark Corp.	55,620
10,000	KLA Corp.	3,304,000
98,500	Kroger Co. (The)	3,545,015
1,200	Lam Research Corp.	714,288
15,800	Landstar System, Inc.	2,607,948
2,100	Markel Corp.*	2,393,202
1,100	Masimo Corp.*	252,626
30,559	Mastercard, Inc. Class A	10,880,532
8,000	McKesson Corp.	1,560,320
461,439	Medical Properties Trust, Inc. REIT	9,819,422
42,706	Medtronic Plc	5,044,860
66,934	Merck & Co., Inc.	5,159,942
16,140	Mercury General Corp.	981,473
600	Mettler-Toledo International, Inc.*	693,414
72,443	Microsoft Corp.	17,079,886
3,025	Mid-America Apartment Communities, Inc. REIT	436,689
28,700	Mondelez International, Inc. Class A	1,679,811
8,900	Monolithic Power Systems, Inc.	3,143,569
31,200	Moody’s Corp.	9,316,632
53,765	Motorola Solutions, Inc.	10,110,508
2,100	MSA Safety, Inc.	315,042
18,500	Nasdaq, Inc.	2,728,010
2,600	NewMarket Corp.	988,416
67,251	Newmont Corp.	4,053,218
60,280	NextEra Energy, Inc.	4,557,771
17,300	Old Dominion Freight Line, Inc.	4,159,093
6,400	Ollie’s Bargain Outlet Holdings, Inc.*	556,800
59,614	Oracle Corp.	4,183,114
39,048	PepsiCo, Inc.	5,523,340
108,163	Performance Food Group Co.*	6,231,270
86,434	Pfizer, Inc.	3,131,504
13,800	Philip Morris International, Inc.	1,224,612
22,000	Pinnacle West Capital Corp.	1,789,700

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares	Description	Value ($)

	United States — continued
50,480	Procter & Gamble Co. (The)	6,836,506
37,583	Progressive Corp. (The)	3,593,311
17,430	Prologis, Inc. REIT	1,847,580
12,000	Public Service Enterprise Group, Inc.	722,520
13,700	Public Storage REIT	3,380,612
46,908	QIAGEN NV* (a)	2,283,951
25,494	QIAGEN NV (London Exchange)*	1,236,576
3,400	Raymond James Financial, Inc.	416,704
4,000	Regeneron Pharmaceuticals, Inc.*	1,892,560
3,900	Repligen Corp.*	758,199
38,304	Republic Services, Inc. Class A	3,805,502
16,600	ResMed, Inc.	3,220,732
5,000	Roper Technologies, Inc.	2,016,700
25,700	Royal Gold, Inc.	2,765,834
1,200	S&P Global, Inc.	423,444
41,000	Schneider National, Inc. Class B	1,023,770
53,896	Science Applications International Corp.	4,505,167
8,700	Seagen, Inc.*	1,208,082
11,400	Silgan Holdings, Inc.	479,142
8,000	Skyworks Solutions, Inc.	1,467,840
23,800	Southern Co. (The)	1,479,408
47,700	Sprouts Farmers Market, Inc.*	1,269,774
5,200	STERIS Plc	990,496
15,453	Stryker Corp.	3,764,042
6,996	Sun Communities, Inc. REIT	1,049,680
16,572	Synopsys, Inc.*	4,106,210
35,300	T-Mobile US, Inc.*	4,422,737
19,300	Take-Two Interactive Software, Inc.*	3,410,310
27,100	Target Corp.	5,367,697
1,613	Taro Pharmaceutical Industries, Ltd.*	118,959
34,300	Texas Instruments, Inc.	6,482,357
25,700	TFS Financial Corp.	523,509
25,000	Thermo Fisher Scientific, Inc.	11,409,500
3,900	Travelers Cos., Inc. (The)	586,560
8,500	Tyler Technologies, Inc.*	3,608,505
26,000	United Parcel Service, Inc. Class B	4,419,740
5,400	United Therapeutics Corp.*	903,258
35,502	UnitedHealth Group, Inc.	13,209,229
3,300	Veeva Systems, Inc. Class A*	862,092
14,400	VeriSign, Inc.*	2,862,144
500	Verisk Analytics, Inc. Class A	88,345
109,912	Verizon Communications, Inc.	6,391,383
2,400	Vertex Pharmaceuticals, Inc.*	515,736
26,100	Visa, Inc. Class A	5,526,153
41,836	Walmart, Inc.	5,682,584
51,453	Waste Connections, Inc.	5,555,895
32,085	Waste Management, Inc.	4,139,607
33,200	WEC Energy Group, Inc.	3,107,188
10,600	West Pharmaceutical Services, Inc.	2,986,868

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2021

Shares		Description	Value ($)

		United States — continued
1,000		White Mountains Insurance Group, Ltd.	1,114,900
5,600		Willis Towers Watson Plc	1,281,728
44,859		Xcel Energy, Inc.	2,983,572
27,300		Zoetis, Inc.	4,299,204
4,200		Zoom Video Communications, Inc. Class A*	1,349,418

		Total United States	759,007,673

		TOTAL COMMON STOCKS (COST $918,659,784)	1,152,981,945

		PREFERRED STOCK — 0.2%

		Germany — 0.2%
22,459		Henkel AG & Co. KGaA, 1.94%	2,530,325

		TOTAL PREFERRED STOCK (COST $1,898,212)	2,530,325

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENT — 1.2%

		Mutual Fund - Securities Lending Collateral — 1.2%
13,767,600		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.04%(c) (d)	13,767,600

		TOTAL SHORT-TERM INVESTMENT (COST $13,767,600)	13,767,600

		TOTAL INVESTMENTS — 97.5% (Cost $934,325,596)	1,169,279,870

		Other Assets and Liabilities (net) — 2.5%	30,177,430

		NET ASSETS — 100.0%	$1,199,457,300

		Notes to Schedule of Investments:

	*	Non-income producing security.

	(a)	All or a portion of this security is out on loan.

	(b)	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $1,196,420 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2021 was $1,273,865.

	(c)	The rate disclosed is the 7-day net yield as of March 31, 2021.

	(d)	Represents an investment of securities lending cash collateral.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
9	Canadian Dollar	Jun 2021	$716,130	$(1,204)
64	MSCI EAFE Index	Jun 2021	7,014,400	32,616
82	S&P 500 E-mini Index	Jun 2021	16,266,340	192,270
4	S&P/TSX 60 Index	Jun 2021	707,228	(2,482)

				$221,200

Other Abbreviations

ADR	— American Depository Receipt
REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2021

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	34.4
Communications	13.4
Technology	12.8
Industrial	12.2
Financial	12.2
Consumer, Cyclical	4.6
Utilities	3.8
Basic Materials	2.9
Energy	0.0	*
Diversified	0.0	*
Short-Term Investment	1.2
Other Assets and Liabilities (net)	2.5

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities

March 31, 2021

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Assets
Investments, at value(a) (b)	$1,440,677,119	$1,830,185,292	$3,784,498,496	$1,250,810,515
Foreign currency, at value(c)	—	—	7,631,629	—
Cash and cash equivalents	63,180,277	52,615,516	162,025,695	65,061,597
Dividend and interest receivable	1,583,144	1,116,269	13,867,959	7,934,168
Receivable for investments sold	1,375,508	79,496	4,912,475	10,825,711
Cash collateral held at broker on open futures contracts	2,302,000	2,177,000	9,798,000	—
Receivable for TBA securities sold	—	—	—	8,505,048
Foreign tax reclaims receivable	110,853	—	6,265,571	—
Receivable for fund shares sold	4,905,985	—	—	1,391,142
Unrealized appreciation on open forward foreign currency contracts	—	—	1,203,827	200,054
Receivable for variation margin on open futures contracts	182,027	263,831	—	—
Prepaid expenses	5,689	7,255	16,142	5,230
Cash collateral held at broker on open centrally cleared swap contracts	—	—	—	2,039
Receivable for variation margin on open centrally cleared swap contracts	—	—	—	8,984
Securities lending income receivable	1,907	6,598	60,962	1,904
Receivable for advisory fee waived	940,591	2,187,622	3,654,816	717,661

Total assets	1,515,265,100	1,888,638,879	3,993,935,572	1,345,464,053

Liabilities
Obligation to return securities lending collateral	4,085,189	5,203,630	143,479,818	10,664,255
Payable for TBA and when-issued securities purchased	—	—	—	46,647,449
Payable for investments purchased	3,602,415	2,736,370	7,528,426	30,880,534
Payable for fund shares repurchased	769,547	9,204,823	5,913,457	—
Payable for variation margin on open futures contracts	—	—	639,924	39,689
Payable for foreign capital gains tax	—	—	379,923	—
Written options, at value(d)	—	—	—	82,078
Unrealized depreciation on open forward foreign currency contracts	—	—	—	34,741
Payable to affiliates for:
Advisory fees	1,837,601	4,109,869	6,761,077	981,686
Trustees fees	24,695	32,321	65,794	19,816
Accrued expenses	152,078	183,835	357,378	162,114

Total liabilities	10,471,525	21,470,848	165,125,797	89,512,362

Net assets	$1,504,793,575	$1,867,168,031	$3,828,809,775	$1,255,951,691

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2021

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund

Net assets consist of:
Paid-in capital	$1,124,856,518	$1,247,460,372	$2,914,873,794	$1,243,456,671
Distributable earnings	379,937,057	619,707,659	913,935,981	12,495,020

Net assets	$1,504,793,575	$1,867,168,031	$3,828,809,775	$1,255,951,691

Net assets attributable to:
Class Y-3	$1,504,793,575	$1,867,168,031	$3,828,809,775	$1,255,951,691

Shares outstanding:
Class Y-3	125,725,770	135,054,720	309,730,484	120,105,189

Net asset value per unit:
Class Y-3	$11.97	$13.83	$12.36	$10.46

(a) Investments, at cost	$1,105,586,203	$1,376,105,772	$3,195,404,513	$1,246,746,444

(b) Securities loaned, at value	$15,249,356	$34,579,770	$233,801,568	$16,403,157

(c) Foreign currency, at cost	$—	$—	$7,632,161	$—

(d) Premiums on written options	$—	$—	$—	$21,444

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2021

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a) (b)	$815,670,461	$1,446,626,817	$1,169,279,870
Foreign currency, at value(c)	8,981,362	4,399,949	385,533
Cash and cash equivalents	39,585,124	79,679,427	40,204,314
Receivable for investments sold	12,210,233	3,210,291	468,862
Dividend and interest receivable	10,132,578	3,539,507	1,632,861
Receivable for fund shares sold	500,000	11,798,918	—
Cash collateral held at broker on open centrally cleared swap contracts	8,164,685	—	—
Cash collateral held at broker on open futures contracts	2,084,997	2,498,000	1,853,000
Unrealized appreciation on open forward foreign currency contracts	3,415,516	—	—
Foreign tax reclaims receivable	175,580	89,006	1,127,907
Receivable for variation margin on open futures contracts	82,595	275,739	77,965
OTC — Swap contracts, at value (up-front net premiums paid of $54,222, $-, and $-, respectively)	163,811	—	—
Cash collateral held at broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	160,000	—	—
Receivable for cash collateral on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	30,000	—	—
Prepaid expenses	5,737	6,094	5,806
Securities lending income receivable	1,918	17,885	6,361
Receivable for advisory fee waived	1,232,306	1,534,236	1,559,911
Unrealized gain on unfunded loan commitments	1,368	—	—

Total assets	902,598,271	1,553,675,869	1,216,602,390

Liabilities
Obligation to return securities lending collateral	13,830,368	20,453,755	13,767,600
Payable for investments purchased	22,898,412	8,042,092	668,379
Payable for when-issued securities purchased	4,687,462	—	—
Payable for foreign capital gains tax	111,642	3,056,691	—
Unrealized depreciation on open forward foreign currency contracts	2,710,092	—	—
Payable for fund shares repurchased	544,200	115,474	262,060
Cash collateral due to broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	680,000	—	—
OTC — Swap contracts, at value (up-front net premiums received of $18,090, $-, and $-, respectively)	239,680	—	—
Written options, at value(d)	166,383	—	—
Payable for variation margin on open centrally cleared swap contracts	40,082	—	—
Payable for closed centrally cleared swap contracts	15	—	—
Payable to affiliates for:
Advisory fees	2,282,136	3,057,525	2,275,281
Trustees fees	19,779	27,013	21,082
Accrued expenses	229,342	269,183	150,688

Total liabilities	48,439,593	35,021,733	17,145,090

Net assets	$854,158,678	$1,518,654,136	$1,199,457,300

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2021

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund

Net assets consist of:
Paid-in capital	$850,662,075	$1,180,459,685	$892,706,415
Distributable earnings	3,496,603	338,194,451	306,750,885

Net assets	$854,158,678	$1,518,654,136	$1,199,457,300

Net assets attributable to:
Class Y-3	$854,158,678	$1,518,654,136	$1,199,457,300

Shares outstanding:
Class Y-3	89,195,552	132,364,951	82,427,347

Net asset value per unit:
Class Y-3	$9.58	$11.47	$14.55

(a) Investments, at cost	$808,853,461	$1,235,790,331	$934,325,596

(b) Securities loaned, at value	$21,103,357	$34,726,472	$22,321,203

(c) Foreign currency, at cost	$9,179,134	$4,416,970	$384,490

(d) Premiums on written options	$306,978	$—	$—

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations

Year Ended March 31, 2021

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Investment Income:
Dividends	$19,076,102	$18,178,155	$82,309,416	$496
Interest	1,274	2,270	431,161	26,113,885
Withholding taxes	(37,551)	(36,029)	(8,080,549)	(104)
Securities lending income	18,369	269,938	930,214	17,956
Other income	—	—	—	6,556

Total investment income	19,058,194	18,414,334	75,590,242	26,138,789

Expenses:
Advisory fees	6,422,192	14,097,821	24,342,220	3,595,870
Custodian and fund accounting fees	259,375	325,530	901,881	256,204
Audit fees	71,194	79,966	207,999	80,521
Transfer agent fees	23,848	24,770	25,526	24,963
Legal fees	140,787	191,753	393,771	117,123
Trustees fees	109,129	141,984	312,208	95,718
Registration fees	28,993	36,352	48,958	24,470
Miscellaneous	71,813	92,683	200,354	67,739

Total expenses	7,127,331	14,990,859	26,432,917	4,262,608
Advisory fee waiver	(3,326,858)	(7,534,162)	(13,001,639)	(2,630,983)

Net expenses	3,800,473	7,456,697	13,431,278	1,631,625

Net investment income	15,257,721	10,957,637	62,158,964	24,507,164

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	45,095,848	205,777,288	429,674,661	15,503,211
Purchased option contracts	—	—	—	(87,303)
Swap contracts	—	—	—	(801,834)
Closed futures contracts	13,981,424	19,370,948	38,459,101	(776,176)
Written option contracts	—	—	—	33,100
Forward foreign currency contracts	—	—	(935,803)	(58,335)
Foreign currency related transactions	1,251	43	(1,346,390)	88,337

Net realized gain (loss)	59,078,523	225,148,279	465,851,569	13,901,000

Change in net unrealized appreciation (depreciation) on:
Investments	508,842,403	719,407,528	887,569,120	(6,127,186)
Purchased option contracts	—	—	—	158,374
Swap contracts	—	—	—	1,074,246
Open futures contracts	(603,742)	(309,699)	(8,921,766)	1,082,680
Written option contracts	—	—	—	(70,531)
Forward foreign currency contracts	—	—	1,828,344	168,968
Foreign currency related transactions	(1,597)	—	75,263	(138)

Change in net unrealized appreciation (depreciation)	508,237,064	719,097,829	880,550,961	(3,713,587)

Net realized and unrealized gain (loss)	567,315,587	944,246,108	1,346,402,530	10,187,413

Net increase in net assets resulting from operations	$582,573,308	$955,203,745	$1,408,561,494	$34,694,577

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

Year Ended March 31, 2021

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Investment Income:
Dividends	$73,832	$30,011,196	$21,621,683
Interest	63,591,798	3,918	795
Withholding taxes	(1,013,984)	(3,754,097)	(1,080,000)
Securities lending income	36,833	124,170	92,949
Other income	79,361	—	—

Total investment income	62,767,840	26,385,187	20,635,427

Expenses:
Advisory fees	9,324,657	10,539,229	8,807,043
Custodian and fund accounting fees	567,385	649,372	294,540
Audit fees	93,394	171,501	128,094
Transfer agent fees	24,622	24,276	24,038
Legal fees	126,204	151,151	135,654
Trustees fees	106,046	119,951	110,393
Registration fees	29,455	33,906	38,349
Miscellaneous	87,712	83,347	77,831

Total expenses	10,359,475	11,772,733	9,615,942
Advisory fee waiver	(5,024,267)	(5,248,116)	(6,017,345)

Net expenses	5,335,208	6,524,617	3,598,597

Net investment income	57,432,632	19,860,570	17,036,830

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18,654,748	154,238,099	45,104,618
Purchased option contracts	(3,023,612)	—	—
Swap contracts	(3,325,485)	—	—
In-kind redemptions	19,839,043	—	—
Closed futures contracts	(3,043,201)	23,670,962	15,342,939
Written option contracts	1,158,781	—	—
Forward foreign currency contracts	(3,773,150)	(147)	—
Foreign currency related transactions	(1,186,789)	(2,335,316)	135,092

Net realized gain (loss)	25,300,335	175,573,598	60,582,649

Change in net unrealized appreciation (depreciation) on:
Investments	103,714,417	428,501,260	284,855,951
Purchased option contracts	233,470	—	—
Unfunded loan commitments	10,159	—	—
Swap contracts	2,173,263	—	—
Open futures contracts	(2,983,178)	256,716	(4,777,988)
Written option contracts	899,851	—	—
Forward foreign currency contracts	(138,238)	—	—
Foreign currency related transactions	722,242	(3,039,032)	46,984

Change in net unrealized appreciation (depreciation)	104,631,986	425,718,944	280,124,947

Net realized and unrealized gain (loss)	129,932,321	601,292,542	340,707,596

Net increase in net assets resulting from operations	$187,364,953	$621,153,112	$357,744,426

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Equity Fund		Mercer US Small/Mid Cap Equity Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (decrease) in Net Assets:
Operations:
Net investment income	$15,257,721	$9,768,227	$10,957,637	$9,173,094
Net realized gain	59,078,523	11,837,049	225,148,279	11,834,025
Change in net unrealized appreciation (depreciation)	508,237,064	(206,122,711)	719,097,829	(341,694,453)

Net increase (decrease) in net assets resulting from operations	582,573,308	(184,517,435)	955,203,745	(320,687,334)

Distributions to shareholders (See Note 2):
Class Y-3	(15,659,299)	(43,395,087)	(47,874,139)	(40,162,658)

Total distributions	(15,659,299)	(43,395,087)	(47,874,139)	(40,162,658)

Net share transactions (See Note 7):
Class Y-3	55,664,392	720,712,798	(88,706,339)	614,991,514

Increase (decrease) in net assets resulting from net shares transactions	55,664,392	720,712,798	(88,706,339)	614,991,514

Net increase in net assets	622,578,401	492,800,276	818,623,267	254,141,522

Net assets:
Beginning of year	882,215,174	389,414,898	1,048,544,764	794,403,242

End of year	$1,504,793,575	$882,215,174	$1,867,168,031	$1,048,544,764

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (decrease) in Net Assets:
Operations:
Net investment income	$62,158,964	$63,076,686	$24,507,164	$20,428,279
Net realized gain	465,851,569	(52,513,867)	13,901,000	22,894,347
Change in net unrealized appreciation (depreciation)	880,550,961	(416,857,389)	(3,713,587)	11,413,678

Net increase (decrease) in net assets resulting from operations	1,408,561,494	(406,294,570)	34,694,577	54,736,304

Distributions to shareholders (See Note 2):
Class Y-3	(139,174,497)	(60,608,354)	(44,160,867)	(21,127,381)

Total distributions	(139,174,497)	(60,608,354)	(44,160,867)	(21,127,381)

Net share transactions (See Note 7):
Class Y-3	(114,414,819)	985,155,675	315,401,172	367,807,410

Increase (decrease) in net assets resulting from net shares transactions	(114,414,819)	985,155,675	315,401,172	367,807,410

Net increase in net assets	1,154,972,178	518,252,751	305,934,882	401,416,333

Net assets:
Beginning of year	2,673,837,597	2,155,584,846	950,016,809	548,600,476

End of year	$3,828,809,775	$2,673,837,597	$1,255,951,691	$950,016,809

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (decrease) in Net Assets:
Operations:
Net investment income	$57,432,632	$42,385,034	$19,860,570	$21,683,624
Net realized gain	25,300,335	(9,618,631)	175,573,598	(28,797,584)
Change in net unrealized appreciation (depreciation)	104,631,986	(91,511,019)	425,718,944	(216,325,922)

Net increase (decrease) in net assets resulting from operations	187,364,953	(58,744,616)	621,153,112	(223,439,882)

Distributions to shareholders (See Note 2):
Class Y-3	(44,901,279)	(22,762,588)	(21,622,556)	(15,100,507)

Total distributions	(44,901,279)	(22,762,588)	(21,622,556)	(15,100,507)

Net share transactions (See Note 7):
Class Y-3	(254,603,017)	235,224,761	(23,900,544)	162,917,342

Increase (decrease) in net assets resulting from net shares transactions	(254,603,017)	235,224,761	(23,900,544)	162,917,342

Net increase (decrease) in net assets	(112,139,343)	153,717,557	575,630,012	(75,623,047)

Net assets:
Beginning of year	966,298,021	812,580,464	943,024,124	1,018,647,171

End of year	$854,158,678	$966,298,021	$1,518,654,136	$943,024,124

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (decrease) in Net Assets:
Operations:
Net investment income	$17,036,830	$19,150,064
Net realized gain	60,582,649	31,992,446
Change in net unrealized appreciation (depreciation)	280,124,947	(133,517,417)

Net increase (decrease) in net assets resulting from operations	357,744,426	(82,374,907)

Distributions to shareholders (See Note 2):
Class Y-3	(55,306,768)	(81,065,529)

Total distributions	(55,306,768)	(81,065,529)

Net share transactions (See Note 7):
Class Y-3	(141,700,142)	246,282,465

Increase (decrease) in net assets resulting from net shares transactions	(141,700,142)	246,282,465

Net increase in net assets	160,737,516	82,842,029

Net assets:
Beginning of year	1,038,719,784	955,877,755

End of year	$1,199,457,300	$1,038,719,784

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Financial Highlights

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$7.35		$8.58		$10.85	$10.61	$9.34

Net investment income†	0.12		0.14		0.12	0.14	0.11	(a)
Net realized and unrealized gain (loss) on investments	4.63		(1.00)		0.18	1.68	1.54

Total from investment operations	4.75		(0.86)		0.30	1.82	1.65

Less dividends and distributions:
From net investment income	(0.13)		(0.05)		(0.14)	(0.16)	(0.08)
From net realized capital gains on investments	—		(0.32)		(2.43)	(1.42)	(0.30)

Total dividends and distributions	(0.13)		(0.37)		(2.57)	(1.58)	(0.38)

Net asset value, end of year	$11.97		$7.35		$8.58	$10.85	$10.61

Total investment return	64.71	%(b)	(10.95	)%(b)	4.81%	17.26%	17.74%

Ratios/Supplemental Data:
Net investment income to average net assets	1.22%		1.53%		1.21%	1.28%	1.14	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.57%		0.62%		0.63%	0.60%	0.61%
Net expenses to average daily net assets	0.30	%(c)	0.33	%(c)	0.63%	0.60%	0.61	%(d)
Portfolio turnover rate	43%		76	%(e)	74%	64%	84%
Net assets at end of year (in 000’s)	$1,504,794		$882,215		$389,415	$512,558	$601,059

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Portfolio turnover calculation does not include $769,614,365 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$7.71		$10.13		$12.29	$12.12	$10.30

Net investment income†	0.07		0.10		0.05	0.04	0.04	(a)
Net realized and unrealized gain (loss) on investments	6.38		(2.20)		(0.23)	1.46	2.13

Total from investment operations	6.45		(2.10)		(0.18)	1.50	2.17

Less dividends and distributions:
From net investment income	(0.07)		(0.06)		(0.05)	(0.06)	(0.08)
From net realized capital gains on investments	(0.26)		(0.26)		(1.93)	(1.27)	(0.27)

Total dividends and distributions	(0.33)		(0.32)		(1.98)	(1.33)	(0.35)

Net asset value, end of year	$13.83		$7.71		$10.13	$12.29	$12.12

Total investment return	84.20	%(b)	(21.65	)%(b)	0.19%	12.64%	21.24%

Ratios/Supplemental Data:
Net investment income to average net assets	0.68%		0.95%		0.47%	0.31%	0.40	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.93%		0.97%		0.98%	0.95%	0.97%
Net expenses to average daily net assets	0.46	%(c)	0.49	%(c)	0.98%	0.95%	0.97	%(d)
Portfolio turnover rate	59%		73	%(e)	47%	49%	106%
Net assets at end of year (in 000’s)	$1,867,168		$1,048,545		$794,403	$907,944	$972,456

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Portfolio turnover calculation does not include $550,516,305 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2017
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$8.46		$9.87		$11.51	$10.44		$9.61

Net investment income†	0.19		0.25		0.22	0.19		0.18	(a)
Net realized and unrealized gain (loss) on investments	4.14		(1.44)		(0.76)	1.75		0.83

Total from investment operations	4.33		(1.19)		(0.54)	1.94		1.01

Less dividends and distributions:
From net investment income	(0.18)		(0.22)		(0.20)	(0.23)		(0.18)
From net realized capital gains on investments	(0.25)		—		(0.90)	(0.64)		—

Total dividends and distributions	(0.43)		(0.22)		(1.10)	(0.87)		(0.18)

Net asset value, end of year	$12.36		$8.46		$9.87	$11.51		$10.44

Total investment return	51.42	%(b)	(12.55	)%(b)	(4.00)%	18.80%		10.62%

Ratios/Supplemental Data:
Net investment income to average net assets	1.78%		2.45%		2.03%	1.64%		1.81	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.76%		0.79%		0.79%	0.79	%(c)	0.81	%(c)
Net expenses to average daily net assets	0.39	%(d)	0.42	%(d)	0.79%	0.79	%(c)	0.82	%(c) (e)
Portfolio turnover rate	81%		74	%(f)	81%	81%		81%
Net assets at end of year (in 000’s)	$3,828,810		$2,673,838		$2,155,585	$2,159,299		$2,271,104

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
(f)	Portfolio turnover calculation does not include $395,102,338 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2017
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$10.48		$10.00		$9.90		$9.96		$10.15

Net investment income†	0.25		0.27		0.31		0.27		0.25	(a)
Net realized and unrealized gain (loss) on investments	0.20		0.51		0.11		(0.09)		(0.09)

Total from investment operations	0.45		0.78		0.42		0.18		0.16

Less dividends and distributions:
From net investment income	(0.25)		(0.30)		(0.32)		(0.24)		(0.25)
From net realized capital gains on investments	(0.22)		—		—		—		(0.10)

Total dividends and distributions	(0.47)		(0.30)		(0.32)		(0.24)		(0.35)

Net asset value, end of year	$10.46		$10.48		$10.00		$9.90		$9.96

Total investment return	4.23	%(b)	7.81	%(b)	4.37%		1.80%		1.58%

Ratios/Supplemental Data:
Net investment income to average net assets	2.33%		2.64%		3.17%		2.71%		2.43	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.40%		0.45%		0.43%		0.43%		0.43	%(c)
Net expenses to average daily net assets	0.15	%(d)	0.19	%(d)	0.43%		0.43%		0.43	%(c) (e)
Portfolio turnover rate	127	%(f)	158	%(f)	80	%(f)	113	%(f)	151%
Net assets at end of year (in 000’s)	$1,255,952		$950,017		$548,600		$857,947		$765,603

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(f)

Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 100%, 139%, 74% and 81% for the years ended March 31, 2021, March 31, 2020, March 31, 2019 and March 31, 2018, respectively.

†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2017
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$8.45		$9.08		$9.80		$9.31		$8.44

Net investment income†	0.46		0.44		0.43		0.53		0.51	(a)
Net realized and unrealized gain (loss) on investments	1.00		(0.85)		(0.94)		0.33		0.36

Total from investment operations	1.46		(0.41)		(0.51)		0.86		0.87

Less dividends and distributions:
From net investment income	(0.33)		(0.22)		(0.21)		(0.37)		—

Total dividends and distributions	(0.33)		(0.22)		(0.21)		(0.37)		—

Net asset value, end of year	$9.58		$8.45		$9.08		$9.80		$9.31

Total investment return	17.12%		(4.72	)%(b)	(5.15)%		9.42%		10.31	%(b)

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income to average net assets	4.83%		4.74%		4.74%		5.49%		5.75	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.87%		0.92%		0.92	%(c)	0.92	%(c)	0.94	%(c)
Net expenses to average daily net assets	0.45%		0.43	%(d)	0.92	%(c)	0.92	%(c)	0.94	%(c) (e)
Portfolio turnover rate	117	%(g)	148	%(f)	243	%(f)	72%		55%
Net assets at end of year (in 000’s)	$854,159		$966,298		$812,580		$647,222		$558,859

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(f)

Includes TBA transactions; excluding these transactions the portfolio turnover rate would have remained the same for the year ended March 31, 2020 and 218% for the year ended March 31, 2019, respectively.

(g)	Portfolio turnover calculation does not include $400,305,493 of securities transferred out of the Fund as part of in-kind redemptions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2017
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$7.19		$9.05		$11.75		$9.77		$8.59

Net investment income†	0.14		0.19		0.17		0.18		0.14	(a)
Net realized and unrealized gain (loss) on investments	4.29		(1.93)		(1.48)		2.05		1.22

Total from investment operations	4.43		(1.74)		(1.31)		2.23		1.36

Less dividends and distributions:
From net investment income	(0.15)		(0.12)		(0.01)		(0.25)		(0.18)
From net realized capital gains on investments	—		—		(1.38)		—		—

Total dividends and distributions	(0.15)		(0.12)		(1.39)		(0.25)		(0.18)

Net asset value, end of year	$11.47		$7.19		$9.05		$11.75		$9.77

Total investment return	61.78	%(b)	(19.55	)%(b)	(10.20)%		22.92%		16.14%

Ratios/Supplemental Data:
Net investment income to average net assets	1.47%		2.05%		1.66%		1.62%		1.52	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.87%		0.91%		0.92	%(c)	0.95	%(c)	0.99	%(c)
Net expenses to average daily net assets	0.48	%(d)	0.53	%(d)	0.92	%(c)	0.95	%(c)	1.00	%(c) (e)
Portfolio turnover rate	106%		81	%(f)	57%		93%		89%
Net assets at end of year (in 000’s)	$1,518,654		$943,024		$1,018,647		$1,116,127		$1,481,990

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(f)	Portfolio turnover calculation does not include $10,686,440 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2021		Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2017
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value, beginning of year	$11.23		$13.13		$12.28	$12.62		$11.81

Net investment income†	0.19		0.24		0.18	0.18		0.16	(a)
Net realized and unrealized gain (loss) on investments	3.75		(1.14)		0.67	1.39		1.11

Total from investment operations	3.94		(0.90)		0.85	1.57		1.27

Less dividends and distributions:
From net investment income	(0.21)		(0.17)		—	(0.18)		(0.14)
From net realized capital gains on investments	(0.41)		(0.83)		—	(1.73)		(0.32)

Total dividends and distributions	(0.62)		(1.00)		—	(1.91)		(0.46)

Net asset value, end of year	$14.55		$11.23		$13.13	$12.28		$12.62

Total investment return	35.29	%(b)	(8.16	)%(b)	6.92%	12.47%		11.02%

Ratios/Supplemental Data:
Net investment income to average net assets	1.42%		1.75%		1.40%	1.35%		1.34	%(a)
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.80%		0.82%		0.83%	0.80	%(c)	0.81	%(c)
Net expenses to average daily net assets	0.30	%(d)	0.31	%(d)	0.83%	0.80	%(c)	0.81	%(c)
Portfolio turnover rate	54%		38%		80%	36%		55%
Net assets at end of year (in 000’s)	$1,199,457		$1,038,720		$955,878	$920,610		$1,249,860

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Funds

Notes to the Financial Statements

March 31, 2021

1.	Organization

Mercer Funds (the “Trust”) consists of the following seven series: Mercer US Large Cap Equity Fund (“Large Cap”), Mercer US Small/Mid Cap Equity Fund (“Small/Mid Cap”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Mercer Investments LLC (the “Advisor”), a Delaware limited liability company, serves as the investment advisor to the Funds. The Advisor manages each Fund using a “manager of managers” approach by selecting one or more Sub-advisers (each a “Sub-adviser,” and collectively referred to as the “Sub-advisers”) to manage each Fund’s assets. The Funds are open-end investment companies and accordingly follow the open-end investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.

Under the 1940 Act, each Fund is classified as diversified.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap	Long-term total return, which includes capital appreciation and income
Small/Mid Cap	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Adviser Class, Class I, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2021, only Class Y-3 was active.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities and exchange-traded funds listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Sub-adviser as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ official closing price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker/dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Bank loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves,

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Sub-adviser) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that the Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. The Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) commitments or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2021. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts and swap contracts are determined using Level 1 inputs as of March 31, 2021.

At March 31, 2021, Large Cap and Small/Mid Cap held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the Schedule of Investments, as well as the “Mutual Fund — Securities Lending Collateral” and the “Futures Contracts” sections whose values were determined using Level 1 inputs.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

The following is a summary of the portfolio securities by level based on inputs used as of March 31, 2021 in valuing the assets and liabilities of Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$119,885,468	$0	*	$—		$119,885,468
Austria	10,900,250	—		—		10,900,250
Belgium	12,157,115	—		—		12,157,115
Brazil	26,234,498	—		—		26,234,498
Canada	42,066,083	—		—		42,066,083
China	36,954,473	—		—		36,954,473
Colombia	581,889	—		—		581,889
Denmark	48,359,735	—		—		48,359,735
Finland	53,945,594	—		—		53,945,594
France	415,315,805	—		—		415,315,805
Georgia	688,431	—		—		688,431
Germany	304,026,430	—		—		304,026,430
Hong Kong	44,728,313	—		—		44,728,313
Hungary	6,256,356	—		—		6,256,356
India	13,396,994	—		—		13,396,994
Indonesia	9,908,688	—		—		9,908,688
Ireland	23,695,537	—		—		23,695,537
Israel	10,342,488	—		—		10,342,488
Italy	75,823,234	—		—		75,823,234
Japan	878,368,137	6,463,477		—		884,831,614
Luxembourg	4,271,302	—		—		4,271,302
Mexico	18,214,099	—		—		18,214,099
Netherlands	171,067,223	—		—		171,067,223
New Zealand	931,132	—		—		931,132
Norway	14,365,119	—		—		14,365,119
Peru	512,358	—		—		512,358
Philippines	482,496	—		—		482,496
Portugal	2,136,095	—		0	**	2,136,095
Russia	44,927,859	—		—		44,927,859
Singapore	13,707,546	—		—		13,707,546
South Africa	21,371,534	—		—		21,371,534
South Korea	50,399,591	—		—		50,399,591
Spain	100,804,675	—		0	**	100,804,675
Sweden	106,905,957	—		—		106,905,957
Switzerland	306,145,021	—		—		306,145,021
Taiwan	72,288,864	—		—		72,288,864
Thailand	—	1,883,296		—		1,883,296
Turkey	5,052,860	—		—		5,052,860
United Kingdom	368,400,215	—		—		368,400,215
United States	98,080,405	—		—		98,080,405
Zambia	2,396,963	—		—		2,396,963

Total Common Stocks	3,536,096,832	8,346,773		0		3,544,443,605

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$35,336,633	$—	$—	$35,336,633

Preferred Stocks
Brazil	1,511,301	—	—	1,511,301
Germany	58,886,913	—	—	58,886,913
Russia	749,604	—	—	749,604

Total Preferred Stocks	61,147,818	—	—	61,147,818

Warrant
Switzerland	90,622	—	—	90,622

Short-Term Investment
Mutual Fund - Securities Lending Collateral	143,479,818	—	—	143,479,818

Futures Contracts†
Buys	561,799	—	—	561,799

Forward Foreign Currency Contracts†	—	1,203,827	—	1,203,827

Total	$3,776,713,522	$9,550,600	$0	$3,786,264,122

*	Represents one or more Level 2 securities at $0 value as of March 31, 2021.
**	Represents one or more Level 3 securities at $0 value as of March 31, 2021.
†

Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations	$—	$1,239,982,901	$—	$1,239,982,901

Short-Term Investment
Mutual Fund - Securities Lending Collateral	10,664,255	—	—	10,664,255

Purchased Options	163,359	—	—	163,359

Futures Contracts†
Sales	1,213,428	—	—	1,213,428

Swaps
Centrally Cleared Interest Rate Swaps†	—	173,365	—	173,365

Forward Foreign Currency Contracts†	—	200,054	—	200,054

Total	$12,041,042	$1,240,356,320	$—	$1,252,397,362

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(766,426)	$—	$—	$(766,426)
Sales	(14,035)	—	—	(14,035)

Total Futures Contracts	(780,461)	—	—	(780,461)

Swaps
Centrally Cleared Interest Rate Swaps†	—	(169,312)	—	(169,312)

Forward Foreign Currency Contracts†	—	(34,741)	—	(34,741)

Written Options	(82,078)	—	—	(82,078)

Total	$(862,539)	$(204,053)	$—	$(1,066,592)

†

Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin for Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$34,783,244		$—		$34,783,244
Bank Loans	—	116,378,520		—		116,378,520
Convertible Debt	—	15,642,159		—		15,642,159
Corporate Debt	—	307,845,025		—		307,845,025
Mortgage Backed Securities - Private Issuers	—	43,680,360		318,719		43,999,079
Mortgage Backed Securities - U.S. Government Agency Obligations	—	691,506		—		691,506
Sovereign Debt Obligations	—	266,361,955		—		266,361,955

Total Debt Obligations	—	785,382,769		318,719		785,701,488

Common Stocks
Consumer, Cyclical	—	—		0	**	0
Energy	28	0	*	—		28
Industrials	—	0	*	—		0
Utilities	—	898,296		—		898,296

Total Common Stocks	28	898,296		0		898,324

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Convertible Preferred Stocks
Consumer, Non-cyclical	$152,878	$—	$—	$152,878
Energy	2,578,349	3,513,801	—	6,092,150

Total Convertible Preferred Stocks	2,731,227	3,513,801	—	6,245,028

Preferred Stocks
Financial	318,664	—	—	318,664

Short-Term Investments
Mutual Fund - Securities Lending Collateral	13,830,368	—	—	13,830,368
Sovereign Debt Obligation	—	8,207,512	—	8,207,512

Total Short-Term Investments	13,830,368	8,207,512	—	22,037,880

Purchased Options	207,597	261,480	—	469,077

Futures Contracts†
Sales	263,714	—	—	263,714

Swaps
OTC Interest Rate Swaps	—	86,217	—	86,217
Centrally Cleared Interest Rate Swaps†	—	1,547,570	—	1,547,570
OTC Credit Default Swaps	—	77,594	—	77,594

Total Swaps	—	1,711,381	—	1,711,381

Forward Foreign Currency Contracts†	—	3,415,516	—	3,415,516

Total	$17,351,598	$803,390,755	$318,719	$821,061,072

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(1,699,056)	$—	$—	$(1,699,056)
Sales	(11,789)	—	—	(11,789)

Total Futures Contracts	(1,710,845)	—	—	(1,710,845)

Swaps
OTC Interest Rate Swaps	—	(218,834)	—	(218,834)
Centrally Cleared Interest Rate Swaps†	—	(171,389)	—	(171,389)
OTC Credit Default Swaps	—	(20,846)	—	(20,846)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Centrally Cleared Credit Default Swaps†	$—	$(35,512)	$—	$(35,512)

Total Swaps	—	(446,581)	—	(446,581)

Forward Foreign Currency Contracts†	—	(2,710,092)	—	(2,710,092)

Written Options	(91,428)	(74,955)	—	(166,383)

Total	$(1,802,273)	$(3,231,628)	$—	$(5,033,901)

*	Represents one or more Level 2 securities at $0 value as of March 31, 2021.
**	Represents one or more Level 3 securities at $0 value as of March 31, 2021.
†

Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin for Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Argentina	$15,256,633	$—	$—	$15,256,633
Australia	9,024,567	—	—	9,024,567
Brazil	37,661,402	—	—	37,661,402
Chile	3,749,440	—	—	3,749,440
China	502,980,136	—	—	502,980,136
Czech Republic	759,224	—	—	759,224
Hong Kong	12,123,283	—	—	12,123,283
India	182,598,315	—	—	182,598,315
Indonesia	17,943,013	—	—	17,943,013
Italy	2,722,115	—	—	2,722,115
Macau	7,198,282	—	—	7,198,282
Malaysia	69,166	—	—	69,166
Mexico	41,296,381	—	—	41,296,381
Netherlands	13,196,397	—	—	13,196,397
Peru	5,603,740	—	—	5,603,740
Philippines	4,635,013	—	—	4,635,013
Poland	10,137,074	—	—	10,137,074
Portugal	4,917,859	—	—	4,917,859
Qatar	3,656,820	—	—	3,656,820
Russia	72,848,812	—	—	72,848,812
South Africa	52,027,170	—	—	52,027,170
South Korea	98,029,676	—	—	98,029,676

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Switzerland	$7,525,208	$—	$—	$7,525,208
Taiwan	267,454,475	11,444	—	267,465,919
Thailand	1,589,306	2,462,932	—	4,052,238
Turkey	2,380,741	—	—	2,380,741
United Arab Emirates	3,524,017	—	—	3,524,017
United Kingdom	19,904,330	—	—	19,904,330

Total Common Stocks	1,400,812,595	2,474,376	—	1,403,286,971

Investment Companies	8,829,454	—	—	8,829,454

Preferred Stocks
Brazil	4,950,102	—	—	4,950,102
Colombia	264,670	—	—	264,670
South Korea	7,759,899	—	—	7,759,899
Taiwan	341,242	—	—	341,242

Total Preferred Stocks	13,315,913	—	—	13,315,913

Warrant
Switzerland	740,724	—	—	740,724

Short-Term Investment
Mutual Fund - Securities Lending Collateral	20,453,755	—	—	20,453,755

Futures Contracts†
Buys	761,239	—	—	761,239

Total	$1,444,913,680	$2,474,376	$—	$1,447,388,056

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Argentina	$1,785,446	$—	$—	$1,785,446
Australia	25,375,571	—	—	25,375,571
Austria	521,184	—	—	521,184
Bermuda	2,415,448	—	—	2,415,448
Brazil	173,202	—	—	173,202
Canada	66,925,282	—	—	66,925,282
China	17,667,521	—	—	17,667,521
Denmark	3,106,726	—	—	3,106,726
Finland	3,423,958	—	—	3,423,958

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
France	$62,237,102	$—	$—	$62,237,102
Germany	15,987,295	—	—	15,987,295
Hong Kong	19,556,901	—	—	19,556,901
Ireland	4,171,591	—	—	4,171,591
Israel	5,564,645	—	—	5,564,645
Italy	89,730	—	—	89,730
Japan	43,140,195	1,171,195	—	44,311,390
Jordan	210,770	—	—	210,770
Kyrgyzstan	1,204,050	—	—	1,204,050
Luxembourg	671,883	—	—	671,883
Netherlands	6,467,690	—	—	6,467,690
New Zealand	3,421,713	—	—	3,421,713
Norway	5,073,350	—	—	5,073,350
Singapore	5,208,015	25,225	—	5,233,240
South Africa	302,841	—	—	302,841
Spain	12,110,735	—	—	12,110,735
Sweden	8,055,468	—	—	8,055,468
Switzerland	32,891,345	—	—	32,891,345
United Kingdom	45,018,195	—	—	45,018,195
United States	759,007,673	—	—	759,007,673

Total Common Stocks	1,151,785,525	1,196,420	—	1,152,981,945

Preferred Stock
Germany	2,530,325	—	—	2,530,325

Short-Term Investment
Mutual Fund - Securities Lending Collateral	13,767,600	—	—	13,767,600

Futures Contracts†
Buys	224,886	—	—	224,886

Total	$1,168,308,336	$1,196,420	$—	$1,169,504,756

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(3,686)	$—	$—	$(3,686)

Total	$(3,686)	$—	$—	$(3,686)

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Investments in Derivative Instruments

At March 31, 2021 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$363,168	$363,168

Total Value	$363,168	$363,168

LIABILITY DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$(36,731)	$(36,731)

Total Value	$(36,731)	$(36,731)

NET REALIZED GAIN (LOSS)(6)
	Equity Risk	Total
Futures Contracts	$13,981,424	$13,981,424

Total Realized Gain (Loss)	$13,981,424	$13,981,424

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Equity Risk	Total
Futures Contracts	$(603,742)	$(603,742)

Total Change in Appreciation (Depreciation)	$(603,742)	$(603,742)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Equity Risk	Total
Long Futures Contracts	$30,422,955	$30,422,955

Small/Mid Cap

LIABILITY DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$(447,643)	$(447,643)

Total Value	$(447,643)	$(447,643)

NET REALIZED GAIN (LOSS)(6)
	Equity Risk	Total
Futures Contracts	$19,370,948	$19,370,948

Total Realized Gain (Loss)	$19,370,948	$19,370,948

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Equity Risk	Total
Futures Contracts	$(309,699)	$(309,699)

Total Change in Appreciation (Depreciation)	$(309,699)	$(309,699)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Equity Risk	Total
Long Futures Contracts	$32,615,173	$32,615,173

Non-US Core Equity

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$561,799	$561,799
Forward Foreign Currency Contracts(3)	1,203,827	—	1,203,827

Total Value	$1,203,827	$561,799	$1,765,626

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$38,459,101	$38,459,101
Forward Foreign Currency Contracts	(935,803)	—	(935,803)

Total Realized Gain (Loss)	$(935,803)	$38,459,101	$37,523,298

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$(8,921,766)	$(8,921,766)
Forward Foreign Currency Contracts	1,828,344	—	1,828,344

Total Change in Appreciation (Depreciation)	$1,828,344	$(8,921,766)	$(7,093,422)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Long Futures Contracts	$—	$71,284,608	$71,284,608
Forward Foreign Currency Contracts	28,140,700	—	28,140,700

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Core Fixed

ASSET DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Total
Purchased Options(1)	$—	$163,359	$163,359
Futures Contracts(2)	—	1,213,428	1,213,428
Forward Foreign Currency Contracts(3)	200,054	—	200,054
Centrally Cleared Swap Contracts**	—	173,365	173,365

Total Value	$200,054	$1,550,152	$1,750,206

LIABILITY DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Total
Written Options (4)	$—	$(82,078)	$(82,078)
Futures Contracts(2)	—	(780,461)	(780,461)
Forward Foreign Currency Contracts(5)	(34,741)	—	(34,741)
Centrally Cleared Swap Contracts**	—	(169,312)	(169,312)

Total Value	$(34,741)	$(1,031,851)	$(1,066,592)

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Interest Rate Risk	Total
Purchased Options	$—	$(87,303)	$(87,303)
Written Options	—	33,100	33,100
Swaps Contracts	—	(801,487)	(801,487)
Futures Contracts	—	(776,176)	(776,176)
Forward Foreign Currency Contracts	(58,335)	—	(58,335)

Total Realized Gain (Loss)	$(58,335)	$(1,631,866)	$(1,690,201)

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Interest Rate Risk	Total
Purchased Options	$—	$158,374	$158,374
Written Options	—	(70,531)	(70,531)
Swaps Contracts	—	1,074,246	1,074,246
Futures Contracts	—	1,082,680	1,082,680
Forward Foreign Currency Contracts	168,968	—	168,968

Total Change in Appreciation (Depreciation)	$168,968	$2,244,769	$2,413,737

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Interest Rate Risk	Total
Purchased Options	$—	$119,500	$119,500
Written Options	—	(119,667)	(119,667)
Swaps Contracts	—	21,817,500	21,817,500
Long Futures Contracts	—	67,727,858	67,727,858
Short Futures Contracts	—	(43,583,115)	(43,583,115)
Forward Foreign Currency Contracts	2,707,450	—	2,707,450

Opportunistic Fixed

ASSET DERIVATIVES
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Purchased Options(1)	$—	$261,480	$—	$207,597	$469,077
Futures Contracts(2)	—	—	263,714	—	263,714
Forward Foreign Currency Contracts(3)	—	3,415,516	—	—	3,415,516
OTC Swaps Contracts	77,594	—	86,217	—	163,811
Centrally Cleared Swap Contracts**	—	—	1,547,570	—	1,547,570

Total Value	$77,594	$3,676,996	$1,897,501	$207,597	$5,859,688

LIABILITY DERIVATIVES
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Written Options(4)	$—	$(74,955)	$—	$(91,428)	$(166,383)
Futures Contracts(2)	—	—	(1,710,845)	—	(1,710,845)
Forward Foreign Currency Contracts(5)	—	(2,710,092)	—	—	(2,710,092)
OTC Swaps Contracts	(20,846)	—	(218,834)	—	(239,680)
Centrally Cleared Swap Contracts**	(35,512)	—	(171,389)	—	(206,901)

Total Value	$(56,358)	$(2,785,047)	$(2,101,068)	$(91,428)	$(5,033,901)

NET REALIZED GAIN (LOSS)(6)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Purchased Options	$—	$(1,667,286)	$1,897,312	$(3,253,638)	$(3,023,612)
Written Options	—	708,394	(287,509)	737,896	1,158,781
Swaps Contracts	(3,122,709)	—	(129,431)	(73,345)	(3,325,485)
Futures Contracts	—	—	(3,043,201)	—	(3,043,201)
Forward Foreign Currency Contracts	—	(3,773,150)	—	—	(3,773,150)

Total Realized Gain (Loss)	$(3,122,709)	$(4,732,042)	$(1,562,829)	$(2,589,087)	$(12,006,667)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Purchased Options	$24,236	$(74,701)	$—	$283,935	$233,470
Written Options	—	794,908	(37,696)	142,639	899,851
Swaps Contracts	(19,999)	—	2,193,262	—	2,173,263
Futures Contracts	—	—	(2,983,178)	—	(2,983,178)
Forward Foreign Currency Contracts	—	(138,238)	—	—	(138,238)

Total Change in Appreciation (Depreciation)	$4,237	$581,969	$(827,612)	$426,574	$185,168

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Purchased Options	$31,212,000	$32,484,663	$38,800	$8,158	$63,743,621
Written Options	(20,680,000)	(16,597,008)	(43,800)	(4,763)	(37,325,571)
Swaps Contracts	33,815,576	—	64,464,823	52,639	98,333,038
Long Futures Contracts	—	—	131,821,699	—	131,821,699
Short Futures Contracts	—	—	(92,134,011)	—	(92,134,011)
Forward Foreign Currency Contracts	—	485,666,210	—	—	485,666,210

Emerging Markets

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$761,239	$761,239

Total Value	$—	$761,239	$761,239

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$23,670,962	$23,670,962
Forward Foreign Currency Contracts	(147)	—	(147)

Total Realized Gain (Loss)	$(147)	$23,670,962	$23,670,815

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$256,716	$256,716

Total Change in Appreciation (Depreciation)	$—	$256,716	$256,716

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Long Futures Contracts	$—	$39,941,712	$39,941,712
Forward Foreign Currency Contracts	860,469	—	860,469

Global Low Volatility

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$224,886	$224,886

Total Value	$—	$224,886	$224,886

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$(1,204)	$(2,482)	$(3,686)

Total Value	$(1,204)	$(2,482)	$(3,686)

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$120,412	$15,222,527	$15,342,939

Total Realized Gain (Loss)	$120,412	$15,222,527	$15,342,939

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$(22,850)	$(4,755,138)	$(4,777,988)

Total Change in Appreciation (Depreciation)	$(22,850)	$(4,755,138)	$(4,777,988)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Long Futures Contracts	$996,944	$29,095,152	$30,092,096

**Centrally	Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

(3)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(4)	Statements of Assets and Liabilities location: Written options, at value.
(5)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(6)

Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts, Closed futures contracts, Purchased option contracts, Written option contracts and Swap contracts.

(7)

Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts, Open futures contracts, Purchased option contracts, Written option contracts and Swap contracts.

(8)	Amounts disclosed represent average notional value for the months that the Fund held such derivatives during the year ended March 31, 2021.

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a Sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Only forward foreign currency contracts, OTC swaps and OTC options assets and liabilities are subject to master netting agreements. An exception to this, Opportunistic Fixed is not a party to an ISDA master agreement with Commonwealth Bank of Australia.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2021.

Non-US Core Equity

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
HSBC Bank USA, N.A.	$1,203,827	$—	$—	$1,203,827

(a)	Represents the net amount receivable from the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Core Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Barclays Bank Plc	$89,440	$(34,741)	$—	$54,699
JPMorgan Chase Bank N.A.	110,614	—	—	110,614

	$200,054	$(34,741)	$—	$165,313

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Barclays Bank Plc	$(34,741)	$34,741	$—	$—

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Bank of America, N.A.	$60,526	$(60,526)	$—	$—
Barclays Bank Plc	142,247	(142,247)	—	—
BNP Paribas S.A.	3,394	(3,394)	—	—
Citibank N.A.	680,612	(421,667)	(258,945)	—
Citigroup Global Markets, Inc.	50,707	(13,731)	—	36,976
Deutsche Bank AG	69,904	(30,907)	—	38,997
Goldman Sachs & Co.	636,121	(273,314)	(118,217)	244,590
Goldman Sachs International	140,242	(140,242)	—	—
HSBC Bank Plc	445,313	(399,255)	—	46,058
HSBC Bank USA, N.A.	121,649	(6,585)	—	115,064
HSBC Securities	6,859	—	—	6,859
JPMorgan Chase Bank N.A.	787,921	(787,921)	—	—
Morgan Stanley & Co.	58,415	(54,541)	(3,874)	—
Morgan Stanley and Co. International Plc	136,010	(136,010)	—	—
Morgan Stanley Capital Services, Inc.	153,519	(18,356)	—	135,163
Natwest Markets Plc	1,852	(1,852)	—	—
Standard Chartered Bank	156,645	(11,019)	—	145,626
State Street Bank and Trust	20,094	—	—	20,094
State Street Bank London	8,604	(8,604)	—	—
The BNY Mellon	25,929	—	—	25,929
Toronto Dominion Bank	3,378	—	—	3,378
UBS AG	128,793	(128,793)	—	—

	$3,838,734	$(2,638,964)	$(381,036)	$818,734

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Bank of America, N.A.	$(81,803)	$60,526	$—	$(21,277)
Barclays Bank Plc	(160,790)	142,247	—	(18,543)
BNP Paribas S.A.	(19,452)	3,394	—	(16,058)
Citibank N.A.	(421,667)	421,667	—	—
Citigroup Global Markets, Inc.	(13,731)	13,731	—	—
Deutsche Bank AG	(30,907)	30,907	—	—
Goldman Sachs & Co.	(273,314)	273,314	—	—
Goldman Sachs International	(141,298)	140,242	—	(1,056)
HSBC Bank Plc	(399,255)	399,255	—	—
HSBC Bank USA, N.A.	(6,585)	6,585	—	—
JPMorgan Chase Bank N.A.	(939,016)	787,921	60,000	(91,095)
Morgan Stanley & Co.	(54,541)	54,541	—	—
Morgan Stanley and Co. International Plc	(171,851)	136,010	—	(35,841)
Morgan Stanley Capital Services, Inc.	(18,356)	18,356	—	—
Natwest Markets Plc	(5,903)	1,852	—	(4,051)
Standard Chartered Bank	(11,019)	11,019	—	—
State Street Bank London	(123,229)	8,604	—	(114,625)
UBS AG	(152,007)	128,793	23,214	—

	$(3,024,724)	$2,638,964	$83,214	$(302,546)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Withholding taxes on foreign dividends, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

(c)  Cash, cash equivalents and short-term investments

A Fund may invest a portion of its assets in cash and cash equivalents. Cash and cash equivalents are defined as cash and bank balances as well as short-term investments with a maturity of less than three months from the acquisition date.

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked to market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2021. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2021 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap	$15,249,356	$4,085,189	$11,263,832
Small/Mid Cap	34,579,770	5,203,630	29,607,246
Non-US Core Equity	233,801,568	143,479,818	103,249,534
Core Fixed	16,403,157	10,664,255	6,057,190
Opportunistic Fixed	21,103,357	13,830,368	7,666,333
Emerging Markets	34,726,472	20,453,755	15,987,563
Global Low Volatility	22,321,203	13,767,600	9,567,229

For Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2021, with a contractual maturity of overnight and continuous. For Core Fixed and Opportunistic Fixed, all of the securities on loan collateralized by cash are classified as Corporate Debt in each Fund’s Schedule of Investments at March 31, 2021, with a contractual maturity of overnight and continuous.

(e)  Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, index, and total return swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Up-front payments received or made are reflected as “up-front net premiums received” or “up-front net premiums paid”, respectively, on the Statements of Assets and Liabilities. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with a counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Whether a Fund’s use of swaps or swap options will be successful in achieving the Fund’s investment objective will depend on the Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to an uncleared swap, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap counterparty will be able to meet its obligations pursuant to a swap or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap. However, the amount at risk is, subject to some exceptions, generally only the net unrealized gain, if any, on the swap not the entire notional amount. The Sub-adviser that enters into the swap will closely monitor, subject to the

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

oversight of the Board, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act sets forth a regulatory framework for certain OTC derivatives, such as swaps. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or major swap participants, and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards.

Certain standardized swaps, including certain U.S. dollar and non-U.S. dollar denominated interest rate and credit default index swaps, are subject to mandatory clearing, which interposes a central clearing house as the counterparty to each participant’s swap, and exchange-trading. Additional swap asset classes are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for cleared derivatives is generally considered to be lower than for uncleared derivatives, but cleared contracts are not risk-free. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Central clearing and exchange trading is only required for trading certain instruments, although central clearing and exchange trading for additional instruments is expected to be implemented by the Commodity Futures Trading Commission (“CFTC”) until the majority of the swaps market is ultimately subject to both. In addition, uncleared swaps that are subject to regulatory collateral requirements could adversely affect a Fund’s ability to enter into swaps in the OTC market. The establishment of a centralized exchange or market for cleared swap transactions may not result in swaps being easier to value or trade. However, swap dealers, major swap participants, and swap counterparties may experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The requirements prescribed by the Dodd-Frank Act may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell derivatives.

In a cleared swap transaction, the Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin payable or receivable for the change

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

in value as appropriate on the Statements of Assets and Liabilities. Only certain derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like most other investments, swaps are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If a Sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. If the Sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

During the year ended March 31, 2021, Core Fixed and Opportunistic Fixed used swaps to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Fixed and Opportunistic Fixed Schedules of Investments for a listing of open swaps as of March 31, 2021.

(f)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the futures commission merchant. Thereafter, a “variation margin” may be paid by a Fund to or drawn by a Fund from such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities, or currencies, subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable on the Statements of Assets and Liabilities. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

While certain futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future generally is an uncleared agreement resembling a total return swap transaction in which a Fund will commit to receive positive or negative returns on one or more specified equity index futures contracts in exchange for an agreed upon payment by the Fund to the counterparty. If the underlying asset declines in value over the term of the total return swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statements of Operations.

During the year ended March 31, 2021, Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See each Fund’s Schedule of Investments for a listing of open futures contracts as of March 31, 2021.

(g)  Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

During the year ended March 31, 2021, Core Fixed and Opportunistic Fixed used options for tail risk hedging and to manage currency, interest rate, duration and volatility exposure. See each Fund’s Schedule of Investments for a listing of options as of March 31, 2021.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

(h)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund will maintain segregated assets in an amount equal to the contract’s full, notional value. When a Fund enters into a cash-settled forward contract to sell an amount of foreign currency, the Fund will maintain segregated assets in an amount equal to the net amount owed by the Fund. However, currency contracts with respect to identical currencies, with the same counterparty and same settlement date may be netted against each other and, in such cases, a Fund will maintain segregated assets in an amount equal to the net amount owed by the Fund, in accordance with the Trust’s Segregation and Offsetting Position Procedures. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably.

During the year ended March 31, 2021, Core Fixed and Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Non-US Core Equity used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Fund. See the Non-US Core Equity, Core Fixed, and Opportunistic Fixed Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2021.

(i)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(j)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

A Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation”. See the Schedules of Investments for TBA and when-issued securities held as of March 31, 2021.

(k)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2021.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

(l)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedules of Investments for mortgage-backed and asset-backed securities held by Core Fixed and Opportunistic Fixed as of March 31, 2021.

(m)  Bank loans

Core Fixed and Opportunistic Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2021, Opportunistic Fixed had the following unfunded loan commitments:

Borrower	Par	Cost	Value	Unrealized Gain (Loss)
Precision Medicine Group, LLC	$126,923	$125,053	$126,421	$1,368

(n)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

(o)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On March 31, 2021, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

Unlimited
Opportunistic Fixed	$3,925,866

During the year ended March 31, 2021, Non-US Core Equity, Opportunistic Fixed, and Emerging Markets utilized capital loss carryforwards of $44,262,340, $16,205,049, and $54,218,170 respectively.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2021, no funds have elected to defer current year post-October losses.

As of March 31, 2021, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and derivatives were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap	$1,110,774,532	$342,790,528	$(12,887,941)	$329,902,587
Small/Mid Cap	1,384,192,405	476,555,231	(30,562,344)	445,992,887
Non-US Core Equity	3,223,296,668	661,681,668	(100,479,840)	561,201,828
Core Fixed	1,248,310,651	26,846,843	(24,346,979)	2,499,864
Opportunistic Fixed	812,804,265	24,791,997	(21,925,801)	2,866,196
Emerging Markets	1,248,346,136	223,377,143	(25,096,462)	198,280,681
Global Low Volatility	936,577,128	244,057,908	(11,355,166)	232,702,742

The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies, redemption in kind and other basis adjustments. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These differences primarily relate to swap income, gains and losses from passive foreign investment companies and other basis adjustments during the period ended March 31, 2021.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

As of March 31, 2021, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2021 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

During the years ended March 31, 2021 and March 31, 2020, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2021			2020
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Large Cap	$15,195,896	$463,403	$—	$12,207,874	$31,187,213	$—
Small/Mid Cap	9,952,139	37,922,000	—	8,939,375	31,223,283	—
Non-US Core Equity	58,417,561	80,756,936	—	60,608,354	—	—
Core Fixed	41,151,194	3,009,673	—	21,127,381	—	—
Opportunistic Fixed	44,901,279	—	—	22,762,588	—	—
Emerging Markets	21,622,556	—	—	15,100,507	—	—
Global Low Volatility	30,895,036	24,411,732	—	13,667,359	67,398,170	—

As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses and Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap	$—	$50,034,833	$—	$329,902,224	$379,937,057
Small/Mid Cap	70,962,324	102,752,448	—	445,992,887	619,707,659
Non-US Core Equity	145,124,084	207,899,879	(348)	560,912,366	913,935,981
Core Fixed	6,423,596	3,679,981	—	2,391,443	12,495,020
Opportunistic Fixed	3,219,292	—	(3,932,062)	4,209,373	3,496,603
Emerging Markets	65,592,680	77,475,862	—	195,125,909	338,194,451
Global Low Volatility	22,655,390	51,369,405	—	232,726,090	306,750,885

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(p)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(q)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

3.	Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a committed, unsecured revolving line of credit through December 9, 2021. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to 1% plus the higher of (i) the Federal Funds Rate or (ii) the Federal Reserve Bank of New York Overnight Bank Funding Rate. The Funds did not borrow under the Agreement during the year ended March 31, 2021.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

5.	Fees and other transactions with affiliates

As of March 31, 2021, the Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Large Cap	0.53%	0.51%	0.46%
Small/Mid Cap	0.90%	0.88%	0.83%
Non-US Core Equity	0.75%	0.73%	0.68%
Core Fixed	0.35%	0.33%	0.28%
Opportunistic Fixed	0.80%	0.78%	0.73%
Emerging Markets	0.80%	0.78%	0.73%
Global Low Volatility	0.75%	0.73%	0.68%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Advisor has contractually agreed, until at least July 31, 2021, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Funds’ Sub-advisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Funds’ Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Funds to the Advisor. The fees waived are shown in the Advisory fee waiver line in the Statements of Operations.

The Advisor provides certain internal administrative services to the Adviser Class, Class I and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.15% and 0.15% of the average daily net assets of the Adviser Class, Class I and Class Y-2 shares of the Funds, respectively.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Adviser Class, Class I and Class Y-2 shares, including the transfer agent. As these classes have not been funded, no fees were charged for the period ended March 31, 2021.

The Funds have adopted a plan of marketing and service, or “12b-1 plan,” to finance the provision of certain shareholder services to the owners of Adviser Class shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Adviser Class shares. As this class has not been funded, no fees were charged for the period ended March 31, 2021.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind contributions, for the year ended March 31, 2021, were as follows:

	Long-Term U.S. Government Securities		Other Long-Term Securities
Purchases
Large Cap	$—		$551,772,847
Small/Mid Cap	—		895,155,675
Non-US Core Equity	—		2,672,961,028
Core Fixed	1,261,510,495	*	358,973,883
Opportunistic Fixed	77,863,539		1,395,887,622
Emerging Markets	—		1,342,398,901
Global Low Volatility	—		605,840,122
Sales
Large Cap	—		514,145,170
Small/Mid Cap	—		962,368,123
Non-US Core Equity	—		2,864,598,260
Core Fixed	1,158,439,841	*	165,107,810
Opportunistic Fixed	134,733,927		1,126,576,312
Emerging Markets	—		1,382,932,617
Global Low Volatility	—		699,598,813

*	Includes purchases of $323,679,968 and sales of $290,280,949 for TBA securities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	30,962,052	$287,076,980	10,138,802	$90,778,255
Shares issued through in-kind contribution*	—	—	81,706,524	781,114,365
Shares issued to shareholders in reinvestment of distributions	1,395,659	15,659,299	4,676,195	43,395,087
Shares repurchased	(26,715,449)	(247,071,887)	(21,820,763)	(194,574,909)

Net increase	5,642,262	$55,664,392	74,700,758	$720,712,798

Small/Mid Cap

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	37,439,316	$370,106,733	22,989,280	$221,232,437
Shares issued through in-kind contribution**	—	—	51,416,668	567,640,018
Shares issued to shareholders in reinvestment of distributions	3,876,449	47,874,139	3,694,817	40,162,658
Shares repurchased	(42,246,255)	(506,687,211)	(20,554,836)	(214,043,599)

Net increase (decrease)	(930,490)	$(88,706,339)	57,545,929	$614,991,514

Non-US Core Equity

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	65,896,176	$677,092,129	80,075,822	$790,637,683
Shares issued through in-kind contribution***	—	—	38,582,379	410,902,338
Shares issued to shareholders in reinvestment of distributions	11,804,453	139,174,496	5,696,274	60,608,354
Shares repurchased	(84,194,014)	(930,681,444)	(26,429,943)	(276,992,700)

Net increase (decrease)	(6,493,385)	$(114,414,819)	97,924,532	$985,155,675

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Core Fixed

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	51,857,972	$561,129,888	59,487,550	$613,861,885
Shares issued to shareholders in reinvestment of distributions	4,100,359	44,160,867	2,057,194	21,127,381
Shares repurchased	(26,523,134)	(289,889,583)	(25,733,623)	(267,181,856)

Net increase	29,435,197	$315,401,172	35,811,121	$367,807,410

Opportunistic Fixed

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	35,793,896	$341,758,285	41,331,790	$386,165,258
Shares issued to shareholders in reinvestment of distributions	4,538,747	44,890,690	2,450,225	22,762,588
Shares redeemed through in-kind redemption****	(53,122,684)	(522,195,987)	—	—
Shares repurchased	(12,382,191)	(119,056,005)	(18,948,016)	(173,703,085)

Net increase (decrease)	(25,172,232)	$(254,603,017)	24,833,999	$235,224,761

Emerging Markets

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	35,219,281	$328,271,034	34,290,769	$300,441,230
Shares issued through in-kind contribution*****	—	—	14,375,147	133,545,116
Shares issued to shareholders in reinvestment of distributions	1,996,543	21,622,556	1,618,490	15,100,507
Shares repurchased	(36,001,619)	(373,794,134)	(31,714,029)	(286,169,511)

Net increase	1,214,205	$(23,900,544)	18,570,377	$162,917,342

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

Global Low Volatility

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	21,096,201	$276,904,152	29,601,187	$386,424,292
Shares issued to shareholders in reinvestment of distributions	3,916,910	55,306,768	6,000,409	81,065,529
Shares repurchased	(35,047,110)	(473,911,062)	(15,928,861)	(221,207,356)

Net increase (decrease)	(10,033,999)	$(141,700,142)	19,672,735	$246,282,465

*

On November 26, 2019, Large Cap received securities in-kind valued at $769,614,365 and cash of $11,500,000 from Mercer Large Cap Stock Fund. This resulted in the issuance of 81,706,524 shares valued at $781,114,365.

**

On December 2, 2019, Small/Mid Cap received securities in-kind valued at $550,516,305 and cash of $17,123,713 from Mercer Small/Mid Cap Stock Fund. This resulted in the issuance of 51,416,668 shares valued at $567,640,018.

***

On December 3, 2019, Non-US Core Equity received securities in-kind valued at $395,102,338 and cash of $15,800,000 from Mercer International Stock Fund. This resulted in the issuance of 38,582,379 shares valued at $410,902,338.

****

On February 19, 2021, Opportunistic Fixed transferred securities in-kind valued at $400,305,493 and cash of $121,890,494 for a redemption. This resulted in 53,122,684 shares redeemed valued at $522,195,987. This transfer also resulted in a realized gain of $19,839,043 which is shown on the Statements of Operations.

*****

On November 26, 2019, Emerging Markets received securities in-kind valued at $10,686,440 and cash of $122,858,676 from Mercer International Stock Fund. This resulted in the issuance of 14,375,147 shares valued at $133,545,116.

8.	Recent accounting pronouncements

In March 2020, FASB issued Accounting Standards Update No. 2020-04, “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04 on the Funds’ financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08, “Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs” (“ASU 2020-08”). ASU 2020-08 is an update of Accounting Standards Update No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 for public business entities. For all other

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2021

entities, the amendments in this update are effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

9.	Certain risks

In the normal course of business, the Funds invest in securities or other instruments and may enter into transactions, and such activities subject each Fund to various risks, including fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations (credit risk). Investments in foreign securities involve certain risks, including foreign currency fluctuations and those related to political or economic instability.

Additional risks associated with certain of the Funds’ investments are described above within the respective security type notes. A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

The worldwide outbreak of COVID-19, a novel coronavirus disease, that began in early 2020 has negatively affected economies, markets and individual companies throughout the world and has increased market volatility. Developments that disrupt global economies and financial markets may magnify factors that affect the Funds’ performance. While the disruption is currently expected to be temporary, there is considerable uncertainty around the duration of this uncertainty. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell investments and their ability to achieve the investment objectives. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments cannot be reasonably estimated at this time.

LIBOR risk: Many financial instruments, financings or other transactions to which a fund may be a party use or may use a floating rate based on the LIBOR. LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a fund’s performance or NAV.

10.	Subsequent events

Management has evaluated the impact of subsequent events through May 25, 2021, the date the financial statements were issued, for possible adjustment and/or disclosure in the Funds’ financial statements. Management has determined that there are no material events that would require adjustment and/or disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Mercer Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Mercer Funds (the “Funds”) comprising Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund, including the schedules of investments as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Mercer Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts

May 25, 2021

We have served as the auditor of one or more Mercer investment companies since 2006.

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Sub-advisers use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2021, were as follows:

Fund
Large Cap	$463,403
Small/Mid Cap	37,922,000
Non-US Core Equity	80,756,936
Core Fixed	3,009,673
Global Low Volatility	24,411,732

For the year ended March 31, 2021, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $6,086,709 and $5,026,265, respectively, and foreign source income of $69,518,330 and $28,392,031, respectively.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2021, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap	$17,822,575
Small/Mid Cap	14,153,451
Non-US Core Equity	64,389,939
Emerging Markets	17,430,256
Global Low Volatility	16,872,064

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2021, qualified for the dividends received deduction, as follows:

Fund
Large Cap	100.00%
Small/Mid Cap	15.99%
Non-US Core Equity	0.46%
Emerging Markets	1.11%
Global Low Volatility	29.45%

Mercer Funds

Additional Information (Unaudited) (Continued)

Board Approval of New Subadvisory Agreements and a New Sub-Subadvisory Agreement for Certain of the Funds during the period October 1, 2020 through March 31, 2021

At certain meetings of the Board of Trustees (the “Board” or the Trustees”) held during the six-month period from October 1, 2020 through March 31, 2021, the Trustees, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Investments LLC, the Trust’s investment advisor (the “Advisor”) (together, the “Independent Trustees”), considered and approved proposed new subadvisory agreements and a proposed new sub-subadvisory agreement between the Advisor and newly proposed subadvisors and a proposed new sub-sub-subadvisor.

At a meeting of the Board of Trustees held on December 10-11, 2020 (the “December Meeting”) the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement and a proposed new sub-subadvisory agreement with respect to the Mercer Emerging Markets Equity Fund (the “Emerging Markets Fund”).

At a meeting of the Board of Trustees held on January 27, 2021 (the “January Meeting”) the Trustees, including the Independent Trustees, considered and approved proposed new subadvisory agreements with respect to the Emerging Markets Equity Fund, the Mercer US Large Cap Equity Fund (the “Large Cap Fund”), the Mercer US Small/Mid Cap Equity Fund (the “Small/Mid Cap Fund”), the Mercer Non-US Core Equity Fund (the “Non-US Core Fund”) and the Mercer Global Low Volatility Equity Fund (the “Global Low Volatility Fund”).

At a meeting of the Board of Trustees held on March 30-31, 2021 (the “March Meeting”), the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement with respect to the Global Low Volatility Fund.

The December Meeting

Mercer Emerging Markets Equity Fund

Approval of a New Subadvisory Agreement for the Fund with Schroder Investment Management North America Inc. and a New Sub-Subadvisory Agreement with Schroder Investment Management North America Ltd.

At the December Meeting, the Trustees, including the Independent Trustees, considered and approved: (1) a proposed new subadvisory agreement between the Advisor and Schroder Investment Management North America Inc. (“SIMNA”) on behalf of the Emerging Markets Equity Fund (the “Fund”) and (2) a proposed new sub-subadvisory agreement between SIMNA and its affiliate Schroder Investment Management North America Ltd. (“SIMNA Ltd.” and, together with SIMNA, “Schroders”) (and such agreements together, the “Schroders Agreements”). The Advisor had informed the Board that it was recommending that Schroders be appointed as a Subadvisor and Sub-Subadvisor in connection with the reallocation of the assets of the Fund among the existing Subadvisors and in order to employ Schroders’ investment strategies (the “New Emerging Markets Fund Structure”).

In considering the approval of the Schroders Agreements, the Independent Trustees considered the information and materials from the Advisor and Schroders that included, as to Schroders and the Fund: (i) copies of the forms of the Schroders Agreements; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Schroders for the Board’s approval, and the Advisor’s rationale for recommending that Schroders be appointed as a Subadvisor and Sub-Subadvisor to the Fund; (iii) information describing the nature, extent, and quality of the services that Schroders proposed to provide to the Fund; (iv) the investment management business, portfolio management

Mercer Funds

Additional Information (Unaudited) (Continued)

personnel, operations, prior investment experience, and reputation of Schroders; (v) Schroders’ brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Schroders for its services to the Fund, and the fees charged to other accounts that Schroders manages; (vii) the Advisor’s contractual agreement, which requires the Advisor to waive any portion of the management fee it is entitled to under the Investment Management Agreement between the Trust and the Advisor (the “Management Agreement”) with respect to the Fund that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors for the management of their allocated portions of the Fund (the “Fee Waiver Agreement”); (viii) a summary of the compliance program applicable to Schroders; (ix) information regarding the historical performance returns of Schroders in managing the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (x) the financial condition of Schroders.

In addition, the Independent Trustees considered the presentations made by, and discussions with, representatives of the Advisor, and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by Schroders. During their review of this information, the Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to Schroders, including: the nature, extent, and quality of the services to be provided to the Fund by Schroders; Schroders’ management style and investment decision-making process; Schroders’ historical performance record managing the investment mandate it would employ for the Fund; the qualifications and experience of the members of Schroders’ portfolio management team; and Schroders’ staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the Subadvisors to the Fund, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to Schroders, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Schroders. The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Schroders to the Fund. The Independent Trustees considered the specific investment management process that Schroders would employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Schroders), the qualifications of Schroders’ portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Schroders would be managing, and the performance record of Schroders as compared to a relevant index. The Independent Trustees considered Schroders’ infrastructure and resources, and whether Schroders’ organization appeared to support Schroders’ strategy adequately. The Independent Trustees also considered the Advisor’s review, selection, and due diligence process with respect to Schroders, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Schroders. The Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of Schroders’ portfolio managers and the qualifications of its investment professionals.

Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Schroders, as well as Schroders’ ability to render such services based on Schroders’ experience,

Mercer Funds

Additional Information (Unaudited) (Continued)

operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Schroders would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Schroders under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees considered the services that would be rendered by Schroders and evaluated the compensation to be paid to Schroders by the Advisor for those services. The Independent Trustees noted that the services that Schroders would furnish to the Fund appeared to be comparable to the services that Schroders currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to Schroders by the Advisor in light of the fees that were charged by Schroders to its other advisory clients, as disclosed in the Form ADV, Part 2A (Firm Brochure) provided and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by Schroders were the result of an arm’s length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at the December Meeting, in determining to recommend Schroders to serve as a Subadvisor and Sub-Subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Schroders for its services to the Fund were fair and reasonable. The Independent Trustees considered that the subadvisory fees of Schroders would indirectly be borne by the Fund and its shareholders. The Independent Trustees further considered that as a result of the appointment of Schroders and the implementation of the New Emerging Markets Fund Structure, the Fund’s subadvisory fees would be reduced and that these cost savings would accrue to the Fund, given the Fee Waiver Agreement. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided, the proposed level of fees to be paid to Schroders with respect to the assets of the Fund to be allocated to Schroders was supported by the services that were expected to be provided by Schroders to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Schroders from its relationship with the Fund and concluded that they were reasonable.

The Independent Trustees considered the expected impact of the fees to be paid to Schroders by the Advisor on the Fund’s overall operating expenses, given the Fee Waiver Agreement. In addition, since the fees to be paid to Schroders were the result of arm’s-length bargaining between unaffiliated parties, the relevance of Schroders’ potential profitability was considered by the Independent Trustees in that context. The Independent Trustees also took note of the Advisor’s explanation that the recommended appointment of Schroders was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and the Independent Trustees considered that the Advisor was not realizing a direct profit from the investment advisory services that it provides to the Fund as a result of the Fee Waiver Agreement.

On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by Schroders and the proposed fees to be paid to Schroders by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to Schroders as a result of serving as a Subadvisor and Sub-Advisor to the Fund were reasonable in relation to the services that were expected to be provided by Schroders to the Fund.

(c)  Investment performance of the Fund and Schroders. Because Schroders was a newly proposed Subadvisor and Sub-Subadvisor to the Fund, the Independent Trustees could not consider Schroders’ investment performance in managing the Fund as a factor in evaluating the Schroders Agreements.

Mercer Funds

Additional Information (Unaudited) (Continued)

However, the Independent Trustees reviewed Schroders’ historical performance record managing the investment mandate it would employ for the Fund as compared to a relevant index and concluded that Schroders’ historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Schroders Agreements.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Schroders be appointed as a Subadvisor and Sub-Subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Schroders was supported by the services that were expected to be provided to the Fund and approval of the Schroders Agreements was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the Schroders Agreements.

January Meeting

Mercer Emerging Markets Equity Fund

Approval of New Subadvisory Agreements for the Fund with each of Grantham, Mayo, Van Otterloo & Co. LLC and BennBridge US LLC

At the January Meeting, the Trustees, including the Independent Trustees, considered and approved proposed new subadvisory agreements between the Advisor, on behalf of the Emerging Markets Fund (the “Fund”), and each of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) (the “GMO Agreement”) and BennBridge US LLC (“BennBridge US”) (the “BennBridge US Agreement”). The Advisor had informed the Board that it was recommending GMO and BennBridge each be appointed as new Subadvisors in connection with the Advisor’s continuing process of the reallocation of the assets of the Fund to replace certain existing Subadvisors that were being terminated and in order to employ GMO’s and BennBridge’s investment strategies (the “New Emerging Markets Fund Structure”).

Approval of New Subadvisory Agreement for the Emerging Markets Fund with Grantham, Mayo, Van Otterloo & Co. LLC

In considering the approval of the GMO Agreement, the Independent Trustees considered the information and materials from the Advisor and GMO that included, as to GMO and the Fund: (i) the GMO Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended GMO for the Board’s approval, and the Advisor’s rationale for recommending that GMO be appointed as a Subadvisor to the Fund; (iii) information describing the nature, extent, and quality of the services that GMO proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of GMO; (v) GMO’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by GMO for its services to the Fund, and the fees charged to other accounts that GMO manages; (vii) the Advisor’s contractual agreement, which requires the Advisor to waive any portion of the management fee it is entitled to under the Management Agreement with respect to the Fund that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors for the management of their allocated portions of the Fund (the “Fee Waiver Agreement”); (viii) a summary of the compliance program applicable to GMO; (ix) information regarding the historical performance returns of GMO in managing the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (x) the financial condition of GMO.

Mercer Funds

Additional Information (Unaudited) (Continued)

In addition, the Independent Trustees considered the presentations made by, and discussions with, representatives of the Advisor, and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by GMO. During their review of this information, the Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to GMO, including: the nature, extent, and quality of the services to be provided to the Fund by GMO; GMO’s management style and investment decision-making process; GMO’s historical performance record managing the investment mandate it would employ for the Fund; the qualifications and experience of the members of GMO’s portfolio management team; and GMO’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the Subadvisors to the Fund, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to GMO, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by GMO. The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by GMO to the Fund. The Independent Trustees considered the specific investment management process that GMO would employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by GMO), the qualifications of GMO’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that GMO would be managing, and the performance record of GMO as compared to a relevant index. The Independent Trustees considered GMO’s infrastructure and resources, and whether GMO’s organization appeared to support GMO’s strategy adequately. The Independent Trustees also considered the Advisor’s review, selection, and due diligence process with respect to GMO, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by GMO. The Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of GMO’s portfolio managers and the qualifications of its investment professionals.

Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by GMO, as well as GMO’s ability to render such services based on GMO’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that GMO would manage.

(b)  Comparison of the services to be rendered and fees to be paid to GMO under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees considered the services that would be rendered by GMO and evaluated the compensation to be paid to GMO by the Advisor for those services. The Independent Trustees noted that the services that GMO would furnish to the Fund appeared to be comparable to the services that GMO currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to GMO by the Advisor in light of the fees that were charged by GMO to its other advisory clients, as disclosed in the Form ADV, Part 2A (Firm Brochure) provided and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by GMO were the result of an arm’s length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable.

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Additional Information (Unaudited) (Continued)

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at the January Meeting, in determining to recommend GMO to serve as a Subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to GMO for its services to the Fund were fair and reasonable. The Independent Trustees considered that the subadvisory fees of GMO would indirectly be borne by the Fund and its shareholders. The Independent Trustees further considered that as a result of the appointment of GMO and the implementation of the New Emerging Markets Fund Structure, the Fund’s subadvisory fees would be reduced and that these cost savings would accrue to the Fund, given the Fee Waiver Agreement. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided, the proposed level of fees to be paid to GMO with respect to the assets of the Fund to be allocated to GMO was supported by the services that were expected to be provided by GMO to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to GMO from its relationship with the Fund and concluded that they were reasonable.

The Independent Trustees considered the expected impact of the fees to be paid to GMO by the Advisor on the Fund’s overall operating expenses, given the Fee Waiver Agreement. In addition, since the fees to be paid to GMO were the result of arm’s-length bargaining between unaffiliated parties, the relevance of GMO’s potential profitability was considered by the Independent Trustees in that context. The Independent Trustees also took note of the Advisor’s explanation that the recommended appointment of GMO was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and the Independent Trustees considered that the Advisor was not realizing a direct profit from the investment advisory services that it provides to the Fund as a result of the Fee Waiver Agreement.

On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by GMO and the proposed fees to be paid to GMO by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to GMO as a result of serving as a Subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by GMO to the Fund.

(c)  Investment performance of the Fund and GMO. Because GMO was a newly proposed Subadvisor to the Fund, the Independent Trustees could not consider GMO’s investment performance in managing the Fund as a factor in evaluating the GMO Agreement. However, the Independent Trustees reviewed GMO’s historical performance record managing the investment mandate it would employ for the Fund as compared to a relevant index and concluded that GMO’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the GMO Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend GMO be appointed as a Subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for GMO was supported by the services that were expected to be provided to the Fund and approval of the GMO Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the GMO Agreement.

Approval of a New Subadvisory Agreement for the Fund with BennBridge US LLC

At the January Meeting, the Trustees, including the Independent Trustees, also considered and approved the BennBridge US Agreement.

Mercer Funds

Additional Information (Unaudited) (Continued)

In considering the approval of the BennBridge US Agreement, representatives of the Advisor explained that BennBridge US utilizes the services of its UK-based affiliate BennBridge Ltd. (“BennBridge UK”), through a participating affiliate arrangement in accordance with relevant SEC guidance that allows BennBridge UK to provide services and investment personnel to BennBridge US and pursuant to which these personnel of BennBridge UK are considered to be “associated persons” of BennBridge US for purposes of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Independent Trustees further took into consideration that BennBridge UK in turn utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge UK and Skerryvore under which certain personnel of Skerryvore have been assigned to work for BennBridge UK under the supervision of BennBridge UK, and these Skerryvore personnel are each deemed to be “supervised persons” of BennBridge US for purposes of the Advisers Act, including the portfolio managers.

The Independent Trustees considered the information and materials from the Advisor and BennBridge US that included, as to BennBridge US and the Fund: (i) the BennBridge US Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended BennBridge US for the Board’s approval, and the Advisor’s rationale for recommending that BennBridge US be appointed as a Subadvisor to the Fund; (iii) information describing the nature, extent, and quality of the services that BennBridge US proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of BennBridge US; (v) BennBridge US’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by BennBridge US for its services to the Fund, including as compared to the fees charged to another account that BennBridge US manages; (vii) the Advisor’s contractual agreement, which requires the Advisor to waive any portion of the management fee it is entitled to under the Management Agreement with respect to the Fund that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s subadvisors for the management of their allocated portions of the Fund (the “Fee Waiver Agreement”); (viii) a summary of the compliance program applicable to BennBridge US; (ix) information regarding the historical performance returns of BennBridge US (which is attributable to Skerryvore) in managing the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (x) the financial condition of BennBridge US.

In addition, the Independent Trustees considered the presentations made by, and discussions with, representatives of the Advisor, and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by BennBridge US. During their review of this information, the Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to BennBridge US, including: the nature, extent, and quality of the services to be provided to the Fund by BennBridge US and by BennBridge UK, as a result of the use of the participating affiliate arrangement; BennBridge US’s management style and investment decision-making process; BennBridge US’s historical performance record (which is attributable to Skerryvore) managing the investment mandate it would employ for the Fund; the qualifications and experience of the members of BennBridge US’s portfolio management team; and BennBridge US’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the Subadvisors to the Fund, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

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Additional Information (Unaudited) (Continued)

In particular, and as to BennBridge US, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by BennBridge US. The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by BennBridge US to the Fund. The Independent Trustees considered the specific investment management process that BennBridge US would employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by BennBridge US), the qualifications of BennBridge US’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that BennBridge US would be managing, and the performance record of BennBridge US as compared to a relevant index. The Independent Trustees considered BennBridge US’s infrastructure and resources, and whether BennBridge US’s organization appeared to support BennBridge US’s strategy adequately. The Independent Trustees also considered the Advisor’s review, selection, and due diligence process with respect to BennBridge US, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by BennBridge US. The Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of BennBridge US’s portfolio managers and the qualifications of its investment professionals.

Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by BennBridge US, as well as BennBridge US’s ability to render such services based on BennBridge US’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that BennBridge US would manage.

(b)  Comparison of the services to be rendered and fees to be paid to BennBridge US under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees considered the services that would be rendered by BennBridge US and evaluated the compensation to be paid to BennBridge US by the Advisor for those services. The Independent Trustees noted that the services that BennBridge US would furnish to the Fund appeared to be comparable to the services that BennBridge US currently provides or will provide to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to BennBridge US by the Advisor in light of the fees that were charged by BennBridge US to its other advisory client having a similar investment strategy, as provided in its 15(c) Questionnaire responses. The Independent Trustees also considered that the fees agreed to by BennBridge US were the result of an arm’s length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at the January Meeting, in determining to recommend BennBridge US to serve as a Subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to BennBridge US for its services to the Fund were fair and reasonable. The Independent Trustees considered that the subadvisory fees of BennBridge US would indirectly be borne by the Fund and its shareholders. The Independent Trustees further considered that as a result of the appointment of BennBridge US and the implementation of the New Emerging Markets Fund Structure, the Fund’s subadvisory fees would be reduced and that these cost savings would accrue to the Fund, given the Fee Waiver Agreement. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided, the proposed level of fees to be paid

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Additional Information (Unaudited) (Continued)

to BennBridge US with respect to the assets of the Fund to be allocated to BennBridge US was supported by the services that were expected to be provided by BennBridge US to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to BennBridge US from its relationship with the Fund and concluded that they were reasonable.

The Independent Trustees considered the expected impact of the fees to be paid to BennBridge US by the Advisor on the Fund’s overall operating expenses, given the Fee Waiver Agreement. In addition, since the fees to be paid to BennBridge US were the result of arm’s-length bargaining between unaffiliated parties, the relevance of BennBridge US’s potential profitability was considered by the Independent Trustees in that context. The Independent Trustees also took note of the Advisor’s explanation that the recommended appointment of BennBridge US was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and the Independent Trustees considered that the Advisor was not realizing a direct profit from the investment advisory services that it provides to the Fund as a result of the Fee Waiver Agreement.

On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by BennBridge US and the proposed fees to be paid to BennBridge US by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to BennBridge US as a result of serving as a Subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by BennBridge US to the Fund.

(c)  Investment performance of the Fund and BennBridge US. Because BennBridge US was a newly proposed Subadvisor to the Fund, the Independent Trustees could not consider BennBridge US’s investment performance in managing the Fund as a factor in evaluating the BennBridge US Agreement. However, the Independent Trustees reviewed BennBridge US’s performance record (which is attributable to Skerryvore) managing the investment mandate it would employ for the Fund as compared to a relevant index and concluded that BennBridge US’s performance record (which is attributable to Skerryvore), viewed together with the other factors considered by the Independent Trustees, supported a decision to approve BennBridge US Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend BennBridge US be appointed as a Subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for BennBridge US was supported by the services that were expected to be provided to the Fund and approval of the BennBridge US Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the BennBridge US Agreement.

Mercer Funds

Additional Information (Unaudited) (Continued)

Mercer US Large Cap Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

(the “Cash Equitization Funds”)

Approval of a New Subadvisory Agreement for each of the Cash Equitization Funds with Parametric Portfolio Associates LLC Effective Upon the Closing of the Transaction Involving the Acquisition of Eaton Vance Corp. by Morgan Stanley

At the January Meeting, the Advisor also recommended, and the Board of Trustees, including the Independent Trustees, considered and approved, with respect to each of the Cash Equitization Funds, a proposed new subadvisory agreement (the “New Parametric Subadvisory Agreement”) to be entered into by the Advisor and Parametric Portfolio Associates LLC (“Parametric”) to replace the previous subadvisory agreement (the “Prior Parametric Subadvisory Agreement”) that was deemed to be terminated effective upon the closing of the transaction involving the acquisition of Parametric’s corporate parent Eaton Vance Corp. by Morgan Stanley (the “Morgan Stanley Transaction”). The Morgan Stanley Transaction was successfully completed and closed effective as of March 1, 2021, and as of that date Parametric became a subsidiary of Morgan Stanley.

In considering the approval of the New Parametric Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor and Parametric that included, as to Parametric and each of the Cash Equitization Funds: (i) the New Parametric Subadvisory Agreement; (ii) information regarding the review and due diligence process by which the Advisor had initially selected, monitored, and evaluated Parametric, and recommended Parametric for Board approval, and the Advisor’s rationale for recommending the continued retention of Parametric following the closing of the Morgan Stanley Transaction; (iii) information describing the nature, extent, and quality of the services that Parametric provided to the Cash Equitization Funds, and the fees that Parametric charged for these services; (iv) the Advisor’s contractual agreement, which requires the Advisor to waive any portion of the management fee it is entitled to under the Management Agreement with respect to each of the Cash Equitization Funds that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to each Fund’s subadvisors for the management of their allocated portions of each of the Cash Equitization Funds (the “Fee Waiver Agreement”); (v) information regarding Parametric’s business and operations, financial condition, portfolio management team, and compliance program, and the effect that the Morgan Transaction may have on Parametric’s business and operations; (vi) information regarding Parametric’s brokerage and trading policies and practices; (vii) Parametric’s performance in managing its allocated portion of each of the Cash Equitization Funds’ investment portfolios; (viii) a comparison of Parametric’s performance returns for its allocated portion of each of the Cash Equitization Funds to each Cash Equitization Fund’s relevant index; and (ix) the Advisor’s detailed monitoring and reporting of Parametric’s performance on qualitative and quantitative factors.

In addition, the Independent Trustees considered their discussions with representatives of the Advisor regarding Parametric and the Morgan Stanley Transaction. The Independent Trustees considered and analyzed the factors that the Independent Trustees deemed relevant with respect to Parametric, including: the nature, extent, and quality of the services to be provided to each of the Cash Equitization Funds by Parametric following the consummation of the Morgan Stanley Transaction; Parametric’s

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Additional Information (Unaudited) (Continued)

investment management style and investment decision-making process; Parametric’s historical performance record managing its allocated portion of each Cash Equitization Fund’s portfolio, the qualifications and experience of the employees at Parametric who were responsible for the day-to-day management of the allocated portion of each of the Cash Equitization Funds; and Parametric’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the other Subadvisors to the Funds, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to each of the Cash Equitization Funds and to Parametric, the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the advisory services to be provided by Parametric. The Independent Trustees reviewed the nature, extent, and quality of the advisory services that Parametric had provided to each of the Cash Equitization Funds under the Prior Parametric Subadvisory Agreement and that are proposed to be provided by Parametric under the New Parametric Subadvisory Agreement. The Independent Trustees considered, as to Parametric: (i) its organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to each of the Cash Equitization Funds and the performance history of each of the Cash Equitization Funds; (iii) its investment strategy for the Cash Equitization Funds; (iv) its performance relative to comparable mutual funds and unmanaged indices; and (v) its compliance program. The Independent Trustees also considered the review process undertaken by the Advisor and the Advisor’s favorable assessment of the nature and quality of the subadvisory services provided and expected to be provided by Parametric to each of the Cash Equitization Funds after consummation of the Morgan Stanley Transaction. The Independent Trustees also noted that the executive and portfolio management teams of Parametric were expected to stay in place after consummation of the Morgan Stanley Transaction. The Independent Trustees concluded that each of the Cash Equitization Funds and their shareholders would continue to benefit from the quality and experience of Parametric’s investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services provided by Parametric under the Prior Parametric Subadvisory Agreement, as well as Parametric’s ability to render such services based on its experience, operations and resources, were adequate and appropriate for each of the Cash Equitization Funds in light of each such Fund’s investment objective, and supported a decision to approve the New Parametric Subadvisory Agreement.

(b)  Comparison of the services to be rendered and fees to be paid to Parametric under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees considered the services that would be rendered by Parametric and evaluated the compensation to be paid to Parametric by the Advisor for those services. The Independent Trustees considered the fees payable under the New Parametric Subadvisory Agreement. The Independent Trustees took account of the Advisor’s reasons for concluding that the compensation payable to Parametric for its proposed services to each of the Cash Equitization Funds was reasonable in light of the nature and quality of the services furnished to the Cash Equitization Funds, and the Advisor’s recommendation that Parametric continue following the Morgan Stanley Transaction, particularly in light of the fact that Parametric’s fees would indirectly be borne by each of the Cash Equitization Funds and their shareholders as a result of the Fee Waiver Agreement. The Independent Trustees considered the expected impact of the subadvisory fees on each Cash Equitization Fund’s overall operating expenses, given the Fee Waiver Agreement. The Independent Trustees also took note of the Advisor’s explanation that the Advisor was not realizing a direct profit

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Additional Information (Unaudited) (Continued)

from the investment advisory services it provides to the Cash Equitization Funds as a result of the subadvisory fee arrangements and the Fee Waiver Agreement. The Independent Trustees concluded that the proposed level of fees to be paid to Parametric by the Advisor with respect to the assets allocated to Parametric was supported by the services that were expected to be provided by Parametric. The Independent Trustees noted that the services that Parametric would furnish to the Cash Equitization Funds appeared to be comparable to the services that Parametric currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered that the fees agreed to by Parametric were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend that Parametric continue to serve as a subadvisor to each of the Cash Equitization Funds, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Parametric for its services to each of the Cash Equitization Funds were reasonable.

The Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed level of fees to be paid to Parametric was supported by the services that were expected to be provided by Parametric. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Parametric from its relationship with the Cash Equitization Funds and concluded that they were reasonable. Since the fees to be paid to Parametric were the result of arm’s length bargaining between unaffiliated parties, the potential profitability of Parametric was not considered relevant to the Independent Trustees’ deliberations. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by Parametric and the proposed fees to be paid to Parametric by the Advisor for managing its allocated portion of each of the Cash Equitization Funds, the potential benefits accruing to Parametric as a result of serving as a subadvisor were reasonable in relation to the services that were expected to be provided by Parametric to the Cash Equitization Funds.

(c)  Investment performance of the Cash Equitization Funds and Parametric. The Independent Trustees considered whether Parametric operated within each respective Cash Equitization Fund’s investment objective and style, and considered Parametric’s record of compliance with each Cash Equitization Fund’s relevant investment restrictions. The Independent Trustees also considered the Advisor’s conclusions, and the reasons supporting the Advisor’s conclusions, that the performance record of Parametric supported the approval of the New Parametric Subadvisory Agreement.

Conclusion. Following full consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Independent Trustees. Based on these factors, along with the determinations of the Advisor at the conclusion of its review and due diligence process and such other matters as were deemed relevant, the Independent Trustees concluded that the fee rate for Parametric continued to be supported by the services that are to be provided after the closing of the Morgan Stanley Transaction by Parametric to each of the Cash Equitization Funds. As a result, the Independent Trustees concluded that the approval of the New Parametric Subadvisory Agreement was in the best interests of each of the Cash Equitization Funds and their shareholders and the Board, including a majority of the Independent Trustees, determined to approve the New Parametric Subadvisory Agreement.

The March Meeting

Mercer Global Low Volatility Equity Fund

Approval of a New Subadvisory Agreement for the Fund with Ninety One LLC

At the March Meeting, the Trustees, including the Independent Trustees, considered and approved a proposed new subadvisory agreement between the Advisor and Ninety One North America, Inc.

Mercer Funds

Additional Information (Unaudited) (Continued)

(“Ninety One”) on behalf of the Mercer Global Low Volatility Equity Fund (the “Fund”) (the “Ninety One Agreement”).

In considering the approval of the Ninety One Agreement, the Independent Trustees considered the information and materials from the Advisor and Ninety One that included, as to Ninety One and the Fund: (i) the Ninety One Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Ninety One for the Board’s approval, and the Advisor’s rationale for recommending that Ninety One be appointed as a Subadvisor to the Fund; (iii) information describing the nature, extent, and quality of the services that Ninety One proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Ninety One; (v) Ninety One’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Ninety One for its services to the Fund, and the fees charged to other accounts that Ninety One manages; (vii) the Advisor’s contractual agreement, which requires the Advisor to waive any portion of the management fee it is entitled to under the Management Agreement with respect to the Fund that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Fund’s sub advisors for the management of their allocated portions of the Fund (the “Fee Waiver Agreement”); (viii) a summary of the compliance program applicable to Ninety One; (ix) information regarding the historical performance returns of Ninety One in managing the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (x) the financial condition of Ninety One.

In addition, the Independent Trustees considered the presentations made by, and discussions with, representatives of the Advisor, and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by Ninety One. During their review of this information, the Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to Ninety One, including: the nature, extent, and quality of the services to be provided to the Fund by Ninety One; Ninety One’s management style and investment decision-making process; Ninety One’s historical performance record managing the investment mandate it would employ for the Fund; the qualifications and experience of the members of Ninety One’s portfolio management team; and Ninety One’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the Subadvisors to the Fund, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to Ninety One, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Ninety One. The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Ninety One to the Fund. The Independent Trustees considered the specific investment management process that Ninety One would employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Ninety One), the qualifications of Ninety One’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Ninety One would be managing, and the performance record of Ninety One as compared to a relevant index. The Independent Trustees considered Ninety One’s infrastructure and resources, and whether Ninety One’s organization appeared to support Ninety One’s strategy adequately. The Independent Trustees also considered the Advisor’s

Mercer Funds

Additional Information (Unaudited) (Continued)

review, selection, and due diligence process with respect to Ninety One, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Ninety One. The Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of Ninety One’s portfolio managers and the qualifications of its investment professionals.

Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Ninety One, as well as Ninety One’s ability to render such services based on Ninety One’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Ninety One would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Ninety One under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees considered the services that would be rendered by Ninety One and evaluated the compensation to be paid to Ninety One by the Advisor for those services. The Independent Trustees noted that the services that Ninety One would furnish to the Fund appeared to be comparable to the services that Ninety One currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to Ninety One by the Advisor in light of the fees that were charged by Ninety One to its other advisory clients, as disclosed in the Form ADV, Part 2A (Firm Brochure) provided and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by Ninety One were the result of an arm’s length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, as discussed at the March Meeting, in determining to recommend Ninety One to serve as a Subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Ninety One for its services to the Fund were fair and reasonable. The Independent Trustees considered that the subadvisory fees of Ninety One would indirectly be borne by the Fund and its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided, the proposed level of fees to be paid to Ninety One with respect to the assets of the Fund to be allocated to Ninety One was supported by the services that were expected to be provided by Ninety One to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Ninety One from its relationship with the Fund and concluded that they were reasonable.

The Independent Trustees considered the expected impact of the fees to be paid to Ninety One by the Advisor on the Fund’s overall operating expenses, given the Fee Waiver Agreement. In addition, since the fees to be paid to Ninety One were the result of arm’s-length bargaining between unaffiliated parties, the relevance of Ninety One’s potential profitability was considered by the Independent Trustees in that context. The Independent Trustees also took note of the Advisor’s explanation that the recommended appointment of Ninety One was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and the Independent Trustees considered that the Advisor was not realizing a direct profit from the investment advisory services that it provides to the Fund as a result of the Fee Waiver Agreement.

On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by Ninety One and the proposed fees to be paid to Ninety One by the Advisor for managing its allocated portion of the Fund, the potential benefits

Mercer Funds

Additional Information (Unaudited) (Continued)

accruing to Ninety One as a result of serving as a Subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by Ninety One to the Fund.

(c)  Investment performance of the Fund and Ninety One. Because Ninety One was a newly proposed Subadvisor to the Fund, the Independent Trustees could not consider Ninety One’s investment performance in managing the Fund as a factor in evaluating the Ninety One Agreement. However, the Independent Trustees reviewed Ninety One’s historical performance record managing the investment mandate it would employ for the Fund as compared to a relevant index and concluded that Ninety One’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Ninety One Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Ninety One be appointed as a Subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Ninety One was supported by the services that were expected to be provided to the Fund and approval of the Ninety One Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the Ninety One Agreement.

Mercer Funds

Additional Information (Unaudited) (Continued)

Discussion of the Operation and Effectiveness of the Funds’

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”) which Mercer Investments LLC, the investment advisor to the Funds (the “Advisor”), believes is reasonably designed to assess and manage each Fund’s liquidity risk. The Board has designated the Advisor to serve as the administrator of the Program pursuant to the Liquidity Rule. The Advisor has established a Liquidity Risk Committee which is appointed to carry out day-to-day responsibilities under the Program. The Liquidity Risk Committee is comprised of representatives from various departments at the Advisor.

At a meeting of the Board held on March 30-31, 2021, the Advisor provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the “Review Period”). The report noted that the Advisor has concluded that the Program is reasonably designed and adequate to assess and manage each Fund’s liquidity risk, as such term is defined in the Liquidity Rule. In light of its experiences administering the Program during the Review Period, the Advisor has concluded that the Program has been implemented and operated effectively to assess and manage each Fund’s liquidity risk and further believes that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. Additionally, the report noted that no material changes to the Program have occurred during the Review Period or are contemplated. The report also noted that the Liquidity Risk Committee believes that each Fund’s liquidity risk remains within appropriate parameters and that each Fund’s investment strategy is appropriate for an open-end mutual fund. The report further reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without significant dilution to existing shareholders.

The Liquidity Rule and the Program also require the Funds to classify each portfolio investment into one of four liquidity categories. The Advisor has engaged an independent third-party vendor, which includes the use of that vendor’s proprietary liquidity analytical tool, to assist the Funds in classifying portfolio investments, based on inputs and assumptions adopted by the Liquidity Risk Committee in its reasonable judgment. In classifying portfolio investments, the Liquidity Risk Committee takes into account relevant market, trading and investment-specific considerations as well as the reasonably anticipated trade size of each portfolio investment.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). The Liquidity Rule also prohibits the acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2020 through March 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.29%	1,000.00	1,227.80	1,113.90	1.61
Hypothetical	0.29%	1,000.00	1,023.49	1,011.75	1.46

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.29%, multiplied by the average account value over the period, multiplied by 182/365.

Small/Mid Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.46%	1,000.00	1,370.80	1,185.40	2.72
Hypothetical	0.46%	1,000.00	1,022.64	1,011.32	2.32

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 182/365.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.37%	1,000.00	1,197.20	1,098.60	2.03
Hypothetical	0.37%	1,000.00	1,023.09	1,011.55	1.87

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 182/365.

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.14%	1,000.00	983.20	991.60	0.69
Hypothetical	0.14%	1,000.00	1,024.23	1,012.12	0.71

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 182/365.

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.45%	1,000.00	1,039.60	1,019.80	2.29
Hypothetical	0.45%	1,000.00	1,022.69	1,011.35	2.27

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 182/365.

Emerging Markets — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.45%	1,000.00	1,232.20	1,116.10	2.50
Hypothetical	0.45%	1,000.00	1,022.69	1,011.35	2.27

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 182/365.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Global Low Volatility — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.29%	1,000.00	1,117.90	1,058.95	1.53
Hypothetical	0.29%	1,000.00	1,023.49	1,011.75	1.46

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.29%, multiplied by the average account value over the period, multiplied by 182/365.

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (77)	Trustee	Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of Cara Therapeutics, Inc.; Mr. Bains was a director of BG Medicine, Inc.(2007 to 2014) and a trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).

Adela M. Cepeda 99 High Street Boston, MA 02110 (63)	Chairperson and Trustee	Chairperson since 2018; Trustee since 2005	Ms. Cepeda was Managing Director of PFM Financial Advisors LLC (a financial advisory firm) from September 2016 to December 2019. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995 — 2016.	7	Ms. Cepeda is a director or trustee of: The UBS Funds (15 portfolios); UBS Relationship Funds (11 portfolios); SMA Relationship Trust (5 portfolios); Morgan Stanley Pathway Funds (11 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a director of Fort Dearborn Income Securities, Inc. (2000 to 2016).

Gail A. Schneider 99 High Street Boston, MA 02110 (72)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JPMorgan Chase & Co.	7	None

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Luis A. Ubiñas 99 High Street Boston, MA 02110 (58)	Trustee	Trustee since 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: Electronic Arts, Inc., Boston Private Financial Holdings, Inc., and Tanger Factory Outlet Centers, Inc.

Joan E. Steel 99 High Street Boston, MA 02110 (67)	Trustee	Trustee since January 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since September 2009. Prior to founding her own firm, Ms. Steel was a Senior Vice President, Private Wealth Advisor for the Capital Group, a large global asset manager.	7	Ms. Steel was an independent director of The Hershey Trust Company from 2012 to 2016.

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Joseph** (56)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is Vice President and Head of the US Mercer Delegated Solutions of Mercer Investments LLC since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investments LLC.	7	Mr. Joseph is a trustee of Mercer Trust Company LLC and was a director of Mercer Investments LLC from January 2017 to March 2019.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Gouthro (53)	Vice President, Treasurer and Chief Financial Officer	Since 2018	Mr. Gouthro is a partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Jeff Coleman (51)	Vice President and Assistant Treasurer	Since 2019	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019. Prior to joining Mercer, Mr. Coleman was a Vice President at Fidelity Investments from 2016 to 2018 and a Managing Director, Fund Chief Financial Officer at BofA Global Capital Management from 2010 to 2016.

Carol Ann McMahon (49)	Vice President and Assistant Treasurer	Since 2017	Ms. McMahon is a Partner and Global COO for Wealth Global Business Solutions since 2016 and US COO in January 2017. Prior to 2016, Ms. McMahon held the position of European COO since 2006.

Stan Mavromates (60)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investments LLC since 2012.

Colin Dean (44)	Vice President, Chief Legal Officer, and Secretary	Since 2017	Mr. Dean is Global Chief Counsel Investments since 2018. He has also served as Senior Legal Counsel — Investments for Mercer Investments LLC from 2010 to 2018.

Caroline Hulme (35)	Vice President and Assistant Secretary	Since 2017	Ms. Hulme is Senior Legal Counsel, Investments since 2018. She served as Legal Counsel — Investments for Mercer Investments LLC from 2014 to 2018. Prior to 2014, she was an Associate in the investment management practice group of Bingham McCutchen LLP.

Larry Vasquez (53)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.

Jennifer Reiche (50)	Chief Compliance Officer	Since 2019	Ms. Reiche is the Chief Compliance Officer of Mercer Trust Company LLC since July 2019. Ms. Reiche served as Chief Compliance Officer of Mercer Investments LLC from July 2019 to April 2020. She served as US Compliance Leader, Mercer Investments from January 2017 to April 2020. Ms. Reiche served as Chief Compliance Officer for Century Capital Management LLC and Century Funds (June 2014 — January 2017).

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Harrison M. Bains, Jr. and Adela Cepeda, who are both “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $410,300 and $379,500 for the fiscal years ended March 31, 2020 and March 31, 2021, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2020 and March 31, 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $69,300 and $69,300 for the fiscal years ended March 31, 2020 and March 31, 2021, respectively. Fees in the amount of $65,163 and $123,144 were billed in the fiscal years ended March 31, 2020 and March 31, 2021, respectively for review of non-US capital gains and the preparation and filing of return of income for the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

(d) All Other Fees – Fees in the amount of $103,333 and $54,833 were billed in the fiscal year ended March 31, 2020 and March 31, 2021, respectively for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund and the Mercer Global Low Volatility Equity Fund in certain European Union countries.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

There were no aggregate fees billed for the fiscal year ended March 31, 2021 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	/S/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)
Date May 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/S/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)
Date May 21, 2021

By (Signature and Title)	/S/ Stephen Gouthro
Stephen Gouthro Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date May 21, 2021